UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

MAY 31, 2021

Annual Report

USAA Cornerstone Moderately
Conservative Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Supplemental Information (Unaudited)	39
Trustees' and Officers' Information	39
Proxy Voting and Portfolio Holdings Information	45
Expense Example	45
Additional Federal Income Tax Information	46
Advisory Contract Agreement	47
Liquidity Risk Management Program	50
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Moderately Conservative Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Cornerstone Moderately Conservative Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Cornerstone Moderately Conservative Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2021, the Fund had a total return of 16.30%. This compares to returns of 1.22% for the Bloomberg Barclays U.S. Universal Index and 16.79% for the Cornerstone Moderately Conservative Composite Index.

•  What strategies did you employ during the reporting period?

The Fund delivered strong positive total returns during the reporting period as equity markets rebounded sharply off the market lows produced during the COVID-induced sell off early last year. All major equity asset classes participated in the rally with U.S. small-cap and emerging market stocks leading the way. The Fund's allocation to fixed income produced small positive returns. Despite the double-digit total returns, the Fund slightly underperformed the Cornerstone Moderately Conservative Composite Index.

Positive contributors to the relative performance included an overweight to emerging market stocks. The Fund also benefitted from a tactical underweight to fixed-income securities as the sharp increase in interest rates weighed on bond prices particularly during the first quarter of 2021. Security selection in the Fund's underlying fixed-income portfolio added value due to an overweight to credit-oriented securities.

These positive drivers were offset by weakness in the security selection within the U.S large-cap portion of the portfolio, primarily driven by the resurgence of what we believe are lower-quality stocks, which experienced a sharp relief rally following the rollout of the vaccine. Additionally, the Fund's commodity exposure was weighted more heavily towards gold-related securities, which underperformed a more diversified basket. A tactical underweight to real estate investment trusts also detracted slightly from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Moderately Conservative Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	Bloomberg Barclays U.S. Universal Index[1]	Cornerstone Moderately Conservative Composite Index[2]
One Year	16.30%	1.22%	16.79%
Five Year	6.65%	3.69%	8.07%
Since Inception	5.83%	3.32%	7.11%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderately Conservative Fund — Growth of $10,000

*The performance of the Bloomberg Barclays U.S. Universal Index and Cornerstone Moderately Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the USAA Cornerstone Moderately Conservative Fund is June 8, 2012. There may be a slight variation of performance numbers because of this difference.

1The unmanaged Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below-investment-grade. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (23%), the MSCI ACWI ex USA IMI Net (15%), the Bloomberg Barclays U.S. Universal Index (58%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury—Bills (1—3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks current income with a secondary focus on capital appreciation.

Asset Allocation*:

May 31, 2021

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (1.8%)
Americredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24, Callable 8/18/22 @ 100	$480	$492
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 10/18/22 @ 100	19	19
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 6/20/23 @ 100 (a)	806	815
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 6/19/21 @ 100 (a)	263	264
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 8/15/23 @ 100	137	142
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.55%, 8/15/27, Callable 10/15/21 @ 100 (a)	4	4
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 8/15/22 @ 100	139	143
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 5/15/23 @ 100 (a)	110	111
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 4/15/22 @ 100 (a)	110	113
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 4/15/23 @ 100 (a)	207	210
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	143	150
Hertz Vehicle Financing II LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	21	21
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 6/20/22 @ 100 (a)	97	99
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	55	56
Navient Student Loan Trust, Series 2015-2, Class B, 1.59% (LIBOR01M+150bps), 8/25/50, Callable 8/25/29 @ 100 (b)	200	200
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (a)	66	68
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 5/20/25 @ 100 (a)	107	109
Trinity Rail Leasing LLC, Series 2019-2A, Class A1, 2.39%, 10/18/49, Callable 11/17/21 @ 100 (a)	392	401
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 4/15/23 @ 100 (a)	358	363
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 1/15/22 @ 100 (a)	263	265
Total Asset-Backed Securities (Cost $3,969)		4,045
Collateralized Mortgage Obligations (1.0%)
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (c)	155	22
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (c)	26	26
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53, Callable 11/15/29 @ 100	143	147

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.61% (LIBOR01M+250bps), 10/7/21 (a) (b)	$320	$320
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	132	141
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53, Callable 11/15/29 @ 100	143	152
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	215	220
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	140	149
COMM Mortgage Trust, Series 2019-GC44, Class ASB, 2.87%, 8/15/57, Callable 5/15/29 @ 100	215	231
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.29% (LIBOR01M+19bps), 2/15/40 (b)	3	3
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.91%, 1/15/49, Callable 11/15/25 @ 100 (c) (d)	2,169	148
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	500	514
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53, Callable 9/13/29 @ 100	77	83
Manhattan West, Series 2020-1MW, Class A, 2.13%, 9/10/40 (a)	87	89
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.05%, 5/10/45, Callable 4/10/22 @ 100 (a) (c) (d)	2,369	18
Total Collateralized Mortgage Obligations (Cost $2,392)		2,263
Common Stocks (13.8%)
Communication Services (1.3%):
Alphabet, Inc. Class C (e)	419	1,010
AT&T, Inc.	6,294	185
Comcast Corp. Class A	7,294	418
Facebook, Inc. Class A (e)	1,030	339
Match Group, Inc. (e)	973	140
Pinterest, Inc. Class A (e)	2,383	156
Sirius XM Holdings, Inc. (f)	21,360	133
Snap, Inc. Class A (e)	2,680	166
Verizon Communications, Inc.	6,989	395
		2,942
Consumer Discretionary (1.1%):
Aptiv PLC (e)	996	150
AutoZone, Inc. (e)	96	135
Best Buy Co., Inc.	1,181	137
eBay, Inc.	2,545	155
Ford Motor Co. (e)	12,920	188
General Motors Co. (e)	2,657	157
Lennar Corp. Class A	1,361	135
Lowe's Cos., Inc.	1,726	336
O'Reilly Automotive, Inc. (e)	261	140
Roku, Inc. (e)	456	158
Target Corp. (g)	1,555	353

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tesla, Inc. (e)	395	$247
The Home Depot, Inc.	687	219
		2,510
Consumer Staples (0.9%):
Altria Group, Inc.	9,838	484
Archer-Daniels-Midland Co.	2,265	151
Colgate-Palmolive Co.	1,802	151
Keurig Dr Pepper, Inc.	3,994	148
Monster Beverage Corp. (e)	1,639	155
Philip Morris International, Inc.	3,679	355
The Clorox Co.	783	138
The Estee Lauder Cos., Inc.	497	152
Tyson Foods, Inc. Class A	1,820	145
Walgreens Boots Alliance, Inc.	2,872	151
		2,030
Energy (0.3%):
Chevron Corp.	1,808	188
ConocoPhillips	5,636	314
Marathon Petroleum Corp.	2,526	156
		658
Financials (1.8%):
AGNC Investment Corp.	462	9
Annaly Capital Management, Inc.	1,158	11
Aon PLC Class A	586	148
Berkshire Hathaway, Inc. Class B (e)	850	246
BlackRock, Inc.	211	185
Capital One Financial Corp.	2,036	327
Citigroup, Inc.	2,429	191
Fifth Third Bancorp	3,520	148
KeyCorp	6,154	142
MetLife, Inc.	4,568	299
Morgan Stanley	3,955	360
MSCI, Inc.	300	140
Prudential Financial, Inc.	2,868	307
S&P Global, Inc.	413	157
SVB Financial Group (e)	494	288
T. Rowe Price Group, Inc.	777	149
The Allstate Corp.	1,125	154
The Goldman Sachs Group, Inc.	933	347
The Progressive Corp.	1,457	144
Wells Fargo & Co.	4,075	190
		3,942
Health Care (2.7%):
Abbott Laboratories	1,651	193
AbbVie, Inc.	1,699	192
Agilent Technologies, Inc.	1,077	149
Align Technology, Inc. (e)	247	146
Amgen, Inc.	1,408	335
Anthem, Inc.	421	168

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Biogen, Inc. (e)	1,095	$293
Bristol-Myers Squibb Co.	2,803	184
Cigna Corp.	639	165
CVS Health Corp.	2,025	175
Danaher Corp.	700	179
Eli Lilly & Co.	923	184
Gilead Sciences, Inc. (g)	2,474	164
HCA Healthcare, Inc.	1,476	317
IDEXX Laboratories, Inc. (e)	542	302
IQVIA Holdings, Inc. (e)	648	156
Johnson & Johnson (g)	3,027	512
Merck & Co., Inc.	2,377	180
Mettler-Toledo International, Inc. (e)	226	294
Pfizer, Inc.	5,072	196
Stryker Corp.	646	165
Thermo Fisher Scientific, Inc.	403	189
UnitedHealth Group, Inc.	1,759	725
Waters Corp. (e)	462	149
Zoetis, Inc.	926	164
		5,876
Industrials (1.5%):
3M Co.	1,686	342
Carrier Global Corp.	3,362	154
Caterpillar, Inc.	733	177
CSX Corp.	1,568	157
Cummins, Inc.	571	147
Deere & Co.	436	158
Eaton Corp. PLC	2,114	307
Fastenal Co.	2,703	143
General Dynamics Corp.	789	150
Illinois Tool Works, Inc.	656	152
Johnson Controls International PLC	2,334	155
Lockheed Martin Corp.	848	324
Northrop Grumman Corp.	424	155
Otis Worldwide Corp.	1,851	145
PACCAR, Inc.	1,588	145
Rockwell Automation, Inc.	544	144
Trane Technologies PLC	832	155
W.W. Grainger, Inc.	306	142
		3,252
Information Technology (3.2%):
Accenture PLC Class A	633	179
Adobe, Inc. (e)	390	197
Apple, Inc.	10,947	1,364
Applied Materials, Inc.	2,515	347
Broadcom, Inc.	819	387
Cadence Design Systems, Inc. (e)	1,147	146
CDW Corp.	809	134
Cisco Systems, Inc.	7,563	400
Cognizant Technology Solutions Corp. Class A	1,916	137

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HP, Inc.	12,825	$375
Intel Corp.	3,388	193
International Business Machines Corp.	1,203	173
Intuit, Inc.	400	176
Lam Research Corp.	503	327
Mastercard, Inc. Class A	612	221
Micron Technology, Inc. (e)	1,879	158
Microsoft Corp. (g)	2,459	614
NVIDIA Corp.	390	253
NXP Semiconductors NV	762	161
Oracle Corp.	2,225	175
Square, Inc. Class A (e)	672	149
TE Connectivity Ltd.	1,099	149
Texas Instruments, Inc.	1,912	363
VeriSign, Inc. (e)	662	146
VMware, Inc. Class A (e) (f)	880	139
		7,063
Materials (0.3%):
Dow, Inc.	2,309	158
International Paper Co.	2,389	151
LyondellBasell Industries NV Class A	1,306	147
PPG Industries, Inc.	818	147
The Sherwin-Williams Co.	541	153
		756
Real Estate (0.4%):
Alexandria Real Estate Equities, Inc.	105	19
American Tower Corp.	367	94
AvalonBay Communities, Inc.	117	24
Boston Properties, Inc.	123	14
Camden Property Trust	80	10
CBRE Group, Inc. Class A (e)	277	24
Crown Castle International Corp.	365	69
Digital Realty Trust, Inc.	226	34
Duke Realty Corp.	308	14
Equinix, Inc.	74	55
Equity LifeStyle Properties, Inc.	145	10
Equity Residential	308	24
Essex Property Trust, Inc.	54	16
Extra Space Storage, Inc.	109	16
Healthpeak Properties, Inc.	441	15
Host Hotels & Resorts, Inc. (e)	570	10
Invitation Homes, Inc.	469	17
Iron Mountain, Inc.	241	11
Medical Properties Trust, Inc.	476	10
Mid-America Apartment Communities, Inc.	95	15
Omega Healthcare Investors, Inc.	190	7
Prologis, Inc.	615	73
Public Storage	133	38
Realty Income Corp.	290	20
Regency Centers Corp.	142	9

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
SBA Communications Corp.	92	$27
Simon Property Group, Inc.	280	36
Sun Communities, Inc.	83	14
UDR, Inc.	245	12
Ventas, Inc.	311	17
VEREIT, Inc.	178	8
VICI Properties, Inc.	440	14
Vornado Realty Trust	133	6
Welltower, Inc.	346	26
Weyerhaeuser Co.	611	23
WP Carey, Inc.	145	11
		842
Utilities (0.3%):
Exelon Corp.	3,311	150
NextEra Energy, Inc. (g)	2,405	176
NRG Energy, Inc.	3,983	128
The AES Corp.	10,824	275
		729
Total Common Stocks (Cost $23,048)		30,600
Preferred Stocks (0.5%)
Communication Services (0.2%):
Qwest Corp., 6.50%, 9/1/56	20,000	507
Financials (0.3%):
Delphi Financial Group, Inc., 3.35% (LIBOR03M+319bps), 5/15/37 (b) (h)	27,414	610
Total Preferred Stocks (Cost $1,190)		1,117
Corporate Bonds (11.2%)
Communication Services (0.2%):
Fox Corp., 3.05%, 4/7/25, Callable 3/7/25 @ 100	$102	109
The Walt Disney Co., 2.20%, 1/13/28	94	97
T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100	257	282
		488
Consumer Discretionary (0.3%):
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	85	100
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	172	189
Nordstrom, Inc., 4.38%, 4/1/30, Callable 1/1/30 @ 100 (f)	143	147
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	106	111
		547
Consumer Staples (0.9%):
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	358	427
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @ 100	161	172
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @ 100	62	63
PepsiCo, Inc., 2.25%, 3/19/25, Callable 2/19/25 @ 100	332	351
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	83	106

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Coca-Cola Co., 2.00%, 3/5/31	$500	$497
Unilever Capital Corp., 2.60%, 5/5/24, Callable 3/5/24 @ 100	350	372
		1,988
Energy (1.6%):
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	273	287
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	350	377
Enbridge Energy Partners LP, 7.38%, 10/15/45, Callable 4/15/45 @ 100 (g)	650	991
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100	215	224
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (g)	357	385
Florida Gas Transmission Co. LLC, 2.55%, 7/1/30, Callable 4/1/30 @ 100 (a)	89	89
Marathon Petroleum Corp., 4.70%, 5/1/25, Callable 4/1/25 @ 100	99	112
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a)	209	220
National Oilwell Varco, Inc., 3.60%, 12/1/29, Callable 9/1/29 @ 100	286	298
Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	143	121
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100	89	113
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	143	155
Western Midstream Operating LP, 4.35%, 2/1/25, Callable 1/1/25 @ 100	151	158
		3,530
Financials (4.0%):
AmTrust Financial Services, Inc., 6.13%, 8/15/23	332	337
Ares Capital Corp., 3.63%, 1/19/22, Callable 12/19/21 @ 100 (g)	350	356
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	184	190
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @ 100	100	110
Belrose Funding Trust, 2.33%, 8/15/30, Callable 5/15/30 @ 100 (a)	209	203
Citizens Financial Group, Inc., 2.50%, 2/6/30, Callable 11/6/29 @ 100	215	219
Cullen/Frost Capital Trust II, 1.74% (LIBOR03M+155bps), 3/1/34, Callable 7/12/21 @ 100 (b)	1,000	961
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	106	130
First Maryland Capital I, 1.18% (LIBOR03M+100bps), 1/15/27, Callable 7/12/21 @ 100 (b)	100	96
Glencore Funding LLC, 2.50%, 9/1/30, Callable 6/1/30 @ 100 (a)	244	239
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	184	198
HSB Group, Inc., 1.09% (LIBOR03M+91bps), 7/15/27, Callable 7/12/21 @ 100 (b)	550	499
Hyundai Capital America, 3.75%, 7/8/21 (a) (g)	700	702
JPMorgan Chase & Co., 2.52% (SOFR+204bps), 4/22/31, Callable 4/22/30 @ 100 (b)	124	126
KeyCorp, 2.25%, 4/6/27, MTN	215	224
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	287	305
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @ 100	140	150
Nationwide Mutual Insurance Co., 2.47% (LIBOR03M+229bps), 12/15/24, Callable 7/12/21 @ 100 (a) (b)	1,100	1,096
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b)	52	56
PPL Capital Funding, Inc., 4.13%, 4/15/30, Callable 1/15/30 @ 100	141	160
Prudential Financial, Inc., 5.63% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	600	649
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @ 100	158	165
Santander Holdings USA, Inc., 3.45%, 6/2/25, Callable 5/2/25 @ 100	88	95

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	$250	$259
Texas Capital Bank NA, 5.25%, 1/31/26	143	153
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @ 100	43	47
Truist Bank, 0.83% (LIBOR03M+67bps), 5/15/27, Callable 7/12/21 @ 100 (b)	1,000	971
Wells Fargo & Co., 2.19% (SOFR+200bps), 4/30/26, Callable 4/30/25 @ 100 (b)	159	166
		8,862
Health Care (0.7%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100	287	309
CVS Health Corp., 3.25%, 8/15/29, Callable 5/15/29 @ 100 (g)	534	575
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	158	167
Duke University Health System, Inc., 2.60%, 6/1/30	105	109
HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @ 100	358	437
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (a)	52	53
		1,650
Industrials (1.3%):
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	215	221
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100	107	109
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	106	112
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (a)	47	47
Dover Corp., 2.95%, 11/4/29, Callable 8/4/29 @ 100	215	229
Georgia-Pacific LLC, 2.10%, 4/30/27, Callable 2/28/27 @ 100 (a)	248	257
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	248	259
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100	143	144
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	141	156
Ryder System, Inc., 2.90%, 12/1/26, MTN, Callable 10/1/26 @ 100	358	384
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	114	133
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @ 100	212	265
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	325	342
United Airlines Pass Through Trust, 2.90%, 11/1/29	287	280
		2,938
Information Technology (0.5%):
Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @ 100	300	311
HP, Inc., 3.40%, 6/17/30, Callable 3/17/30 @ 100	161	172
Jabil, Inc., 3.00%, 1/15/31, Callable 10/15/30 @ 100	47	48
Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	466	523
		1,054
Materials (0.2%):
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	86	88
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	44	47
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	124	133
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	141	155
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100 (g)	80	83
		506
Real Estate (0.6%):
AvalonBay Communities, Inc., 2.45%, 1/15/31, MTN, Callable 10/15/30 @ 100	211	213
Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	93	98
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	250	250

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GLP Capital LP/GLP Financing II, Inc., 4.00%, 1/15/31, Callable 10/15/30 @ 100	$52	$55
Host Hotels & Resorts LP, 3.50%, 9/15/30, Callable 6/15/30 @ 100	44	45
Mid-America Apartments LP, 2.75%, 3/15/30, Callable 12/15/29 @ 100	358	368
SBA Tower Trust, 2.84%, 1/15/25 (a)	173	181
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @ 102.31 (a)	33	35
		1,245
Utilities (0.9%):
AEP Texas, Inc., 3.45%, 1/15/50, Callable 7/15/49 @ 100	251	252
Alabama Power Co., 3.85%, 12/1/42	215	239
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	71	77
Duke Energy Florida LLC, 3.85%, 11/15/42, Callable 5/15/42 @ 100	215	242
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @ 100	158	170
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100	161	180
ITC Holdings Corp., 2.95%, 5/14/30, Callable 2/14/30 @ 100 (a)	158	165
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100	211	245
Union Electric Co., 2.95%, 3/15/30, Callable 12/15/29 @ 100	357	379
		1,949
Total Corporate Bonds (Cost $23,240)		24,757
Yankee Dollars (1.2%)
Consumer Staples (0.1%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	143	148
Energy (0.0%): (i)
Petroleos Mexicanos, 6.49%, 1/23/27, Callable 11/23/26 @ 100	123	131
Financials (0.5%):
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	101	115
Barclays PLC, 2.85% (LIBOR03M+245bps), 5/7/26, Callable 5/7/25 @ 100 (b)	212	225
Deutsche Bank AG, 3.96% (SOFR+258bps), 11/26/25, Callable 11/26/24 @ 100 (b)	215	234
Diageo Capital PLC, 2.13%, 4/29/32, Callable 1/29/32 @ 100	248	244
Royal Bank of Canada, 1.60%, 4/17/23, MTN	248	254
		1,072
Industrials (0.2%):
CK Hutchison International 19 II Ltd., 2.75%, 9/6/29, Callable 6/6/29 @ 100 (a)	300	309
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	95	101
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	142	143
		553
Materials (0.4%):
Anglo American Capital PLC, 5.63%, 4/1/30, Callable 1/1/30 @ 100 (a)	133	162
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	214	222
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a)	159	165
Teck Resources Ltd., 6.13%, 10/1/35	230	289
		838
Total Yankee Dollars (Cost $2,590)		2,742

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (0.8%)
Florida (0.1%):
County of Broward Florida Airport System Revenue, Series C, 2.50%, 10/1/28	$143	$150
Louisiana (0.0%): (i)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 1.55%, 2/1/27	140	141
New Jersey (0.1%):
North Hudson Sewerage Authority Revenue, 2.88%, 6/1/28	72	76
Rutgers The State University of New Jersey Revenue, Series S, 2.01%, 5/1/32	85	82
		158
New York (0.0%): (i)
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	83	88
Pennsylvania (0.2%):
State Public School Building Authority Revenue, 3.05%, 4/1/28	143	144
University of Pittsburgh-of The Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	145	151
Series C, 2.58%, 9/15/32	70	73
Series C, 2.63%, 9/15/33	145	150
		518
Texas (0.4%):
City of Houston Texas Combined Utility System Revenue, 3.72%, 11/15/28	180	208
City of San Antonio Texas, GO, 1.76%, 2/1/31, Continuously Callable @100	130	130
Dallas Fort Worth International Airport Revenue, Series C, 1.75%, 11/1/27	85	86
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.81%, 5/15/29	145	152
State of Texas, GO, 3.00%, 4/1/28	215	238
		814
Total Municipal Bonds (Cost $1,803)		1,869
U.S. Government Agency Mortgages (3.2%)
Federal Home Loan Mortgage Corporation Series K047, Class A2, 3.33%, 5/25/25 (c)	1,100	1,206
3.50%, 4/1/46-4/1/48	1,928	2,049
3.00%, 10/1/46-3/1/47	3,445	3,626
		6,881
Federal National Mortgage Association
Series 2016-M2, Class AV2, 2.15%, 1/25/23	258	261
Total U.S. Government Agency Mortgages (Cost $6,815)		7,142
U.S. Treasury Obligations (10.4%)
U.S. Treasury Bonds 3.13%, 8/15/44	700	815
3.00%, 8/15/48 (g)	1,000	1,152
2.38%, 11/15/49	1,000	1,023

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Notes 1.63%, 11/15/22	$2,000	$2,044
2.00%, 2/15/23	618	637
1.63%, 4/30/23	3,800	3,908
2.50%, 5/15/24	1,500	1,598
2.25%, 11/15/25	6,200	6,634
1.63%, 2/15/26	2,000	2,083
2.25%, 2/15/27	1,000	1,072
2.38%, 5/15/27 (g)	2,000	2,158
Total U.S. Treasury Obligations (Cost $21,807)		23,124
Commercial Paper (0.6%)
Ameren Corp., 0.52%, 6/1/21 (j)	500	500
Eaton Corp., 0.23%, 6/4/21 (a) (j)	250	250
Hannover Funding Co. LLC, 0.35%, 6/2/21 (a) (j)	600	600
Total Commercial Paper (Cost $1,350)		1,350
Exchange-Traded Funds (42.7%)
Invesco DB Commodity Index Tracking Fund (e)	22,900	426
Invesco FTSE RAFI Developed Markets ex-US ETF	35,176	1,739
Invesco FTSE RAFI Emerging Markets ETF	86,305	2,042
iShares 7-10 Year Treasury Bond ETF (f)	33,340	3,814
iShares Core MSCI Emerging Markets ETF	88,671	5,910
iShares Core S&P 500 ETF	20,486	8,638
iShares Core S&P Small-Cap ETF	5,458	616
iShares Core US Aggregate Bond ETF	96,272	11,028
iShares MSCI Canada ETF (f)	39,072	1,479
iShares MSCI International Momentum Factor ETF	57,626	2,288
iShares MSCI International Quality Factor ETF (f)	61,990	2,443
iShares Russell 2000 ETF (f)	4,675	1,054
JPMorgan BetaBuilders Canada ETF	8,551	561
Schwab Fundamental Emerging Markets Large Co. Index ETF	160,268	5,193
Schwab Fundamental International Large Co. Index ETF	237,343	8,124
Schwab Fundamental International Small Co. Index ETF	50,100	1,999
SPDR Bloomberg Barclays High Yield Bond ETF (f) (g)	5,106	556
SPDR Gold Shares (e)	2,632	469
SPDR S&P Emerging Markets SmallCap ETF	7,496	446
U.S. Oil Fund LP (e) (f)	8,673	394
Vanguard FTSE All-World ex-US ETF	46,063	2,958
Vanguard FTSE Developed Markets ETF	157,581	8,260
Vanguard FTSE Europe ETF	16,733	1,154
Vanguard Mortgage-Backed Securities ETF	42,318	2,262
Vanguard Real Estate ETF	9,799	979
Vanguard S&P 500 ETF (g)	8,129	3,139
Vanguard Short-Term Bond ETF (f)	14,239	1,173
Vanguard Short-Term Corporate Bond ETF (e)	12,478	1,034
Vanguard Small-Cap Value ETF (g)	16,475	2,901
Vanguard Total Bond Market ETF	98,542	8,402
Vanguard Total Stock Market ETF (g)	8,376	1,827

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	5,259	$284
Xtrackers USD High Yield Corporate Bond ETF (f)	28,050	1,122
Total Exchange-Traded Funds (Cost $77,975)		94,714
Affiliated Exchange-Traded Funds (12.4%)
VictoryShares USAA Core Intermediate-Term Bond ETF	452,000	24,121
VictoryShares USAA Core Short-Term Bond ETF	54,683	2,838
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (g)	9,770	503
Total Affiliated Exchange-Traded Funds (Cost $27,740)		27,462
Collateral for Securities Loaned^ (5.7%)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (k)	2,685,517	2,685
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (k)	3,196,255	3,196
HSBC U.S. Government Money Market Fund I Shares, 0.03% (k)	6,696,692	6,697
Total Collateral for Securities Loaned (Cost $12,578)		12,578
Total Investments (Cost $206,497) — 105.3%		233,763
Liabilities in excess of other assets — (5.3)%		(11,871)
NET ASSETS — 100.00%		$221,892

At May 31, 2021, the Fund's investments in foreign securities were 21.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $10,995 (thousands) and amounted to 5.0% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2021.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2021.

(d)  Security is interest only.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been segregated as collateral for derivative instruments.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, illiquid securities were 0.3% of net assets.

(i)  Amount represents less than 0.05% of net assets.

(j)  Rate represents the effective yield at May 31, 2021.

(k)  Rate disclosed is the daily yield on May 31, 2021.

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2021

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

ETF — Exchange-Traded Fund

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Swiss Market Index Futures	18	6/18/21	$2,070,127	$2,287,233	$150,057

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Futures	59	6/18/21	$2,728,903	$2,925,037	$(136,864)
FTSE 100 Index Futures	29	6/18/21	2,692,029	2,890,042	(136,121)
					$(272,985)
Total unrealized appreciation					$150,057
Total unrealized depreciation					(272,985)
Total net unrealized appreciation (depreciation)					$(122,928)

See notes to financial statements.

20

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderately Conservative Fund
Assets:
Affiliated investments, at value (Cost $27,740)	$27,462
Unaffiliated investments, at value (Cost $178,757)	206,301	(a)
Cash	528
Deposit with brokers for futures contracts	586
Receivables:
Interest and dividends	375
Capital shares issued	77
Investments sold	310
Variation margin on open futures contracts	19
From Adviser	32
Prepaid expenses	14
Total Assets	235,704
Liabilities:
Payables:
Collateral received on loaned securities	12,578
Collateral received from brokers for futures contract	908
Capital shares redeemed	84
Variation margin on open futures contracts	25
Accrued expenses and other payables:
Investment advisory fees	94
Administration fees	28
Custodian fees	3
Transfer agent fees	39
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	52
Total Liabilities	13,812
Net Assets:
Capital	187,203
Total accumulated earnings/(loss)	34,689
Net Assets	$221,892
Shares (unlimited number of shares authorized with no par value):	17,422
Net asset value, offering and redemption price per share: (c)	$12.74

(a)  Includes $12,260 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

USAA Cornerstone Moderately Conservative Fund
Investment Income:
Income distributions from affiliated funds	$244
Dividends	2,491
Interest	2,299
Securities lending (net of fees)	46
Total Income	5,080
Expenses:
Investment advisory fees	1,129
Administration fees	339
Sub-Administration fees	72
Custodian fees	27
Transfer agent fees	543
Trustees' fees	50
Compliance fees	1
Legal and audit fees	53
State registration and filing fees	27
Other expenses	69
Total Expenses	2,310
Expenses waived/reimbursed by Adviser	(282)
Net Expenses	2,028
Net Investment Income (Loss)	3,052
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	9,191
Capital gain distributions received from affiliated funds	20
Net realized gains (losses) from futures contracts	(361)
Net change in unrealized appreciation/depreciation on affiliated funds	(169)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	22,525
Net change in unrealized appreciation/depreciation on futures contracts	(123)
Net realized/unrealized gains (losses) on investments	31,083
Change in net assets resulting from operations	$34,135

See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderately Conservative Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$3,052	$4,698
Net realized gains (losses) from investments	8,850	450
Net change in unrealized appreciation/depreciation on investments	22,233	3,478
Change in net assets resulting from operations	34,135	8,626
Change in net assets resulting from distributions to shareholders	(3,777)	(5,060)
Change in net assets resulting from capital transactions	(29,253)	(9,263)
Change in net assets	1,105	(5,697)
Net Assets:
Beginning of period	220,787	226,484
End of period	$221,892	$220,787
Capital Transactions:
Proceeds from shares issued	$24,253	$32,147
Distributions reinvested	3,582	4,808
Cost of shares redeemed	(57,088)	(46,218)
Change in net assets resulting from capital transactions	$(29,253)	$(9,263)
Share Transactions:
Issued	2,002	2,879
Reinvested	303	429
Redeemed	(4,710)	(4,182)
Change in Shares	(2,405)	(874)

See notes to financial statements.

23

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Moderately Conservative Fund
Year Ended:
May 31, 2021	$11.14	0.16	(b)	1.64	1.80	(0.17)	(0.03)
May 31, 2020	$10.94	0.23	(b)	0.22	0.45	(0.23)	(0.02)
May 31, 2019	$11.29	0.24		(0.14)	0.10	(0.24)	(0.21)
May 31, 2018	$11.34	0.21		0.23	0.44	(0.21)	(0.28)
May 31, 2017	$10.67	0.23		0.68	0.91	(0.24)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased usage of quantitative investment strategies.

See notes to financial statements.

24

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Moderately Conservative Fund
Year Ended:
May 31, 2021	(0.20)	$12.74	16.30%	0.90%	1.35%	1.02%	$221,892	52%
May 31, 2020	(0.25)	$11.14	4.09%	0.90%	2.05%	1.02%	$220,787	84%
May 31, 2019	(0.45)	$10.94	0.99%	0.90%	2.22%	1.08%	$226,484	77	%(c)
May 31, 2018	(0.49)	$11.29	3.89%	0.90%	1.84%	1.07%	$221,721	45%
May 31, 2017	(0.24)	$11.34	8.65%	0.90%	2.12%	1.09%	$209,270	55%

See notes to financial statements.

25

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderately Conservative Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$4,045	$—	$4,045
Collateralized Mortgage Obligations	—	2,263	—	2,263
Common Stocks	30,600	—	—	30,600
Preferred Stocks	507	610	—	1,117
Corporate Bonds	—	24,757	—	24,757
Yankee Dollars	—	2,742	—	2,742
Municipal Bonds	—	1,869	—	1,869
U.S. Government Agency Mortgages	—	7,142	—	7,142
U.S. Treasury Obligations	—	23,124	—	23,124
Commercial Paper	—	1,350	—	1,350
Exchange-Traded Funds	94,714	—	—	94,714
Affiliated Exchange-Traded Funds	27,462	—	—	27,462
Collateral for Securities Loaned	12,578	—	—	12,578
Total	$165,861	$67,902	$—	$233,763
Other Financial Investments^
Assets:
Futures Contracts	$150	$—	$—	$150
Liabilities:
Futures Contracts	$(273)	$—	$—	$(273)
Total	$(123)	$—	$—	$(123)

^ Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021
Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with brokers for futures contracts and Collateral received from brokers for futures contracts. During the year ended May 31, 2021, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2021 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$150	$273

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(361)	$(123)

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non- cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$12,260	$—	$12,578

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$2,321	$75

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$112,803	$122,930	$—	$17,172

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limit (excluding voluntary waivers) was 0.90%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's Adviser fee is reimbursed by VCM to the extent of the indirect Adviser fee incurred through the Fund's proportional investment in the affiliated ETF(s). These Adviser fee reimbursements are not available for recoupment. For the year ended May 31, 2021, the Fund's Adviser fee was reimbursed by VCM in an amount of $36 thousand, of which $19 thousand is receivable from VCM.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2023	Expires 2024	Total
$251	$246	$497

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise,

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2021.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

  As of May 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$1	$(1)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021			Year Ended May 31, 2020
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,243	$534	$3,777	$4,774	$286	$5,060

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,196	$4,274	$18	$7,488	$27,201	$34,689

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, futures, hybrid accruals interest purchased, partnership, and REITs/return of capital.

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$206,562	$28,451	$(1,250)	$27,201

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the year ended May 31, 2021, were as follows (amounts in thousands):

	Fair Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/21	Dividend Income
VictoryShares USAA Core Intermediate-Term Bond ETF	$—	$48,845	$(24,406)	$—	$16	$(318)	$24,121	$204
VictoryShares USAA Core Short-Term Bond ETF	—	2,832	—	—	4	6	2,838	28
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	360	—	—	—	—	143	503	12
	$360	$51,677	$(24,406)	$—	$20	$(169)	$27,462	$244

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderately Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

38

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

39

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

41

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

42

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

43

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
$1,000.00	$1,067.50	$1,020.44	$4.64	$4.53	0.90%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

45

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions
9%	10%	$534

46

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Cornerstone Moderately Conservative Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

47

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory, and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-year period ended September 30, 2020, and was below the average of its performance universe for the three- and five-year periods ended September 30, 2020, and was below its Lipper index for the one-, three- and five-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers

48

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

50

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97447-0721

MAY 31, 2021

Annual Report

USAA Cornerstone Aggressive Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	42
Supplemental Information (Unaudited)	43
Trustees' and Officers' Information	43
Proxy Voting and Portfolio Holdings Information	49
Expense Example	49
Additional Federal Income Tax Information	50
Advisory Contract Agreement	51
Liquidity Risk Management Program	54
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad of challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Aggressive Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Cornerstone Aggressive Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Cornerstone Aggressive Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2021, the Fund had a total return of 32.91%. This compares to returns of 41.85% for the MSCI All-Country World Index and 34.27% for the Cornerstone Aggressive Composite Index.

•  What strategies did you employ during the reporting period?

The Fund delivered strong positive total returns during the reporting period as equity markets rebounded sharply off the market lows produced during the COVID-induced sell off early last year. All major equity asset classes participated in the rally with U.S. small cap and emerging market stocks leading the way. The Fund's allocation to fixed income produced small positive returns. Despite the double-digit total returns, the Fund slightly underperformed the Cornerstone Aggressive Composite Index.

Positive contributors to the relative performance included an overweight to emerging market and small-cap stocks. The Fund also benefitted from a tactical underweight to fixed-income securities as the sharp increase in interest rates weighed on bond prices particularly during the first quarter of 2021. Security selection in the Fund's underlying fixed-income portfolio added value due to an overweight to credit-oriented securities.

These positive drivers were offset by weakness in the security selection within the U.S large-cap portion of the portfolio, primarily driven by the resurgence of what we believe are lower-quality stocks, which experienced a sharp relief rally following the rollout of the vaccine. Additionally, the Fund's commodity exposure was weighted more heavily towards gold-related securities, which underperformed a more diversified basket. A tactical underweight to real estate investment trusts also detracted slightly from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Aggressive Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Aggressive Composite Index[2]
One Year	32.91%	41.85%	34.27%
Five Year	9.96%	14.18%	12.30%
Since Inception	8.15%	12.24%	10.86%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Aggressive Fund — Growth of $10,000

*The performance of the MSCI All-Country World Index and Cornerstone Aggressive Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Aggressive Fund is June 8, 2012. There might be a slight variation of performance numbers because of the difference.

1The unmanaged MSCI All-Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of large- and mid-cap stocks across developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (46%), the MSCI ACWI ex USA IMI Net (30%), the Bloomberg Barclays U.S. Universal Index (18%), the Bloomberg Commodity Index Total Return (2%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2%), and the Bloomberg Barclays U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks capital appreciation over the long term and also considers the potential for current income.

Asset Allocation*:

May 31, 2021

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (0.4%)
Americredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24, Callable 8/18/22 @100	$240	$246
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 10/18/22 @100	12	12
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 6/19/21 @100 (a)	137	138
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 8/15/23 @100	71	73
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.55%, 8/15/27, Callable 10/15/21 @100 (a)	2	2
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 8/15/22 @100	62	64
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 4/15/23 @100 (a)	106	107
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 4/15/22 @100 (a)	50	52
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 5/15/23 @100 (a)	57	57
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @100 (a)	75	78
Hertz Vehicle Financing II LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	11	11
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @100 (a)	29	29
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 6/20/22 @100 (a)	50	51
Navient Student Loan Trust, Series 2015-2, Class B, 1.59% (LIBOR01M+150bps), 8/25/50, Callable 8/25/29 @100 (b)	50	50
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @100 (a)	28	29
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 5/20/25 @100 (a)	47	48
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 1/15/22 @100 (a)	113	114
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 4/15/23 @100 (a)	188	191
Total Asset-Backed Securities (Cost $1,328)		1,352
Collateralized Mortgage Obligations (0.2%)
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (c)	39	6
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (c)	7	6
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53, Callable 11/15/29 @100	75	77
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.61% (LIBOR01M+250bps), 10/7/21 (a) (b)	160	160
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	69	74

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53, Callable 11/15/29 @100	$75	$79
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	112	114
COMM Mortgage Trust, Series 2019-GC44, Class ASB, 2.87%, 8/15/57, Callable 5/15/29 @100	112	121
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @100 (a) (c)	61	66
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.29% (LIBOR01M+19bps), 2/15/40 (b)	1	1
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.91%, 1/15/49, Callable 11/15/25 @100 (c) (d)	546	37
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53, Callable 9/13/29 @100	40	43
Manhattan West, Series 2020-1MW, Class A, 2.13%, 9/10/40 (a)	39	39
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.05%, 5/10/45, Callable 4/10/22 @100 (a) (c) (d)	751	6
Total Collateralized Mortgage Obligations (Cost $856)		829
Common Stocks (32.2%)
Communication Services (2.6%):
Alphabet, Inc. Class C (e)	1,418	3,420
AMC Networks, Inc. Class A (e)	2,517	135
AT&T, Inc.	21,308	627
Cargurus, Inc. (e)	2,679	76
Comcast Corp. Class A	24,693	1,416
Facebook, Inc. Class A (e)	3,489	1,147
Gray Television, Inc.	4,854	113
Match Group, Inc. (e)	3,296	472
Pinterest, Inc. Class A (e)	8,068	527
Sirius XM Holdings, Inc. (f)	72,308	452
Snap, Inc. Class A (e)	9,075	564
Verizon Communications, Inc.	23,658	1,336
		10,285
Consumer Discretionary (3.0%):
Adtalem Global Education, Inc. (e)	4,355	158
Aptiv PLC (e)	3,374	508
AutoNation, Inc. (e)	1,167	119
AutoZone, Inc. (e)	326	459
Best Buy Co., Inc.	3,998	465
Big Lots, Inc.	1,674	102
Crocs, Inc. (e)	1,092	111
Deckers Outdoor Corp. (e)	327	110
Dick's Sporting Goods, Inc. (f)	1,275	124
eBay, Inc.	8,617	525
Foot Locker, Inc.	2,100	133
Ford Motor Co. (e)	43,736	635
General Motors Co. (e)	8,993	533
Gentex Corp.	2,154	76

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
G-III Apparel Group Ltd. (e)	2,576	$85
Graham Holdings Co. Class B	161	107
Group 1 Automotive, Inc.	776	124
H&R Block, Inc.	3,225	80
Harley-Davidson, Inc.	2,274	110
KB Home	1,274	60
Kohl's Corp. (g)	2,307	128
Kontoor Brands, Inc.	1,644	105
La-Z-Boy, Inc.	1,389	57
Lennar Corp. Class A	4,609	456
Lithia Motors, Inc. Class A	490	172
Lowe's Cos., Inc.	5,843	1,138
O'Reilly Automotive, Inc. (e)	883	473
Qurate Retail, Inc. Class A	8,272	113
Rent-A-Center, Inc.	2,446	151
RH (e)	169	108
Roku, Inc. (e)	1,543	535
Sleep Number Corp. (e)	734	82
Sonos, Inc. (e)	3,206	119
Target Corp. (g)	5,265	1,195
Tesla, Inc. (e)	1,339	837
The Home Depot, Inc.	2,325	741
Toll Brothers, Inc.	1,546	101
Williams-Sonoma, Inc.	784	133
Wingstop, Inc.	1,025	146
YETI Holdings, Inc. (e)	1,517	133
		11,547
Consumer Staples (2.0%):
Altria Group, Inc.	33,306	1,639
Archer-Daniels-Midland Co.	7,667	510
BJ's Wholesale Club Holdings, Inc. (e)	3,114	140
Colgate-Palmolive Co.	6,099	511
Flowers Foods, Inc.	2,670	64
Hostess Brands, Inc. (e)	3,715	58
Ingles Markets, Inc. Class A	1,764	109
Keurig Dr Pepper, Inc.	13,523	500
Medifast, Inc.	393	131
Monster Beverage Corp. (e)	5,550	523
Philip Morris International, Inc.	12,455	1,201
Sprouts Farmers Market, Inc. (e)	2,836	75
The Clorox Co.	2,651	469
The Estee Lauder Cos., Inc.	1,683	516
Tyson Foods, Inc. Class A	6,163	490
Vector Group Ltd.	10,289	142
Walgreens Boots Alliance, Inc.	9,723	512
WD-40 Co.	274	67
Weis Markets, Inc. (g)	2,955	150
		7,807

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.7%):
Cactus, Inc. Class A	2,265	$79
Chevron Corp.	6,123	635
ConocoPhillips	19,081	1,064
Continental Resources, Inc. (f)	4,323	141
Dorian LPG Ltd. (e)	8,965	127
HollyFrontier Corp.	1,700	55
Marathon Petroleum Corp.	8,554	529
Renewable Energy Group, Inc. (e)	3,007	184
		2,814
Financials (4.3%):
AGNC Investment Corp.	1,563	29
American National Group, Inc.	1,218	183
Annaly Capital Management, Inc.	3,921	36
Aon PLC Class A	1,985	503
Artisan Partners Asset Management, Inc. Class A	1,020	52
BancFirst Corp.	788	54
Bank of Hawaii Corp.	1,398	125
Berkshire Hathaway, Inc. Class B (e)	2,879	833
BlackRock, Inc.	713	625
Capital One Financial Corp.	6,894	1,108
Cathay General Bancorp	3,063	128
Citigroup, Inc.	8,225	647
Cohen & Steers, Inc.	1,249	91
Cowen, Inc. Class A (f)	2,860	113
Cullen/Frost Bankers, Inc.	1,067	129
Essent Group Ltd.	2,376	114
Fifth Third Bancorp	11,919	502
Hamilton Lane, Inc. Class A	900	81
International Bancshares Corp.	4,483	208
Jefferies Financial Group, Inc.	5,012	161
KeyCorp	20,833	480
Lakeland Financial Corp.	1,699	105
LPL Financial Holdings, Inc.	488	72
MetLife, Inc.	15,465	1,011
MGIC Investment Corp.	4,556	67
Morgan Stanley	13,389	1,218
Mr. Cooper Group, Inc. (e)	3,685	127
MSCI, Inc.	1,018	477
NMI Holdings, Inc. Class A (e)	3,029	73
OneMain Holdings, Inc.	1,635	95
Peoples Bancorp, Inc.	4,845	157
PJT Partners, Inc. Class A	1,404	102
Primerica, Inc.	478	78
Prudential Financial, Inc.	9,710	1,039
Radian Group, Inc.	7,543	176
RLI Corp.	1,462	154
S&P Global, Inc.	1,399	531
ServisFirst Bancshares, Inc.	1,296	90
Starwood Property Trust, Inc.	3,489	89

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SVB Financial Group (e)	1,673	$975
Synovus Financial Corp.	1,394	68
T. Rowe Price Group, Inc.	2,630	503
The Allstate Corp.	3,810	521
The Goldman Sachs Group, Inc.	3,160	1,176
The Progressive Corp.	4,935	489
Unum Group	3,484	108
Webster Financial Corp.	1,214	69
Wells Fargo & Co.	13,795	645
Western Alliance Bancorp	1,293	129
		16,546
Health Care (5.9%):
Abbott Laboratories	5,590	652
AbbVie, Inc.	5,752	651
Agilent Technologies, Inc.	3,645	504
Align Technology, Inc. (e)	773	456
Amedisys, Inc. (e)	349	90
Amgen, Inc.	4,765	1,134
AMN Healthcare Services, Inc. (e)	1,377	122
Amneal Pharmaceuticals, Inc. (e)	12,646	72
Anthem, Inc.	1,425	567
Biogen, Inc. (e)	3,708	992
Bristol-Myers Squibb Co.	9,487	624
Bruker Corp.	1,712	119
Chemed Corp.	392	193
Cigna Corp.	2,163	560
Corcept Therapeutics, Inc. (e)	5,101	110
CVS Health Corp.	6,858	593
Danaher Corp.	2,368	607
Eli Lilly & Co.	3,126	624
Emergent BioSolutions, Inc. (e)	2,845	173
Encompass Health Corp.	1,179	101
Exelixis, Inc. (e)	6,708	151
Gilead Sciences, Inc. (g)	8,377	554
HCA Healthcare, Inc.	4,997	1,073
Hill-Rom Holdings, Inc.	1,069	119
IDEXX Laboratories, Inc. (e)	1,835	1,024
Innoviva, Inc. (e)	8,234	111
IQVIA Holdings, Inc. (e)	2,196	527
Johnson & Johnson (g)	10,247	1,734
LHC Group, Inc. (e)	701	138
Ligand Pharmaceuticals, Inc. (e)	717	84
MEDNAX, Inc. (e)	3,691	118
Medpace Holdings, Inc. (e)	544	91
Merck & Co., Inc.	8,047	611
Mettler-Toledo International, Inc. (e)	765	995
Owens & Minor, Inc.	3,648	163
Pfizer, Inc.	17,170	665
Phibro Animal Health Corp. Class A	3,658	103
Premier, Inc. Class A	2,707	89

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Prestige Consumer Healthcare, Inc. (e)	2,694	$134
Quidel Corp. (e)	1,235	146
Select Medical Holdings Corp.	4,230	170
Stryker Corp.	2,187	558
Supernus Pharmaceuticals, Inc. (e)	3,610	108
Tenet Healthcare Corp. (e)	2,380	159
The Ensign Group, Inc.	1,563	130
Thermo Fisher Scientific, Inc.	1,365	641
United Therapeutics Corp. (e)	773	144
UnitedHealth Group, Inc.	5,957	2,454
Waters Corp. (e)	1,565	504
Zoetis, Inc.	3,135	554
		22,996
Industrials (3.6%):
3M Co.	5,710	1,159
Allison Transmission Holdings, Inc.	2,308	98
Atkore, Inc. (e)	1,599	123
Carrier Global Corp.	10,557	485
Caterpillar, Inc.	2,484	599
Cimpress PLC (e)	627	62
Crane Co.	1,109	106
CSX Corp.	5,309	532
Cummins, Inc.	1,936	498
Deere & Co.	1,477	533
Eaton Corp. PLC	7,157	1,040
EMCOR Group, Inc.	1,512	191
Fastenal Co.	9,153	485
General Dynamics Corp.	2,672	507
GrafTech International Ltd.	9,190	122
Herman Miller, Inc.	2,450	117
Hillenbrand, Inc.	1,292	59
HNI Corp.	2,032	93
Illinois Tool Works, Inc.	2,221	515
Insperity, Inc.	1,004	93
Johnson Controls International PLC	7,902	526
Kforce, Inc.	1,191	75
Landstar System, Inc.	1,041	177
Lockheed Martin Corp.	2,872	1,098
ManpowerGroup, Inc.	544	66
Masonite International Corp. (e)	710	85
MasTec, Inc. (e)	1,456	169
MSC Industrial Direct Co., Inc.	1,141	108
Mueller Industries, Inc.	3,595	167
Northrop Grumman Corp.	1,438	526
nVent Electric PLC	2,182	71
Oshkosh Corp.	1,138	150
Otis Worldwide Corp.	6,266	491
PACCAR, Inc.	5,379	492
Regal Beloit Corp.	782	111
Rockwell Automation, Inc.	1,843	486

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rush Enterprises, Inc. Class A	2,641	$126
SkyWest, Inc. (e)	1,904	93
Steelcase, Inc. Class A	6,924	100
The Timken Co.	1,291	114
The Toro Co.	547	61
Trane Technologies PLC	2,817	525
TriNet Group, Inc. (e)	1,154	87
Triton International Ltd.	1,434	78
W.W. Grainger, Inc.	1,037	479
		13,878
Information Technology (7.1%):
Accenture PLC Class A	2,143	605
Adobe, Inc. (e)	1,320	666
Amkor Technology, Inc.	7,651	161
Apple, Inc.	37,062	4,618
Applied Materials, Inc.	8,515	1,176
Aspen Technology, Inc. (e)	644	88
Badger Meter, Inc.	1,025	98
Broadcom, Inc.	2,775	1,311
CACI International, Inc. Class A (e)	365	93
Cadence Design Systems, Inc. (e)	3,884	493
CDW Corp.	2,741	453
Cisco Systems, Inc.	25,603	1,354
Cognizant Technology Solutions Corp. Class A	6,488	464
CSG Systems International, Inc.	3,587	158
Digital Turbine, Inc. (e)	1,380	91
Diodes, Inc. (e)	1,951	148
DXC Technology Co. (e)	4,142	157
Ebix, Inc.	3,687	101
EVERTEC, Inc.	3,704	161
HP, Inc.	43,417	1,269
Insight Enterprises, Inc. (e)	2,015	211
Intel Corp.	11,468	655
International Business Machines Corp.	4,073	585
Intuit, Inc.	1,355	595
J2 Global, Inc. (e)	1,276	159
Jabil, Inc.	2,316	131
Kimball Electronics, Inc. (e)	5,438	122
Lam Research Corp.	1,703	1,107
Manhattan Associates, Inc. (e)	818	111
Mastercard, Inc. Class A	2,071	747
MAXIMUS, Inc.	1,703	158
Methode Electronics, Inc.	1,580	76
Micron Technology, Inc. (e)	6,360	535
Microsoft Corp. (g)	8,323	2,078
NCR Corp. (e)	3,293	159
NVIDIA Corp.	1,322	859
NXP Semiconductors NV	2,581	546
Oracle Corp.	7,534	593
Perficient, Inc. (e)	2,259	162

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sanmina Corp. (e)	4,114	$173
SPS Commerce, Inc. (e)	1,377	129
Square, Inc. Class A (e)	2,276	506
Super Micro Computer, Inc. (e)	2,583	90
TE Connectivity Ltd.	3,721	505
Texas Instruments, Inc.	6,471	1,228
The Hackett Group, Inc.	4,361	78
TTEC Holdings, Inc.	1,253	136
VeriSign, Inc. (e)	2,240	493
Vishay Intertechnology, Inc.	5,399	130
VMware, Inc. Class A (e) (f)	2,980	471
Vontier Corp. (e)	3,987	140
Xperi Holding Corp.	6,319	135
		27,468
Materials (0.9%):
Berry Global Group, Inc. (e)	1,024	70
Dow, Inc.	7,818	535
FutureFuel Corp.	7,004	72
Huntsman Corp.	3,658	104
International Paper Co.	8,089	511
LyondellBasell Industries NV Class A	4,423	498
Minerals Technologies, Inc.	2,108	183
PPG Industries, Inc.	2,772	498
Reliance Steel & Aluminum Co.	1,089	183
Silgan Holdings, Inc.	2,185	92
The Sherwin-Williams Co.	1,831	519
Warrior Met Coal, Inc.	4,904	90
		3,355
Real Estate (1.2%):
Alexandria Real Estate Equities, Inc.	356	63
American Tower Corp.	1,243	318
AvalonBay Communities, Inc.	396	82
Boston Properties, Inc.	417	49
Brixmor Property Group, Inc.	4,100	93
Camden Property Trust	272	34
CBRE Group, Inc. Class A (e)	938	82
Colony Capital, Inc. (e)	22,523	155
Cousins Properties, Inc.	2,330	86
Crown Castle International Corp.	1,235	234
CubeSmart	3,280	144
Digital Realty Trust, Inc.	766	116
Duke Realty Corp.	1,044	48
Equinix, Inc.	250	184
Equity LifeStyle Properties, Inc.	491	35
Equity Residential	1,044	81
Essex Property Trust, Inc.	182	54
Extra Space Storage, Inc.	369	55
Federal Realty Investment Trust	505	58
First Industrial Realty Trust, Inc.	3,612	183

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Gaming and Leisure Properties, Inc.	2,466	$114
Healthpeak Properties, Inc.	1,493	50
Host Hotels & Resorts, Inc. (e)	1,928	33
Invitation Homes, Inc.	1,589	58
Iron Mountain, Inc.	817	36
Jones Lang LaSalle, Inc. (e)	401	81
Kimco Realty Corp.	4,687	100
Lamar Advertising Co. Class A	779	82
LTC Properties, Inc.	2,898	114
Medical Properties Trust, Inc.	6,216	132
Mid-America Apartment Communities, Inc.	321	52
National Health Investors, Inc.	817	54
Omega Healthcare Investors, Inc.	642	23
PotlatchDeltic Corp.	1,706	103
Prologis, Inc.	2,081	245
Public Storage	449	127
Realty Income Corp.	981	67
Regency Centers Corp.	481	31
SBA Communications Corp.	313	93
Simon Property Group, Inc.	946	122
SITE Centers Corp.	5,242	78
Sun Communities, Inc.	280	47
Terreno Realty Corp.	2,488	158
The GEO Group, Inc. (f)	13,890	72
UDR, Inc.	831	40
Ventas, Inc.	1,052	58
VEREIT, Inc.	603	29
VICI Properties, Inc.	1,491	46
Vornado Realty Trust	451	21
Welltower, Inc.	1,171	88
Weyerhaeuser Co.	2,068	78
WP Carey, Inc.	492	37
		4,623
Utilities (0.9%):
ALLETE, Inc.	922	64
American States Water Co.	1,893	150
Exelon Corp.	11,208	506
IDACORP, Inc.	1,066	104
MDU Resources Group, Inc.	2,380	80
National Fuel Gas Co.	3,343	173
NextEra Energy, Inc. (g)	8,143	596
NorthWestern Corp.	913	58
NRG Energy, Inc.	13,484	434
Otter Tail Corp. (g)	3,504	168
Southwest Gas Holdings, Inc.	1,038	69
The AES Corp.	36,642	931
		3,333
Total Common Stocks (Cost $94,078)		124,652

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Preferred Stocks (0.1%)
Communication Services (0.0%): (h)
Qwest Corp., 6.50%, 9/1/56	8,000	$203
Financials (0.1%):
Delphi Financial Group, Inc., 3.35% (LIBOR03M+319bps), 5/15/37 (b) (i)	12,000	267
Total Preferred Stocks (Cost $502)		470
Corporate Bonds (2.9%)
Communication Services (0.1%):
Fox Corp., 3.05%, 4/7/25, Callable 3/7/25 @100	$53	57
The Walt Disney Co., 2.20%, 1/13/28	45	46
T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @100	133	146
		249
Consumer Discretionary (0.1%):
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @100	38	45
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @100	90	99
Nordstrom, Inc., 4.38%, 4/1/30, Callable 1/1/30 @100 (f)	75	77
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @100	53	55
		276
Consumer Staples (0.2%):
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @100	187	223
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @100	84	90
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @100	32	33
PepsiCo, Inc., 2.25%, 3/19/25, Callable 2/19/25 @100	175	185
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @100	44	56
The Coca-Cola Co., 2.00%, 3/5/31	250	249
Unilever Capital Corp., 2.60%, 5/5/24, Callable 3/5/24 @100	150	159
		995
Energy (0.4%):
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @100 (a)	143	150
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @100	150	162
Enbridge Energy Partners LP, 7.38%, 10/15/45, Callable 4/15/45 @100 (g)	100	152
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @100	112	117
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @100 (g)	188	203
Florida Gas Transmission Co. LLC, 2.55%, 7/1/30, Callable 4/1/30 @100 (a)	38	38
Marathon Petroleum Corp., 4.70%, 5/1/25, Callable 4/1/25 @100	49	56
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @100 (a)	92	97
National Oilwell Varco, Inc., 3.60%, 12/1/29, Callable 9/1/29 @100	150	156
Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @100	75	63
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @100	46	58
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @102.75	75	81
Western Midstream Operating LP, 4.35%, 2/1/25, Callable 1/1/25 @100	78	82
		1,415

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Financials (0.9%):
Ares Capital Corp., 3.63%, 1/19/22, Callable 12/19/21 @100 (g)	$100	$102
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @100 (b)	96	99
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @100	200	220
Belrose Funding Trust, 2.33%, 8/15/30, Callable 5/15/30 @100 (a)	93	91
Capital One NA, 2.15%, 9/6/22, Callable 8/6/22 @100	150	153
Citizens Financial Group, Inc., 2.50%, 2/6/30, Callable 11/6/29 @100	112	114
Cullen/Frost Capital Trust II, 1.74% (LIBOR03M+155bps), 3/1/34, Callable 7/12/21 @100 (b)	175	168
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @100	53	65
First Maryland Capital I, 1.18% (LIBOR03M+100bps), 1/15/27, Callable 7/12/21 @100 (b)	50	48
Glencore Funding LLC, 2.50%, 9/1/30, Callable 6/1/30 @100 (a)	108	106
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @100 (a)	96	103
HSB Group, Inc., 1.09% (LIBOR03M+91bps), 7/15/27, Callable 7/12/21 @100 (b)	200	182
Hyundai Capital America, 3.75%, 7/8/21 (a) (g)	350	351
JPMorgan Chase & Co., 2.52% (SOFR+204bps), 4/22/31, Callable 4/22/30 @100 (b)	62	63
KeyCorp, 2.25%, 4/6/27, MTN	112	117
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @100 (a)	150	159
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @100	68	73
Nationwide Mutual Insurance Co., 2.47% (LIBOR03M+229bps), 12/15/24, Callable 7/12/21 @100 (a) (b)	300	299
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @100 (b)	23	25
PPL Capital Funding, Inc., 4.13%, 4/15/30, Callable 1/15/30 @100	74	84
Prudential Financial, Inc., 5.63% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @100 (b)	200	216
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @100	74	78
Santander Holdings USA, Inc., 3.45%, 6/2/25, Callable 5/2/25 @100	39	42
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @100 (b)	150	155
Texas Capital Bank NA, 5.25%, 1/31/26	75	80
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @100	23	25
Truist Bank, 0.83% (LIBOR03M+67bps), 5/15/27, Callable 7/12/21 @100 (b)	200	194
Wells Fargo & Co., 2.19% (SOFR+200bps), 4/30/26, Callable 4/30/25 @100 (b)	79	82
		3,494
Health Care (0.2%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @100	150	161
CVS Health Corp., 3.25%, 8/15/29, Callable 5/15/29 @100 (g)	290	312
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @100	72	76
Duke University Health System, Inc., 2.60%, 6/1/30	60	62
HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @100	187	229
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @100 (a)	23	24
		864
Industrials (0.4%):
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @100	112	115
See notes to financial statements.

18

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @100	$56	$57
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @100	55	58
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @100 (a)	21	21
Dover Corp., 2.95%, 11/4/29, Callable 8/4/29 @100	112	119
Georgia-Pacific LLC, 2.10%, 4/30/27, Callable 2/28/27 @100 (a)	122	127
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @100	122	127
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @100	75	76
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @100 (a)	74	82
Ryder System, Inc., 2.90%, 12/1/26, MTN, Callable 10/1/26 @100	187	201
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @100	48	56
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @100	103	129
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @100	175	184
United Airlines Pass Through Trust, 2.90%, 11/1/29	191	186
		1,538
Information Technology (0.1%):
Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @100	200	208
HP, Inc., 3.40%, 6/17/30, Callable 3/17/30 @100	68	72
Jabil, Inc., 3.00%, 1/15/31, Callable 10/15/30 @100	21	21
Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @100	243	273
		574
Materials (0.1%):
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @100	45	46
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @100 (a)	21	23
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @100	63	68
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @100	68	74
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @100 (g)	35	36
		247
Real Estate (0.2%):
AvalonBay Communities, Inc., 2.45%, 1/15/31, MTN, Callable 10/15/30 @100	101	102
Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @100	45	47
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @100	131	131
GLP Capital LP/GLP Financing II, Inc., 4.00%, 1/15/31, Callable 10/15/30 @100	23	24
Host Hotels & Resorts LP, 3.50%, 9/15/30, Callable 6/15/30 @100	19	20
Mid-America Apartments LP, 2.75%, 3/15/30, Callable 12/15/29 @100	187	192
SBA Tower Trust, 2.84%, 1/15/25 (a)	87	91
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @102.31 (a)	17	18
		625
Utilities (0.2%):
AEP Texas, Inc., 3.45%, 1/15/50, Callable 7/15/49 @100	131	131
Alabama Power Co., 3.85%, 12/1/42	112	125
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @100	37	40
Duke Energy Florida LLC, 3.85%, 11/15/42, Callable 5/15/42 @100	112	126
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @100	74	80
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @100	82	92

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
ITC Holdings Corp., 2.95%, 5/14/30, Callable 2/14/30 @100 (a)	$76	$79
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @100	96	112
Union Electric Co., 2.95%, 3/15/30, Callable 12/15/29 @100	188	199
		984
Total Corporate Bonds (Cost $10,651)		11,261
Yankee Dollars (0.4%)
Consumer Staples (0.0%): (h)
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @100 (a)	75	77
Energy (0.0%): (h)
Petroleos Mexicanos, 6.49%, 1/23/27, Callable 11/23/26 @100	64	68
Financials (0.2%):
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	51	58
Barclays PLC, 2.85% (LIBOR03M+245bps), 5/7/26, Callable 5/7/25 @100 (b)	103	109
Deutsche Bank AG, 3.96% (SOFR+258bps), 11/26/25, Callable 11/26/24 @100 (b)	112	122
Diageo Capital PLC, 2.13%, 4/29/32, Callable 1/29/32 @100	122	120
Royal Bank of Canada, 1.60%, 4/17/23, MTN	125	128
		537
Industrials (0.1%):
CK Hutchison International 19 II Ltd., 2.75%, 9/6/29, Callable 6/6/29 @100 (a)	200	206
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @100 (a)	42	45
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	71	72
		323
Materials (0.1%):
Anglo American Capital PLC, 5.63%, 4/1/30, Callable 1/1/30 @100 (a)	69	84
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	113	117
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @100 (a)	71	74
Teck Resources Ltd., 6.13%, 10/1/35	120	151
		426
Total Yankee Dollars (Cost $1,352)		1,431
Municipal Bonds (0.2%)
Florida (0.0%): (h)
County of Broward Florida Airport System Revenue, Series C, 2.50%, 10/1/28	75	79
Louisiana (0.0%): (h)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 1.55%, 2/1/27	60	60
New Jersey (0.0%): (h)
North Hudson Sewerage Authority Revenue, 2.88%, 6/1/28	37	39
Rutgers The State University of New Jersey Revenue, Series S, 2.01%, 5/1/32	40	39
		78

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York (0.0%): (h)
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	$43	$45
Pennsylvania (0.1%):
State Public School Building Authority Revenue, 3.05%, 4/1/28	75	75
University of Pittsburgh-of The Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	75	78
Series C, 2.58%, 9/15/32	40	42
Series C, 2.63%, 9/15/33	75	78
		273
Texas (0.1%):
City of Houston Texas Combined Utility System Revenue, 3.72%, 11/15/28	95	110
City of San Antonio Texas, GO, 1.76%, 2/1/31, Continuously Callable @100	55	55
Dallas Fort Worth International Airport Revenue, Series C, 1.75%, 11/1/27	40	40
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.81%, 5/15/29	75	79
State of Texas, GO, 3.00%, 4/1/28	112	124
		408
Total Municipal Bonds (Cost $909)		943
U.S. Government Agency Mortgages (0.6%)
Federal Home Loan Mortgage Corporation Series K047, Class A2, 3.33%, 5/25/25 (c)	300	329
3.00%, 10/1/46-10/1/47	1,392	1,463
3.50%, 4/1/48	150	159
		1,951
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	129	130
4.00%, 4/1/49	248	264
		394
Total U.S. Government Agency Mortgages (Cost $2,231)		2,345
U.S. Treasury Obligations (2.4%)
U.S. Treasury Bonds
3.00%, 8/15/48 (g)	1,000	1,152
3.38%, 11/15/48 (g)	500	616
U.S. Treasury Inflation Indexed Bonds, 0.13%, 7/15/26	1,105	1,223
U.S. Treasury Notes
1.63%, 4/30/23	1,567	1,611
1.63%, 2/15/26	2,250	2,344
2.25%, 2/15/27	2,000	2,144
Total U.S. Treasury Obligations (Cost $8,414)		9,090
Commercial Paper (0.1%)
Ameren Corp., 0.52%, 6/1/21 (j)	225	225
Total Commercial Paper (Cost $225)		225

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (55.7%)
Invesco DB Commodity Index Tracking Fund (e)	28,600	$532
Invesco FTSE RAFI Developed Markets ex-US ETF	43,991	2,175
Invesco FTSE RAFI Emerging Markets ETF	240,641	5,694
iShares Core MSCI EAFE ETF	135,210	10,384
iShares Core MSCI Emerging Markets ETF	279,962	18,659
iShares Core S&P 500 ETF	93,936	39,608
iShares Core S&P Small-Cap ETF	1,934	218
iShares Core US Aggregate Bond ETF	43,611	4,996
iShares MSCI Canada ETF (f)	150,928	5,716
iShares MSCI International Momentum Factor ETF	120,883	4,799
iShares MSCI International Quality Factor ETF	130,029	5,124
iShares Russell 2000 ETF (f)	14,537	3,278
JPMorgan BetaBuilders Canada ETF	24,954	1,638
Schwab Fundamental Emerging Markets Large Co. Index ETF	430,014	13,932
Schwab Fundamental International Large Co. Index ETF	829,619	28,398
Schwab Fundamental International Small Co. Index ETF	91,800	3,663
SPDR Gold Shares (e) (f)	6,990	1,247
SPDR S&P Emerging Markets SmallCap ETF	14,790	879
U.S. Oil Fund LP (e) (f)	19,330	878
Vanguard FTSE All-World ex-US ETF	128,254	8,235
Vanguard FTSE Developed Markets ETF (f)	414,220	21,713
Vanguard FTSE Emerging Markets ETF (f) (g)	23,072	1,243
Vanguard FTSE Europe ETF	60,357	4,162
Vanguard Real Estate ETF (f)	19,078	1,906
Vanguard S&P 500 ETF (g)	26,409	10,197
Vanguard Short-Term Bond ETF (f)	34,704	2,860
Vanguard Short-Term Corporate Bond ETF (e)	23,551	1,951
Vanguard Total Bond Market ETF	78,203	6,668
Vanguard Total Stock Market ETF (g)	19,331	4,216
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	16,645	899
Total Exchange-Traded Funds (Cost $169,861)		215,868
Affiliated Exchange-Traded Funds (4.6%)
VictoryShares USAA Core Intermediate-Term Bond ETF	221,000	11,794
VictoryShares USAA Core Short-Term Bond ETF	103,145	5,353
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (g)	16,000	824
Total Affiliated Exchange-Traded Funds (Cost $18,064)		17,971

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (3.9%)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (k)	3,925,740	$3,926
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (k)	2,952,401	2,952
HSBC U.S. Government Money Market Fund I Shares, 0.03% (k)	8,348,794	8,349
Total Collateral for Securities Loaned (Cost $15,227)		15,227
Total Investments (Cost $323,698) — 103.7%		401,664
Liabilities in excess of other assets — (3.7)%		(14,168)
NET ASSETS — 100.00%		$387,496

At May 31, 2021, the Fund's investments in foreign securities were 36.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $3,958 (thousands) and amounted to 1.0% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2021.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2021.

(d)  Security is interest only.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been segregated as collateral for derivative instruments.

(h)  Amount represents less than 0.05% of net assets.

(i)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, illiquid securities were 0.1% of net assets.

(j)  Rate represents the effective yield at May 31, 2021.

(k)  Rate disclosed is the daily yield on May 31, 2021.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

ETF — Exchange-Traded Fund

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Swiss Market Index Futures	38	6/18/21	$4,375,647	$4,828,603	$313,027

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Futures	48	6/18/21	$2,289,785	$2,379,691	$(62,372)
FTSE 100 Index Futures	52	6/18/21	4,831,084	5,182,145	(241,854)
Russell 2000 E-Mini Index Futures	39	6/18/21	4,504,241	4,423,770	80,471
					$(223,755)
Total unrealized appreciation					$393,498
Total unrealized depreciation					(304,226)
Total net unrealized appreciation (depreciation)					$89,272

See notes to financial statements.

24

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Aggressive Fund
Assets:
Affiliated investments, at value (Cost $18,064)	$17,971
Unaffiliated investments, at value (Cost $305,634)	383,693	(a)
Deposit with brokers for futures contracts	1,562
Receivables:
Interest and dividends	358
Capital shares issued	188
Investments sold	1,365
Variation margin on open futures contracts	44
From Adviser	29
Prepaid expenses	14
Total Assets	405,224
Liabilities:
Payables:
Collateral received on loaned securities	15,227
Collateral received from brokers for futures contract	929
To custodian	870
Capital shares redeemed	273
Variation margin on open futures contracts	26
Accrued expenses and other payables:
Investment advisory fees	196
Administration fees	49
Custodian fees	5
Transfer agent fees	83
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	69
Total Liabilities	17,728
Net Assets:
Capital	290,363
Total accumulated earnings/(loss)	97,133
Net Assets	$387,496
Shares (unlimited number of shares authorized with no par value):	25,314
Net asset value, offering and redemption price per share: (c)	$15.31

(a)  Includes $14,875 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

25

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

	USAA Cornerstone Aggressive Fund
Investment Income:
Income distributions from affiliated funds	$181
Dividends	6,074
Interest	1,005
Securities lending (net of fees)	73
Foreign tax withholding	—	(a)
Total Income	7,333
Expenses:
Investment advisory fees	2,218
Administration fees	555
Sub-Administration fees	93
Custodian fees	38
Transfer agent fees	1,189
Trustees' fees	50
Compliance fees	2
Legal and audit fees	54
State registration and filing fees	29
Interfund lending fees	—	(a)
Other expenses	106
Total Expenses	4,334
Expenses waived/reimbursed by Adviser	(262)
Net Expenses	4,072
Net Investment Income (Loss)	3,261
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	27,635
Capital gain distributions received from affiliated funds	17
Net realized gains (losses) from futures contracts	(755)
Net change in unrealized appreciation/depreciation on affiliated funds	88
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	74,778
Net change in unrealized appreciation/depreciation on futures contracts	89
Net realized/unrealized gains (losses) on investments	101,852
Change in net assets resulting from operations	$105,113

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

26

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Aggressive Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$3,261	$6,090
Net realized gains (losses) from investments	26,897	(3,584)
Net change in unrealized appreciation/depreciation on investments	74,955	3,241
Change in net assets resulting from operations	105,113	5,747
Change in net assets resulting from distributions to shareholders	(7,114)	(6,470)
Change in net assets resulting from capital transactions	(54,063)	(7,127)
Change in net assets	43,936	(7,850)
Net Assets:
Beginning of period	343,560	351,410
End of period	$387,496	$343,560
Capital Transactions:
Proceeds from shares issued	$43,105	$54,179
Distributions reinvested	6,811	6,219
Cost of shares redeemed	(103,979)	(67,525)
Change in net assets resulting from capital transactions	$(54,063)	$(7,127)
Share Transactions:
Issued	3,112	4,491
Reinvested	494	480
Redeemed	(7,566)	(5,660)
Change in Shares	(3,960)	(689)

See notes to financial statements.

27

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Aggressive Fund
Year Ended:
May 31, 2021	$11.74	0.12	(b)	3.71		3.83	(0.18)	(0.08)
May 31, 2020	$11.73	0.20	(b)	0.03	(c)	0.23	(0.15)	(0.07)
May 31, 2019	$12.81	0.15		(0.57)		(0.42)	(0.18)	(0.48)
May 31, 2018	$12.57	0.16		0.94		1.10	(0.14)	(0.72)
May 31, 2017	$11.33	0.15		1.26		1.41	(0.17)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

28

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Aggressive Fund
Year Ended:
May 31, 2021	(0.26)	$15.31	32.91%	1.10%	0.88%	1.17%	$387,496	64%
May 31, 2020	(0.22)	$11.74	1.78%	1.10%	1.68%	1.18%	$343,560	90%
May 31, 2019	(0.66)	$11.73	(3.04)%	1.10%	1.54%	1.24%	$351,410	95	%(d)
May 31, 2018	(0.86)	$12.81	8.85%	1.10%	1.18%	1.25%	$344,768	65%
May 31, 2017	(0.17)	$12.57	12.59%	1.10%	1.32%	1.36%	$283,867	70%

See notes to financial statements.

29

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Aggressive Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board of Trustees (the "Board"). The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$1,352	$—	$1,352
Collateralized Mortgage Obligations	—	829	—	829
Common Stocks	124,652	—	—	124,652
Preferred Stocks	203	267	—	470
Corporate Bonds	—	11,261	—	11,261
Yankee Dollars	—	1,431	—	1,431
Municipal Bonds	—	943	—	943
U.S. Government Agency Mortgages	—	2,345	—	2,345
U.S. Treasury Obligations	—	9,090	—	9,090
Commercial Paper	—	225	—	225
Exchange-Traded Funds	215,868	—	—	215,868
Affiliated Exchange-Traded Funds	17,971	—	—	17,971
Collateral for Securities Loaned	15,227	—	—	15,227
Total	$373,921	$27,743	$—	$401,664
Other Financial Investments^
Assets:
Futures Contracts	$393	$—	$—	$393
Liabilities:
Futures Contracts	$(304)	$—	$—	$(304)
Total	$89	$—	$—	$89

^  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with brokers for futures contracts and Collateral received from brokers for futures contracts. During the year ended May 31, 2021, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2021 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$393	$304

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(755)	$89

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$14,875	$—	$15,227

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations,

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$1,376	$56

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$229,412	$279,746	$798	$3,245

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limit (excluding voluntary waivers) was 1.10%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's Adviser fee is reimbursed by VCM to the extent of the indirect Adviser fee incurred through the Fund's proportional investment in the affiliated ETF(s). These Adviser fee reimbursements are not available for recoupment. For the year ended May 31, 2021, the Fund's Adviser fee was reimbursed by VCM in an amount of $26 thousand, of which $13 thousand is receivable from VCM.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2023	Expires 2024	Total
$267	$236	$503

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Maximum Average Interest Rate*	Borrowing During the Period
Borrower	$—	$2,327	3	0.60%	$2,890

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$(1,182)	$1,182

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021			Year Ended May 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,174	$940	$7,114	$4,500	$1,970	$6,470

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$9,575	$10,197	$18	$19,790	$77,343	$97,133

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, futures, hybrid accruals interest purchased, partnership, and REITs/return of capital.

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

During the most recent tax year ended May 31, 2021, the Fund utilized $3,185 thousand of capital loss carryforwards.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$324,321	$79,248	$(1,905)	$77,343

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the year ended May 31, 2021, were as follows (amounts in thousands):

	Fair Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2021	Dividend Income
VictoryShares USAA Core Intermediate-Term Bond ETF	$—	$23,890	$(11,938)	$—	$8	$(158)	$11,794	$104
VictoryShares USAA Core Short-Term Bond ETF	—	5,342	—	—	9	11	5,353	58
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	589	—	—	—	—	235	824	19
	$589	$29,232	$(11,938)	$—	$17	$88	$17,971	$181

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
$1,000.00	$1,146.50	$1,019.45	$5.89	$5.54	1.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
17%	19%	$1,916	$1,539

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Cornerstone Aggressive Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

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programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory, and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three- and five-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing

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and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

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Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97448-0721

MAY 31, 2021

Annual Report

USAA Cornerstone Conservative Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Trustees' and Officers' Information	24
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Additional Federal Income Tax Information	31
Advisory Contract Agreement	32
Liquidity Risk Management Program	35
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad of challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Conservative Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Cornerstone Conservative Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Cornerstone Conservative Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2021, the Fund had a total return of 12.28%. This compares to returns of 1.22% for the Bloomberg Barclays U.S. Universal Index and 8.77% for the Cornerstone Conservative Composite Index.

•  What strategies did you employ during the reporting period?

The Fund delivered strong positive total returns during the reporting period as equity markets rebounded sharply off the market lows produced during the COVID-induced sell off early last year. All major equity asset classes participated in the rally with U.S. small- cap and emerging market stocks leading the way. The Fund's allocation to fixed income also produced positive returns. During the period, the Fund outperformed its Cornerstone Conservative Composite Index.

The most impactful driver of outperformance came from the fixed income portion of the portfolio, with the underlying basket of fixed income funds handily outperforming the broad-based benchmarks. Security selection in the Fund's underlying fixed-income portfolio added value due to an overweight to credit-oriented securities. Additionally, the Fund held higher than average positions in shorter duration fixed-income instruments, which benefitted during periods of rising interest rates.

These positive drivers were offset by weakness in the security selection within the U.S large-cap portion of the portfolio, primarily driven by the resurgence of what we believe are lower-quality stocks, which experienced a sharp relief rally following the rollout of the vaccine. Additionally, the Fund's commodity exposure was weighted more heavily towards gold-related securities, which underperformed a more diversified basket. A tactical underweight to real estate investment trusts also detracted slightly from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Conservative Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	Bloomberg Barclays U.S. Universal Index[1]	Cornerstone Conservative Composite Index[2]
One Year	12.28%	1.22%	8.77%
Five Year	6.20%	3.69%	5.84%
Since Inception	5.14%	3.32%	5.15%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Conservative Fund — Growth of $10,000

*The performance of the Bloomberg Barclays U.S. Universal Index and Cornerstone Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Aggressive Fund is June 8, 2012. There might be a slight variation of performance numbers because of the difference.

1The unmanaged Bloomberg Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (11%), the MSCI ACWI ex USA IMI Net (8%), the Bloomberg Barclays U.S. Universal Index (78%), the Bloomberg Commodity Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (0.5%), and the Bloomberg Barclays U.S. Treasury – Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Conservative Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks current income and also considers the potential for capital appreciation.

Top 10 Holdings*:

May 31, 2021

(% of Net Assets)

USAA Government Securities Fund Institutional Shares	17.4%
USAA Intermediate-Term Bond Fund Institutional Shares	16.4%
USAA Income Fund Institutional Shares	15.3%
VictoryShares USAA Core Short-Term Bond ETF	12.7%
VictoryShares USAA Core Intermediate-Term Bond ETF	7.3%
USAA High Income Fund Institutional Shares	5.1%
USAA 500 Index Fund Reward Shares	3.7%
USAA International Fund Institutional Shares	3.5%
USAA Short-Term Bond Fund Institutional Shares	2.8%
USAA Target Managed Allocation Fund	2.6%

Asset Allocation*:

May 31, 2021

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Conservative Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (26.9%)
VictoryShares USAA Core Intermediate-Term Bond ETF	334,133	$17,831
VictoryShares USAA Core Short-Term Bond ETF	596,805	30,971
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	67,940	3,500
VictoryShares USAA MSCI International Value Momentum ETF	113,561	5,763
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	18,550	1,313
VictoryShares USAA MSCI USA Value Momentum ETF	95,284	6,261
Total Affiliated Exchange-Traded Funds (Cost $60,912)		65,639
Affiliated Mutual Funds (72.7%)
USAA 500 Index Fund Reward Shares	159,735	9,138
USAA Aggressive Growth Fund Institutional Shares	33,578	1,899
USAA Emerging Markets Fund Institutional Shares	107,882	2,639
USAA Government Securities Fund Institutional Shares	4,233,471	42,504
USAA Growth Fund Institutional Shares	59,347	2,141
USAA High Income Fund Institutional Shares	1,570,035	12,325
USAA Income Fund Institutional Shares	2,751,385	37,419
USAA Income Stock Fund Institutional Shares	136,205	2,749
USAA Intermediate-Term Bond Fund Institutional Shares	3,673,552	40,005
USAA International Fund Institutional Shares	286,163	8,430
USAA Precious Metals and Minerals Fund Institutional Shares	61,064	1,408
USAA Short-Term Bond Fund Institutional Shares	721,932	6,750
USAA Small Cap Stock Fund Institutional Shares	68,227	1,486
USAA Target Managed Allocation Fund	489,885	6,359
USAA Value Fund Institutional Shares	117,050	2,195
Total Affiliated Mutual Funds (Cost $160,947)		177,447
Total Investments (Cost $221,859) — 99.6%		243,086
Other assets in excess of liabilities — 0.4%		864
NET ASSETS — 100.00%		$243,950

At May 31, 2021, the Fund's investments in foreign securities were 8.3% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Conservative Fund
Assets:
Affiliated investments, at value(Cost $221,859)	$243,086
Cash	874
Receivables:
Capital shares issued	38
Prepaid expenses	17
Total Assets	244,015
Liabilities:
Payables:
Capital shares redeemed	20
Accrued expenses and other payables:
Custodian fees	1
Compliance fees	—	(a)
Trustees' fees	1
Other accrued expenses	43
Total Liabilities	65
Net Assets:
Capital	219,816
Total accumulated earnings/(loss)	24,134
Net Assets	$243,950
Shares (unlimited number of shares authorized with no par value):	20,570
Net asset value, offering and redemption price per share: (b)	$11.86

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

	USAA Cornerstone Conservative Fund
Investment Income:
Income distributions from affiliated funds	$6,093
Interest	1
Securities lending (net of fees)	—	(a)
Total Income	6,094
Expenses:
Sub-Administration fees	19
Custodian fees	6
Trustees' fees	50
Compliance fees	1
Printing fees	41
Legal and audit fees	57
State registration and filing fees	31
Other expenses	18
Total Expenses	223
Net Investment Income (Loss)	5,871
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	1,683
Capital gain distributions received from affiliated funds	1,963
Net change in unrealized appreciation/depreciation on affiliated funds	15,992
Net realized/unrealized gains (losses) on investments	19,638
Change in net assets resulting from operations	$25,509

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Conservative Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$5,871	$6,048
Net realized gains (losses) from investments	3,646	3,426
Net change in unrealized appreciation/depreciation on investments	15,992	564
Change in net assets resulting from operations	25,509	10,038
Change in net assets resulting from distributions to shareholders	(8,183)	(6,280)
Change in net assets resulting from capital transactions	20,674	8,927
Change in net assets	38,000	12,685
Net Assets:
Beginning of period	205,950	193,265
End of period	$243,950	$205,950
Capital Transactions:
Proceeds from shares issued	$66,446	$58,872
Distributions reinvested	8,144	6,254
Cost of shares redeemed	(53,916)	(56,199)
Change in net assets resulting from capital transactions	$20,674	$8,927
Share Transactions:
Issued	5,750	5,373
Reinvested	711	581
Redeemed	(4,674)	(5,191)
Change in Shares	1,787	763

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Conservative Fund
Year Ended: May 31, 2021	$10.96	0.30	(b)	1.03	1.33	(0.31)	(0.12)
May 31, 2020	$10.72	0.32	(b)	0.25	0.57	(0.33)	—
May 31, 2019	$10.64	0.32		0.08	0.40	(0.32)	—
May 31, 2018	$10.76	0.30		(0.11)	0.19	(0.31)	—
May 31, 2017	$10.27	0.31		0.49	0.80	(0.31)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects a return to normal trading levels after a prior year transition or allocation shift.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Conservative Fund
Year Ended: May 31, 2021	(0.43)	$11.86	12.28%	0.10%	2.61%	0.10%	$243,950	15%
May 31, 2020	(0.33)	$10.96	5.45%	0.09%	2.92%	0.10%	$205,950	8%
May 31, 2019	(0.32)	$10.72	3.84%	0.10%	2.99%	0.12%	$193,265	22%
May 31, 2018	(0.31)	$10.64	1.79%	0.10%	2.87%	0.12%	$196,292	5%
May 31, 2017	(0.31)	$10.76	7.93%	0.10%	3.02%	0.15%	$174,754	7	%(c)

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Conservative Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act. The Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds managed by the Fund's Adviser, Victory Capital Management Inc. ("VCM"), an affiliate of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights are valued at the closing price on the exchange or

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated Exchange-Traded Funds	$65,639	$—	$—	$65,639
Affiliated Mutual Funds	177,447	—	—	177,447
Total	$243,086	$—	$—	$243,086

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included. As of May 31, 2021, the Fund did not have any securities on loan.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$53,684	$33,739

There were no purchases or sales of U.S. government securities during the year ended May 31, 2021.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. The Adviser does not receive any fees from the Fund for these services.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Fund for these services.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA received no fees from the Fund for these services.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limit (excluding voluntary waivers) was 0.10%.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of May 31, 2021, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021			Year Ended May 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$6,144	$2,039	$8,183	$6,280	$6,280

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$829	$2,630	$3,459	$20,675	$24,134

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$222,411	$21,226	$(551)	$20,675

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated on the Fund's Schedule of Portfolio Investments. The affiliated underlying fund's annual or semiannual reports may be viewed at vcm.com. Transactions in affiliated securities during the year ended May 31, 2021 were as follows (amount in thousands):

	Fair Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/21	Dividend Income
USAA 500 Index Fund Reward Shares	$6,523	$1,147	$(856)	$134	$158	$2,190	$9,138	$110
USAA Aggressive Growth Fund Institutional Shares	1,406	3	—	—	3	490	1,899	—
USAA Capital Growth Fund Institutional Shares	1,858	—	(2,084)	58	—	168	—	—
USAA Emerging Markets Fund Institutional Shares	2,368	451	(1,333)	221	—	932	2,639	34
USAA Government Securities Fund Institutional Shares	41,565	1,734	—	—	152	(795)	42,504	956
USAA Growth Fund Institutional Shares	1,963	84	(435)	82	65	447	2,141	19
USAA High Income Fund Institutional Shares	6,397	5,195	—	—	—	733	12,325	431
USAA Income Fund Institutional Shares	56,887	1,937	(22,479)	1,028	539	46	37,419	1,398
USAA Income Stock Fund Institutional Shares	3,177	65	(1,391)	(29)	—	927	2,749	65
USAA Intermediate-Term Bond Fund Institutional Shares	33,040	6,765	—	—	771	200	40,005	1,411
USAA International Fund Institutional Shares	6,859	569	(1,451)	(168)	—	2,621	8,430	152
USAA Precious Metals and Minerals Fund Institutional Shares	1,385	2	(228)	93	—	156	1,408	2

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021
	Fair Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/21	Dividend Income
USAA Short-Term Bond Fund Institutional Shares	$6,382	$206	$—	$—	$11	$162	$6,750	$195
USAA Small Cap Stock Fund Institutional Shares	2,385	135	(1,891)	104	92	753	1,486	43
USAA Target Managed Allocation Fund	4,074	1,199	(203)	18	93	1,271	6,359	240
USAA Value Fund Institutional Shares	1,730	30	(210)	(103)	—	748	2,195	30
VictoryShares USAA Core Intermediate-Term Bond ETF	17,709	—	—	—	33	122	17,831	411
VictoryShares USAA Core Short-Term Bond ETF	229	30,683	—	—	46	59	30,971	336
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	879	1,746	—	—	—	875	3,500	50
VictoryShares USAA MSCI International Value Momentum ETF	2,694	1,733	—	—	—	1,336	5,763	100
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	1,049	—	(353)	102	—	515	1,313	18
VictoryShares USAA MSCI USA Value Momentum ETF	4,907	—	(825)	143	—	2,036	6,261	92
	$205,466	$53,684	$(33,739)	$1,683	$1,963	$15,992	$243,086	$6,093

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

23

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

24

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

25

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

26

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

27

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

28

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
$1,000.00	$1,043.80	$1,024.43	$0.51	$0.50	0.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Foreign Taxes Paid
6%	11%	$224	$2,039	$31

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Cornerstone Conservative Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Adviser does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and Lipper index for the one-, three- and five-year periods ended September 30, 2020.

Compensation and Profitability — The Board took into consideration that the Adviser does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Economies of Scale — With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Adviser does not receive any advisory fees under the Advisory Agreement. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that each Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

35

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97446-0721

MAY 31, 2021

Annual Report

USAA Cornerstone Equity Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Trustees' and Officers' Information	24
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Additional Federal Income Tax Information	31
Advisory Contract Agreement	32
Liquidity Risk Management Program	35
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad of challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Equity Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Cornerstone Equity Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Cornerstone Equity Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2021, the Fund had a total return of 42.26%. This compares to a return of 41.85% for the MSCI All-Country World Index and 42.79% for the Cornerstone Equity Composite Index.

•  What strategies did you employ during the reporting period?

The Fund delivered strong positive total returns during the reporting period as equity markets rebounded sharply off the market lows produced during the COVID-induced sell off early last year. All major equity asset classes participated in the rally with U.S. small-cap and emerging market stocks leading the way. Despite the double-digit total returns, the Fund slightly underperformed the Cornerstone Equity Composite Index.

Positive contributors to the relative performance included an overweight to small-cap stocks. The Fund also benefitted from a tactical underweight to cash. The Fund's holdings within U.S. small-cap contributed positively through stock selection. An underweight to real estate investment trusts also added slightly to performance.

These positive drivers were offset by weakness in the security selection within the U.S large-cap and emerging market segments of the portfolio. Additionally, the Fund's commodity exposure was weighted more heavily towards gold-related securities, which underperformed a more diversified basket.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Equity Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Equity Composite Index[2]
One Year	42.26%	41.85%	42.79%
Five Year	12.14%	14.18%	14.11%
Since Inception	10.31%	12.24%	12.41%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Equity Fund — Growth of $10,000

*The performance of the MSCI All-Country World Index and Cornerstone Equity Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Equity Fund is June 8, 2012. There might be a slight variation of performance numbers because of the difference.

1The unmanaged MSCI All-Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of large- and mid-cap stocks across developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (56%), the MSCI ACWI ex USA IMI Net (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2.5%), and the Bloomberg Barclays U.S. Treasury Bills (1–3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Equity Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks capital appreciation over the long term.

Top 10 Holdings*:

May 31, 2021

(% of Net Assets)

USAA 500 Index Fund Reward Shares	16.9%
USAA International Fund Institutional Shares	13.9%
VictoryShares USAA MSCI USA Value Momentum ETF	13.8%
VictoryShares USAA MSCI International Value Momentum ETF	12.7%
USAA Target Managed Allocation Fund	6.5%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	5.9%
USAA Income Stock Fund Institutional Shares	5.3%
USAA Value Fund Institutional Shares	5.0%
USAA Growth Fund Institutional Shares	4.8%
USAA Emerging Markets Fund Institutional Shares	4.8%

Asset Allocation*:

May 31, 2021

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Equity Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (35.2%)
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	266,858	$13,745
VictoryShares USAA MSCI International Value Momentum ETF	582,422	29,558
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	93,813	6,641
VictoryShares USAA MSCI USA Value Momentum ETF	486,192	31,949
Total Affiliated Exchange-Traded Funds (Cost $70,853)		81,893
Affiliated Mutual Funds (64.5%)
USAA 500 Index Fund Reward Shares	685,032	39,191
USAA Aggressive Growth Fund Institutional Shares	184,385	10,431
USAA Emerging Markets Fund Institutional Shares	451,418	11,042
USAA Growth Fund Institutional Shares	306,553	11,057
USAA Income Stock Fund Institutional Shares	610,581	12,321
USAA International Fund Institutional Shares	1,094,837	32,254
USAA Precious Metals and Minerals Fund Institutional Shares	43,865	1,011
USAA Small Cap Stock Fund Institutional Shares	265,433	5,781
USAA Target Managed Allocation Fund	1,162,728	15,092
USAA Value Fund Institutional Shares	619,656	11,619
Total Affiliated Mutual Funds (Cost $106,805)		149,799
Total Investments (Cost $177,658) — 99.7%		231,692
Other assets in excess of liabilities — 0.3%		544
NET ASSETS — 100.00%		$232,236

At May 31, 2021, the Fund's investments in foreign securities were 37.3% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Equity Fund
Assets:
Affiliated investments, at value (Cost $177,658)	$231,692
Cash	632
Receivables:
Capital shares issued	62
From Adviser	2
Prepaid expenses	12
Total Assets	232,400
Liabilities:
Payables:
Capital shares redeemed	113
Accrued expenses and other payables:
Custodian fees	1
Compliance fees	—	(a)
Trustees' fees	1
Other accrued expenses	49
Total Liabilities	164
Net Assets:
Capital	175,234
Total accumulated earnings/(loss)	57,002
Net Assets	$232,236
Shares (unlimited number of shares authorized with no par value):	13,318
Net asset value, offering and redemption price per share: (b)	$17.44

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

	USAA Cornerstone Equity Fund
Investment Income:
Income distributions from affiliated funds	$3,825
Interest	—	(a)
Securities lending (net of fees)	1
Total Income	3,826
Expenses:
Sub-Administration fees	18
Custodian fees	7
Trustees' fees	50
Compliance fees	1
Printing fees	54
Legal and audit fees	55
State registration and filing fees	25
Interfund lending fees	—	(a)
Other expenses	16
Total Expenses	226
Expenses waived/reimbursed by Adviser	(18)
Net Expenses	208
Net Investment Income (Loss)	3,618
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	355
Capital gain distributions received from affiliated funds	1,554
Net change in unrealized appreciation/depreciation on affiliated funds	67,536
Net realized/unrealized gains (losses) on investments	69,445
Change in net assets resulting from operations	$73,063

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Equity Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$3,618	$4,906
Net realized gains (losses) from investments	1,909	13,841
Net change in unrealized appreciation/depreciation on investments	67,536	(18,537)
Change in net assets resulting from operations	73,063	210
Change in net assets resulting from distributions to shareholders	(16,403)	(10,384)
Change in net assets resulting from capital transactions	(15,437)	(1,101)
Change in net assets	41,223	(11,275)
Net Assets:
Beginning of period	191,013	202,288
End of period	$232,236	$191,013
Capital Transactions:
Proceeds from shares issued	$26,443	$39,178
Distributions reinvested	16,362	10,364
Cost of shares redeemed	(58,242)	(50,643)
Change in net assets resulting from capital transactions	$(15,437)	$(1,101)
Share Transactions:
Issued	1,681	2,815
Reinvested	1,061	684
Redeemed	(3,809)	(3,666)
Change in Shares	(1,067)	(167)

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Cornerstone Equity Fund
Year Ended:
May 31, 2021	$13.28	0.27	(b)	5.16	5.43	(0.20)	(1.07)
May 31, 2020	$13.90	0.34	(b)	(0.24)	0.10	(0.32)	(0.40)
May 31, 2019	$15.49	0.26		(0.99)	(0.73)	(0.25)	(0.61)
May 31, 2018	$14.31	0.22		1.26	1.48	(0.22)	(0.08)
May 31, 2017	$12.51	0.19		2.02	2.21	(0.19)	(0.22)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased usage of quantitative investment strategies.

(d)  Reflects an increase in trading activity due to asset allocation shifts.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Equity Fund
Year Ended:
May 31, 2021	(1.27)	$17.44	42.26%	0.10%	1.74%	0.11%	$232,236	5%
May 31, 2020	(0.72)	$13.28	0.14%	0.10%	2.38%	0.10%	$191,013	6%
May 31, 2019	(0.86)	$13.90	(4.35)%	0.10%	1.79%	0.13%	$202,288	11	%(c)
May 31, 2018	(0.30)	$15.49	10.32%	0.10%	1.46%	0.13%	$200,186	38	%(d)
May 31, 2017	(0.41)	$14.31	17.99%	0.10%	1.39%	0.20%	$143,657	7%

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Equity Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act. The Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds managed by the Fund's Adviser, Victory Capital Management Inc. ("VCM"), an affiliate of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at their NAV. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated Exchange-Traded Funds	$81,893	$—	$—	$81,893
Affiliated Mutual Funds	149,799	—	—	149,799
Total	$231,692	$—	$—	$231,692

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included. As of May 31, 2021, the Fund did not have any securities on loan.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$11,121	$38,111

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

There were no purchases or sales of U.S. government securities during the year ended May 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. The Adviser does not receive any fees from the Fund for these services.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Fund for these services.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA received no fees from the Fund for these services.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limit (excluding voluntary waivers) was 0.10%.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2024	Total
$18	$18

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally.

Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

Equity Risk — The Fund may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$908	1	0.62%	$908

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021			Year Ended May 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,667	$13,736	$16,403	$4,702	$5,682	$10,384

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,515	$1,817	$3,332	$53,670	$57,002

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$178,022	$54,185	$(515)	$53,670

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated on the Fund's Schedule of Portfolio Investments. The affiliated underlying fund's annual or semiannual reports may be viewed at vcm.com. Transactions in affiliated securities during the year ended May 31, 2021, were as follows (amount in thousands):

	Fair Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2021		Dividend Income
USAA 500 Index Fund Reward Shares	$26,240	$5,148	$(1,756)	$185	$659	$9,374	$39,191		$461
USAA Aggressive Growth Fund Institutional Shares	8,071	18	(401)	7	18	2,736	10,431		—
USAA Capital Growth Fund Institutional Shares	5,444	—	(5,996)	75	—	477	—	*	—

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021
	Fair Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2021	Dividend Income
USAA Emerging Markets Fund Institutional Shares	$8,232	$756	$(1,761)	$220	$—	$3,595	$11,042	$116
USAA Growth Fund Institutional Shares	9,479	435	(1,391)	185	338	2,349	11,057	97
USAA Income Stock Fund Institutional Shares	8,495	803	—	—	—	3,023	12,321	209
USAA International Fund Institutional Shares	27,920	565	(5,460)	(942)	—	10,171	32,254	565
USAA Precious Metals and Minerals Fund Institutional Shares	1,332	2	(491)	241	—	(73)	1,011	2
USAA Small Cap Stock Fund Institutional Shares	6,667	473	(4,123)	33	321	2,731	5,781	151
USAA Target Managed Allocation Fund	12,716	982	(1,873)	132	218	3,135	15,092	563
USAA Value Fund Institutional Shares	8,228	160	(190)	(94)	—	3,515	11,619	160
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	9,618	1,779	(1,797)	(274)	—	4,419	13,745	324
VictoryShares USAA MSCI International Value Momentum ETF	22,189	—	(314)	(72)	—	7,755	29,558	577
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	6,791	—	(3,173)	(62)	—	3,085	6,641	93
VictoryShares USAA MSCI USA Value Momentum ETF	29,369	—	(9,385)	721	—	11,244	31,949	507
	$190,791	$11,121	$(38,111)	$355	$1,554	$67,536	$231,692	$3,825

*  Rounds to less than $1 thousand.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Equity Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

23

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
$1,000.00	$1,187.40	$1,024.43	$0.55	$0.50	0.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions	Foreign Taxes Paid
37%	77%	$13,736	$124

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Cornerstone Equity Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Adviser does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three- and five-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers.

Compensation and Profitability — The Board took into consideration that the Adviser does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable

33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Adviser does not receive any advisory fees under the Advisory Agreement. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that each Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

35

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

97449-0721

MAY 31, 2021

Annual Report

USAA Cornerstone Moderate Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Supplemental Information (Unaudited)	40
Trustees' and Officers' Information	40
Proxy Voting and Portfolio Holdings Information	46
Expense Example	46
Additional Federal Income Tax Information	47
Advisory Contract Agreement	48
Liquidity Risk Management Program	51
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad of challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Moderate Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Cornerstone Moderate Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Cornerstone Moderate Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2021, the Fund had a total return of 21.00%. This compares to returns of 41.85% for the MSCI All-Country World Index and 20.98% for the Cornerstone Moderate Composite Index.

•  What strategies did you employ during the reporting period?

The Fund delivered strong positive total returns during the reporting period as equity markets rebounded sharply off the market lows produced during the COVID-induced sell off early last year. All major equity asset classes participated in the rally with U.S. small-cap and emerging market stocks leading the way. The Fund's allocation to fixed income produced small positive returns. During the period, the Fund outperformed its Cornerstone Moderate Composite Index.

Positive contributors to the relative performance included an overweight to emerging market stocks. The Fund also benefitted from a tactical underweight to fixed-income securities as the sharp increase in interest rates weighed on bond prices particularly during the first quarter of 2021. Security selection in the Fund's underlying fixed-income portfolio added value due to an overweight to credit-oriented securities.

These positive drivers were offset by weakness in the security selection within the U.S large-cap portion of the portfolio, primarily driven by the resurgence of what we believe are lower-quality stocks, which experienced a sharp relief rally following the rollout of the vaccine. Additionally, the Fund's commodity exposure was weighted more heavily towards gold-related securities, which underperformed a more diversified basket. A tactical underweight to real estate investment trusts also detracted slightly from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Moderate Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares
INCEPTION DATE	9/1/95
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Moderate Composite Index[2]
One Year	21.00%	41.85%	20.98%
Five Year	7.65%	14.18%	9.19%
Ten Year	5.28%	9.58%	7.18%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderate Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of large- and mid-cap stocks across developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (29%), the MSCI ACWI ex USA IMI Net (19%), the Bloomberg Barclays U.S. Universal Index (48%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg Barclays U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks high total return.

Asset Allocation*:

May 31, 2021

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (1.4%)
Americredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24, Callable 8/18/22 @ 100	$2,640	$2,705
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 10/18/22 @ 100	46	46
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 6/20/23 @ 100 (a)	1,344	1,358
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 6/19/21 @ 100 (a)	1,190	1,192
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 8/15/23 @ 100	620	642
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.55%, 8/15/27, Callable 10/15/21 @ 100 (a)	20	20
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 8/15/22 @ 100	662	680
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 4/15/23 @ 100 (a)	935	946
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 4/15/22 @ 100 (a)	490	505
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 5/15/23 @ 100 (a)	499	502
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	648	677
Hertz Vehicle Financing II LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	94	94
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 6/20/22 @ 100 (a)	437	444
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	249	253
Navient Student Loan Trust, Series 2015-2, Class B, 1.59% (LIBOR01M+150bps), 8/25/50, Callable 8/25/29 @ 100 (b)	950	951
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (a)	303	313
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 5/20/25 @ 100 (a)	506	518
SLM Student Loan Trust, Series 2003-14, Class B, 0.73% (LIBOR03M+55bps), 10/25/65, Callable 10/25/29 @ 100 (b)	302	287
Transportation Finance Equipment Trust, Series 2019-1, Class B, 2.06%, 5/23/24, Callable 6/23/23 @ 100 (a)	900	923
Trinity Rail Leasing LLC, Series 2019-2A, Class A1, 2.39%, 10/18/49, Callable 11/17/21 @ 100 (a)	392	401
Trinity Rail Leasing LLC, Series 2019-2A, Class A2, 3.10%, 10/18/49, Callable 5/17/23 @ 100 (a)	2,000	2,105
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 4/15/23 @ 100 (a)	1,618	1,641
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 1/15/22 @ 100 (a)	751	759
Total Asset-Backed Securities (Cost $17,546)		17,962
See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Collateralized Mortgage Obligations (0.8%)
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (c)	$1,254	$181
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (c)	130	129
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53, Callable 11/15/29 @ 100	648	666
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.61% (LIBOR01M+250bps), 10/7/21 (a) (b)	1,200	1,199
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	598	639
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, 5/10/36 (a)	1,000	1,066
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53, Callable 11/15/29 @ 100	648	687
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	972	995
COMM Mortgage Trust, Series 2019-GC44, Class ASB, 2.87%, 8/15/57, Callable 5/15/29 @ 100	971	1,044
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	661	708
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.29% (LIBOR01M+19bps), 2/15/40 (b)	25	25
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.91%, 1/15/49, Callable 11/15/25 @ 100 (c) (d)	10,278	703
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	1,500	1,542
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53, Callable 9/13/29 @ 100	347	372
Manhattan West, Series 2020-1MW, Class A, 2.13%, 9/10/40 (a)	414	421
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.05%, 5/10/45, Callable 4/10/22 @ 100 (a) (c) (d)	11,021	83
Total Collateralized Mortgage Obligations (Cost $11,510)		10,460
Common Stocks (15.2%)
Communication Services (1.5%):
Alphabet, Inc. Class C (e)	2,621	6,321
AT&T, Inc.	39,692	1,168
Comcast Corp. Class A	45,633	2,617
Facebook, Inc. Class A (e)	6,498	2,136
Match Group, Inc. (e)	6,125	878
Pinterest, Inc. Class A (e)	14,948	976
Sirius XM Holdings, Inc. (f)	142,069	888
Snap, Inc. Class A (e)	16,837	1,046
Verizon Communications, Inc.	43,836	2,476
		18,506

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (1.2%):
Aptiv PLC (e)	6,270	$943
AutoZone, Inc. (e)	608	855
Best Buy Co., Inc.	7,330	852
eBay, Inc.	16,006	975
Ford Motor Co. (e)	80,454	1,169
General Motors Co. (e)	17,001	1,008
Lennar Corp. Class A	8,758	867
Lowe's Cos., Inc.	10,797	2,104
O'Reilly Automotive, Inc. (e)	1,645	880
Roku, Inc. (e)	2,861	992
Target Corp. (g)	9,725	2,207
Tesla, Inc. (e)	2,487	1,555
The Home Depot, Inc.	4,330	1,381
		15,788
Consumer Staples (1.0%):
Altria Group, Inc.	61,731	3,039
Archer-Daniels-Midland Co.	14,277	950
Colgate-Palmolive Co.	11,843	992
Keurig Dr Pepper, Inc.	24,794	917
Monster Beverage Corp. (e)	10,311	972
Philip Morris International, Inc.	23,191	2,236
The Clorox Co.	4,926	871
The Estee Lauder Cos., Inc.	3,289	1,008
Tyson Foods, Inc. Class A	11,300	898
Walgreens Boots Alliance, Inc.	17,401	916
		12,799
Energy (0.3%):
Chevron Corp.	11,401	1,183
ConocoPhillips	35,530	1,981
Marathon Petroleum Corp.	15,683	969
		4,133
Financials (2.0%):
AGNC Investment Corp.	2,798	52
Annaly Capital Management, Inc.	7,018	65
Aon PLC Class A	3,696	937
Berkshire Hathaway, Inc. Class B (e)	5,362	1,552
BlackRock, Inc.	1,277	1,120
Capital One Financial Corp.	12,759	2,051
Citigroup, Inc.	15,315	1,205
Fifth Third Bancorp	21,853	921
KeyCorp	38,196	880
MetLife, Inc.	28,604	1,870
Morgan Stanley	24,930	2,267
MSCI, Inc.	1,897	888
Prudential Financial, Inc.	17,967	1,922
S&P Global, Inc.	2,605	989

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SVB Financial Group (e)	3,115	$1,816
T. Rowe Price Group, Inc.	4,898	937
The Allstate Corp.	7,094	969
The Goldman Sachs Group, Inc.	5,884	2,189
The Progressive Corp.	9,189	910
Wells Fargo & Co.	25,687	1,200
		24,740
Health Care (2.9%):
Abbott Laboratories	10,385	1,211
AbbVie, Inc.	10,662	1,207
Agilent Technologies, Inc.	7,086	979
Align Technology, Inc. (e)	1,557	919
Amgen, Inc.	8,868	2,110
Anthem, Inc.	2,654	1,057
Biogen, Inc. (e)	6,897	1,845
Bristol-Myers Squibb Co.	17,521	1,151
Cigna Corp.	4,029	1,043
CVS Health Corp.	12,770	1,104
Danaher Corp.	4,481	1,148
Eli Lilly & Co.	5,808	1,160
Gilead Sciences, Inc. (g)	15,570	1,029
HCA Healthcare, Inc.	9,237	1,984
IDEXX Laboratories, Inc. (e)	3,399	1,897
IQVIA Holdings, Inc. (e)	4,027	967
Johnson & Johnson (g)	19,266	3,261
Merck & Co., Inc.	15,170	1,151
Mettler-Toledo International, Inc. (e)	1,414	1,840
Pfizer, Inc.	31,971	1,238
Stryker Corp.	4,011	1,024
Thermo Fisher Scientific, Inc.	2,535	1,190
UnitedHealth Group, Inc.	11,047	4,550
Waters Corp. (e)	2,801	903
Zoetis, Inc.	5,780	1,021
		36,989
Industrials (1.6%):
3M Co.	10,653	2,163
Carrier Global Corp.	21,161	972
Caterpillar, Inc.	4,653	1,122
CSX Corp.	9,886	990
Cummins, Inc.	3,605	927
Deere & Co.	2,751	993
Eaton Corp. PLC	13,235	1,922
Fastenal Co.	16,781	890
General Dynamics Corp.	4,975	945
Illinois Tool Works, Inc.	4,137	959
Johnson Controls International PLC	14,487	964
Lockheed Martin Corp.	5,348	2,044
Northrop Grumman Corp.	2,678	980
Otis Worldwide Corp.	11,668	914

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PACCAR, Inc.	9,862	$903
Rockwell Automation, Inc.	3,299	870
Trane Technologies PLC	5,164	963
W.W. Grainger, Inc.	1,932	893
		20,414
Information Technology (3.5%):
Accenture PLC Class A	3,991	1,126
Adobe, Inc. (e)	2,516	1,270
Apple, Inc.	69,010	8,599
Applied Materials, Inc.	15,752	2,176
Broadcom, Inc.	5,159	2,437
Cadence Design Systems, Inc. (e)	7,214	916
CDW Corp.	5,104	844
Cisco Systems, Inc.	46,804	2,476
Cognizant Technology Solutions Corp. Class A	12,667	906
HP, Inc.	80,563	2,355
Intel Corp.	21,583	1,233
International Business Machines Corp.	7,584	1,090
Intuit, Inc.	2,536	1,114
Lam Research Corp.	3,172	2,061
Mastercard, Inc. Class A	3,707	1,337
Micron Technology, Inc. (e)	11,383	958
Microsoft Corp. (g)	15,297	3,819
NVIDIA Corp.	2,462	1,600
NXP Semiconductors NV	4,732	1,000
Oracle Corp.	14,029	1,105
Square, Inc. Class A (e)	4,226	940
TE Connectivity Ltd.	6,822	926
Texas Instruments, Inc.	12,138	2,304
VeriSign, Inc. (e)	4,010	882
VMware, Inc. Class A (e) (f)	5,550	876
		44,350
Materials (0.4%):
Dow, Inc.	14,294	978
International Paper Co.	14,832	936
LyondellBasell Industries NV Class A	8,237	927
PPG Industries, Inc.	5,162	928
The Sherwin-Williams Co.	3,410	967
		4,736
Real Estate (0.4%):
Alexandria Real Estate Equities, Inc.	636	113
American Tower Corp.	2,224	568
AvalonBay Communities, Inc.	708	147
Boston Properties, Inc.	747	88
Camden Property Trust	487	61
CBRE Group, Inc. Class A (e)	1,679	147
Crown Castle International Corp.	2,209	419
Digital Realty Trust, Inc.	1,370	208

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Duke Realty Corp.	1,869	$87
Equinix, Inc.	447	329
Equity LifeStyle Properties, Inc.	879	62
Equity Residential	1,868	145
Essex Property Trust, Inc.	327	97
Extra Space Storage, Inc.	661	99
Gaming and Leisure Properties, Inc.	32	1
Healthpeak Properties, Inc.	2,671	89
Host Hotels & Resorts, Inc. (e)	3,450	59
Invitation Homes, Inc.	2,844	103
Iron Mountain, Inc.	1,461	64
Medical Properties Trust, Inc.	2,885	61
Mid-America Apartment Communities, Inc.	574	92
Omega Healthcare Investors, Inc.	1,149	42
Prologis, Inc.	3,724	439
Public Storage	803	227
Realty Income Corp.	1,755	120
Regency Centers Corp.	861	56
SBA Communications Corp.	560	167
Simon Property Group, Inc.	1,694	218
Sun Communities, Inc.	501	84
UDR, Inc.	1,487	71
Ventas, Inc.	1,882	104
VEREIT, Inc.	1,080	51
VICI Properties, Inc.	2,668	83
Vornado Realty Trust	808	38
Welltower, Inc.	2,095	157
Weyerhaeuser Co.	3,701	140
WP Carey, Inc.	880	66
		5,102
Utilities (0.4%):
Exelon Corp.	21,418	966
NextEra Energy, Inc. (g)	15,118	1,107
NRG Energy, Inc.	24,722	795
The AES Corp.	67,180	1,707
		4,575
Total Common Stocks (Cost $146,639)		192,132
Preferred Stocks (0.5%)
Communication Services (0.2%):
Qwest Corp., 6.50%, 9/1/56	112,000	2,839
Financials (0.3%):
Delphi Financial Group, Inc., 3.35% (LIBOR03M+319bps), 5/15/37 (b) (h)	167,198	3,720
Total Preferred Stocks (Cost $6,862)		6,559

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (10.7%)
Communication Services (0.2%):
Fox Corp., 3.05%, 4/7/25, Callable 3/7/25 @ 100	$462	$495
The Walt Disney Co., 2.20%, 1/13/28	437	450
T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100 (f)	1,174	1,287
		2,232
Consumer Discretionary (0.2%):
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	394	464
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	777	852
Nordstrom, Inc., 4.38%, 4/1/30, Callable 1/1/30 @ 100 (f)	648	666
O'Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	500	570
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	488	511
		3,063
Consumer Staples (0.6%):
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	1,619	1,931
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @ 100	728	780
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @ 100	284	288
Mondelez International, Inc., 2.75%, 4/13/30, Callable 1/13/30 @ 100	250	259
PepsiCo, Inc., 2.25%, 3/19/25, Callable 2/19/25 @ 100	1,505	1,593
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	379	484
The Coca-Cola Co., 2.00%, 3/5/31 (f)	500	497
Unilever Capital Corp., 2.60%, 5/5/24, Callable 3/5/24 @ 100	1,500	1,592
		7,424
Energy (1.4%):
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	1,237	1,300
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	1,500	1,616
Enbridge Energy Partners LP, 7.38%, 10/15/45, Callable 4/15/45 @ 100 (g)	2,950	4,495
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100 (f)	972	1,013
Enterprise TE Partners LP, 2.97% (LIBOR03M+278bps), 6/1/67, Callable 7/12/21 @ 100 (b)	2,500	2,075
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (g)	1,618	1,747
Florida Gas Transmission Co. LLC, 2.55%, 7/1/30, Callable 4/1/30 @ 100 (a)	412	413
Marathon Petroleum Corp., 4.70%, 5/1/25, Callable 4/1/25 @ 100	458	519
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a)	991	1,042
National Oilwell Varco, Inc., 3.60%, 12/1/29, Callable 9/1/29 @ 100	1,295	1,350
Occidental Petroleum Corp. 3.50%, 8/15/29, Callable 5/15/29 @ 100	209	196
4.40%, 8/15/49, Callable 2/15/49 @ 100	648	548
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100	404	513
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	648	700
Western Midstream Operating LP, 4.35%, 2/1/25, Callable 1/1/25 @ 100	682	714
		18,241

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Financials (4.0%):
AmTrust Financial Services, Inc., 6.13%, 8/15/23	$1,921	$1,951
Ares Capital Corp., 3.63%, 1/19/22, Callable 12/19/21 @ 100 (f) (g)	1,600	1,626
Assurant, Inc., 3.70%, 2/22/30, Callable 11/22/29 @ 100	1,154	1,241
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	833	859
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @ 100	2,000	2,201
Belrose Funding Trust, 2.33%, 8/15/30, Callable 5/15/30 @ 100 (a)	994	967
Citizens Financial Group, Inc., 2.50%, 2/6/30, Callable 11/6/29 @ 100	972	988
Cullen/Frost Capital Trust II, 1.74% (LIBOR03M+155bps), 3/1/34, Callable 7/12/21 @ 100 (b)	4,000	3,843
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	488	598
First Maryland Capital I, 1.18% (LIBOR03M+100bps), 1/15/27, Callable 7/12/21 @ 100 (b)	2,850	2,722
Glencore Funding LLC, 2.50%, 9/1/30, Callable 6/1/30 @ 100 (a)	1,159	1,137
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	832	896
HSB Group, Inc., 1.09% (LIBOR03M+91bps), 7/15/27, Callable 7/12/21 @ 100 (b)	2,575	2,337
Hyundai Capital America, 3.75%, 7/8/21 (a) (g)	3,250	3,260
JPMorgan Chase & Co., 2.52% (SOFR+204bps), 4/22/31, Callable 4/22/30 @ 100 (b)	569	578
KeyCorp, 2.25%, 4/6/27, MTN	972	1,012
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	1,295	1,376
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @ 100	654	702
Nationwide Mutual Insurance Co., 2.47% (LIBOR03M+229bps), 12/15/24, Callable 7/12/21 @ 100 (a) (b)	5,670	5,651
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b) (f)	249	269
Pinnacle Financial Partners, Inc., 4.13% (LIBOR03M+278bps), 9/15/29, Callable 9/15/24 @ 100 (b)	1,000	991
PPL Capital Funding, Inc., 4.13%, 4/15/30, Callable 1/15/30 @ 100	647	734
Prudential Financial, Inc., 5.63% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	2,800	3,027
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @ 100	737	772
Santander Holdings USA, Inc., 3.45%, 6/2/25, Callable 5/2/25 @ 100	412	444
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	2,600	2,692
Texas Capital Bank NA, 5.25%, 1/31/26	647	694
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @ 100	194	211
Toyota Motor Credit Corp., 3.38%, 4/1/30, MTN	714	789
Truist Bank, 0.83% (LIBOR03M+67bps), 5/15/27, Callable 7/12/21 @ 100 (b)	6,000	5,827
Wells Fargo & Co., 2.19% (SOFR+200bps), 4/30/26, Callable 4/30/25 @ 100 (b)	733	765
		51,160
Health Care (0.6%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100	1,295	1,392
Commonspirit Health, 3.35%, 10/1/29, Callable 4/1/29 @ 100	1,000	1,074
CVS Health Corp., 3.25%, 8/15/29, Callable 5/15/29 @ 100 (g)	1,998	2,151
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	738	780
Duke University Health System, Inc., 2.60%, 6/1/30	485	502
HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @ 100	1,619	1,979

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (a)	$248	$253
		8,131
Industrials (1.5%):
BNSF Funding Trust, 6.61% (LIBOR03M+235bps), 12/15/55, Callable 1/15/26 @ 100 (b)	3,000	3,430
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	972	998
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100	486	496
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	486	511
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (a)	222	222
Dover Corp., 2.95%, 11/4/29, Callable 8/4/29 @ 100	971	1,034
Georgia-Pacific LLC, 2.10%, 4/30/27, Callable 2/28/27 @ 100 (a)	1,140	1,182
Hillenbrand, Inc., 5.00%, 9/15/26, Callable 7/15/26 @ 100 (g)	1,500	1,665
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	1,140	1,191
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100	648	654
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	647	716
Ryder System, Inc., 2.90%, 12/1/26, MTN, Callable 10/1/26 @ 100	1,618	1,737
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	526	616
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @ 100	979	1,223
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	1,300	1,367
United Airlines Pass Through Trust, 2.90%, 11/1/29	1,434	1,398
		18,440
Information Technology (0.4%):
Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @ 100	1,500	1,558
HP, Inc., 3.40%, 6/17/30, Callable 3/17/30 @ 100	743	793
Jabil, Inc., 3.00%, 1/15/31, Callable 10/15/30 @ 100	222	226
Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	2,105	2,363
		4,940
Materials (0.2%):
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	389	397
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	204	219
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	569	612
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	654	716
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100 (g)	373	387
		2,331
Real Estate (0.7%):
AvalonBay Communities, Inc., 2.45%, 1/15/31, MTN, Callable 10/15/30 @ 100	983	993
Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	428	451
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	1,134	1,133
GLP Capital LP/GLP Financing II, Inc., 4.00%, 1/15/31, Callable 10/15/30 @ 100	249	264
Host Hotels & Resorts LP, 3.50%, 9/15/30, Callable 6/15/30 @ 100	206	212
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	1,400	1,480
Mid-America Apartments LP, 2.75%, 3/15/30, Callable 12/15/29 @ 100	1,619	1,665
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	1,000	1,123
SBA Tower Trust, 2.84%, 1/15/25 (a)	692	725

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @ 102.31 (a)	$149	$156
		8,202
Utilities (0.9%):
AEP Texas, Inc., 3.45%, 1/15/50, Callable 7/15/49 @ 100	1,133	1,137
Alabama Power Co., 3.85%, 12/1/42	971	1,082
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	323	351
CenterPoint Energy, Inc., 2.50%, 9/1/24, Callable 8/1/24 @ 100	2,000	2,104
Duke Energy Florida LLC, 3.85%, 11/15/42, Callable 5/15/42 @ 100	971	1,093
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @ 100	737	795
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100	738	824
ITC Holdings Corp., 2.95%, 5/14/30, Callable 2/14/30 @ 100 (a)	737	768
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100	984	1,144
Union Electric Co., 2.95%, 3/15/30, Callable 12/15/29 @ 100	1,618	1,716
		11,014
Total Corporate Bonds (Cost $127,166)		135,178
Yankee Dollars (1.1%)
Consumer Staples (0.1%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	648	668
Energy (0.0%):(i)
Petroleos Mexicanos, 6.49%, 1/23/27, Callable 11/23/26 @ 100	554	592
Financials (0.4%):
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	464	527
Barclays PLC, 2.85% (LIBOR03M+245bps), 5/7/26, Callable 5/7/25 @ 100 (b)	979	1,038
Deutsche Bank AG, 3.96% (SOFR+258bps), 11/26/25, Callable 11/26/24 @ 100 (b)	972	1,056
Diageo Capital PLC, 2.13%, 4/29/32, Callable 1/29/32 @ 100	1,140	1,124
Royal Bank of Canada, 1.60%, 4/17/23, MTN	1,138	1,166
		4,911
Industrials (0.3%):
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (a)	750	805
CK Hutchison International 19 II Ltd., 2.75%, 9/6/29, Callable 6/6/29 @ 100 (a)	1,500	1,546
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	444	475
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	650	653
		3,479
Materials (0.3%):
Anglo American Capital PLC, 5.63%, 4/1/30, Callable 1/1/30 @ 100 (a)	606	737
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	971	1,010
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a)	739	765
Teck Resources Ltd., 6.13%, 10/1/35	1,038	1,303
		3,815
Total Yankee Dollars (Cost $12,707)		13,465

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (0.8%)
Arizona (0.0%): (i)
City of Phoenix Civic Improvement Corp. Revenue, 1.26%, 7/1/27	$500	$496
Florida (0.1%):
County of Broward Florida Airport System Revenue, Series C, 2.50%, 10/1/28	648	679
Louisiana (0.1%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 1.55%, 2/1/27	665	668
New Jersey (0.1%):
North Hudson Sewerage Authority Revenue, 2.88%, 6/1/28	324	345
Rutgers The State University of New Jersey Revenue, Series S, 2.01%, 5/1/32	415	398
		743
New York (0.0%): (i)
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	373	396
Pennsylvania (0.2%):
State Public School Building Authority Revenue, 3.05%, 4/1/28	647	651
University of Pittsburgh-of The Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	645	672
Series C, 2.58%, 9/15/32	325	338
Series C, 2.63%, 9/15/33	645	670
		2,331
Texas (0.3%):
City of Houston Texas Combined Utility System Revenue, 3.72%, 11/15/28	810	937
City of San Antonio Texas, GO, 1.76%, 2/1/31, Continuously Callable @100	620	618
Dallas Fort Worth International Airport Revenue, Series C, 1.75%, 11/1/27	415	421
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.81%, 5/15/29	645	676
State of Texas, GO, 3.00%, 4/1/28	972	1,074
Waco Educational Finance Corp. Revenue, 1.38%, 3/1/26	575	582
		4,308
Total Municipal Bonds (Cost $9,325)		9,621
U.S. Government Agency Mortgages (2.8%)
Federal Home Loan Mortgage Corporation Series K047, Class A2, 3.33%, 5/25/25 (c)	5,200	5,703
3.50%, 4/1/46-4/1/48	5,133	5,448
3.00%, 6/1/46-8/1/47	22,600	23,772
		34,923
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	1,160	1,174
Total U.S. Government Agency Mortgages (Cost $34,396)		36,097

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (6.8%)
U.S. Treasury Bonds 3.13%, 8/15/44	$8,600	$10,018
3.00%, 11/15/44	6,000	6,847
2.38%, 11/15/49	5,000	5,115
U.S. Treasury Notes 1.63%, 11/15/22	10,000	10,221
1.63%, 4/30/23	14,658	15,073
2.25%, 11/15/25	5,000	5,350
1.63%, 2/15/26	20,000	20,833
2.25%, 2/15/27	3,500	3,751
2.38%, 5/15/29	7,850	8,438
Total U.S. Treasury Obligations (Cost $80,712)		85,646
Commercial Paper (0.4%)
Duke Energy Corp., 0.48%, 6/1/21 (a) (j)	1,400	1,400
Eaton Corp., 0.23%, 6/4/21 (a) (j)	250	250
Phillips 66, 6/2/21 (a) (j)	2,300	2,300
PPL Electric Utilities Corp., 0.56%, 6/1/21 (a) (j)	1,400	1,400
Total Commercial Paper (Cost $5,350)		5,350
Exchange-Traded Funds (45.9%)
Invesco DB Commodity Index Tracking Fund (e)	114,500	2,130
Invesco FTSE RAFI Developed Markets ex-US ETF (f)	335,920	16,608
Invesco FTSE RAFI Emerging Markets ETF (f)	686,690	16,247
iShares 7-10 Year Treasury Bond ETF (f)	133,366	15,257
iShares Core MSCI EAFE ETF	230,665	17,715
iShares Core MSCI Emerging Markets ETF	599,871	39,981
iShares Core S&P 500 ETF	224,441	94,636
iShares Core S&P Small-Cap ETF	279,776	31,573
iShares Core US Aggregate Bond ETF	424,552	48,632
iShares MSCI Canada ETF (f)	269,929	10,222
iShares MSCI International Momentum Factor ETF	314,978	12,505
iShares MSCI International Quality Factor ETF (f)	338,816	13,353
iShares Russell 2000 ETF (f)	28,266	6,374
JPMorgan BetaBuilders Canada ETF	56,001	3,675
Schwab Fundamental Emerging Markets Large Co. Index ETF (f)	920,892	29,837
Schwab Fundamental International Large Co. Index ETF	1,549,839	53,051
Schwab Fundamental International Small Co. Index ETF	266,700	10,641
SPDR Gold Shares (e)	16,344	2,915
SPDR S&P Emerging Markets SmallCap ETF	34,497	2,051
U.S. Oil Fund LP (e) (f)	49,426	2,245
Vanguard FTSE All-World ex-US ETF	307,282	19,731
Vanguard FTSE Developed Markets ETF	943,990	49,484
Vanguard FTSE Emerging Markets ETF (f) (g)	47,000	2,532
Vanguard FTSE Europe ETF	107,025	7,379
Vanguard Real Estate ETF (f)	55,850	5,578

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Vanguard S&P 500 ETF (g)	60,958	$23,538
Vanguard Short-Term Bond ETF	78,165	6,441
Vanguard Short-Term Corporate Bond ETF (e)	73,962	6,129
Vanguard Total Bond Market ETF	175,441	14,958
Vanguard Total Stock Market ETF (g)	41,524	9,056
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	59,797	3,230
Xtrackers USD High Yield Corporate Bond ETF (f)	97,710	3,907
Total Exchange-Traded Funds (Cost $456,545)		581,611
Affiliated Exchange-Traded Funds (13.2%)
VictoryShares USAA Core Intermediate-Term Bond ETF	2,742,000	146,328
VictoryShares USAA Core Short-Term Bond ETF	341,251	17,709
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (g)	51,500	2,653
Total Affiliated Exchange-Traded Funds (Cost $168,173)		166,690
Collateral for Securities Loaned^ (3.4%)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (k)	5,067,614	5,068
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (k)	7,114,437	7,114
HSBC U.S. Government Money Market Fund I Shares, 0.03% (k)	30,867,732	30,868
Total Collateral for Securities Loaned (Cost $43,050)		43,050
Total Investments (Cost $1,119,981) — 103.0%		1,303,821
Liabilities in excess of other assets — (3.0)%		(38,289)
NET ASSETS — 100.00%		$1,265,532

  At May 31, 2021, the Fund's investments in foreign securities were 24.8% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $52,123 (thousands) and amounted to 4.1% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2021.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2021.

(d)  Security is interest only.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been segregated as collateral for derivative instruments.

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2021

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, illiquid securities were 0.3% of net assets.

(i)  Amount represents less than 0.05% of net assets.

(j)  Rate represents the effective yield at May 31, 2021.

(k)  Rate disclosed is the daily yield on May 31, 2021.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

ETF — Exchange-Traded Fund

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Swiss Market Index Futures	110	6/18/21	$12,650,779	$13,977,536	$917,016

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Futures	309	6/18/21	$14,486,875	$15,319,263	$(571,410)
FTSE 100 Index Futures	178	6/18/21	16,537,171	17,738,879	(827,886)
Russell 2000 E-Mini Index Futures	45	6/18/21	5,285,306	5,104,350	180,955
					$(1,218,341)
Total unrealized appreciation					$1,097,971
Total unrealized depreciation					(1,399,296)
Total net unrealized appreciation (depreciation)					$(301,325)

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderate Fund
Assets:
Affiliated investments, at value(Cost $168,173)	$166,690
Unaffiliated investments, at value (Cost $951,808)	1,137,131	(a)
Cash	3,671
Deposit with brokers for futures contracts	4,993
Receivables:
Interest and dividends	2,052
Capital shares issued	367
Variation margin on open futures contracts	120
From Adviser	101
Prepaid expenses	9
Total Assets	1,315,134
Liabilities:
Payables:
Collateral received on loaned securities	43,050
Collateral received from brokers for futures contract	4,518
Capital shares redeemed	799
Variation margin on open futures contracts	138
Accrued expenses and other payables:
Investment advisory fees	630
Administration fees	160
Custodian fees	11
Transfer agent fees	179
Compliance fees	1
Trustees' fees	1
Other accrued expenses	115
Total Liabilities	49,602
Net Assets:
Capital	1,040,531
Total accumulated earnings/(loss)	225,001
Net Assets	$1,265,532
Shares (unlimited number of shares authorized with no par value):	74,640
Net asset value, offering and redemption price per share: (b)	$16.96

(a)  Includes $42,149 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

USAA Cornerstone Moderate Fund
Investment Income:
Income distributions from affiliated funds	$1,214
Dividends	14,267
Interest	11,535
Securities lending (net of fees)	172
Total Income	27,188
Expenses:
Investment advisory fees	7,093
Administration fees	1,803
Sub-Administration fees	107
Custodian fees	75
Transfer agent fees	2,417
Trustees' fees	51
Compliance fees	8
Legal and audit fees	68
State registration and filing fees	31
Interfund lending fees	— (a)
Other expenses	194
Total Expenses	11,847
Expenses waived/reimbursed by Adviser	(183)
Net Expenses	11,664
Net Investment Income (Loss)	15,524
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	51,872
Capital gain distributions received from affiliated funds	94
Net realized gains (losses) from futures contracts	(3,573)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	164,721
Net change in unrealized appreciation/depreciation on affiliated funds	(744)
Net change in unrealized appreciation/depreciation on futures contracts	(301)
Net realized/unrealized gains (losses) on investments	212,069
Change in net assets resulting from operations	$227,593

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderate Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$15,524	$23,702
Net realized gains (losses) from investments	48,393	1,856
Net change in unrealized appreciation/depreciation on investments	163,676	8,743
Change in net assets resulting from operations	227,593	34,301
Change in net assets resulting from distributions to shareholders	(18,770)	(23,992)
Change in net assets resulting from capital transactions	(74,749)	(42,225)
Change in net assets	134,074	(31,916)
Net Assets:
Beginning of period	1,131,458	1,163,374
End of period	$1,265,532	$1,131,458
Capital Transactions:
Proceeds from shares issued	$92,413	$90,971
Distributions reinvested	18,673	23,878
Cost of shares redeemed	(185,835)	(157,074)
Change in net assets resulting from capital transactions	$(74,749)	$(42,225)
Share Transactions:
Issued	5,807	6,302
Reinvested	1,216	1,646
Redeemed	(11,817)	(10,983)
Change in Shares	(4,794)	(3,035)

See notes to financial statements.

24

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25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Moderate Fund
Year Ended: May 31, 2021	$14.24	0.20	(b)	2.76	2.96	(0.21)	(0.03)
May 31, 2020	$14.11	0.29	(b)	0.13	0.42	(0.29)	—
May 31, 2019	$14.83	0.30		(0.31)	(0.01)	(0.29)	(0.42)
May 31, 2018	$15.05	0.26		0.55	0.81	(0.26)	(0.77)
May 31, 2017	$14.01	0.31		1.06	1.37	(0.33)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Moderate Fund
Year Ended: May 31, 2021	(0.24)	$16.96	21.00%	0.97%	1.29%	0.98%	$1,265,532	53%
May 31, 2020	(0.29)	$14.24	2.98%	1.00%	2.01%	1.00%	$1,131,458	87%
May 31, 2019	(0.71)	$14.11	0.13%	1.00%	2.10%	1.02%	$1,163,374	81	%(c)
May 31, 2018	(1.03)	$14.83	5.42%	1.00%	1.73%	1.03%	$1,184,032	51%
May 31, 2017	(0.33)	$15.05	9.91%	1.00%	2.14%	1.10%	$1,119,494	66%

See notes to financial statements.

27

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderate Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$17,962	$—	$17,962
Collateralized Mortgage Obligations	—	10,460	—	10,460
Common Stocks	192,132	—	—	192,132
Preferred Stocks	2,839	3,720	—	6,559
Corporate Bonds	—	135,178	—	135,178
Yankee Dollars	—	13,465	—	13,465
Municipal Bonds	—	9,621	—	9,621
U.S. Government Agency Mortgages	—	36,097	—	36,097
U.S. Treasury Obligations	—	85,646	—	85,646
Commercial Paper	—	5,350	—	5,350
Exchange-Traded Funds	581,611	—	—	581,611
Affiliated Exchange-Traded Funds	166,690	—	—	166,690
Collateral for Securities Loaned	43,050	—	—	43,050
Total	$986,322	$317,499	$—	$1,303,821
Other Financial Investments^
Assets:
Futures Contracts	$1,098	$—	$—	$1,098
Liabilities:
Futures Contracts	$(1,399)	$—	$—	$(1,399)
Total	$(301)	$—	$—	$(301)

^  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with brokers for futures contracts and Collateral received from brokers for futures contracts. During the year ended May 31, 2021, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2021 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$1,098	$1,399

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(3,573)	$(301)

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$42,149	$—	$43,050

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$13,416	$1,314

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$625,727	$629,801	$—	$67,428

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limit (excluding voluntary waivers) was 1.00%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's Adviser fee is reimbursed by VCM to the extent of the indirect Adviser fee incurred through the Fund's proportional investment in the affiliated ETF(s). These Adviser fee reimbursements are not available for recoupment. For the year ended May 31, 2021, the Fund's Adviser fee was reimbursed by VCM in an amount of $183 thousand, of which $104 thousand is receivable from VCM.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of May 31, 2021, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,293	1	0.57%	$3,293

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$5	$(5)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021		Year Ended May 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$18,770	$18,770	$23,992	$23,992

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$21,095	$21,319	$(426)	$41,988	$183,013	$225,001

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, futures, hybrid accruals interest purchased, partnership, and REITs/return or capital.

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

During the most recent tax year ended May 31, 2021, the Fund utilized $2,034 thousand of capital loss carryforwards.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,120,808	$190,843	$(7,830)	$183,013

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the year ended May 31, 2021, were as follows (amounts in thousands):

	Fair Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/21	Dividend Income
VictoryShares USAA Core Intermediate-Term Bond ETF	$—	$295,581	$(147,715)	$—	$71	$(1,538)	$146,328	$996
VictoryShares USAA Core Short-Term Bond ETF	—	17,671	—	—	23	38	17,709	156
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	1,897	—	—	—	—	756	2,653	62
	$1,897	$313,252	$(147,715)	$—	$94	$(744)	$166,690	$1,214

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderate Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

39

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

41

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

42

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

43

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

45

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
$1,000.00	$1,087.90	$1,020.19	$4.95	$4.78	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

46

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions
9%	10%	$2,470

47

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Cornerstone Moderate Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments.

48

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory, and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

51

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

26889-0721

MAY 31, 2021

Annual Report

USAA Cornerstone Moderately
Aggressive Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	40
Supplemental Information (Unaudited)	41
Trustees' and Officers' Information	41
Proxy Voting and Portfolio Holdings Information	47
Expense Example	47
Additional Federal Income Tax Information	48
Advisory Contract Agreement	49
Liquidity Risk Management Program	52
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Cornerstone Moderately Aggressive Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Cornerstone Moderately Aggressive Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Cornerstone Moderately Aggressive Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2021, the Fund had a total return of 24.58%. This compares to returns of 41.85% for the MSCI All-Country World Index and 25.28% for the Cornerstone Moderately Aggressive Composite Index.

•  What strategies did you employ during the reporting period?

The Fund delivered strong positive total returns during the reporting period as equity markets rebounded sharply off the market lows produced during the COVID-induced sell off early last year. All major equity asset classes participated in the rally with U.S. small cap and emerging market stocks leading the way. The Fund's allocation to fixed income produced small positive returns. Despite the double-digit total returns, the Fund slightly underperformed the Cornerstone Moderately Aggressive Composite Index.

Positive contributors to the relative performance included an overweight to emerging market stocks. The Fund also benefitted from a tactical underweight to fixed-income securities as the sharp increase in interest rates weighed on bond prices particularly during the first quarter of 2021. Security selection in the Fund's underlying fixed-income portfolio added value due to an overweight to credit-oriented securities.

These positive drivers were offset by weakness in the security selection within the U.S large-cap portion of the portfolio, primarily driven by the resurgence of what we believe are lower-quality stocks, which experienced a sharp relief rally following the rollout of the vaccine. Additionally, the Fund's commodity exposure was weighted more heavily towards gold-related securities, which underperformed a more diversified basket. A tactical underweight to real estate investment trusts also detracted slightly from performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Cornerstone Moderately Aggressive Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares
INCEPTION DATE	8/15/84
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Moderately Aggressive Composite Index[2]
One Year	24.58%	41.85%	25.28%
Five Year	8.27%	14.18%	10.18%
Ten Year	5.45%	9.58%	7.77%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderately Aggressive Fund — Growth of $10,000

1 The unmanaged MSCI All-Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of large-and mid-cap stocks across developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2 The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (34%), the MSCI ACWI ex USA IMI Net (23%), the Bloomberg Barclays U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg Barclays U.S. Treasury – Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks capital appreciation with a secondary focus on current income.

Asset Allocation*:

May 31, 2021

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (0.9%)
Americredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24, Callable 8/18/22 @ 100	$4,640	$4,755
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 10/18/22 @ 100	77	77
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 6/19/21 @ 100 (a)	2,084	2,087
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 8/15/23 @ 100	1,084	1,123
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.55%, 8/15/27, Callable 10/15/21 @ 100 (a)	35	35
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 8/15/22 @ 100	1,137	1,168
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 5/15/23 @ 100 (a)	873	879
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 4/15/22 @ 100 (a)	850	877
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 4/15/23 @ 100 (a)	1,644	1,662
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	1,134	1,186
Hertz Vehicle Financing II LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	164	164
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 6/20/22 @ 100 (a)	766	778
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	436	444
Navient Student Loan Trust, Series 2015-2, Class B, 1.59% (LIBOR01M+150bps), 8/25/50, Callable 8/25/29 @ 100 (b)	1,800	1,802
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (a)	549	567
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 5/20/25 @ 100 (a)	869	889
SLM Student Loan Trust, Series 2006-2, Class B, 0.40% (LIBOR03M+22bps), 1/25/41, Callable 10/25/32 @ 100 (b)	1,714	1,590
SLM Student Loan Trust, Series 2003-14, Class B, 0.73% (LIBOR03M+55bps), 10/25/65, Callable 10/25/29 @ 100 (b)	603	574
Transportation Finance Equipment Trust, Series 2019-1, Class B, 2.06%, 5/23/24, Callable 6/23/23 @ 100 (a)	600	615
Trinity Rail Leasing LLC, Series 2019-2A, Class A2, 3.10%, 10/18/49, Callable 5/17/23 @ 100 (a)	1,000	1,052
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 1/15/22 @ 100 (a)	1,127	1,138
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 4/15/23 @ 100 (a)	2,836	2,876
Total Asset-Backed Securities (Cost $25,749)		26,338
Collateralized Mortgage Obligations (0.5%)
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (c)	3,874	558
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (c)	130	129

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53, Callable 11/15/29 @ 100	$1,134	$1,166
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.61% (LIBOR01M+250bps), 10/7/21 (a) (b)	2,320	2,319
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	1,047	1,119
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53, Callable 11/15/29 @ 100	1,134	1,201
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	1,701	1,741
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	1,138	1,220
COMM Mortgage Trust, Series 2019-GC44, Class ASB, 2.87%, 8/15/57, Callable 5/15/29 @ 100	1,701	1,829
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.29% (LIBOR01M+19bps), 2/15/40 (b)	55	55
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.91%, 1/15/49, Callable 11/15/25 @ 100 (c) (d)	19,456	1,331
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	1,000	1,028
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53, Callable 9/13/29 @ 100	608	653
Manhattan West, Series 2020-1MW, Class A, 2.13%, 9/10/40 (a)	711	723
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.05%, 5/10/45, Callable 4/10/22 @ 100 (a) (c) (d)	20,322	152
Total Collateralized Mortgage Obligations (Cost $18,546)		15,224
Common Stocks (19.4%)
Communication Services (1.9%):
Alphabet, Inc. Class C (e)	8,009	19,314
AT&T, Inc.	120,310	3,541
Comcast Corp. Class A	139,418	7,994
Facebook, Inc. Class A (e)	19,703	6,477
Match Group, Inc. (e)	18,613	2,669
Pinterest, Inc. Class A (e)	45,557	2,975
Sirius XM Holdings, Inc. (f)	431,383	2,696
Snap, Inc. Class A (e)	51,239	3,183
Verizon Communications, Inc.	133,567	7,545
		56,394
Consumer Discretionary (1.6%):
Aptiv PLC (e)	19,052	2,866
AutoZone, Inc. (e)	1,844	2,594
Best Buy Co., Inc.	22,575	2,624
eBay, Inc.	48,653	2,962
Ford Motor Co. (e)	246,918	3,588
General Motors Co. (e)	50,772	3,011
Lennar Corp. Class A	26,024	2,577
Lowe's Cos., Inc.	32,990	6,427
O'Reilly Automotive, Inc. (e)	4,990	2,670
Roku, Inc. (e)	8,716	3,022

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Target Corp. (g)	29,729	$6,746
Tesla, Inc. (e)	7,565	4,730
The Home Depot, Inc.	13,132	4,188
		48,005
Consumer Staples (1.3%):
Altria Group, Inc.	188,051	9,256
Archer-Daniels-Midland Co.	43,292	2,880
Colgate-Palmolive Co.	35,955	3,012
Keurig Dr Pepper, Inc.	76,355	2,822
Monster Beverage Corp. (e)	31,337	2,954
Philip Morris International, Inc.	70,322	6,781
The Clorox Co.	14,970	2,646
The Estee Lauder Cos., Inc.	9,986	3,061
Tyson Foods, Inc. Class A	34,801	2,767
Walgreens Boots Alliance, Inc.	54,890	2,890
		39,069
Energy (0.4%):
Chevron Corp.	34,572	3,588
ConocoPhillips	107,735	6,005
Marathon Petroleum Corp.	48,296	2,985
		12,578
Financials (2.5%):
AGNC Investment Corp.	8,827	164
Annaly Capital Management, Inc.	22,137	205
Aon PLC Class A	11,207	2,839
Berkshire Hathaway, Inc. Class B (e)	16,260	4,706
BlackRock, Inc.	4,027	3,532
Capital One Financial Corp.	38,926	6,258
Citigroup, Inc.	46,439	3,655
Fifth Third Bancorp	67,297	2,836
KeyCorp	117,627	2,710
MetLife, Inc.	87,317	5,707
Morgan Stanley	75,595	6,875
MSCI, Inc.	5,752	2,693
Prudential Financial, Inc.	54,824	5,865
S&P Global, Inc.	7,900	2,998
SVB Financial Group (e)	9,446	5,506
T. Rowe Price Group, Inc.	14,852	2,842
The Allstate Corp.	21,511	2,939
The Goldman Sachs Group, Inc.	17,843	6,638
The Progressive Corp.	27,865	2,761
Wells Fargo & Co.	77,890	3,639
		75,368
Health Care (3.7%):
Abbott Laboratories	31,562	3,682
AbbVie, Inc.	32,476	3,676
Agilent Technologies, Inc.	21,514	2,972
Align Technology, Inc. (e)	4,729	2,791

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Amgen, Inc.	26,903	$6,401
Anthem, Inc.	8,047	3,204
Biogen, Inc. (e)	20,940	5,601
Bristol-Myers Squibb Co.	53,561	3,520
Cigna Corp.	12,217	3,162
CVS Health Corp.	38,721	3,347
Danaher Corp.	13,371	3,425
Eli Lilly & Co.	17,649	3,525
Gilead Sciences, Inc. (g)	47,297	3,127
HCA Healthcare, Inc.	28,214	6,060
IDEXX Laboratories, Inc. (e)	10,363	5,784
IQVIA Holdings, Inc. (e)	12,401	2,978
Johnson & Johnson (g)	58,462	9,895
Merck & Co., Inc.	45,433	3,448
Mettler-Toledo International, Inc. (e)	4,322	5,623
Pfizer, Inc.	96,944	3,755
Stryker Corp.	12,352	3,153
Thermo Fisher Scientific, Inc.	7,708	3,619
UnitedHealth Group, Inc.	33,634	13,854
Waters Corp. (e)	8,837	2,848
Zoetis, Inc.	17,698	3,127
		112,577
Industrials (2.0%):
3M Co.	32,239	6,546
Carrier Global Corp.	64,273	2,952
Caterpillar, Inc.	14,024	3,381
CSX Corp.	29,976	3,001
Cummins, Inc.	10,932	2,813
Deere & Co.	8,343	3,013
Eaton Corp. PLC	40,409	5,869
Fastenal Co.	51,679	2,741
General Dynamics Corp.	15,086	2,865
Illinois Tool Works, Inc.	12,545	2,907
Johnson Controls International PLC	44,616	2,969
Lockheed Martin Corp.	16,217	6,198
Northrop Grumman Corp.	8,120	2,971
Otis Worldwide Corp.	35,381	2,771
PACCAR, Inc.	30,371	2,781
Rockwell Automation, Inc.	10,405	2,744
Trane Technologies PLC	15,904	2,964
W.W. Grainger, Inc.	5,859	2,708
		62,194
Information Technology (4.5%):
Accenture PLC Class A	12,102	3,415
Adobe, Inc. (e)	7,452	3,760
Apple, Inc.	209,254	26,075
Applied Materials, Inc.	48,079	6,641
Broadcom, Inc.	15,670	7,401
Cadence Design Systems, Inc. (e)	21,934	2,785

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CDW Corp.	15,477	$2,560
Cisco Systems, Inc.	144,543	7,646
Cognizant Technology Solutions Corp. Class A	38,461	2,752
HP, Inc.	245,134	7,165
Intel Corp.	64,743	3,698
International Business Machines Corp.	22,996	3,306
Intuit, Inc.	7,649	3,359
Lam Research Corp.	9,620	6,252
Mastercard, Inc. Class A	11,693	4,216
Micron Technology, Inc. (e)	35,908	3,021
Microsoft Corp. (g)	46,988	11,732
NVIDIA Corp.	7,467	4,852
NXP Semiconductors NV	14,573	3,081
Oracle Corp.	42,539	3,350
Square, Inc. Class A (e)	12,851	2,860
TE Connectivity Ltd.	21,010	2,851
Texas Instruments, Inc.	36,534	6,935
VeriSign, Inc. (e)	12,649	2,782
VMware, Inc. Class A (e) (f)	16,830	2,657
		135,152
Materials (0.5%):
Dow, Inc.	44,136	3,020
International Paper Co.	45,675	2,882
LyondellBasell Industries NV Class A	24,977	2,813
PPG Industries, Inc.	15,652	2,813
The Sherwin-Williams Co.	10,341	2,932
		14,460
Real Estate (0.5%):
Alexandria Real Estate Equities, Inc.	2,007	358
American Tower Corp.	7,016	1,792
AvalonBay Communities, Inc.	2,235	463
Boston Properties, Inc.	2,356	277
Camden Property Trust	1,537	193
CBRE Group, Inc. Class A (e)	5,297	465
Crown Castle International Corp.	6,970	1,321
Digital Realty Trust, Inc.	4,323	655
Duke Realty Corp.	5,896	274
Equinix, Inc.	1,410	1,039
Equity LifeStyle Properties, Inc.	2,774	197
Equity Residential	5,893	456
Essex Property Trust, Inc.	1,030	304
Extra Space Storage, Inc.	2,085	312
Gaming and Leisure Properties, Inc.	58	3
Healthpeak Properties, Inc.	8,426	281
Host Hotels & Resorts, Inc. (e)	10,884	187
Invitation Homes, Inc.	8,971	325
Iron Mountain, Inc.	4,610	201
Medical Properties Trust, Inc.	9,101	193
Mid-America Apartment Communities, Inc.	1,812	291

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Omega Healthcare Investors, Inc.	3,626	$133
Prologis, Inc.	11,747	1,384
Public Storage	2,533	716
Realty Income Corp.	5,537	379
Regency Centers Corp.	2,715	175
SBA Communications Corp.	1,767	527
Simon Property Group, Inc.	5,343	687
Sun Communities, Inc.	1,582	265
UDR, Inc.	4,691	223
Ventas, Inc.	5,937	329
VEREIT, Inc.	3,406	162
VICI Properties, Inc.	8,417	262
Vornado Realty Trust	2,548	120
Welltower, Inc.	6,609	494
Weyerhaeuser Co.	11,676	443
WP Carey, Inc.	2,776	209
		16,095
Utilities (0.5%):
Exelon Corp.	63,276	2,855
NextEra Energy, Inc. (g)	45,980	3,366
NRG Energy, Inc.	76,133	2,448
The AES Corp.	206,886	5,257
		13,926
Total Common Stocks (Cost $438,399)		585,818
Preferred Stocks (0.4%)
Communication Services (0.2%):
Qwest Corp., 6.50%, 9/1/56	220,000	5,577
Financials (0.2%):
Delphi Financial Group, Inc., 3.35% (LIBOR03M+319bps), 5/15/37 (b) (k)	309,253	6,881
Total Preferred Stocks (Cost $12,889)		12,458
Corporate Bonds (7.2%)
Communication Services (0.1%):
Fox Corp., 3.05%, 4/7/25, Callable 3/7/25 @ 100	$812	871
The Walt Disney Co., 2.20%, 1/13/28	758	781
T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100 (g)	2,064	2,262
		3,914
Consumer Discretionary (0.2%):
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	683	804
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	1,361	1,493
Nordstrom, Inc., 4.38%, 4/1/30, Callable 1/1/30 @ 100 (f)	1,134	1,165
O'Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	1,500	1,710
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	853	894
Volkswagen Group of America Finance LLC, 3.20%, 9/26/26 (a)	711	773
		6,839

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Staples (0.5%):
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	$2,836	$3,383
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @ 100	1,277	1,367
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @ 100	497	505
Mondelez International, Inc., 2.75%, 4/13/30, Callable 1/13/30 @ 100	375	389
PepsiCo, Inc., 2.25%, 3/19/25, Callable 2/19/25 @ 100	2,639	2,793
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	668	852
The Coca-Cola Co., 2.00%, 3/5/31 (f)	1,750	1,740
Unilever Capital Corp., 2.60%, 5/5/24, Callable 3/5/24 @ 100	3,000	3,185
		14,214
Energy (0.8%):
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	2,165	2,276
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	3,000	3,233
Enbridge Energy Partners LP, 7.38%, 10/15/45, Callable 4/15/45 @ 100 (g)	1,300	1,981
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100 (f)	1,701	1,773
Enterprise TE Partners LP, 2.97% (LIBOR03M+278bps), 6/1/67, Callable 7/12/21 @ 100 (b)	500	415
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (g)	2,837	3,062
Florida Gas Transmission Co. LLC, 2.55%, 7/1/30, Callable 4/1/30 @ 100 (a)	711	713
Marathon Petroleum Corp., 4.70%, 5/1/25, Callable 4/1/25 @ 100	800	907
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a)	1,708	1,795
National Oilwell Varco, Inc., 3.60%, 12/1/29, Callable 9/1/29 @ 100	2,269	2,364
Occidental Petroleum Corp. 3.50%, 8/15/29, Callable 5/15/29 @ 100	419	393
4.40%, 8/15/49, Callable 2/15/49 @ 100	1,134	959
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100	711	904
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	1,134	1,225
Western Midstream Operating LP, 4.35%, 2/1/25, Callable 1/1/25 @ 100	1,194	1,249
		23,249
Financials (2.7%):
AmTrust Financial Services, Inc., 6.13%, 8/15/23	3,607	3,664
Ares Capital Corp., 3.63%, 1/19/22, Callable 12/19/21 @ 100 (f) (g)	5,950	6,047
Assurant, Inc., 3.70%, 2/22/30, Callable 11/22/29 @ 100	1,154	1,241
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	1,458	1,504
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @ 100	2,700	2,971
Belrose Funding Trust, 2.33%, 8/15/30, Callable 5/15/30 @ 100 (a)	1,704	1,659
Citizens Financial Group, Inc., 2.50%, 2/6/30, Callable 11/6/29 @ 100	1,701	1,729
Cullen/Frost Capital Trust II, 1.74% (LIBOR03M+155bps), 3/1/34, Callable 7/12/21 @ 100 (b)	9,000	8,648
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	853	1,045
First Maryland Capital I, 1.18% (LIBOR03M+100bps), 1/15/27, Callable 7/12/21 @ 100 (b)	4,000	3,821
Glencore Funding LLC, 2.50%, 9/1/30, Callable 6/1/30 @ 100 (a)	1,989	1,951
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	1,459	1,571
HSB Group, Inc., 1.09% (LIBOR03M+91bps), 7/15/27, Callable 7/12/21 @ 100 (b)	4,550	4,129

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hyundai Capital America, 3.75%, 7/8/21 (a) (g)	$5,700	$5,718
JPMorgan Chase & Co., 2.52% (SOFR+204bps), 4/22/31, Callable 4/22/30 @ 100 (b)	995	1,011
KeyCorp, 2.25%, 4/6/27, MTN	1,701	1,770
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	2,268	2,409
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @ 100	1,138	1,222
Nationwide Mutual Insurance Co., 2.47% (LIBOR03M+229bps), 12/15/24, Callable 7/12/21 @ 100 (a) (b)	11,510	11,471
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b)	426	461
Pinnacle Financial Partners, Inc., 4.13% (LIBOR03M+278bps), 9/15/29, Callable 9/15/24 @ 100 (b)	2,000	1,982
PPL Capital Funding, Inc., 4.13%, 4/15/30, Callable 1/15/30 @ 100	1,138	1,291
Prudential Financial, Inc., 5.63% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	5,400	5,837
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @ 100	1,281	1,341
Santander Holdings USA, Inc., 3.45%, 6/2/25, Callable 5/2/25 @ 100	714	769
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	2,000	2,071
Texas Capital Bank NA, 5.25%, 1/31/26	1,135	1,218
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @ 100	340	369
Toyota Motor Credit Corp., 3.38%, 4/1/30, MTN	1,071	1,184
Truist Bank, 0.83% (LIBOR03M+67bps), 5/15/27, Callable 7/12/21 @ 100 (b)	1,000	971
Wells Fargo & Co., 2.19% (SOFR+200bps), 4/30/26, Callable 4/30/25 @ 100 (b)	1,279	1,335
		82,410
Health Care (0.5%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100	2,268	2,438
Commonspirit Health, 3.35%, 10/1/29, Callable 4/1/29 @ 100	1,500	1,610
CVS Health Corp., 3.25%, 8/15/29, Callable 5/15/29 @ 100 (g)	3,747	4,035
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	1,282	1,355
Duke University Health System, Inc., 2.60%, 6/1/30	850	879
HCA, Inc., 5.13%, 6/15/39, Callable 12/15/38 @ 100	2,836	3,466
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (a)	427	436
		14,219
Industrials (1.0%):
BNSF Funding Trust, 6.61% (LIBOR03M+235bps), 12/15/55, Callable 1/15/26 @ 100 (b)	5,325	6,089
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	1,701	1,747
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100	851	868
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	853	897
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (a)	382	382
Dover Corp., 2.95%, 11/4/29, Callable 8/4/29 @ 100	1,702	1,813
Georgia-Pacific LLC, 2.10%, 4/30/27, Callable 2/28/27 @ 100 (a) (f)	1,990	2,063
Hillenbrand, Inc., 5.00%, 9/15/26, Callable 7/15/26 @ 100 (g)	1,500	1,665
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	1,990	2,078
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100	1,134	1,144
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	1,138	1,259
Ryder System, Inc., 2.90%, 12/1/26, MTN, Callable 10/1/26 @ 100	2,837	3,046

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	$912	$1,068
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @ 100	1,706	2,132
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	2,300	2,419
United Airlines Pass Through Trust, 2.90%, 11/1/29	2,867	2,796
		31,466
Information Technology (0.3%):
Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @ 100	3,000	3,116
HP, Inc., 3.40%, 6/17/30, Callable 3/17/30 @ 100	1,285	1,370
Jabil, Inc., 3.00%, 1/15/31, Callable 10/15/30 @ 100	382	389
Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	3,686	4,138
		9,013
Materials (0.1%):
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	680	694
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	356	382
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	994	1,069
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	1,137	1,245
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100 (g)	647	671
		4,061
Real Estate (0.4%):
AvalonBay Communities, Inc., 2.45%, 1/15/31, MTN, Callable 10/15/30 @ 100	1,705	1,722
Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	746	786
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	1,985	1,983
GLP Capital LP/GLP Financing II, Inc., 4.00%, 1/15/31, Callable 10/15/30 @ 100	426	452
Host Hotels & Resorts LP, 3.50%, 9/15/30, Callable 6/15/30 @ 100	354	365
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	1,400	1,480
Mid-America Apartments LP, 2.75%, 3/15/30, Callable 12/15/29 @ 100	2,836	2,916
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	1,000	1,123
SBA Tower Trust, 2.84%, 1/15/25 (a)	1,125	1,179
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @ 102.31 (a)	262	274
		12,280
Utilities (0.6%):
AEP Texas, Inc., 3.45%, 1/15/50, Callable 7/15/49 @ 100	1,985	1,992
Alabama Power Co., 3.85%, 12/1/42	1,702	1,896
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	569	618
CenterPoint Energy, Inc., 2.50%, 9/1/24, Callable 8/1/24 @ 100	2,000	2,104
Duke Energy Florida LLC, 3.85%, 11/15/42, Callable 5/15/42 @ 100	1,702	1,915
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @ 100	1,281	1,382
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100	1,294	1,444
ITC Holdings Corp., 2.95%, 5/14/30, Callable 2/14/30 @ 100 (a)	1,279	1,333
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100	1,709	1,988
Union Electric Co., 2.95%, 3/15/30, Callable 12/15/29 @ 100	2,837	3,009
		17,681
Total Corporate Bonds (Cost $207,193)		219,346

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Yankee Dollars (0.8%)
Consumer Staples (0.0%): (h)
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	$1,134	$1,170
Energy (0.0%): (h)
Petroleos Mexicanos, 6.49%, 1/23/27, Callable 11/23/26 @ 100	973	1,040
Financials (0.3%):
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	812	922
Barclays PLC, 2.85% (LIBOR03M+245bps), 5/7/26, Callable 5/7/25 @ 100 (b)	1,706	1,808
Deutsche Bank AG, 3.96% (SOFR+258bps), 11/26/25, Callable 11/26/24 @ 100 (b) (f)	1,701	1,848
Diageo Capital PLC, 2.13%, 4/29/32, Callable 1/29/32 @ 100	1,990	1,963
Royal Bank of Canada, 1.60%, 4/17/23, MTN	1,989	2,039
		8,580
Industrials (0.2%):
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (a)	1,500	1,610
CK Hutchison International 19 II Ltd., 2.75%, 9/6/29, Callable 6/6/29 @ 100 (a)	3,000	3,092
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	769	822
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	1,137	1,142
		6,666
Materials (0.3%):
Anglo American Capital PLC, 5.63%, 4/1/30, Callable 1/1/30 @ 100 (a)	1,067	1,297
Braskem Finance Ltd., 6.45%, 2/3/24	500	566
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	1,702	1,770
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a)	1,281	1,327
Teck Resources Ltd., 6.13%, 10/1/35	1,818	2,281
		7,241
Total Yankee Dollars (Cost $23,277)		24,697
Municipal Bonds (0.5%)
Arizona (0.0%): (h)
City of Phoenix Civic Improvement Corp. Revenue, 1.26%, 7/1/27	1,000	991
Florida (0.0%): (h)
County of Broward Florida Airport System Revenue, Series C, 2.50%, 10/1/28	1,134	1,189
Louisiana (0.0%): (h)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 1.55%, 2/1/27	1,140	1,145
New Jersey (0.1%):
North Hudson Sewerage Authority Revenue, 2.88%, 6/1/28	567	603
Rutgers The State University of New Jersey Revenue, Series S, 2.01%, 5/1/32	710	682
		1,285
New York (0.0%): (h)
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	655	695

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pennsylvania (0.1%):
State Public School Building Authority Revenue, 3.05%, 4/1/28	$1,135	$1,143
University of Pittsburgh-of The Commonwealth System of Higher Education Revenue Series C, 2.53%, 9/15/31	1,135	1,183
Series C, 2.58%, 9/15/32	565	587
Series C, 2.63%, 9/15/33	1,135	1,178
		4,091
Texas (0.3%):
City of Houston Texas Combined Utility System Revenue, 3.72%, 11/15/28	1,415	1,637
City of San Antonio Texas, GO, 1.76%, 2/1/31, Continuously Callable @100	1,065	1,062
Dallas Fort Worth International Airport Revenue, Series C, 1.75%, 11/1/27	710	720
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.81%, 5/15/29	1,135	1,189
State of Texas, GO, 3.00%, 4/1/28	1,701	1,880
Waco Educational Finance Corp. Revenue, 1.38%, 3/1/26	800	810
		7,298
Total Municipal Bonds (Cost $16,178)		16,694
U.S. Government Agency Mortgages (2.6%)
Federal Home Loan Mortgage Corporation
Series K047, Class A2, 3.33%, 5/25/25 (c)	8,400	9,212
Series K053, Class A2, 3.00%, 12/25/25	14,000	15,266
3.50%, 4/1/46-4/1/48	8,967	9,533
3.00%, 6/1/46-6/1/47	38,908	40,923
4.00%, 7/1/48	2,149	2,293
		77,227
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	1,934	1,957
Government National Mortgage Association 6.50%, 4/15/24	2	3
Total U.S. Government Agency Mortgages (Cost $75,176)		79,187
U.S. Treasury Obligations (4.8%)
U.S. Treasury Bonds 3.13%, 8/15/44	19,200	22,365
2.38%, 11/15/49	10,000	10,230
U.S. Treasury Notes 1.63%, 8/15/22	10,000	10,186
1.63%, 11/15/22	20,000	20,442
1.63%, 4/30/23	29,000	29,821
2.75%, 11/15/23	1,000	1,063
2.25%, 11/15/25	5,000	5,350
1.63%, 2/15/26	37,000	38,541
2.38%, 5/15/27 (g)	6,100	6,580
Total U.S. Treasury Obligations (Cost $136,475)		144,578

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (0.3%)
Duke Energy Corp., 0.23%, 6/4/21 (a) (i)	$2,600	$2,600
Hannover Funding Co. LLC, 0.35%, 6/2/21 (a) (i)	3,400	3,400
OGE Energy Corp., 0.52%, 6/1/21 (a) (i)	2,750	2,750
Total Commercial Paper (Cost $8,750)		8,750
Exchange-Traded Funds (51.9%)
Invesco DB Commodity Index Tracking Fund (e)	256,100	4,763
Invesco FTSE RAFI Developed Markets ex-US ETF	653,206	32,294
Invesco FTSE RAFI Emerging Markets ETF	1,539,501	36,425
iShares 7-10 Year Treasury Bond ETF (f)	341,652	39,085
iShares Core MSCI EAFE ETF	315,868	24,259
iShares Core MSCI Emerging Markets ETF	2,042,451	136,129
iShares Core S&P 500 ETF	551,947	232,728
iShares Core S&P Small-Cap ETF	594,645	67,106
iShares Core US Aggregate Bond ETF	836,063	95,771
iShares MSCI Canada ETF (f)	714,142	27,045
iShares MSCI International Momentum Factor ETF	952,016	37,795
iShares MSCI International Quality Factor ETF (f)	1,024,048	40,358
iShares Russell 2000 ETF (f)	87,019	19,623
JPMorgan BetaBuilders Canada ETF	135,647	8,903
Schwab Fundamental Emerging Markets Large Co. Index ETF	2,206,197	71,481
Schwab Fundamental International Large Co. Index ETF	3,168,339	108,452
Schwab Fundamental International Small Co. Index ETF	593,600	23,685
SPDR Gold Shares (e)	46,476	8,290
SPDR S&P Emerging Markets SmallCap ETF (f)	107,983	6,421
U.S. Oil Fund LP (e) (f)	134,220	6,096
Vanguard FTSE All-World ex-US ETF	908,055	58,306
Vanguard FTSE Developed Markets ETF	4,321,484	226,532
Vanguard FTSE Europe ETF	326,731	22,528
Vanguard Mid-Capital ETF	30,077	7,035
Vanguard Mortgage-Backed Securities ETF (f)	104,857	5,605
Vanguard Real Estate ETF	130,232	13,008
Vanguard S&P 500 ETF (g)	219,096	84,600
Vanguard Short-Term Bond ETF (f)	325,167	26,794
Vanguard Short-Term Corporate Bond ETF (e)	186,391	15,444
Vanguard Small-Cap Value ETF (g)	96,209	16,942
Vanguard Total Bond Market ETF	424,389	36,183
Vanguard Total Stock Market ETF (g)	53,865	11,747
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	202,622	10,944
Xtrackers USD High Yield Corporate Bond ETF (f)	237,755	9,508
Total Exchange-Traded Funds (Cost $1,256,463)		1,571,885
Affiliated Exchange-Traded Funds (10.3%)
VictoryShares USAA Core Intermediate-Term Bond ETF	4,822,500	257,355
VictoryShares USAA Core Short-Term Bond ETF	969,310	50,302
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (g)	68,000	3,503
Total Affiliated Exchange-Traded Funds (Cost $313,713)		311,160

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (3.5%)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (j)	7,026,976	$7,027
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (j)	45,482,518	45,483
HSBC U.S. Government Money Market Fund I Shares, 0.03% (j)	51,950,299	51,950
Total Collateral for Securities Loaned (Cost $104,460)		104,460
Total Investments (Cost $2,637,268) — 103.1%		3,120,595
Liabilities in excess of other assets — (3.1)%		(93,620)
NET ASSETS — 100.00%		$3,026,975

At May 31, 2021, the Fund's investments in foreign securities were 29.3% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $83,097 (thousands) and amounted to 2.7% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2021.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2021.

(d)  Security is interest only.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been segregated as collateral for derivative instruments.

(h)  Amount represents less than 0.05% of net assets.

(i)  Rate represents the effective yield at May 31, 2021.

(j)  Rate disclosed is the daily yield on May 31, 2021.

(k)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, illiquid securities were 0.2% of net assets.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

ETF — Exchange-Traded Fund

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2021

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Swiss Market Index Futures	250	6/18/21	$28,751,771	$31,767,126	$2,084,127

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Futures	749	6/18/21	$34,929,838	$37,133,099	$(1,538,862)
FTSE 100 Index Futures	455	6/18/21	42,244,671	45,343,765	(2,131,423)
E-Mini Russell 2000 Index Futures346/18/213,993,3423,856,620					136,722
					$(3,533,563)
Total unrealized appreciation					$2,220,849
Total unrealized depreciation					(3,670,285)
Total net unrealized appreciation (depreciation)					$(1,449,436)
See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderately Aggressive Fund
Assets:
Affiliated investments, at value (Cost $313,713)	$311,160
Unaffiliated investments, at value (Cost $2,323,555)	2,809,435	(a)
Cash	10,169
Deposit with brokers for futures contracts	9,610
Receivables:
Interest and dividends	4,040
Capital shares issued	1,000
Investments sold	7,171
Variation margin on open futures contracts	265
Reclaims	9
From Adviser	65
Prepaid expenses	15
Total Assets	3,152,939
Liabilities:
Payables:
Collateral received on loaned securities	104,460
Collateral received from brokers for futures contract	10,677
To affiliate for interfund lending	6,654
Capital shares redeemed	1,302
Variation margin on open futures contracts	340
Accrued expenses and other payables:
Investment advisory fees	1,507
Administration fees	383
Custodian fees	26
Transfer agent fees	438
Compliance fees	2
Trustees' fees	1
Other accrued expenses	174
Total Liabilities	125,964
Net Assets:
Capital	2,394,391
Total accumulated earnings/(loss)	632,584
Net Assets	$3,026,975
Shares (unlimited number of shares authorized with no par value):	102,783
Net asset value, offering and redemption price per share: (b)	$29.45

(a)  Includes $100,940 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

USAA Cornerstone Moderately Aggressive Fund
Investment Income:
Income distributions from affiliated funds	$2,310
Dividends	38,704
Interest	19,774
Securities lending (net of fees)	446
Foreign tax withholding	(3)
Total Income	61,231
Expenses:
Investment advisory fees	16,845
Administration fees	4,283
Sub-Administration fees	101
Custodian fees	156
Transfer agent fees	5,790
Trustees' fees	52
Compliance fees	18
Legal and audit fees	71
State registration and filing fees	38
Interfund lending fees	2
Other expenses	376
Recoupment of prior expenses waived/reimbursed by Adviser	120
Total Expenses	27,852
Expenses waived/reimbursed by Adviser	(345)
Net Expenses	27,507
Net Investment Income (Loss)	33,724
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	181,615
Capital gain distributions received from affiliated funds	202
Net realized gains (losses) from futures contracts	(5,630)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	418,374
Net change in unrealized appreciation/depreciation on affiliated funds	(1,595)
Net change in unrealized appreciation/depreciation on futures contracts	(1,449)
Net realized/unrealized gains (losses) on investments	591,517
Change in net assets resulting from operations	$625,241

See notes to financial statements.

23

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderately Aggressive Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$33,724	$54,303
Net realized gains (losses) from investments	176,187	(16,457)
Net change in unrealized appreciation/depreciation on investments	415,330	33,755
Change in net assets resulting from operations	625,241	71,601
Change in net assets resulting from distributions to shareholders	(55,505)	(59,152)
Change in net assets resulting from capital transactions	(205,115)	(127,133)
Change in net assets	364,621	(114,684)
Net Assets:
Beginning of period	2,662,354	2,777,038
End of period	$3,026,975	$2,662,354
Capital Transactions:
Proceeds from shares issued	$174,743	$170,755
Distributions reinvested	55,021	58,672
Cost of shares redeemed	(434,879)	(356,560)
Change in net assets resulting from capital transactions	$(205,115)	$(127,133)
Share Transactions:
Issued	6,386	6,942
Reinvested	2,015	2,273
Redeemed	(16,102)	(14,578)
Change in Shares	(7,701)	(5,363)

See notes to financial statements.

24

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25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
USAA Cornerstone Moderately Aggressive Fund
Year Ended:
May 31, 2021	$24.10	0.32	(b)	5.56	5.88	(0.37)	(0.16)	(0.53)
May 31, 2020	$23.97	0.48	(b)	0.18	0.66	(0.39)	(0.14)	(0.53)
May 31, 2019	$25.78	0.46		(0.79)	(0.33)	(0.39)	(1.09)	(1.48)
May 31, 2018	$26.09	0.42		1.28	1.70	(0.44)	(1.57)	(2.01)
May 31, 2017	$24.08	0.45		2.06	2.51	(0.50)	—	(0.50)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Effective June 22, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Fund to 0.98% of the Fund's average daily net assets.

(d)  For the year ended May 31, 2019, the portfolio turnover calculation excludes the value of securities purchased of $370,785 thousand and sold of $3,096 thousand after the Fund's acquisition of First Start Growth Fund. Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Moderately Aggressive Fund
Year Ended:
May 31, 2021	$29.45	24.58%	0.96%		1.18%	0.97%	$3,026,975	64%
May 31, 2020	$24.10	2.59%	0.98%		1.94%	0.99%	$2,662,354	92%
May 31, 2019	$23.97	(1.20)%	0.98	%(c)	1.91%	1.01%	$2,777,038	95	%(d)
May 31, 2018	$25.78	6.52%	0.97%		1.64%	0.97%	$2,493,883	56%
May 31, 2017	$26.09	10.59%	1.06%		1.78%	1.06%	$2,398,407	69%

See notes to financial statements.

27

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderately Aggressive Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$26,338	$—	$26,338
Collateralized Mortgage Obligations	—	15,224	—	15,224
Common Stocks	585,818	—	—	585,818
Preferred Stocks	5,577	6,881	—	12,458
Corporate Bonds	—	219,346	—	219,346
Yankee Dollars	—	24,697	—	24,697
Municipal Bonds	—	16,694	—	16,694
U.S. Government Agency Mortgages	—	79,187	—	79,187
U.S. Treasury Obligations	—	144,578	—	144,578
Commercial Paper	—	8,750	—	8,750
Exchange-Traded Funds	1,571,885	—	—	1,571,885
Affiliated Exchange-Traded Funds	311,160	—	—	311,160
Collateral for Securities Loaned	104,460	—	—	104,460
Total	$2,578,900	$541,695	$—	$3,120,595
Other Financial Investments^
Assets:
Futures Contracts	$2,221	$—	$—	$2,221
Liabilities:
Futures Contracts	$(3,670)	$—	$—	$(3,670)
Total	$(1,449)	$—	$—	$(1,449)

^  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with brokers for futures contracts and Collateral received from brokers for futures contracts. During the year ended May 31, 2021, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2021 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$2,221	$3,670

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(5,630)	$(1,449)

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan*	Non-Cash Collateral	Cash Collateral
$101,933	$—	$104,460

*  Includes $993 (thousand) of securities on loan that were sold prior to May 31, 2021.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$21,946	$2,642

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,765,524	$1,833,636	$—	$148,457

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limit (excluding voluntary waivers) was 0.98%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's Adviser fee is reimbursed by VCM to the extent of the indirect Adviser fee incurred through the Fund's proportional investment in the affiliated ETF(s). These Adviser fee reimbursements are not available for recoupment. For the year ended May 31, 2021, the Fund's Adviser fee was reimbursed by VCM in an amount of $345 thousand, of which $188 thousand is receivable from VCM.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of May 31, 2021, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended

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USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$6,654	$10,262	9	0.58%	$14,193

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(4,856)	$4,856

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USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021			Year Ended May 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$51,092	$4,413	$55,505	$43,926	$15,226	$59,152

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$79,460	$70,969	$(10)	$150,419	$482,165	$632,584

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, futures, hybrid accruals interest purchased, partnership, and REITs/return of capital.

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

During the most recent tax year ended May 31, 2021, the Fund utilized $13,206 thousand of capital loss carryforwards.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,638,430	$498,357	$(16,192)	$482,165

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the year ended May 31, 2021, were as follows (amounts in thousands):

	Fair Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/21	Dividend Income
VictoryShares USAA Core Intermediate-Term Bond ETF	$—	$519,896	$(259,836)	$—	$148	$(2,705)	$257,355	$1,847

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USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021
	Fair Value 5/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/21	Dividend Income
VictoryShares USAA Core Short-Term Bond ETF	$—	$50,190	$—	$—	$54	$112	$50,302	$381
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	2,505	—	—	—	—	998	3,503	82
	$2,505	$570,086	$(259,836)	$—	$202	$(1,595)	$311,160	$2,310

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderately Aggressive Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

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USAA Mutual Funds Trust	Supplemental Information May 31, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
$1,000.00	$1,106.20	$1,020.19	$4.99	$4.78	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
14%	17%	$14,566	$6,855

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Cornerstone Moderately Aggressive Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory, and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

51

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

52

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23405-0721

MAY 31, 2021

Annual Report

USAA Growth and Tax Strategy Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	34
Statement of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	38
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	52
Supplemental Information (Unaudited)	53
Trustees' and Officers' Information	53
Proxy Voting and Portfolio Holdings Information	59
Expense Example	59
Additional Federal Income Tax Information	60
Advisory Contract Agreement	61
Liquidity Risk Management Program	65
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad of challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

USAA Mutual Funds Trust

USAA Growth and Tax Strategy Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds as measured by the Bloomberg Barclays Municipal Bond Index generated positive returns during the 12-month reporting period ended May 31, 2021, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, the market saw volatility during the reporting period due primarily to COVID-19 and related economic and government reactions.

The reporting period began several months into the COVID-19 crisis in the United States. Starting in May 2020, the municipal market began a long, uneven recovery for the rest of the calendar year, driven by significant government intervention and investor expectations of a future return to normalcy. The recovery was marked by sizeable fund flows into tax-exempt mutual funds and material tightening of credit spreads (the difference between riskier bond yields and the safest bond yields). The recovery took a slight pause in the months ahead of the election, as uncertainty surrounding the election, as well as uncertainty around aid for municipal borrowers weighed on the market for a couple of months. However, the year ended with the market up significantly from the start of both the calendar year and the reporting period. For the first five months of 2021, heavy investor demand caused the municipal market to earn slightly positive returns despite the meaningful increase in Treasury yields over that time period.

The beginning of the reporting period brought a dramatic reversal in equity markets from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to withstand the effects of the coronavirus.

The equity markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

USAA Mutual Funds Trust

USAA Growth and Tax Strategy Fund (continued)

Managers' Commentary (continued)

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

•  How did the USAA Growth and Tax Strategy Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and Class C. For the reporting period ended May 31, 2021, the Fund Shares had a total return of 22.79%. This compares to a total return of 40.32% for the S&P 500® Index (the Index), 4.74% for the Bloomberg Barclays Municipal Bond Index, 22.53% for the Composite Index, and 6.31% for the Lipper Composite Index (51% of the Lipper General & Insured Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index). The Institutional Shares, Class A, and Class C commenced operations on June 29, 2020, and from that time through May 31, 2021, had a total return of 21.62%, 21.35%, and 20.47%, respectively.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc., is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach in the municipal bond portion of the Fund, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's

USAA Mutual Funds Trust

USAA Growth and Tax Strategy Fund (continued)

Managers' Commentary (continued)

ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

The equity portion of the Fund through the one-year period ending May 31, 2021, produced a positive absolute return in-line with the S&P 500® Index (the "Index"). The relative strength or weakness of certain sectors in the Index did not have an outsized impact on the equity portion of the Fund as its sector exposures are similar to those of the Index. In keeping with our investment approach, we sought to limit both short-term and long-term capital gains. More specifically, we kept realized capital gains down by limiting the sale of securities that had increased in value and realizing capital losses on securities that had decreased in value. In addition, our investment process continued to manage the "active risk" (the risk that the equity portion of the Fund will not perform in line with the Index because of our efforts to achieve tax efficiency) in the portfolio. During the month of February, the Fund realized some capital gains as part of a scheduled rebalance, which was driven by strong equity returns. To the extent the Fund has a loss carryforward position, it will help offset any potential future capital gains.

Thank you for allowing us to assist you with your investment needs.

USAA Mutual Funds Trust

USAA Growth and Tax Strategy Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares	Institutional Shares	Class A	Class C
INCEPTION DATE	1/11/89	6/29/20	6/29/20	6/29/20
	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500[1]	Bloomberg Barclays Municpal Bond Index[2]	Composite Index[1,2,3]	Lipper Composite Index[4]
One Year	22.79%	NA	NA	NA	40.32%	4.74%	22.53%	6.31%
Five Year	9.73%	NA	NA	NA	17.16%	3.52%	10.34%	2.74%
Ten Year	9.12%	NA	NA	NA	14.38%	4.29%	9.34%	3.10%
Since Inception	NA	21.62%	21.35%	20.47%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Growth and Tax Strategy Fund — Growth of $10,000

1The unmanaged S&P 500 Index is a market-capitalization-weighted index that measures the performance of the common stocks of 500 leading U.S. companies. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Bloomberg Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, it is not possible to invest directly in an index.

3The Composite Index is comprised of 50% of the S&P 500 Index and 50% of the Bloomberg Barclays Municipal Bond Index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, is is not possible to invest directly in an index.

4The Lipper Composite Index is comprised of 51% of the Lipper General & Insured Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General & Municipal Debt Funds Index tracks the total return performance of the funds within this same category. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this same category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, is is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

Top 10 Sectors*:

May 31, 2021

(% of Net Assets)

Information Technology	12.4%
Health Care	6.0%
Financials	5.8%
Consumer Discretionary	5.7%
Communication Services	5.3%
Industrials	4.3%
Consumer Staples	2.8%
Materials	1.4%
Energy	1.4%
Real Estate	1.2%

Top 5 Tax-Exempt Bonds:

May 31, 2021

(% of Net Assets)

Port of Port Arthur Navigation District Revenue	1.9%
Massachusetts Development Finance Agency Revenue	1.6%
Illinois Finance Authority Revenue	1.2%
New Jersey Economic Development Authority Revenue	1.1%
Public Finance Authority Revenue	0.8%

Top 5 Blue Chip Stocks:

May 31, 2021

(% of Net Assets)

Apple, Inc.	2.7%
Microsoft Corp.	2.5%
Amazon.com, Inc.	1.8%
Facebook, Inc. Class A	1.1%
Alphabet, Inc. Class A	1.0%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (47.5%)
Blue Chip Stocks:
Communication Services (5.3%):
Activision Blizzard, Inc.	9,016	$877
Alphabet, Inc. Class A (a)	3,091	7,285
Alphabet, Inc. Class C (a)	2,961	7,141
AT&T, Inc.	58,206	1,713
Charter Communications, Inc. Class A (a)	1,764	1,225
Comcast Corp. Class A	49,729	2,851
Discovery, Inc. Class C (a)	2,733	82
DISH Network Corp. Class A (a)	603	26
Electronic Arts, Inc.	2,332	333
Facebook, Inc. Class A (a)	24,295	7,987
Fox Corp. Class A	4,287	160
Fox Corp. Class B	1,992	72
Live Nation Entertainment, Inc. (a)	1,845	166
Lumen Technologies, Inc. (b)	11,485	159
Netflix, Inc. (a)	4,641	2,334
News Corp. Class A	2,721	73
Omnicom Group, Inc.	2,667	219
Take-Two Interactive Software, Inc. (a)	1,508	280
The Interpublic Group of Cos., Inc.	4,839	163
The Walt Disney Co. (a)	18,753	3,350
T-Mobile U.S., Inc. (a)	5,490	777
Twitter, Inc. (a)	7,251	421
Verizon Communications, Inc.	32,638	1,844
ViacomCBS, Inc. Class B	6,762	287
		39,825
Consumer Discretionary (5.7%):
Advance Auto Parts, Inc.	832	158
Amazon.com, Inc. (a)	4,335	13,972
Aptiv PLC (a)	2,354	354
AutoZone, Inc. (a)	255	359
Best Buy Co., Inc.	2,415	281
Booking Holdings, Inc. (a)	441	1,041
BorgWarner, Inc.	2,421	124
Caesars Entertainment, Inc. (a)	675	72
CarMax, Inc. (a)	2,090	241
Carnival Corp. (a)	8,370	247
Chipotle Mexican Grill, Inc. (a)	325	446
D.R. Horton, Inc.	3,030	289
Darden Restaurants, Inc.	1,633	234
Dollar General Corp.	2,615	531
Dollar Tree, Inc. (a)	1,591	155
Domino's Pizza, Inc.	408	174
eBay, Inc.	7,658	466
Etsy, Inc. (a)	754	124
Expedia Group, Inc. (a)	1,583	280
Ford Motor Co. (a)	48,980	712
Garmin Ltd.	1,580	225

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
General Motors Co. (a)	13,698	$812
Genuine Parts Co.	1,110	146
Hanesbrands, Inc.	4,535	89
Hasbro, Inc.	1,600	154
Hilton Worldwide Holdings, Inc. (a)	3,015	378
L Brands, Inc. (a)	2,727	191
Las Vegas Sands Corp. (a) (c)	1,042	60
Leggett & Platt, Inc.	859	47
Lennar Corp. Class A	2,669	264
Lennar Corp. Class B	1	—	(d)
LKQ Corp. (a)	3,837	196
Lowe's Cos., Inc.	7,623	1,485
Marriott International, Inc. Class A (a)	2,953	424
McDonald's Corp.	7,151	1,673
MGM Resorts International	5,858	251
Mohawk Industries, Inc. (a)	618	130
Newell Brands, Inc.	4,177	120
NIKE, Inc. Class B	14,322	1,954
Norwegian Cruise Line Holdings Ltd. (a) (b)	3,415	109
NVR, Inc. (a)	38	186
O'Reilly Automotive, Inc. (a)	961	514
PulteGroup, Inc.	2,360	136
PVH Corp. (a)	928	107
Ralph Lauren Corp. (a)	420	52
Ross Stores, Inc.	3,683	465
Royal Caribbean Cruises Ltd. (a)	2,147	200
Starbucks Corp.	12,390	1,411
Tapestry, Inc. (a)	3,021	136
Target Corp. (c)	5,209	1,182
Tesla, Inc. (a)	6,491	4,058
The Gap, Inc.	2,315	77
The Home Depot, Inc.	11,047	3,523
The TJX Cos., Inc.	11,818	798
Tractor Supply Co.	1,578	287
Ulta Beauty, Inc. (a)	550	190
Under Armour, Inc. Class A (a)	2,357	53
Under Armour, Inc. Class C (a)	2,104	40
VF Corp.	3,213	256
Whirlpool Corp.	792	188
Wynn Resorts Ltd. (a)	1,047	138
Yum! Brands, Inc.	3,711	445
		43,410
Consumer Staples (2.8%):
Altria Group, Inc.	18,982	934
Archer-Daniels-Midland Co.	6,080	405
Brown-Forman Corp. Class B	2,315	186
Campbell Soup Co.	2,319	113
Church & Dwight Co., Inc.	2,959	254
Colgate-Palmolive Co.	7,487	627
Conagra Brands, Inc.	6,489	247

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Constellation Brands, Inc. Class A	1,572	$377
Costco Wholesale Corp.	4,892	1,851
General Mills, Inc.	6,777	426
Hormel Foods Corp.	2,891	140
Kellogg Co.	2,529	166
Kimberly-Clark Corp.	2,741	358
Lamb Weston Holdings, Inc.	1,591	131
McCormick & Co., Inc.	2,942	262
Molson Coors Beverage Co. Class B (a)	2,045	119
Mondelez International, Inc. Class A	16,326	1,037
Monster Beverage Corp. (a)	3,965	374
PepsiCo, Inc.	11,883	1,758
Philip Morris International, Inc.	16,390	1,581
Sysco Corp.	5,774	468
The Clorox Co.	1,311	232
The Coca-Cola Co.	30,968	1,712
The Estee Lauder Cos., Inc.	2,324	712
The Hershey Co.	1,885	326
The J.M. Smucker Co.	828	110
The Kraft Heinz Co.	6,993	305
The Kroger Co.	8,771	324
The Procter & Gamble Co.	24,735	3,336
Tyson Foods, Inc. Class A	2,142	170
Walgreens Boots Alliance, Inc.	7,770	409
Walmart, Inc.	13,998	1,988
		21,438
Energy (1.4%):
APA Corp.	1,129	24
Baker Hughes Co.	8,513	208
Cabot Oil & Gas Corp.	2,120	35
Chevron Corp.	21,588	2,241
ConocoPhillips	15,168	845
Devon Energy Corp.	4,751	126
Diamondback Energy, Inc.	2,111	169
EOG Resources, Inc.	4,759	382
Exxon Mobil Corp.	40,045	2,337
Halliburton Co.	9,010	202
Hess Corp.	2,683	225
HollyFrontier Corp.	1,850	60
Kinder Morgan, Inc.	19,808	363
Marathon Oil Corp.	10,479	127
Marathon Petroleum Corp.	8,076	499
NOV, Inc. (a)	4,819	78
Occidental Petroleum Corp.	6,234	162
ONEOK, Inc.	5,513	291
Phillips 66	5,195	438
Pioneer Natural Resources Co.	2,039	310
Schlumberger Ltd.	18,134	568
The Williams Cos., Inc.	14,342	378

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Valero Energy Corp.	3,087	$248
		10,316
Financials (5.8%):
Aflac, Inc.	6,526	370
American Express Co.	7,083	1,134
American International Group, Inc.	10,328	546
Ameriprise Financial, Inc.	1,259	327
Aon PLC Class A	2,698	684
Arthur J. Gallagher & Co.	2,370	347
Assurant, Inc.	653	105
Bank of America Corp.	80,700	3,421
Berkshire Hathaway, Inc. Class B (a)	18,026	5,217
BlackRock, Inc.	1,475	1,294
Capital One Financial Corp.	4,854	780
Cboe Global Markets, Inc.	680	76
Chubb Ltd.	4,174	710
Cincinnati Financial Corp.	1,898	231
Citigroup, Inc.	21,251	1,673
Citizens Financial Group, Inc.	5,249	262
CME Group, Inc.	3,122	683
Comerica, Inc.	1,808	142
Discover Financial Services	3,983	467
Everest Re Group Ltd.	440	114
Fifth Third Bancorp	8,885	374
First Republic Bank	833	159
Franklin Resources, Inc.	2,567	88
Globe Life, Inc.	1,211	128
Huntington Bancshares, Inc.	12,687	201
Intercontinental Exchange, Inc.	5,422	612
Invesco Ltd.	4,735	135
JPMorgan Chase & Co.	32,894	5,403
KeyCorp	12,202	281
Lincoln National Corp.	1,769	123
Loews Corp.	3,046	178
M&T Bank Corp.	1,592	256
Marsh & McLennan Cos., Inc.	5,030	696
MetLife, Inc.	8,569	560
Moody's Corp.	1,624	545
Morgan Stanley	14,869	1,352
MSCI, Inc.	992	464
Nasdaq, Inc.	1,159	194
Northern Trust Corp. (e)	1,926	233
People's United Financial, Inc.	5,272	100
Principal Financial Group, Inc.	2,476	162
Prudential Financial, Inc.	4,971	532
Raymond James Financial, Inc.	1,326	176
Regions Financial Corp.	9,790	229
S&P Global, Inc.	2,529	960
State Street Corp.	3,118	271
SVB Financial Group (a)	645	376

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Synchrony Financial	6,793	$322
T. Rowe Price Group, Inc.	2,189	419
The Allstate Corp.	3,329	455
The Bank of New York Mellon Corp.	8,002	417
The Charles Schwab Corp.	15,986	1,181
The Goldman Sachs Group, Inc.	3,240	1,205
The Hartford Financial Services Group, Inc.	2,900	190
The PNC Financial Services Group, Inc.	4,807	936
The Progressive Corp.	5,434	538
The Travelers Cos., Inc.	3,045	486
Truist Financial Corp.	14,396	889
U.S. Bancorp	14,810	900
Unum Group	2,526	78
W.R. Berkley Corp.	1,826	142
Wells Fargo & Co.	37,277	1,742
Willis Towers Watson PLC	1,546	404
Zions Bancorp NA	2,017	117
		43,792
Health Care (6.0%):
Abbott Laboratories	19,358	2,258
AbbVie, Inc.	17,884	2,024
ABIOMED, Inc. (a)	568	162
Agilent Technologies, Inc.	4,127	570
Alexion Pharmaceuticals, Inc. (a)	2,369	418
Align Technology, Inc. (a)	809	477
AmerisourceBergen Corp.	1,410	162
Amgen, Inc.	6,365	1,515
Anthem, Inc.	2,398	955
Baxter International, Inc.	4,622	380
Becton, Dickinson & Co.	2,074	502
Biogen, Inc. (a)	1,601	428
Bio-Rad Laboratories, Inc. Class A (a)	83	50
Boston Scientific Corp. (a)	12,299	523
Bristol-Myers Squibb Co.	23,723	1,559
Cardinal Health, Inc.	2,538	142
Catalent, Inc. (a)	1,060	111
Centene Corp. (a)	5,336	393
Cerner Corp.	2,787	218
Cigna Corp.	3,968	1,027
CVS Health Corp.	13,617	1,177
Danaher Corp.	6,992	1,791
DaVita, Inc. (a)	972	117
DENTSPLY SIRONA, Inc.	2,714	182
DexCom, Inc. (a)	197	73
Edwards Lifesciences Corp. (a)	6,150	590
Eli Lilly & Co.	8,712	1,740
Gilead Sciences, Inc. (c)	12,961	857
HCA Healthcare, Inc.	2,625	564
Henry Schein, Inc. (a)	1,136	86
Hologic, Inc. (a)	2,461	155

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Humana, Inc.	1,376	$602
IDEXX Laboratories, Inc. (a)	1,036	578
Illumina, Inc. (a)	1,477	599
Incyte Corp. (a)	483	40
Intuitive Surgical, Inc. (a)	1,235	1,040
IQVIA Holdings, Inc. (a)	1,890	454
Johnson & Johnson (c)	24,692	4,179
Laboratory Corp. of America Holdings (a)	1,063	292
McKesson Corp.	1,670	321
Medtronic PLC	11,850	1,500
Merck & Co., Inc.	23,177	1,759
Mettler-Toledo International, Inc. (a)	250	325
PerkinElmer, Inc.	1,164	169
Perrigo Co. PLC	1,550	72
Pfizer, Inc.	48,701	1,886
Quest Diagnostics, Inc.	1,226	161
Regeneron Pharmaceuticals, Inc. (a)	873	439
ResMed, Inc.	1,423	293
STERIS PLC	864	165
Stryker Corp.	3,361	858
Teleflex, Inc.	536	216
The Cooper Cos., Inc.	445	175
Thermo Fisher Scientific, Inc.	4,163	1,955
UnitedHealth Group, Inc.	10,015	4,125
Universal Health Services, Inc. Class B	844	135
Vertex Pharmaceuticals, Inc. (a)	2,828	590
Viatris, Inc.	6,265	96
Waters Corp. (a)	690	222
West Pharmaceutical Services, Inc.	489	170
Zimmer Biomet Holdings, Inc.	1,629	274
Zoetis, Inc.	4,796	847
		45,743
Industrials (4.3%):
3M Co.	6,795	1,380
Alaska Air Group, Inc. (a)	1,550	107
Allegion PLC	880	124
American Airlines Group, Inc. (a)	6,217	151
AMETEK, Inc.	2,905	392
AO Smith Corp.	1,795	128
C.H. Robinson Worldwide, Inc.	779	76
Carrier Global Corp.	7,990	367
Caterpillar, Inc.	6,025	1,452
Cintas Corp.	1,066	377
Copart, Inc. (a)	2,286	295
CSX Corp.	8,013	802
Cummins, Inc.	1,364	351
Deere & Co.	3,919	1,415
Delta Air Lines, Inc. (a)	7,217	344
Dover Corp.	1,435	216
Eaton Corp. PLC	4,316	627
See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Emerson Electric Co.	5,920	$566
Equifax, Inc.	1,334	313
Expeditors International of Washington, Inc.	1,610	202
Fastenal Co.	5,972	317
FedEx Corp.	2,126	669
Fortive Corp.	2,506	182
Fortune Brands Home & Security, Inc.	1,743	180
General Dynamics Corp.	1,726	328
General Electric Co.	94,576	1,330
Honeywell International, Inc.	7,574	1,749
Howmet Aerospace, Inc. (a)	3,713	132
Huntington Ingalls Industries, Inc.	470	102
IDEX Corp.	757	169
IHS Markit Ltd.	3,349	353
Illinois Tool Works, Inc.	3,048	706
Ingersoll Rand, Inc. (a) (c)	4,166	207
J.B. Hunt Transport Services, Inc.	757	130
Jacobs Engineering Group, Inc.	1,348	191
Johnson Controls International PLC	6,676	444
Kansas City Southern	960	286
L3Harris Technologies, Inc.	2,683	585
Lockheed Martin Corp.	2,228	851
Masco Corp.	2,915	176
Nielsen Holdings PLC	4,460	121
Norfolk Southern Corp.	2,671	750
Northrop Grumman Corp.	1,594	583
Old Dominion Freight Line, Inc.	1,111	295
Otis Worldwide Corp.	3,056	239
PACCAR, Inc.	3,278	300
Parker-Hannifin Corp.	1,216	375
Pentair PLC	909	63
Quanta Services, Inc.	1,444	138
Raytheon Technologies Corp.	14,809	1,314
Republic Services, Inc. (c)	2,086	228
Robert Half International, Inc.	1,284	114
Rockwell Automation, Inc.	1,436	379
Roper Technologies, Inc.	1,322	595
Snap-on, Inc.	594	151
Southwest Airlines Co. (a)	6,366	391
Stanley Black & Decker, Inc.	1,786	387
Teledyne Technologies, Inc. (a)	398	167
Textron, Inc.	2,070	142
The Boeing Co. (a)	5,520	1,363
Trane Technologies PLC	2,877	536
TransDigm Group, Inc. (a)	593	385
Union Pacific Corp.	7,288	1,638
United Airlines Holdings, Inc. (a)	3,124	182
United Parcel Service, Inc. Class B	7,664	1,645
United Rentals, Inc. (a)	750	250
Verisk Analytics, Inc.	1,450	251

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
W.W. Grainger, Inc.	582	$269
Waste Management, Inc.	3,869	544
Westinghouse Air Brake Technologies Corp.	1,745	144
Xylem, Inc.	1,548	183
		32,894
Information Technology (12.4%):
Accenture PLC Class A	6,903	1,948
Adobe, Inc. (a)	4,939	2,492
Advanced Micro Devices, Inc. (a)	12,513	1,002
Akamai Technologies, Inc. (a)	1,627	186
Amphenol Corp. Class A	5,984	402
Analog Devices, Inc.	3,989	657
ANSYS, Inc. (a)	796	269
Apple, Inc.	166,329	20,726
Applied Materials, Inc.	10,258	1,417
Arista Networks, Inc. (a)	591	201
Autodesk, Inc. (a)	2,385	682
Automatic Data Processing, Inc.	4,190	821
Broadcom, Inc.	4,130	1,951
Broadridge Financial Solutions, Inc.	1,502	240
Cadence Design Systems, Inc. (a)	2,583	328
CDW Corp.	1,428	236
Cisco Systems, Inc.	44,288	2,343
Citrix Systems, Inc.	1,327	153
Cognizant Technology Solutions Corp. Class A	5,181	371
Corning, Inc.	8,056	351
DXC Technology Co. (a)	3,194	121
F5 Networks, Inc. (a)	561	104
Fidelity National Information Services, Inc.	4,079	608
Fiserv, Inc. (a)	6,030	695
FleetCor Technologies, Inc. (a)	223	61
Fortinet, Inc. (a)	1,459	319
Gartner, Inc. (a)	1,089	252
Global Payments, Inc.	3,409	660
Hewlett Packard Enterprise Co.	12,525	200
HP, Inc.	13,953	408
Intel Corp.	42,806	2,445
International Business Machines Corp.	6,781	975
Intuit, Inc.	2,547	1,118
IPG Photonics Corp. (a)	466	98
Juniper Networks, Inc.	2,447	64
Keysight Technologies, Inc. (a)	2,383	339
KLA Corp.	1,555	493
Lam Research Corp.	1,595	1,036
Mastercard, Inc. Class A	9,019	3,252
Maxim Integrated Products, Inc.	2,767	282
Microchip Technology, Inc.	2,724	428
Micron Technology, Inc. (a)	10,918	919
Microsoft Corp. (c)	77,209	19,278
Motorola Solutions, Inc.	1,485	305

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NetApp, Inc.	2,488	$192
NortonLifeLock, Inc.	2,608	72
NVIDIA Corp.	6,493	4,219
Oracle Corp.	21,349	1,681
Paychex, Inc.	2,957	299
Paycom Software, Inc. (a)	617	203
PayPal Holdings, Inc. (a)	12,173	3,165
Qorvo, Inc. (a)	1,188	217
QUALCOMM, Inc.	12,125	1,631
salesforce.com, Inc. (a)	9,408	2,240
Seagate Technology Holdings PLC	2,345	225
ServiceNow, Inc. (a) (c)	2,007	951
Skyworks Solutions, Inc.	1,128	192
Synopsys, Inc. (a)	1,398	356
TE Connectivity Ltd.	3,470	471
Teradyne, Inc.	945	125
Texas Instruments, Inc.	8,950	1,699
The Western Union Co.	3,004	73
VeriSign, Inc. (a)	1,007	221
Visa, Inc. Class A	16,996	3,863
Western Digital Corp. (a)	3,265	246
Xerox Holdings Corp.	1	—	(d)
Xilinx, Inc.	2,527	321
Zebra Technologies Corp. (a)	706	351
		94,249
Materials (1.4%):
Air Products & Chemicals, Inc.	2,193	657
Albemarle Corp.	1,201	201
Amcor PLC	17,474	206
Avery Dennison Corp.	906	200
Ball Corp.	3,726	306
Celanese Corp.	1,286	213
CF Industries Holdings, Inc.	2,763	147
Corteva, Inc.	8,159	371
Dow, Inc.	9,091	622
DuPont de Nemours, Inc.	6,803	576
Eastman Chemical Co.	1,432	180
Ecolab, Inc.	2,743	590
FMC Corp.	1,425	166
Freeport-McMoRan, Inc.	15,889	679
International Flavors & Fragrances, Inc.	2,366	335
International Paper Co.	4,916	310
Linde PLC	5,503	1,654
LyondellBasell Industries NV Class A	2,696	304
Martin Marietta Materials, Inc.	721	262
Newmont Corp.	9,032	664
Nucor Corp.	2,642	271
Packaging Corp. of America	736	109
PPG Industries, Inc.	2,183	392
Sealed Air Corp.	1,340	76

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Mosaic Co.	4,580	$166
The Sherwin-Williams Co.	2,769	785
Vulcan Materials Co.	1,213	222
Westrock Co.	2,863	167
		10,831
Real Estate (1.2%):
Alexandria Real Estate Equities, Inc.	1,101	196
American Tower Corp.	4,297	1,098
AvalonBay Communities, Inc.	740	153
Boston Properties, Inc.	1,758	207
CBRE Group, Inc. Class A (a)	3,167	278
Crown Castle International Corp.	5,001	948
Digital Realty Trust, Inc.	2,408	365
Duke Realty Corp.	4,814	224
Equinix, Inc.	1,002	738
Equity Residential	2,215	171
Essex Property Trust, Inc.	290	86
Extra Space Storage, Inc.	1,147	172
Federal Realty Investment Trust	884	101
Healthpeak Properties, Inc.	4,797	160
Host Hotels & Resorts, Inc. (a)	8,818	151
Iron Mountain, Inc.	3,600	157
Kimco Realty Corp.	5,368	114
Mid-America Apartment Communities, Inc.	1,273	205
Prologis, Inc.	7,489	882
Public Storage	1,221	345
Realty Income Corp.	3,322	227
Regency Centers Corp.	1,923	124
SBA Communications Corp.	1,109	331
Simon Property Group, Inc.	3,796	488
UDR, Inc.	3,662	174
Ventas, Inc.	4,666	259
Vornado Realty Trust	1,244	59
Welltower, Inc.	4,568	341
Weyerhaeuser Co.	6,892	262
		9,016
Utilities (1.2%):
Alliant Energy Corp.	3,054	175
Ameren Corp.	2,468	208
American Electric Power Co., Inc. (c)	4,277	368
American Water Works Co., Inc.	2,297	356
CenterPoint Energy, Inc.	6,318	160
CMS Energy Corp.	3,607	226
Consolidated Edison, Inc. (c)	1,808	140
Dominion Energy, Inc.	4,760	362
DTE Energy Co.	2,162	298
Duke Energy Corp. (c)	6,693	671
Edison International	4,086	228
Entergy Corp.	2,505	264

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Evergy, Inc. (c)	2,714	$168
Eversource Energy (c)	3,443	280
Exelon Corp.	10,726	484
FirstEnergy Corp.	5,729	217
NextEra Energy, Inc. (c)	21,138	1,548
NiSource, Inc.	4,671	119
NRG Energy, Inc.	2,789	90
PPL Corp.	8,145	237
Public Service Enterprise Group, Inc.	6,188	384
Sempra Energy	2,344	318
The AES Corp.	6,122	156
The Southern Co. (c)	9,551	610
WEC Energy Group, Inc. (c)	4,007	376
Xcel Energy, Inc. (c)	6,662	472
		8,915
Total Common Stocks (Cost $112,852)		360,429
Municipal Bonds (52.5%)
Alabama (0.7%):
Columbia Industrial Development Board Revenue, Series C, 0.04%, 12/1/37, Continuously Callable @100 (f)	$4,000	4,000
Columbia Industrial Development Board Revenue (NBGA — Southern Co.), Series A, 0.04%, 12/1/37, Continuously Callable @100 (f)	100	100
The Lower Alabama Gas District Revenue, Series A, 5.00%, 9/1/46	1,000	1,518
		5,618
Arizona (1.4%):
Arizona IDA Revenue 4.00%, 7/1/41 (g)	400	462
5.00%, 7/1/47, Continuously Callable @100	1,000	1,167
4.00%, 7/1/52 (g)	840	953
City of Phoenix IDA Revenue, 5.00%, 7/1/46, Continuously Callable @100	1,300	1,463
La Paz County IDA Revenue 4.00%, 2/15/41, Continuously Callable @100	425	476
4.00%, 2/15/46, Continuously Callable @100	345	383
4.00%, 2/15/51, Continuously Callable @100	300	332
Maricopa County IDA Revenue Series A, 5.00%, 9/1/42, Continuously Callable @100	500	625
Series A, 5.00%, 7/1/49, Continuously Callable @100	1,000	1,176
Series A, 5.00%, 7/1/54, Continuously Callable @100	1,275	1,498
Pima County IDA Revenue, 5.00%, 6/15/47, Continuously Callable @100 (h)	1,000	1,022
Student & Academic Services LLC Revenue, 5.00%, 6/1/44, Continuously Callable @100	1,000	1,120
		10,677
Arkansas (0.1%):
Arkansas Development Finance Authority Revenue, 4.00%, 12/1/44, Continuously Callable @100	1,000	1,109

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California (2.7%):
California Statewide Communities Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 11/15/49, Pre-refunded 11/15/24 @100	$1,000	$1,162
City & County of San Francisco Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8059, 0.55%, 12/1/52, Callable 12/1/21 @100 (f) (h)	6,000	6,000
Jurupa Public Financing Authority Special Tax, Series A, 5.00%, 9/1/42, Continuously Callable @100	1,200	1,362
Monterey Peninsula Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.50%, 8/1/34, Pre-refunded 8/1/21 @100	2,000	2,018
Sacramento City Financing Authority Revenue (LIQ — Deutsche Bank A.G.), Series XG0100, 0.12%, 12/1/33 (f) (h)	600	600
State of California, GO 5.00%, 2/1/43, Continuously Callable @100	1,000	1,075
5.00%, 8/1/45, Continuously Callable @100	1,000	1,161
Sutter Butte Flood Agency Special Assessment (INS — Build America Mutual Assurance Co.), 5.00%, 10/1/40, Continuously Callable @100	1,000	1,171
Twin Rivers Unified School District, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/1/40, Pre-refunded 2/1/24 @100	1,500	1,690
Val Verde Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/44, Continuously Callable @100	1,000	1,166
West Contra Costa Unified School District, GO (INS — National Public Finance Guarantee Corp.), 8/1/34 (i)	4,435	3,440
		20,845
Colorado (1.7%):
Colorado Educational & Cultural Facilities Authority Revenue 5.00%, 12/1/38, Continuously Callable @100	1,000	1,212
5.00%, 4/1/48, Continuously Callable @100	710	852
Colorado Health Facilities Authority Revenue 5.00%, 12/1/42, Pre-refunded 6/1/22 @100	1,000	1,049
5.00%, 6/1/45, Pre-refunded 6/1/25 @100	1,000	1,181
4.00%, 12/1/50, Continuously Callable @103	1,000	1,139
Series A, 4.00%, 9/1/50, Continuously Callable @100	1,000	1,141
Denver Convention Center Hotel Authority Revenue, 5.00%, 12/1/40, Continuously Callable @100	1,000	1,152
Denver Health & Hospital Authority Certificate of Participation, 5.00%, 12/1/48, Continuously Callable @100	1,900	2,214
Park Creek Metropolitan District Revenue 5.00%, 12/1/41, Continuously Callable @100	250	289
5.00%, 12/1/45, Continuously Callable @100	1,000	1,150
Rampart Range Metropolitan District No. 1 Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/47, Continuously Callable @100	1,000	1,208
		12,587
Connecticut (0.7%):
Connecticut State Health & Educational Facilities Authority Revenue, Series T, 4.00%, 7/1/55, Continuously Callable @100	1,000	1,165
Mashantucket Western Pequot Tribe Revenue, 6.05%, 7/1/31 (j)	4,889	733

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of Connecticut, GO Series A, 5.00%, 4/15/36, Continuously Callable @100	$1,500	$1,898
Series A, 5.00%, 4/15/37, Continuously Callable @100	1,000	1,239
		5,035
District of Columbia (0.1%):
District of Columbia Revenue, 5.00%, 7/1/42, Pre-refunded 7/1/22 @100	1,100	1,158
Florida (3.3%):
Capital Trust Agency, Inc. Revenue 5.00%, 8/1/40, Continuously Callable @100	300	355
5.00%, 8/1/55, Continuously Callable @100	400	471
City of Atlantic Beach Revenue, Series A, 5.00%, 11/15/53, Continuously Callable @103	1,000	1,131
City of Jacksonville Revenue, 5.00%, 10/1/29, Continuously Callable @100	1,000	1,063
City of Pompano Beach Revenue, 4.00%, 9/1/50, Continuously Callable @103	1,500	1,608
County of Escambia Revenue, 0.05%, 7/1/22 (c) (f)	1,700	1,700
County of Miami-Dade Florida Water & Sewer System Revenue, 4.00%, 10/1/51, Continuously Callable @100	1,500	1,784
County of Polk Florida Utility System Revenue, 4.00%, 10/1/43, Continuously Callable @100	2,000	2,401
County of St Lucie Revenue, 0.04%, 9/1/28, Continuously Callable @100 (f)	6,000	6,000
Halifax Hospital Medical Center Revenue, 5.00%, 6/1/46, Continuously Callable @100	1,000	1,150
Lee County IDA Revenue, 5.50%, 10/1/47, Pre-refunded 10/1/22 @102	645	703
Lee Memorial Health System Revenue, Series A-1, 5.00%, 4/1/44, Continuously Callable @100	1,450	1,796
Sarasota County Health Facilities Authority Revenue, 5.00%, 5/15/38, Continuously Callable @103	700	797
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/30, Continuously Callable @100 (h)	1,000	1,105
Tampa-Hillsborough County Expressway Authority Revenue, Series A, 5.00%, 7/1/37, Pre-refunded 7/1/22 @100	1,505	1,583
Volusia County Educational Facility Authority Revenue, Series B, 5.00%, 10/15/45, Pre-refunded 4/15/25 @100	1,000	1,175
		24,822
Georgia (3.0%):
Appling County Development Authority Revenue 0.07%, 9/1/29, Continuously Callable @100 (f)	800	800
0.07%, 9/1/41, Continuously Callable @100 (f)	2,400	2,400
Development Authority of Heard County Revenue, 0.10%, 9/1/26, Continuously Callable @100 (f)	1,600	1,600
Gainesville & Hall County Hospital Authority Revenue, 4.00%, 2/15/45, Continuously Callable @100	2,000	2,325
Glynn-Brunswick Memorial Hospital Authority Revenue, 5.00%, 8/1/47, Continuously Callable @100	1,000	1,163
Milledgeville & Baldwin County Development Authority Revenue, 4.00%, 6/15/37, Continuously Callable @100	1,300	1,575
Private Colleges & Universities Authority Revenue, 4.00%, 6/1/45, Continuously Callable @100	750	853

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Burke County Development Authority Revenue, Series 1, 0.06%, 7/1/49, Continuously Callable @100 (f)	$1,000	$1,000
The Burke County Development Authority Revenue (NBGA — Southern Co.), 0.05%, 11/1/52, Continuously Callable @100 (f)	2,000	2,000
The Development Authority of Monroe County Revenue, 0.07%, 11/1/48, Continuously Callable @100 (f)	5,300	5,300
Valdosta Housing Authority Revenue (LIQ — Deutsche Bank A.G.), Series 2020-XF1089, 0.35%, 4/1/60, Callable 4/1/35 @100 (f) (h)	3,900	3,900
		22,916
Guam (0.3%):
Antonio B Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.50%, 10/1/33, Continuously Callable @100	750	831
Guam Government Waterworks Authority Revenue, 5.50%, 7/1/43, Pre-refunded 7/1/23 @100	1,000	1,111
		1,942
Illinois (4.7%):
Bureau County Township High School District No. 502, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 12/1/37, Continuously Callable @100	1,000	1,210
Chicago Board of Education, GO (LIQ — Deutsche Bank A.G.), Series 2017-XM0188, 0.18%, 12/1/39, Callable 12/1/21 @100 (f) (h)	1,000	1,000
Chicago Midway International Airport Revenue, Series B, 5.00%, 1/1/41, Continuously Callable @100	1,000	1,180
Chicago O'Hare International Airport Revenue, Series C, 5.00%, 1/1/41, Continuously Callable @100	1,000	1,213
Chicago O'Hare International Airport Revenue (INS — Assured Guaranty Municipal Corp.), 5.25%, 1/1/33, Continuously Callable @100	1,000	1,071
Chicago Park District, GO, Series C, 4.00%, 1/1/42, Continuously Callable @100	1,250	1,433
Chicago Transit Authority Sales Tax Receipts Fund Revenue, Series A, 4.00%, 12/1/55, Continuously Callable @100	2,000	2,279
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/44, Continuously Callable @100	1,000	1,107
Series A, 5.00%, 1/1/47, Continuously Callable @100	1,000	1,197
City of Chicago Waterworks Revenue, 5.00%, 11/1/44, Continuously Callable @100	1,000	1,118
Cook County Community College District No. 508, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/47, Continuously Callable @100	1,000	1,170
County of Cook Sales Tax Revenue, 5.00%, 11/15/38, Continuously Callable @100	1,000	1,225
Illinois Educational Facilities Authority Revenue, 4.00%, 11/1/36, Continuously Callable @102	1,000	1,157
Illinois Finance Authority Revenue 3.90%, 3/1/30, Continuously Callable @100	1,000	1,103
5.00%, 5/15/37, Continuously Callable @100	1,000	1,134
5.00%, 5/15/40, Continuously Callable @100	1,275	1,425
5.00%, 8/15/44, Continuously Callable @100	1,000	1,120

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 10/1/44, Continuously Callable @100	$1,000	$1,238
5.00%, 5/15/45, Continuously Callable @100	1,000	1,112
Series A, 4.00%, 10/1/40, Continuously Callable @100	1,000	1,130
Series C, 4.00%, 2/15/41, Pre-refunded 2/15/27 @100	45	53
Series C, 4.00%, 2/15/41, Continuously Callable @100	955	1,068
Northern Illinois Municipal Power Agency Revenue, Series A, 4.00%, 12/1/41, Continuously Callable @100	1,000	1,124
Northern Illinois University Revenue 4.00%, 10/1/37, Continuously Callable @100 (g)	550	648
4.00%, 10/1/39, Continuously Callable @100 (g)	425	499
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/40, Continuously Callable @100	600	689
Sangamon County Water Reclamation District, GO Series A, 4.00%, 1/1/49, Continuously Callable @100	1,000	1,124
Series A, 5.75%, 1/1/53, Continuously Callable @100	1,235	1,474
State of Illinois, GO 5.50%, 5/1/39, Continuously Callable @100	225	289
Series A, 5.00%, 3/1/46, Continuously Callable @100	1,000	1,245
Series B, 4.00%, 10/1/32, Continuously Callable @100	2,300	2,700
		35,535
Indiana (0.7%):
Evansville Redevelopment Authority Revenue (INS — Build America Mutual Assurance Co.), 4.00%, 2/1/39, Continuously Callable @100	1,000	1,120
Indiana Finance Authority Revenue 5.00%, 2/1/40, Continuously Callable @100	1,000	1,111
5.00%, 10/1/44, Pre-refunded 10/1/23 @100	1,000	1,111
Richmond Hospital Authority Revenue, 5.00%, 1/1/39, Continuously Callable @100	1,500	1,719
		5,061
Iowa (0.1%):
Iowa Tobacco Settlement Authority Revenue, Series A-2, 4.00%, 6/1/49, Continuously Callable @100	1,000	1,155
Kansas (1.1%):
City of Coffeyville Electric System Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 6/1/42, Pre-refunded 6/1/25 @100 (h)	1,000	1,181
City of Lawrence Revenue 5.00%, 7/1/43, Continuously Callable @100	1,500	1,806
Series A, 4.00%, 7/1/36, Continuously Callable @100	1,500	1,711
City of Wichita Revenue, 4.63%, 9/1/33, Continuously Callable @100	1,000	1,013
Wyandotte County-Kansas City Unified Government Utility System Revenue Series A, 5.00%, 9/1/44, Continuously Callable @100	1,250	1,416
Series A, 5.00%, 9/1/45, Continuously Callable @100	1,000	1,167
		8,294

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kentucky (0.6%):
City of Ashland Revenue, 5.00%, 2/1/40, Continuously Callable @100	$1,000	$1,101
Kentucky Bond Development Corp. Revenue, 4.00%, 6/1/46, Continuously Callable @100 (g)	750	883
Kentucky Economic Development Finance Authority Revenue, 5.00%, 5/15/46, Continuously Callable @100	1,000	1,023
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/1/45, Continuously Callable @100	1,000	1,216
		4,223
Louisiana (2.4%):
City of Shreveport Water & Sewer Revenue 5.00%, 12/1/40, Continuously Callable @100	1,000	1,154
Series B, 4.00%, 12/1/44, Continuously Callable @100	500	568
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.), Series C, 5.00%, 12/1/39, Continuously Callable @100	1,000	1,144
Jefferson Sales Tax District Revenue, Series B, 4.00%, 12/1/42, Continuously Callable @100	1,500	1,812
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 10/1/39, Continuously Callable @100	1,000	1,204
5.00%, 10/1/43, Continuously Callable @100	1,000	1,167
4.00%, 10/1/46, Continuously Callable @100	1,000	1,083
Louisiana Public Facilities Authority Revenue 5.00%, 11/1/45, Pre-refunded 11/1/25 @100	1,000	1,198
5.00%, 7/1/52, Continuously Callable @100	1,000	1,166
4.00%, 1/1/56, Continuously Callable @100	1,000	1,081
Louisiana Public Facilities Authority Revenue (INS — Build America Mutual Assurance Co.), 5.25%, 6/1/51, Continuously Callable @100	1,000	1,148
Parish of East Baton Rouge Capital Improvements District Revenue, 4.00%, 8/1/44, Continuously Callable @100	1,400	1,649
Parish of St. James Revenue, Series A-1, 0.13%, 11/1/40, Continuously Callable @100 (f)	1,000	1,000
State of Louisiana Gasoline & Fuels Tax Revenue, Series C, 5.00%, 5/1/45, Continuously Callable @100	1,500	1,868
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/35, Continuously Callable @100	1,000	1,084
		18,326
Maine (0.3%):
Maine Health & Higher Educational Facilities Authority Revenue Series A, 4.00%, 7/1/46, Continuously Callable @100	1,000	1,062
Series A, 4.00%, 7/1/50, Continuously Callable @100	1,175	1,377
		2,439
Maryland (0.2%):
Maryland Health & Higher Educational Facilities Authority Revenue, 4.00%, 7/1/45, Continuously Callable @100	1,100	1,264

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Massachusetts (1.6%):
Massachusetts Development Finance Agency Revenue 5.00%, 4/15/40, Continuously Callable @100	$1,000	$1,078
5.25%, 11/15/41, Pre-refunded 11/15/23 @100	1,000	1,123
5.00%, 7/1/46, Continuously Callable @100	1,000	1,166
4.00%, 7/1/51, Continuously Callable @100	1,500	1,751
5.00%, 10/1/57, Continuously Callable @105 (h)	1,000	1,086
Series A, 5.00%, 6/1/39, Continuously Callable @100	1,000	1,235
Series A, 5.50%, 7/1/44, Continuously Callable @100	500	507
Series A, 5.00%, 7/1/44, Continuously Callable @100	1,600	1,939
Series D, 5.00%, 7/1/44, Continuously Callable @100	1,000	1,132
Series F, 5.75%, 7/15/43, Continuously Callable @100	1,000	1,058
		12,075
Michigan (1.4%):
City of Wyandotte Electric System Revenue (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 10/1/44, Continuously Callable @100	1,000	1,135
Detroit Downtown Development Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/43, Continuously Callable @100	1,750	1,942
Jackson Public Schools, GO (NBGA — Michigan School Bond Qualification & Loan Program), 5.00%, 5/1/42, Continuously Callable @100	1,000	1,235
Karegnondi Water Authority Revenue, 5.00%, 11/1/41, Continuously Callable @100	1,000	1,196
Lincoln Consolidated School District, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 5/1/40, Continuously Callable @100	1,250	1,475
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 5/1/45, Continuously Callable @100	1,000	1,172
Michigan Finance Authority Revenue, 4.00%, 9/1/45, Continuously Callable @100	1,000	1,143
Wayne County Airport Authority Revenue, 5.00%, 12/1/44, Continuously Callable @100	1,000	1,146
		10,444
Minnesota (0.3%):
Housing & Redevelopment Authority Revenue 5.00%, 11/15/44, Pre-refunded 11/15/25 @100	1,000	1,199
5.00%, 11/15/47, Continuously Callable @100	1,000	1,202
		2,401
Missouri (0.9%):
Cape Girardeau County IDA Revenue, 4.00%, 3/1/46, Continuously Callable @100	750	852
Health & Educational Facilities Authority of the State of Missouri Revenue, 4.00%, 2/1/48, Continuously Callable @100	1,500	1,635
Health & Educational Facilities Authority Revenue 5.00%, 8/1/45, Continuously Callable @100	1,270	1,371
4.00%, 2/15/49, Continuously Callable @100	250	284

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/38, Continuously Callable @100	$1,000	$1,206
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/49, Continuously Callable @100	1,000	1,249
		6,597
Nebraska (0.2%):
Douglas County Hospital Authority No. 3 Revenue, 5.00%, 11/1/48, Continuously Callable @100	1,000	1,160
Nevada (0.6%):
City of Carson City Revenue, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,204
Las Vegas Convention & Visitors Authority Revenue, Series C, 4.00%, 7/1/41, Continuously Callable @100	1,555	1,708
Las Vegas Redevelopment Agency Tax Allocation, 5.00%, 6/15/45, Continuously Callable @100	1,500	1,677
		4,589
New Jersey (2.7%):
New Jersey Economic Development Authority Revenue 5.00%, 6/15/29, Continuously Callable @100	1,000	1,044
5.00%, 6/15/42, Continuously Callable @100	2,000	2,366
5.00%, 6/15/43, Continuously Callable @100	1,000	1,213
Series A, 4.00%, 7/1/34, Continuously Callable @100	1,000	1,106
Series A, 5.00%, 6/15/47, Continuously Callable @100	1,000	1,184
Series B, 5.00%, 6/15/43, Continuously Callable @100	1,000	1,210
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/37, Continuously Callable @100	500	596
New Jersey Educational Facilities Authority Revenue, Series B, 5.00%, 9/1/36, Continuously Callable @100	1,000	1,177
New Jersey Educational Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series C, 4.00%, 7/1/50, Continuously Callable @100	1,000	1,134
New Jersey Health Care Facilities Financing Authority Revenue, 5.00%, 10/1/37, Continuously Callable @100	1,000	1,183
New Jersey Transportation Trust Fund Authority Revenue Series A, 5.00%, 12/15/35, Continuously Callable @100	1,000	1,228
Series AA, 5.00%, 6/15/44, Continuously Callable @100	1,000	1,100
Series AA, 4.00%, 6/15/50, Continuously Callable @100	1,000	1,142
New Jersey Turnpike Authority Revenue, Series A, 4.00%, 1/1/51, Continuously Callable @100	1,000	1,180
South Jersey Transportation Authority LLC Revenue, Series A, 5.00%, 11/1/39, Continuously Callable @100	1,250	1,386
South Jersey Transportation Authority Revenue, Series A, 4.00%, 11/1/50, Continuously Callable @100	1,000	1,144
The Atlantic County Improvement Authority Revenue, 4.00%, 7/1/53, Continuously Callable @100	750	882

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 6/1/46, Continuously Callable @100	$500	$603
		20,878
New Mexico (0.2%):
New Mexico Hospital Equipment Loan Council Revenue, Series LA, 5.00%, 7/1/49, Continuously Callable @102	1,500	1,666
New York (1.5%):
Metropolitan Transportation Authority Revenue, Series C, 5.00%, 11/15/42, Continuously Callable @100	1,000	1,069
New York Liberty Development Corp. Revenue 5.25%, 10/1/35	630	907
5.50%, 10/1/37	1,500	2,265
2.80%, 9/15/69, Continuously Callable @100	1,000	1,012
New York State Dormitory Authority Revenue Series A, 4.00%, 3/15/47, Continuously Callable @100	2,000	2,368
Series A, 4.00%, 9/1/50, Continuously Callable @100	2,000	2,277
New York State Dormitory Authority Revenue (INS — AMBAC Assurance Corp.), Series 1, 5.50%, 7/1/40	1,205	1,826
		11,724
North Carolina (0.4%):
North Carolina Medical Care Commission Revenue 5.00%, 10/1/35, Continuously Callable @100	1,000	1,150
5.00%, 1/1/49, Continuously Callable @104	1,500	1,671
		2,821
North Dakota (0.2%):
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @100	1,000	1,175
Ohio (0.2%):
County of Warren Revenue, Series A, 4.00%, 7/1/45, Continuously Callable @100	735	820
Southeastern Ohio Port Authority Revenue, 5.00%, 12/1/43, Continuously Callable @100	750	795
		1,615
Oklahoma (0.7%):
Comanche County Hospital Authority Revenue, Series A, 5.00%, 7/1/32, Continuously Callable @100	1,315	1,351
Garfield County Industrial Authority Revenue, 0.20%, 1/1/25, Callable 7/7/21 @100 (c) (f)	2,000	2,000
Oklahoma Development Finance Authority Revenue, Series B, 5.50%, 8/15/57, Continuously Callable @100	1,000	1,225
Tulsa County Industrial Authority Revenue, 5.25%, 11/15/37, Continuously Callable @102	750	840
		5,416
Oregon (0.5%):
Medford Hospital Facilities Authority Revenue, Series A, 4.00%, 8/15/50, Continuously Callable @100	1,000	1,164

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Oregon State Facilities Authority Revenue, 4.00%, 10/1/51, Continuously Callable @100	$1,000	$1,158
Salem Hospital Facility Authority Revenue, 5.00%, 5/15/53, Continuously Callable @102	1,250	1,409
		3,731
Pennsylvania (5.1%):
Adams County General Authority Revenue, 4.00%, 8/15/45, Continuously Callable @100	1,455	1,712
Allegheny County Hospital Development Authority Revenue 4.00%, 7/15/39, Continuously Callable @100	1,185	1,375
5.00%, 4/1/47, Continuously Callable @100	1,000	1,212
Altoona Area School District, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/48, Continuously Callable @100	1,000	1,155
Berks County IDA Revenue 5.00%, 5/15/43, Continuously Callable @102	350	394
5.00%, 11/1/50, Continuously Callable @100	1,500	1,564
Bucks County IDA Revenue, 4.00%, 8/15/44, Continuously Callable @100	1,000	1,134
Butler County Hospital Authority Revenue, 5.00%, 7/1/39, Continuously Callable @100	1,125	1,277
Canon Mcmillan School District, GO, 4.00%, 6/1/48, Continuously Callable @100	1,500	1,674
Chester County IDA Revenue, 5.00%, 10/1/44, Continuously Callable @100	1,000	1,057
City of Erie Higher Education Building Authority Revenue, 5.00%, 5/1/47, Continuously Callable @100	1,050	1,265
Commonwealth Financing Authority Revenue, 5.00%, 6/1/35, Continuously Callable @100	1,000	1,226
Commonwealth of Pennsylvania Certificate of Participation, Series A, 5.00%, 7/1/43, Continuously Callable @100	1,000	1,212
County of Lehigh Revenue, 4.00%, 7/1/49, Continuously Callable @100	1,000	1,156
Indiana County Hospital Authority Revenue, Series A, 6.00%, 6/1/39, Continuously Callable @100	1,625	1,710
Lancaster County Hospital Authority Revenue, 5.00%, 11/1/35, Continuously Callable @100	1,000	1,144
Latrobe IDA Revenue, 4.00%, 3/1/51, Continuously Callable @100	800	869
Montgomery County IDA Revenue 5.25%, 1/15/45, Continuously Callable @100	1,000	1,104
Series C, 4.00%, 11/15/43, Continuously Callable @103	600	674
Northampton County General Purpose Authority Revenue 4.00%, 8/15/40, Continuously Callable @100	1,000	1,122
5.00%, 8/15/43, Continuously Callable @100	1,000	1,229
Pennsylvania Economic Development Financing Authority Revenue, Series A, 4.00%, 10/15/51, Continuously Callable @100	1,000	1,180
Pennsylvania Turnpike Commission Revenue Series A-1, 5.00%, 12/1/46, Continuously Callable @100	1,000	1,157
Series A-1, 5.00%, 12/1/47, Continuously Callable @100	1,000	1,222
Series B, 5.00%, 12/1/39, Continuously Callable @100	1,000	1,237
Series B, 5.25%, 12/1/44, Continuously Callable @100	1,000	1,147

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Philadelphia IDA Revenue, 5.00%, 8/1/50, Continuously Callable @100	$1,050	$1,221
Reading School District, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/38, Continuously Callable @100	1,500	1,811
School District of Philadelphia, GO, Series F, 5.00%, 9/1/37, Continuously Callable @100	1,000	1,197
The Philadelphia School District, GO, Series A, 5.00%, 9/1/38, Continuously Callable @100	1,000	1,238
Wilkes-Barre Area School District, GO (INS — Build America Mutual Assurance Co.), 4.00%, 4/15/49, Continuously Callable @100	1,500	1,713
		38,388
Puerto Rico (0.1%):
Commonwealth of Puerto Rico, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 7/1/35, Continuously Callable @100	1,000	1,034
Rhode Island (0.2%):
Rhode Island Housing & Mortgage Finance Corp. Revenue, Series 15-A, 6.85%, 10/1/24, Continuously Callable @100	40	40
Rhode Island Turnpike & Bridge Authority Revenue, Series A, 5.00%, 10/1/40, Continuously Callable @100	1,000	1,184
		1,224
South Carolina (0.5%):
Piedmont Municipal Power Agency Revenue (INS — Assured Guaranty Municipal Corp.), Series D, 5.75%, 1/1/34, Continuously Callable @100	2,000	2,008
South Carolina Jobs-Economic Development Authority Revenue 5.00%, 11/15/47, Continuously Callable @103	1,000	1,157
4.00%, 4/1/49, Continuously Callable @103	620	661
		3,826
Tennessee (0.8%):
Greeneville Health & Educational Facilities Board Revenue, 5.00%, 7/1/37, Continuously Callable @100	1,500	1,815
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue 5.00%, 10/1/45, Continuously Callable @100	1,000	1,125
5.00%, 7/1/46, Continuously Callable @100	1,000	1,181
5.00%, 10/1/48, Continuously Callable @100	500	584
The Metropolitan Nashville Airport Authority Revenue, Series A, 4.00%, 7/1/49, Continuously Callable @100	1,000	1,170
		5,875
Texas (8.0%):
Arlington Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund), 4.00%, 8/15/44, Continuously Callable @100	2,165	2,510
Austin Convention Enterprises, Inc. Revenue, 5.00%, 1/1/34, Continuously Callable @100	1,380	1,394
Bexar County Health Facilities Development Corp. Revenue, 5.00%, 7/15/37, Continuously Callable @105	1,000	1,113
Central Texas Regional Mobility Authority Revenue 4.00%, 1/1/41, Continuously Callable @100	1,000	1,100
Series A, 5.00%, 1/1/45, Continuously Callable @100	1,000	1,152

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Central Texas Turnpike System Revenue, Series C, 5.00%, 8/15/42, Continuously Callable @100	$1,000	$1,125
City of Arlington Special Tax (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 2/15/48, Continuously Callable @100	1,000	1,226
City of Houston Hotel Occupancy Tax & Special Revenue 5.00%, 9/1/39, Continuously Callable @100	1,000	1,121
5.00%, 9/1/40, Continuously Callable @100	1,000	1,119
City of Irving Texas Revenue, 5.00%, 8/15/43, Continuously Callable @100	1,000	1,136
City of Laredo Waterworks & Sewer System Revenue, 4.00%, 3/1/41, Continuously Callable @100	1,000	1,116
City of Lewisville Special Assessment (INS — ACA Financial Guaranty Corp.), 5.80%, 9/1/25 (c)	3,420	3,577
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 5.00%, 8/15/39, Continuously Callable @100	1,000	1,132
4.00%, 8/15/44, Continuously Callable @100	1,000	1,179
County of Bexar Revenue, 4.00%, 8/15/44, Continuously Callable @100	1,500	1,645
Everman Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 2/15/50, Continuously Callable @100	1,500	1,764
Harris County Cultural Education Facilities Finance Corp. Revenue, 5.00%, 6/1/38, Continuously Callable @100	1,000	1,045
Harris County Hospital District Revenue, 4.00%, 2/15/42, Continuously Callable @100	1,000	1,115
Houston Higher Education Finance Corp. Revenue, 4.00%, 10/1/51, Continuously Callable @100	1,100	1,172
Karnes County Hospital District Revenue, 5.00%, 2/1/44, Continuously Callable @100	1,000	1,107
Martin County Hospital District, GO, 4.00%, 4/1/36, Continuously Callable @100 (g)	350	400
Matagorda County Navigation District No. 1 Revenue, 4.00%, 6/1/30, Continuously Callable @100	1,000	1,066
Mesquite Health Facilities Development Corp. Revenue, 5.00%, 2/15/35, Continuously Callable @100	1,000	793
New Hope Cultural Education Facilities Finance Corp. Revenue Series A, 5.00%, 4/1/47, Pre-refunded 4/1/25 @100	1,600	1,875
Series A, 5.00%, 7/1/47, Continuously Callable @100	1,000	850
New Hope Cultural Education Facilities Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series A1, 5.00%, 7/1/38, Continuously Callable @100	225	275
North Texas Tollway Authority Revenue Series B, 5.00%, 1/1/31, Continuously Callable @100	1,500	1,676
Series B, 5.00%, 1/1/45, Continuously Callable @100	1,000	1,145
Port of Arthur Navigation District Industrial Development Corp. Revenue, 0.10%, 3/1/42, Callable 9/1/21 @100 (f)	3,000	3,000
Port of Port Arthur Navigation District Revenue 0.06%, 4/1/40, Continuously Callable @100 (f)	1,850	1,850
0.16%, 11/1/40, Continuously Callable @100 (c) (f)	4,650	4,650
Series B, 0.06%, 4/1/40, Continuously Callable @100 (f)	4,300	4,300
Series C, 0.08%, 4/1/40, Continuously Callable @100 (f)	3,400	3,400

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Princeton Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/43, Continuously Callable @100	$1,000	$1,238
Prosper Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @100	1,000	1,233
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/46, Continuously Callable @100	1,000	1,164
Series A, 5.00%, 11/15/45, Continuously Callable @100	1,000	910
Series B, 5.00%, 11/15/36, Continuously Callable @100	1,000	965
Series B, 5.00%, 7/1/48, Continuously Callable @100	1,500	1,831
		60,469
Virginia (0.1%):
Alexandria IDA Revenue, 5.00%, 10/1/45, Continuously Callable @100	1,000	1,119
Washington (0.8%):
King County Public Hospital District No 2, GO, Series A, 4.00%, 12/1/41, Continuously Callable @100	1,000	1,162
Washington Health Care Facilities Authority Revenue 4.00%, 7/1/42, Continuously Callable @100	1,000	1,122
5.00%, 1/1/47, Continuously Callable @100	1,000	1,157
Washington Higher Education Facilities Authority Revenue, 4.00%, 5/1/45, Continuously Callable @100	1,100	1,289
Washington State Housing Finance Commission Revenue 5.00%, 1/1/38, Continuously Callable @102 (h)	1,000	1,155
Series A-1, 3.50%, 12/20/35	300	349
		6,234
West Virginia (0.2%):
West Virginia Hospital Finance Authority Revenue, 4.00%, 1/1/38, Continuously Callable @100	1,500	1,713
Wisconsin (1.2%):
Public Finance Authority Revenue 5.00%, 7/1/38, Continuously Callable @100	1,000	1,231
4.00%, 1/1/45, Continuously Callable @100	1,440	1,659
Series A, 5.25%, 10/1/48, Continuously Callable @100	1,500	1,742
Series A, 4.00%, 10/1/49, Continuously Callable @100	1,500	1,711
Public Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/44, Continuously Callable @100	600	728
Wisconsin Health & Educational Facilities Authority Revenue 5.25%, 4/15/35, Pre-refunded 4/15/23 @100	1,000	1,094
5.00%, 9/15/45, Continuously Callable @100	1,000	1,061
		9,226
Total Municipal Bonds (Cost $375,123)		398,406
U.S. Treasury Obligations (0.1%)
U.S. Treasury Bills, 0.04%, 7/15/21 (k)	700	700
Total U.S. Treasury Obligations (Cost $700)		700

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (0.0%) (l)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (m)	244,235	$244
HSBC U.S. Government Money Market Fund I Shares, 0.03% (m)	38,700	39
Total Collateral for Securities Loaned (Cost $283)		283
Total Investments (Cost $488,958) — 100.1%		759,818
Liabilities in excess of other assets — (0.1)%		(690)
NET ASSETS — 100.00%		$759,128

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments, delayed delivery, and/or when-issued securities.

(d)  Rounds to less than $1 thousand.

(e)  Northern Trust Corp. is the parent of Northern Trust Investments Inc., which is the sub adviser of the Fund.

(f)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(h)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $17,049 (thousands) and amounted to 2.2% of net assets.

(i)  Zero-coupon bond.

(j)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, illiquid securities were 0.1% of net assets.

(k)  Rate represents the effective yield at May 31, 2021.

(l)  Amount represents less than 0.05% of net assets.

(m)  Rate disclosed is the daily yield on May 31, 2021.

AMBAC — American Municipal Bond Assurance Corporation

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2021

GO — General Obligation

IDA — Industrial Development Authority

LLC — Limited Liability Company

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	11	6/18/21	$2,196,197	$2,311,320	$115,123
	Total unrealized appreciation				$115,123
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$115,123

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Growth and Tax Strategy Fund
Assets:
Investments, at value (Cost $488,958)	$759,818	(a)
Cash	3,457
Receivables:
Interest and dividends	4,682
Capital shares issued	269
Variation margin on open futures contracts	2
From Adviser	5
Prepaid expenses	39
Total Assets	768,272
Liabilities:
Payables:
Collateral received on loaned securities	283
Investments purchased	8,238
Capital shares redeemed	221
Accrued expenses and other payables:
Investment advisory fees	192
Administration fees	94
Custodian fees	3
Transfer agent fees	44
Compliance fees	—	(b)
Trustees' fees	1
12b-1 fees	1
Other accrued expenses	67
Total Liabilities	9,144
Net Assets:
Capital	497,153
Total accumulated earnings/(loss)	261,975
Net Assets	$759,128
Net Assets
Fund Shares	$701,841
Institutional Shares	55,541
Class A	525
Class C	1,221
Total	$759,128
Shares (unlimited number of shares authorized with no par value):
Fund Shares	27,790
Institutional Shares	2,201
Class A	21
Class C	49
Total	30,061
Net asset value, offering and redemption price per share: (c)
Fund Shares	$25.25
Institutional Shares	$25.24
Class A	$25.22
Class C (d)	$25.12
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$25.80

(a)  Includes $265 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

	USAA Growth and Tax Strategy Fund
Investment Income:
Dividends	$5,053
Interest	11,292
Securities lending (net of fees)	4
Total Income	16,349
Expenses:
Investment advisory fees	2,161
Administration fees — Fund Shares	956
Administration fees — Institutional Shares (a)	29
Administration fees — Class A (a)	—	(b)
Administration fees — Class C (a)	1
Sub-Administration fees	45
12b-1 fees — Class A (a)	—	(b)
12b-1 fees — Class C (a)	4
Custodian fees	24
Transfer agent fees — Fund Shares (a)	412
Transfer agent fees — Institutional Shares (a)	29
Transfer agent fees — Class A (a)	—	(b)
Transfer agent fees — Class C (a)	—	(b)
Trustees' fees	50
Compliance fees	4
Legal and audit fees	65
State registration and filing fees	99
Other expenses	109
Total Expenses	3,988
Expenses waived/reimbursed by Adviser	(38)
Net Expenses	3,950
Net Investment Income (Loss)	12,399
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	5,222
Net realized gains (losses) from futures contracts	1,602
Net change in unrealized appreciation/depreciation on investment securities	117,105
Net change in unrealized appreciation/depreciation on futures contracts	(896)
Net realized/unrealized gains (losses) on investments	123,033
Change in net assets resulting from operations	$135,432

(a)  Institutional Shares, Class A and Class C commenced operations on June 29, 2020.

(b)  Rounds to less than $1 thousand.
See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth and Tax Strategy Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$12,399	$13,142
Net realized gains (losses) from investments	6,824	(14,260)
Net change in unrealized appreciation/depreciation on investments	116,209	30,136
Change in net assets resulting from operations	135,432	29,018
Distributions to Shareholders:
Fund Shares	(11,933)	(12,679)
Institutional Shares (a)	(467)	—
Class A (a)	(1)	—
Class C (a)	(5)	—
Change in net assets resulting from distributions to shareholders	(12,406)	(12,679)
Change in net assets resulting from capital transactions	42,523	50,920
Change in net assets	165,549	67,259
Net Assets:
Beginning of period	593,579	526,320
End of period	$759,128	$593,579

(a) Institutional Shares, Class A and Class C commenced operations on June 29, 2020.

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Growth and Tax Strategy Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$128,688	$180,586
Distributions reinvested	11,096	11,553
Cost of shares redeemed	(149,077)	(141,219)
Total Fund Shares	$(9,293)	$50,920
Institutional Shares (a)
Proceeds from shares issued	$56,777	$—
Distributions reinvested	130	—
Cost of shares redeemed	(6,753)	—
Total Institutional Shares	$50,154	$—
Class A (a)
Proceeds from shares issued	$520	$—
Distributions reinvested	1	—
Cost of shares redeemed	(22)	—
Total Class A	$499	$—
Class C (a)
Proceeds from shares issued	$1,181	$—
Distributions reinvested	4	—
Cost of shares redeemed	(22)	—
Total Class C	$1,163	$—
Change in net assets resulting from capital transactions	$42,523	$50,920
Share Transactions:
Fund Shares
Issued	5,514	8,571
Reinvested	491	571
Redeemed	(6,530)	(6,904)
Total Fund Shares	(525)	2,238
Institutional Shares (a)
Issued	2,477	—
Reinvested	6	—
Redeemed	(282)	—
Total Institutional Shares	2,201	—
Class A (a)
Issued	22	—
Reinvested	— (b)	—
Redeemed	(1)	—
Total Class A	21	—
Class C (a)
Issued	50	—
Reinvested	— (b)	—
Redeemed	(1)	—
Total Class C	49	—
Change in Shares	1,746	2,238

(a) Institutional Shares, Class A and Class C commenced operations on June 29, 2020.

(b) Rounds to less than 1 thousand shares.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth and Tax Strategy Fund
Fund Shares
Year Ended: May 31, 2021	$20.96	0.43	(d)	4.29	4.72	(0.43)	—
May 31, 2020	$20.18	0.47	(d)	0.77	1.24	(0.46)	—
May 31, 2019	$19.77	0.47		0.47	0.94	(0.48)	(0.05)
May 31, 2018	$18.76	0.44		1.01	1.45	(0.44)	—
May 31, 2017	$17.79	0.42		0.96	1.38	(0.41)	—
Institutional Shares
June 29, 2020 (f) through May 31, 2021	$21.05	0.40	(d)	4.12	4.52	(0.33)	—
Class A
June 29, 2020 (f) through May 31, 2021	$21.05	0.31	(d)	4.16	4.47	(0.30)	—
Class C
June 29, 2020 (f) through May 31, 2021	$21.05	0.16	(d)	4.13	4.29	(0.22)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects an overall increase in purchases and sales of securities.

(f)  Commencement of operations.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Growth and Tax Strategy Fund
Fund Shares
Year Ended: May 31, 2021	(0.43)	$25.25	22.79%	0.59%	1.86%	0.59%	$701,841	11%
May 31, 2020	(0.46)	$20.96	6.25%	0.57%	2.25%	0.57%	$593,579	34	%(e)
May 31, 2019	(0.53)	$20.18	4.83%	0.60%	2.44%	0.60%	$526,320	7%
May 31, 2018	(0.44)	$19.77	7.81%	0.68%	2.32%	0.68%	$459,682	10%
May 31, 2017	(0.41)	$18.76	7.88%	0.84%	2.33%	0.84%	$391,020	4%
Institutional Shares
June 29, 2020 (f) through May 31, 2021	(0.33)	$25.24	21.62%	0.56%	1.80%	0.59%	$55,541	11%
Class A
June 29, 2020 (f) through May 31, 2021	(0.30)	$25.22	21.35%	0.86%	1.38%	13.45%	$525	11%
Class C
June 29, 2020 (f) through May 31, 2021	(0.22)	$25.12	20.47%	1.60%	0.70%	5.63%	$1,221	11%

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth and Tax Strategy Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A and Class C. The Fund is classified as diversified under the 1940 Act. The Institutional Shares, Class A and Class C commenced operations on June 29, 2020. Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$360,429	$—	$—	$360,429
Municipal Bonds	—	398,406	—	398,406
U.S. Treasury Obligations	—	700	—	700
Collateral for Securities Loaned	283	—	—	283
Total	$360,712	$399,106	$—	$759,818
Other Financial Investments^
Assets:
Futures Contracts	115	—	—	115
Total	$115	$—	$—	$115

^  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value ("NAV"). No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Schedule of Portfolio Investments. During the year ended May 31, 2021, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2021 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$115	$—

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$1,602	$(896)

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$265	$—	$283

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$34,625	$28,940	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$97,033	$68,148

There were no purchases or sales of U.S. government securities during the year ended May 31, 2021.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.30% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Composite Index which is comprised of 51% of the Lipper General & Insured Municipal Bond Funds Index and 49% of the Lipper Large-Cap Core Funds Index.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Composite Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to May 31, 2021, performance adjustments were $161, $(1), less than $1 thousand and less than $(1) thousand for Fund Shares, Institutional Shares, Class A, and Class C, in thousands, respectively. Performance adjustments were 0.03%, less than (0.01)%, less than 0.01%, and less than (0.01)%, for Fund Shares, Institutional Shares, Class A, and Class C, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into a Subadvisory Agreement with Northern Trust Investments, Inc. ("NTI") under which NTI directs the investment and reinvestment of the Fund's assets allocated to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Board and VCM. This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, 0.15% and 0.15% of average daily net assets of the Fund Shares, Institutional Shares, Class A and Class C, respectively. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class C and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A and 1.00% of the average daily net assets of Class C. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor for the year ended May 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended May 31, 2021, the Distributor received less than $1 thousand dollars from commissions earned on the sale of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limits (excluding voluntary waivers) were 0.61%, 0.57%, 0.86% and 1.61% for Fund Shares, Institutional Shares, Class A and Class C, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2024	Total
$38	$38

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021			Year Ended May 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Tax-Exempt Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Tax-Exempt Income	Total Distributions Paid
$3,509	$8,897	$12,406	$3,912	$83	$8,684	$12,679

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,473	$102	$2,575	$(11,277)	$270,677	$261,975

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, futures, and REITs/return of capital.

As of May 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$11,277	$11,277

During the most recent tax year ended May 31, 2021, the Fund utilized $5,857 thousand of capital loss carryforwards.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$489,141	$274,588	$(3,911)	$270,677

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth and Tax Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth and Tax Strategy Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
Fund Shares	$1,000.00	$1,095.00	$1,022.09	$2.98	$2.87	0.57%
Institutional Shares	1,000.00	1,095.00	1,022.14	2.92	2.82	0.56%
Class A	1,000.00	1,093.70	1,020.64	4.49	4.33	0.86%
Class C	1,000.00	1,089.50	1,016.90	8.39	8.10	1.61%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Tax Exempt Distributions
100%	100%	$8,897

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Growth & Tax Strategy Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Northern Trust Investments, Inc. (the "Subadviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2020.

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees and also noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended September 30, 2020, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23403-0721

MAY 31, 2021

Annual Report

USAA Managed Allocation Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information (Unaudited)	23
Trustees' and Officers' Information	23
Proxy Voting and Portfolio Holdings Information	29
Expense Example	29
Advisory Contract Agreement	30
Liquidity Risk Management Program	33
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can and will change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Managed Allocation Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Managed Allocation Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Managed Allocation Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2021, the Fund had a total return of 24.31%. This compares to returns of 40.32% for the S&P 500® Index and -0.40% for the Bloomberg Barclays U.S. Aggregate Bond Index.

•  What strategies did you employ during the reporting period?

This Fund is designed to provide us with the flexibility to implement tactical asset allocation shifts within a client's managed portfolio program. By using the Fund in this manner, we can make allocation changes to the managed portfolios quicker and with less disruption than we would by shifting their existing holdings. The Fund primarily uses exchange-traded funds, or ETFs, to implement our asset allocation views since ETFs are highly liquid vehicles that allow us to apply our tactical allocation decisions efficiently. The Fund's allocations reflect the need to round out the USAA Managed Portfolios, rather than representing an active strategy.

With this in mind, the Fund's positive reporting period mainly reflected our exposure to equity during the reporting period. On the domestic side, we held a position in large-cap U.S. stocks, which benefitted the Fund relative to other investable asset classes. We held both a global fund and emerging markets fund that both positively contributed to relative performance.

Within the fixed-income portion of the portfolio, the Fund held a position in an ETF that tracked the performance of investment grade corporate bonds that slightly contributed to performance. An emerging market bond ETF contributed positively to performance.

Thank you for allowing us to help you manage your investments.

5

USAA Mutual Funds Trust

USAA Managed Allocation Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares
INCEPTION DATE	2/1/10
	Net Asset Value	S&P 500 Index[1]	Bloomberg Barclays U.S. Aggregate Bond Index[2]
One Year	24.31%	40.32%	-0.40%
Five Year	7.55%	17.16%	3.25%
Ten Year	5.22%	14.38%	3.29%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Managed Allocation Fund — Growth of $10,000

1The unmanaged S&P 500 Index is a market-capitalization-weighted index that measures the performance of the common stocks of 500 leading U.S. companies. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Managed Allocation Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to maximize total return, consisting primarily of capital appreciation.

Asset Allocation*:

May 31, 2021

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Managed Allocation Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (99.8%)
iShares Core S&P 500 ETF	390,527	$164,666
Vanguard Total World Stock ETF (a)	4,811,365	495,137
Total Exchange-Traded Funds (Cost $561,658)		659,803
Collateral for Securities Loaned^ (2.4%)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (b)	992,950	993
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (b)	4,097,175	4,097
HSBC U.S. Government Money Market Fund I Shares, 0.03% (b)	10,778,425	10,779
Total Collateral for Securities Loaned (Cost $15,869)		15,869
Total Investments (Cost $577,527) — 102.2%		675,672
Liabilities in excess of other assets — (2.2)%		(14,372)
NET ASSETS — 100.00%		$661,300

At May 31, 2021, the Fund's investments in foreign securities were 74.9% of net assets.

ETF — Exchange-Traded Fund

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on May 31, 2021.

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Managed Allocation Fund
Assets:
Investments, at value (Cost $577,527)	$675,672	(a)
Cash	2,117
Receivables:
Interest and dividends	3
Capital shares issued	66
From Adviser	89
Prepaid expenses	4
Total Assets	677,951
Liabilities:
Payables:
Collateral received on loaned securities	15,869
Capital shares redeemed	308
Accrued expenses and other payables:
Investment advisory fees	335
Administration fees	28
Custodian fees	5
Transfer agent fees	28
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	77
Total Liabilities	16,651
Net Assets:
Capital	537,572
Total accumulated earnings/(loss)	123,728
Net Assets	$661,300
Shares (unlimited number of shares authorized with no par value):	46,764
Net asset value, offering and redemption price per share: (c)	$14.14

(a)  Includes $15,560 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

USAA Managed Allocation Fund
Investment Income:
Dividends	$11,047
Interest	14
Securities lending (net of fees)	185
Total Income	11,246
Expenses:
Investment advisory fees	3,939
Administration fees	328
Sub-Administration fees	18
Custodian fees	29
Transfer agent fees	328
Trustees' fees	51
Compliance fees	4
Legal and audit fees	57
State registration and filing fees	30
Interfund lending fees	1
Line of credit fees	1
Other expenses	137
Total Expenses	4,923
Expenses waived/reimbursed by Adviser	(1,050)
Net Expenses	3,873
Net Investment Income (Loss)	7,373
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	77,147
Net change in unrealized appreciation/depreciation on investment securities	58,529
Net realized/unrealized gains (losses) on investments	135,676
Change in net assets resulting from operations	$143,049

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Managed Allocation Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$7,373	$17,207
Net realized gains (losses) from investments	77,147	(28,991)
Net change in unrealized appreciation/depreciation on investments	58,529	57,008
Change in net assets resulting from operations	143,049	45,224
Change in net assets resulting from distributions to shareholders	(8,738)	(19,579)
Change in net assets resulting from capital transactions	(133,803)	(89,372)
Change in net assets	508	(63,727)
Net Assets:
Beginning of period	660,792	724,519
End of period	$661,300	$660,792
Capital Transactions:
Proceeds from shares issued	$31,378	$54,008
Distributions reinvested	8,737	19,579
Cost of shares redeemed	(173,918)	(162,959)
Change in net assets resulting from capital transactions	$(133,803)	$(89,372)
Share Transactions:
Issued	2,457	4,613
Reinvested	682	1,636
Redeemed	(13,694)	(14,195)
Change in Shares	(10,555)	(7,946)

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Managed Allocation Fund
Year Ended: May 31, 2021	$11.53	0.14	(a)	2.64	2.78	(0.17)	—
May 31, 2020	$11.10	0.28	(a)	0.47	0.75	(0.32)	—
May 31, 2019	$12.01	0.20		(0.92)	(0.72)	(0.11)	(0.08)
May 31, 2018	$11.61	0.23		0.46	0.69	(0.29)	—
May 31, 2017	$10.90	0.24		0.72	0.96	(0.25)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Reflects an increase in trading activity due to asset allocation shifts.

(c)  Reflects a return to normal trading levels after a prior year transition or allocation shift.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Managed Allocation Fund
Year Ended: May 31, 2021	(0.17)	$14.14	24.31%	0.59%	1.12%	0.75%	$661,300	152%
May 31, 2020	(0.32)	$11.53	6.66%	0.60%	2.38%	0.74%	$660,792	167%
May 31, 2019	(0.19)	$11.10	(5.92)%	0.75%	1.72%	0.75%	$724,519	156	%(b)
May 31, 2018	(0.29)	$12.01	5.91%	0.74%	1.83%	0.74%	$808,509	97	%(c)
May 31, 2017	(0.25)	$11.61	8.94%	0.76%	2.13%	0.76%	$765,879	194	%(b)

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Managed Allocation Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$659,803	$—	$—	$659,803
Collateral for Securities Loaned	15,869	—	—	15,869
Total	$675,672	$—	$—	$675,672

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$15,560	$—	$15,869

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$961,007	$952,589

There were no purchases or sales of U.S. government securities during the year ended May 31, 2021.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fee from 0.60% to 0.44%. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.05% of average daily net assets of the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual rate of 0.05% of average daily net assets plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limit (excluding voluntary waivers) was 0.74%.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of May 31, 2021, there were no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. These waivers are not available for recoupment and are reflected on the Statement of Operations as Expenses waived/reimbursed by Adviser.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Portfolio Reallocation Risk — The frequent changes in the allocation of the Fund's portfolio holdings may result in higher portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more brokerage commissions than it would without a reallocation policy. In addition, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

ETF Risk — ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Amount Outstanding at May 31, 2021	Average Borrowing	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$5,700	5	1.24%	5,700

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$42,473	2	0.58%	$64,000

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$1	$(1)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021		Year Ended May 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$8,738	$8,738	$19,579	$19,579

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$18,737	$6,937	$25,674	$98,054	$123,728

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

During the most recent tax year ended May 31, 2021, the Fund utilized $52,213 thousand of capital loss carryforwards.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$577,618	$98,054	$—	$98,054

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Managed Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Managed Allocation Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

22

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

23

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

24

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

25

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

26

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

27

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

28

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
$1,000.00	$1,117.10	$1,021.99	$3.11	$2.97	0.59%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Managed Allocation Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

30

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory, and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, which included underlying fund expenses and after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-year period ended September 30, 2020, and was below the average of its performance universe for the three-, five- and ten-year periods ended September 30, 2020, and was below its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

93923-0721

MAY 31, 2021

Annual Report

USAA Emerging Markets Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Supplemental Information (Unaudited)	40
Trustees' and Officers' Information	40
Proxy Voting and Portfolio Holdings Information	46
Expense Examples	46
Additional Federal Income Tax Information	47
Advisory Contract Agreement	48
Liquidity Risk Management Program	52
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can and will change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Emerging Markets Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Emerging Markets Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Emerging Markets Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end sales charge). For the reporting period ended May 31, 2021, the Fund Shares, Institutional Shares, and Class A had total returns of 53.16%, 53.46%, and 53.15%, respectively. This compares to returns of 51.00% for the MSCI Emerging Markets Index and 56.01% for the Lipper Emerging Markets Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection and monitoring of the Fund's subadvisers. Lazard Asset Management is an external subadviser to the Fund, while Sophus Capital and Trivalent Investments are Victory Capital Management investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

During the one-year period ending on May 31, 2021, the Fund outperformed the benchmark MSCI Emerging Markets Index. On a country basis, stock selection in India, Malaysia, and Mexico helped performance. On the negative side, stock selection was a detractor in South Korea and Brazil.

Looking at performance from a sector standpoint, cyclical sectors helped the portfolio as market participants rotated out of growth names in favor of cyclicals during the first quarter of 2021. Stock selection in Industrials was the largest contributor and stock selection in Financials and Materials also had a strong positive impact. On the negative side, stock selection in Information Technology and Consumer Discretionary hurt performance, but both were slightly offset by positive allocation effects given an overweight allocation to the well performing Information Technology sector and an underweight to Consumer Discretionary, which lagged the overall index.

Thank you for allowing us to assist in your investment needs.

5

USAA Mutual Funds Trust

USAA Emerging Markets Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	11/7/94	8/1/08	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index[1]	Lipper Emerging Market Funds Index[2]
One Year	53.16%	53.46%	53.15%	51.00%	56.01%
Five Year	12.35%	12.58%	12.13%	13.88%	14.20%
Ten Year	2.50%	2.74%	2.24%	4.10%	4.81%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Emerging Markets Fund — Growth of $10,000

1The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the Lipper Emerging Markets Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Emerging Markets Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks capital appreciation.

Top 10 Sectors:

May 31, 2021

(% of Net Assets)

Information Technology	22.0%
Financials	21.8%
Communication Services	11.4%
Consumer Discretionary	11.1%
Materials	10.2%
Industrials	7.2%
Energy	3.9%
Health Care	3.4%
Consumer Staples	3.2%
Real Estate	2.4%

Country Allocation:

May 31, 2021

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.9%)
Brazil (5.8%):
Communication Services (0.3%):
TIM SA	953,679	$2,227
Consumer Discretionary (0.7%):
MRV Engenharia e Participacoes SA	141,800	473
Petrobras Distribuidora SA	1,054,700	5,222
		5,695
Consumer Staples (0.2%):
Sendas Distribuidora SA	23,137	397
SLC Agricola SA	80,700	821
		1,218
Energy (0.0%): (a)
Petro Rio SA (b)	100,000	379
Financials (1.4%):
B3 SA - Brasil Bolsa Balcao	1,167,900	3,931
Banco Bradesco SA, ADR	638,001	3,241
Banco do Brasil SA	508,495	3,268
Banco do Estado do Rio Grande do Sul SA Preference Shares	111,800	292
Porto Seguro SA	34,400	351
		11,083
Industrials (1.1%):
CCR SA	916,020	2,422
Randon SA Implementos e Participacoes Preference Shares	876,500	2,481
SIMPAR SA	342,189	3,412
		8,315
Information Technology (0.6%):
Cielo SA	648,400	524
Pagseguro Digital Ltd. Class A (b)	76,660	3,764
		4,288
Materials (0.9%):
Klabin SA (b)	416,200	2,104
Vale SA	202,600	4,462
		6,566
Real Estate (0.3%):
Multiplan Empreendimentos Imobiliarios SA	484,700	2,387
Utilities (0.3%):
Equatorial Energia SA	81,700	388
Neoenergia SA	463,800	1,677
Omega Geracao SA (b)	47,000	358
		2,423
		44,581

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Canada (1.7%):
Energy (0.3%):
Parex Resources, Inc. (b)	120,816	$2,112
Materials (1.4%):
First Quantum Minerals Ltd.	450,329	11,073
		13,185
Chile (0.3%):
Financials (0.3%):
Banco de Chile	23,511,586	2,425
China (26.8%):
Communication Services (6.2%):
Baidu, Inc., ADR (b)	21,634	4,246
NetEase, Inc., ADR	42,950	5,065
Tencent Holdings Ltd.	481,663	38,266
		47,577
Consumer Discretionary (5.1%):
Alibaba Group Holding Ltd., ADR (b)	116,699	24,971
China Yongda Automobiles Services Holdings Ltd.	1,264,500	2,216
JD.com, Inc., ADR (b)	50,414	3,728
Jiumaojiu International Holdings Ltd. (b) (c) (d)	704,000	2,783
JNBY Design Ltd. (d)	192,500	352
Meituan Class B (b) (c)	126,300	4,760
Q Technology Group Co. Ltd.	259,000	428
Tianneng Power International Ltd. (b) (d)	208,000	381
		39,619
Consumer Staples (1.5%):
By-health Co. Ltd. Class A	391,800	2,243
China Feihe Ltd. (c)	930,000	2,601
China Modern Dairy Holdings Ltd. (b) (d)	1,841,000	459
Hengan International Group Co. Ltd.	455,000	3,049
Wuliangye Yibin Co. Ltd. Class A	58,000	2,872
		11,224
Energy (0.8%):
China Oilfield Services Ltd. Class H	2,202,000	2,066
China Shenhua Energy Co. Ltd. Class H (d)	1,768,000	4,000
		6,066
Financials (4.7%):
360 DigiTech, Inc., ADR (b)	10,263	288
China Construction Bank Corp. Class H	7,595,000	6,238
China Merchants Bank Co. Ltd. Class H	1,315,000	12,135
Ping An Insurance Group Co. of China Ltd.	1,292,000	14,037
Postal Savings Bank of China Co. Ltd. Class H (c)	5,376,000	3,867
		36,565

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (1.4%):
China Animal Healthcare Ltd. (b) (e) (f)	1,673,000	$—
China Medical System Holdings Ltd.	207,000	530
Pharmaron Beijing Co. Ltd. Class H (c)	100,100	2,390
Sinopharm Group Co. Ltd. Class H	1,114,399	3,786
Wuxi Biologics Cayman, Inc. (b) (c)	276,431	4,305
		11,011
Industrials (2.3%):
Airtac International Group	177,000	6,368
China Lesso Group Holdings Ltd.	326,000	857
COSCO SHIPPING Holdings Co. Ltd. Class H (b)	1,593,000	3,344
Hangcha Group Co. Ltd. Class A	508,100	1,588
Luxshare Precision Industry Co. Ltd. Class A (b)	330,300	2,022
Zhejiang Expressway Co. Ltd. Class H	390,000	338
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	2,782,000	3,347
		17,864
Information Technology (1.5%):
21Vianet Group, Inc., ADR (b)	90,725	2,025
Chinasoft International Ltd.	3,300,000	4,240
Xiaomi Corp. Class B (b) (c)	902,400	3,387
Yonyou Network Technology Co. Ltd. Class A	393,600	2,241
		11,893
Materials (1.7%):
Anhui Conch Cement Co. Ltd. Class H	535,500	3,341
China Hongqiao Group Ltd.	2,221,000	3,578
China Molybdenum Co. Ltd. Class H	4,023,000	2,764
Wanhua Chemical Group Co. Ltd. Class A	192,700	3,290
		12,973
Real Estate (0.9%):
China SCE Group Holdings Ltd.	841,132	382
China Vanke Co. Ltd. Class H	591,100	2,043
KWG Living Group Holdings Ltd. (b)	481,000	500
Shimao Services Holdings Ltd. (c)	1,473,728	4,073
Times Neighborhood Holdings Ltd.	430,806	351
		7,349
Utilities (0.7%):
China Gas Holdings Ltd.	881,600	3,287
China Longyuan Power Group Corp. Ltd. Class H	1,277,000	1,802
China Tian Lun Gas Holdings Ltd. (d)	406,000	430
		5,519
		207,660

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Colombia (0.5%):
Financials (0.5%):
Bancolombia SA, ADR	128,169	$3,848
Cyprus (0.1%):
Financials (0.1%):
TCS Group Holding PLC, GDR	8,314	622
Egypt (0.3%):
Communication Services (0.0%): (a)
Telecom Egypt Co.	488,956	357
Financials (0.3%):
Commercial International Bank Egypt SAE Registered Shares, GDR (b)	573,172	1,993
		2,350
Greece (0.7%):
Financials (0.4%):
National Bank of Greece SA (b)	897,964	2,825
Industrials (0.3%):
Mytilineos SA (b)	115,795	2,170
Utilities (0.0%): (a)
Terna Energy SA	32,657	466
		5,461
Hong Kong (2.7%):
Communication Services (0.0%): (a)
NetDragon Websoft Holdings Ltd.	140,000	413
Consumer Discretionary (1.2%):
JS Global Lifestyle Co. Ltd. (b) (c)	901,500	2,651
Techtronic Industries Co. Ltd.	379,000	6,981
		9,632
Financials (0.5%):
BOC Hong Kong Holdings Ltd.	892,500	3,224
Far East Horizon Ltd.	278,000	304
		3,528
Health Care (0.1%):
The United Laboratories International Holdings Ltd.	446,000	416
Industrials (0.3%):
Pacific Basin Shipping Ltd. (b)	5,648,000	2,144
Sinotruk Hong Kong Ltd.	171,000	400
		2,544
Information Technology (0.3%):
ASM Pacific Technology Ltd.	190,000	2,507
GCL-Poly Energy Holdings Ltd. (b) (d) (e) (g)	874,000	197
		2,704

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.1%):
Nine Dragons Paper Holdings Ltd.	335,000	$505
Real Estate (0.1%):
China Overseas Grand Oceans Group Ltd.	1,093,000	692
Utilities (0.1%):
Canvest Environmental Protection Group Co. Ltd.	674,000	353
China Water Affairs Group Ltd. (d)	418,000	322
		675
		21,109
Hungary (0.7%):
Financials (0.6%):
OTP Bank Nyrt (b)	84,900	4,642
Health Care (0.1%):
Richter Gedeon Nyrt	19,106	542
		5,184
India (9.8%):
Consumer Discretionary (0.6%):
Apollo Tyres Ltd. (b)	163,565	501
Bajaj Auto Ltd. (b)	52,777	3,053
Mahindra CIE Automotive Ltd. (b)	148,616	412
Orient Electric Ltd. (b)	91,378	384
Welspun India Ltd.	287,184	352
		4,702
Consumer Staples (0.1%):
Kaveri Seed Co. Ltd.	58,406	580
Energy (1.2%):
Hindustan Petroleum Corp. Ltd.	1,031,533	3,980
Petronet LNG Ltd.	626,305	2,087
Reliance Industries Ltd.	109,150	3,252
		9,319
Financials (3.8%):
Axis Bank Ltd. (b)	121,830	1,261
Axis Bank Ltd., GDR (b)	80,081	4,081
Cholamandalam Investment & Finance Co. Ltd.	435,590	3,299
Federal Bank Ltd. (b)	2,102,332	2,528
HDFC Bank Ltd., ADR (b)	36,089	2,762
ICICI Bank Ltd., ADR (b)	579,518	10,437
LIC Housing Finance Ltd.	587,604	3,777
Muthoot Finance Ltd.	39,153	708
Power Finance Corp. Ltd.	248,845	413
		29,266

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.8%):
Ajanta Pharma Ltd.	15,952	$423
Alembic Pharmaceuticals Ltd. (b)	39,920	524
Divi's Laboratories Ltd. (b)	40,742	2,357
Dr Reddy's Laboratories Ltd.	34,410	2,521
Laurus Labs Ltd. (c)	69,389	501
		6,326
Industrials (0.2%):
Bharat Electronics Ltd.	201,201	403
Engineers India Ltd.	303,326	356
Escorts Ltd.	34,048	550
Grindwell Norton Ltd. (b)	23,747	400
		1,709
Information Technology (1.7%):
eClerx Services Ltd.	36,659	637
Infosys Ltd., ADR	505,638	9,779
Mindtree Ltd.	23,346	771
Tata Consultancy Services Ltd.	50,325	2,193
		13,380
Materials (1.2%):
Asian Paints Ltd.	63,180	2,595
Birla Corp. Ltd.	38,843	673
Coromandel International Ltd.	36,823	407
Dalmia Bharat Ltd. (b)	58,626	1,427
Jindal Steel & Power Ltd. (b)	137,214	770
NMDC Ltd.	1,361,380	3,418
		9,290
Utilities (0.2%):
CESC Ltd.	42,522	402
Gujarat Gas Ltd.	103,485	765
		1,167
		75,739
Indonesia (1.8%):
Communication Services (0.4%):
PT Media Nusantara Citra Tbk (b)	5,579,200	361
PT Telekomunikasi Indonesia Persero Tbk, ADR	128,484	2,983
		3,344
Financials (1.3%):
PT Bank Mandiri Persero Tbk	6,859,790	2,876
PT Bank Negara Indonesia Persero Tbk	6,954,600	2,625
PT Bank Rakyat Indonesia Persero Tbk	16,319,064	4,858
		10,359
Real Estate (0.1%):
PT Puradelta Lestari Tbk	26,178,300	392
		14,095

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Korea, Republic Of (18.6%):
Communication Services (2.2%):
AfreecaTV Co. Ltd.	6,809	$600
LG Uplus Corp.	274,260	3,710
NAVER Corp.	12,413	4,029
NCSoft Corp.	10,801	8,403
Neowiz (b)	15,494	323
		17,065
Consumer Discretionary (0.8%):
Coway Co. Ltd.	5,106	381
GS Home Shopping, Inc.	2,508	356
Hyundai Mobis Co. Ltd.	15,717	3,938
SL Corp.	24,474	728
SNT Motiv Co. Ltd.	8,508	490
Youngone Corp.	11,329	480
		6,373
Consumer Staples (0.4%):
Dongwon F&B Co. Ltd.	1,977	419
KT&G Corp.	29,108	2,199
Maeil Dairies Co. Ltd.	8,807	624
		3,242
Financials (2.2%):
DB Insurance Co. Ltd.	50,578	2,298
Hana Financial Group, Inc.	88,329	3,677
KIWOOM Securities Co. Ltd.	5,307	580
LX Holdings Corp. (b)	12,202	120
Samsung Securities Co. Ltd.	65,888	2,799
Shinhan Financial Group Co. Ltd.	89,779	3,408
Woori Financial Group, Inc.	366,759	3,659
		16,541
Health Care (0.9%):
Chong Kun Dang Pharmaceutical Corp.	2,595	303
Dongkook Pharmaceutical Co. Ltd.	14,455	373
Hugel, Inc. (b)	10,487	1,887
InBody Co. Ltd.	33,766	901
Osstem Implant Co. Ltd.	7,566	598
PharmaResearch Co. Ltd.	8,303	626
Samsung Biologics Co. Ltd. (b) (c)	2,778	2,107
		6,795
Industrials (1.8%):
CJ Corp.	24,195	2,484
CJ Logistics Corp. (b)	10,509	1,603
DL E&C Co. Ltd. (b)	4,448	536
Hanwha Aerospace Co. Ltd.	67,853	2,847
Hyundai Engineering & Construction Co. Ltd.	62,731	3,224
Hyundai Glovis Co. Ltd.	2,687	454
LG Corp.	25,161	2,279
Samsung Engineering Co. Ltd. (b)	40,173	681
		14,108

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (9.1%):
Partron Co. Ltd.	35,799	$335
Samsung Electronics Co. Ltd.	641,422	46,282
Seoul Semiconductor Co. Ltd.	25,314	448
SFA Engineering Corp.	12,848	487
Silicon Works Co. Ltd.	10,248	987
SK Hynix, Inc.	191,041	21,773
		70,312
Materials (1.2%):
Korea Petrochemical Ind Co. Ltd.	15,425	3,681
LG Chem Ltd.	3,030	2,219
PI Advanced Materials Co. Ltd.	56,930	2,301
Poongsan Corp.	10,266	370
Soulbrain Co. Ltd.	2,658	782
		9,353
		143,789
Luxembourg (0.4%):
Materials (0.4%):
Ternium SA, ADR	89,567	3,279
Malaysia (0.5%):
Communication Services (0.0%): (a)
Astro Malaysia Holdings Bhd	1,523,400	390
Energy (0.0%): (a)
Serba Dinamik Holdings Bhd	856,690	234
Financials (0.3%):
Public Bank Bhd	2,016,800	2,054
Information Technology (0.1%):
V.S. Industry Bhd	1,587,200	472
Real Estate (0.1%):
Eco World Development Group Bhd	3,406,400	507
Utilities (0.0%): (a)
Mega First Corp. Bhd	202,500	362
		4,019
Mexico (3.8%):
Communication Services (0.5%):
America Movil SAB de CV, ADR	234,928	3,611
Megacable Holdings SAB de CV	91,904	350
		3,961
Consumer Discretionary (0.3%):
Alsea SAB de CV (b) (d)	962,119	1,614
Betterware de Mexico SAB de CV	22,311	969
		2,583
Consumer Staples (0.3%):
Kimberly-Clark de Mexico SAB de CV Class A (d)	1,220,800	2,211

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.1%):
Vista Oil & Gas SAB de CV, ADR (b)	116,319	$416
Financials (0.9%):
Banco del Bajio SA (c) (d)	228,525	397
Grupo Financiero Banorte SAB de CV Class O	970,008	6,697
		7,094
Industrials (0.2%):
Controladora Vuela Cia de Aviacion SAB de CV, ADR (b)	105,167	1,814
Materials (1.1%):
Cemex SAB de CV, ADR (b)	453,727	3,757
Grupo Cementos de Chihuahua SAB de CV	128,734	954
Grupo Mexico SAB de CV Class B	769,309	3,753
		8,464
Real Estate (0.4%):
Corp Inmobiliaria Vesta SAB de CV (d)	1,126,230	2,321
Prologis Property Mexico SA de CV (d)	183,041	429
		2,750
		29,293
Netherlands (0.2%):
Communication Services (0.2%):
Yandex NV Class A (b)	27,885	1,883
Qatar (0.1%):
Energy (0.1%):
Qatar Gas Transport Co. Ltd.	469,533	400
Russian Federation (4.0%):
Communication Services (0.4%):
Mobile TeleSystems PJSC, ADR	395,878	3,610
Consumer Discretionary (0.4%):
Detsky Mir PJSC (c)	1,385,430	2,875
Energy (1.0%):
LUKOIL PJSC, ADR	70,919	5,759
Rosneft Oil Co. PJSC, GDR	279,346	1,982
		7,741
Financials (2.1%):
Moscow Exchange MICEX PJSC	153,080	351
Sberbank of Russia PJSC, ADR	303,236	5,119
Sberbank of Russia PJSC	2,501,304	10,587
		16,057
Materials (0.1%):
Polymetal International PLC	27,500	663
		30,946

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Saudi Arabia (0.3%):
Financials (0.3%):
The Saudi National Bank	144,889	$2,052
Health Care (0.0%): (a)
Mouwasat Medical Services Co.	9,067	446
		2,498
Singapore (0.3%):
Communication Services (0.3%):
Sea Ltd., ADR (b)	8,546	2,164
South Africa (3.2%):
Communication Services (0.5%):
MTN Group (b)	544,282	3,930
Consumer Discretionary (0.6%):
Imperial Logistics Ltd.	130,575	472
Mr Price Group Ltd.	230,370	3,901
		4,373
Energy (0.0%): (a)
Exxaro Resources Ltd.	39,936	446
Financials (1.1%):
Absa Group Ltd. (b)	275,549	2,863
Capitec Bank Holdings Ltd.	22,631	2,739
Standard Bank Group Ltd.	275,279	2,711
		8,313
Industrials (0.1%):
KAP Industrial Holdings Ltd. (b)	1,396,113	466
Materials (0.8%):
African Rainbow Minerals Ltd.	42,284	817
Impala Platinum Holdings Ltd.	309,972	5,638
		6,455
Real Estate (0.1%):
Redefine Properties Ltd. (b)	1,658,857	499
		24,482
Taiwan (11.4%):
Communication Services (0.1%):
International Games System Co. Ltd.	16,000	530
Consumer Discretionary (1.2%):
Gourmet Master Co. Ltd. (b)	371,000	2,232
Kenda Rubber Industrial Co. Ltd. (b)	257,000	375
Makalot Industrial Co. Ltd.	350,127	3,547
Merida Industry Co. Ltd.	87,000	1,011
Taiwan Paiho Ltd. (b)	125,000	430
Topkey Corp.	277,000	1,653
		9,248

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.6%):
King's Town Bank Co. Ltd. (b)	356,000	$527
Yuanta Financial Holding Co. Ltd.	4,240,640	3,913
		4,440
Health Care (0.1%):
Ginko International Co. Ltd. (b)	78,000	486
Industrials (0.6%):
Chicony Power Technology Co. Ltd.	191,000	476
China Airlines Ltd. (b)	496,000	314
Evergreen Marine Corp. Taiwan Ltd. (b)	1,164,000	4,134
		4,924
Information Technology (8.4%):
Arcadyan Technology Corp.	93,000	325
ASE Technology Holding Co. Ltd., ADR	320,811	2,573
AU Optronics Corp. (b)	550,000	513
Chipbond Technology Corp.	290,000	713
Compal Electronics, Inc.	456,000	385
Elan Microelectronics Corp. (b)	150,000	1,140
Elite Material Co. Ltd.	63,000	372
Gigabyte Technology Co. Ltd.	176,000	698
Hon Hai Precision Industry Co. Ltd., GDR	381,269	3,058
Hon Hai Precision Industry Co. Ltd.	746,000	3,052
Lite-On Technology Corp.	195,000	465
Macronix International	277,000	421
MediaTek, Inc.	243,000	8,712
Nanya Technology Corp.	1,317,000	3,885
Parade Technologies Ltd.	15,000	826
Radiant Opto-Electronics Corp.	163,000	693
Silicon Motion Technology Corp., ADR	98,136	6,474
Simplo Technology Co. Ltd.	44,000	579
Sinbon Electronics Co. Ltd.	41,000	393
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	11,479	1,347
Taiwan Semiconductor Manufacturing Co. Ltd.	1,162,000	25,017
Tripod Technology Corp.	136,000	630
Walsin Technology Corp.	392,000	2,965
		65,236
Materials (0.4%):
Cheng Loong Corp. (b)	311,000	463
China General Plastics Corp. (b)	416,000	533
Formosa Plastics Corp.	642,000	2,394
		3,390
		88,254
Thailand (1.7%):
Communication Services (0.0%): (a)
Major Cineplex Group PCL (b)	524,300	342

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (0.1%):
Sri Trang Agro-Industry PCL	354,100	$490
Energy (0.4%):
PTT PCL	2,383,200	3,009
Financials (0.4%):
Thanachart Capital PCL	332,600	364
The Siam Commercial Bank PCL	848,200	2,778
		3,142
Health Care (0.0%): (a)
Chularat Hospital PCL	3,685,000	415
Information Technology (0.1%):
Hana Microelectronics PCL Class R	239,700	461
Materials (0.3%):
The Siam Cement PCL (e)	170,100	2,392
Real Estate (0.4%):
AP Thailand PCL	8,490,300	2,321
Origin Property PCL	1,583,500	463
		2,784
		13,035
Turkey (1.2%):
Communication Services (0.3%):
Turk Telekomunikasyon A/S	3,004,581	2,450
Consumer Discretionary (0.1%):
Arcelik A/S (d)	151,931	561
Consumer Staples (0.3%):
Anadolu Efes Biracilik Ve Malt Sanayii A/S	610,986	1,632
Coca-Cola Icecek A/S	78,338	726
		2,358
Industrials (0.3%):
Tekfen Holding A/S (d)	103,552	182
Turkiye Sise ve Cam Fabrikalari A/S	2,002,229	1,814
		1,996
Information Technology (0.2%):
Logo Yazilim Sanayi Ve Ticaret A/S	86,824	1,407
Utilities (0.0%): (a)
Enerjisa Enerji A/S (c)	258,099	322
		9,094
United Kingdom (1.0%):
Consumer Staples (0.4%):
Unilever PLC	57,925	3,445

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.6%):
Anglo American PLC	95,414	$4,231
		7,676
Total Common Stocks (Cost $498,429)		757,071
Exchange-Traded Funds (0.2%)
United States (0.2%):
iShares MSCI Emerging Markets Small-Cap ETF (d)	16,905	1,038
Total Exchange-Traded Funds (Cost $992)		1,038
Collateral for Securities Loaned^ (0.9%)
United States (0.9%):
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (h)	691,821	692
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (h)	2,433,290	2,433
HSBC U.S. Government Money Market Fund I Shares, 0.03% (h)	3,986,308	3,986
Total Collateral for Securities Loaned (Cost $7,111)		7,111
Total Investments (Cost $506,532) — 99.0%		765,220
Other assets in excess of liabilities — 1.0%		7,959
NET ASSETS — 100.00%		$773,179

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $37,019 (thousands) and amounted to 4.8% of net assets.

(d)  All or a portion of this security is on loan.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, illiquid securities were 0.3% of the Fund's net assets.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of May 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(g)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of the Fund's net assets as of May 31, 2021. (See Note 2 in the Notes to Financial Statements)

(h)  Rate disclosed is the daily yield on May 31, 2021.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

20

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Emerging Markets Fund
Assets:
Investments, at value (Cost $506,532)	$765,220	(a)
Foreign currency, at value (Cost $2,064)	2,075
Cash	12,039
Receivables:
Interest and dividends	1,960
Capital shares issued	92
Investments sold	5,322
Reclaims	18
From Adviser	36
Prepaid expenses	18
Total Assets	786,780
Liabilities:
Payables:
Collateral received on loaned securities	7,111
Investments purchased	3,184
Capital shares redeemed	292
Accrued foreign capital gains taxes	1,912
To Custodian	109
Accrued expenses and other payables:
Investment advisory fees	630
Administration fees	80
Custodian fees	81
Transfer agent fees	90
Compliance fees	—	(b)
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	111
Total Liabilities	13,601
Net Assets:
Capital	562,707
Total accumulated earnings/(loss)	210,472
Net Assets	$773,179
Net Assets
Fund Shares	$372,624
Institutional Shares	400,408
Class A	147
Total	$773,179
Shares (unlimited number of shares authorized with no par value):
Fund Shares	15,112
Institutional Shares	16,264
Class A	6
Total	31,382
Net asset value, offering and redemption price per share: (c)
Fund Shares	$24.66
Institutional Shares	$24.62
Class A	$24.58
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$26.08

(a)  Includes $6,435 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

USAA Emerging Markets Fund
Investment Income:
Dividends	$18,333
Interest	4
Securities lending (net of fees)	72
Foreign tax withholding	(2,174)
Total Income	16,235
Expenses:
Investment advisory fees	7,086
Administration fees — Fund Shares	507
Administration fees — Institutional Shares	388
Administration fees — Class A	8
Sub-Administration fees	72
12b-1 fees — Class A	13
Custodian fees	466
Transfer agent fees — Fund Shares	774
Transfer agent fees — Institutional Shares	388
Transfer agent fees — Class A	5
Trustees' fees	50
Compliance fees	5
Legal and audit fees	130
State registration and filing fees	58
Interfund lending fees	1
Interest fees	5
Other expenses	160
Total Expenses	10,116
Expenses waived/reimbursed by Adviser	(215)
Net Expenses	9,901
Net Investment Income (Loss)	6,334
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	107,188
Foreign taxes on realized gains	(1,155)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency transactions	197,487
Net change in accrued foreign taxes on unrealized gains	(1,861)
Net realized/unrealized gains (losses) on investments	301,659
Change in net assets resulting from operations	$307,993

See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Emerging Markets Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$6,334	$11,331
Net realized gains (losses) from investments	106,033	2,277
Net change in unrealized appreciation/depreciation on investments	195,626	(43,928)
Change in net assets resulting from operations	307,993	(30,320)
Distributions to Shareholders:
Fund Shares	(3,653)	(1,181)
Institutional Shares	(4,890)	(1,681)
Class A	(53)	(12)
Change in net assets resulting from distributions to shareholders	(8,596)	(2,874)
Change in net assets resulting from capital transactions	(139,789)	(190,423)
Change in net assets	159,608	(223,617)
Net Assets:
Beginning of period	613,571	837,188
End of period	$773,179	$613,571
Capital Transactions:
Fund Shares
Proceeds from shares issued	$26,675	$35,895
Distributions reinvested	3,610	1,167
Cost of shares redeemed	(77,583)	(78,125)
Total Fund Shares	$(47,298)	$(41,063)
Institutional Shares
Proceeds from shares issued	$11,577	$28,712
Distributions reinvested	4,886	1,680
Cost of shares redeemed	(102,386)	(179,763)
Total Institutional Shares	$(85,923)	$(149,371)
Class A
Proceeds from shares issued	$4,791	$18
Distributions reinvested	1	— (a)
Cost of shares redeemed	(11,360)	(7)
Total Class A	$(6,568)	$11
Change in net assets resulting from capital transactions	$(139,789)	$(190,423)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	USAA Emerging Markets Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
Share Transactions:
Fund Shares
Issued	1,211	2,094
Reinvested	167	61
Redeemed	(3,708)	(4,572)
Total Fund Shares	(2,330)	(2,417)
Institutional Shares
Issued	537	1,679
Reinvested	227	88
Redeemed	(4,773)	(10,272)
Total Institutional Shares	(4,009)	(8,505)
Class A
Issued	278	1
Reinvested	— (b)	— (b)
Redeemed	(551)	— (b)
Total Class A	(273)	1
Change in Shares	(6,612)	(10,921)

(b)  Rounds to less than 500 shares.

See notes to financial statements.

24

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25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Emerging Markets Fund
Fund Shares
Year Ended: May 31, 2021	$16.16	0.16	(c)	8.57	8.73	(0.23)	(0.23)
May 31, 2020	$17.14	0.25	(c)	(1.17)	(0.92)	(0.06)	(0.06)
May 31, 2019	$18.84	0.17		(1.67)	(1.50)	(0.20)	(0.20)
May 31, 2018	$17.60	0.16		1.15	1.31	(0.07)	(0.07)
May 31, 2017	$14.24	0.07		3.43	3.50	(0.14)	(0.14)
Institutional Shares
Year Ended: May 31, 2021	$16.14	0.20	(c)	8.55	8.75	(0.27)	(0.27)
May 31, 2020	$17.10	0.29	(c)	(1.17)	(0.88)	(0.08)	(0.08)
May 31, 2019	$18.79	0.18		(1.62)	(1.44)	(0.25)	(0.25)
May 31, 2018	$17.55	0.20		1.14	1.34	(0.10)	(0.10)
May 31, 2017	$14.21	0.12	(c)	3.40	3.52	(0.18)	(0.18)
Class A
Year Ended: May 31, 2021	$16.08	0.07	(c)	8.62	8.69	(0.19)	(0.19)
May 31, 2020	$17.08	0.20	(c)	(1.16)	(0.96)	(0.04)	(0.04)
May 31, 2019	$18.76	0.10		(1.62)	(1.52)	(0.16)	(0.16)
May 31, 2018	$17.55	0.12		1.13	1.25	(0.04)	(0.04)
May 31, 2017	$14.20	0.05		3.42	3.47	(0.12)	(0.12)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2019, 2018 and 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Reflects a return to normal trading levels after a prior year transition.

(e)  Reflects increased trading activity due to current year transition or asset allocation shift.

(f)  Prior to October 1, 2017, USAA Asset Management Company (AMCO) (previous Adviser) voluntarily agreed to limit the annual expenses of Class A to 1.65% of the Class A shares' average daily net assets.

(g)  Prior to October 1, 2016, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.75% of the Class A shares' average daily net assets.

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses^(a)		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA Emerging Markets Fund
Fund Shares
Year Ended: May 31, 2021	$24.66	54.25%	1.45%		0.77%	1.47%	$372,624	73	%(d)
May 31, 2020	$16.16	(5.41)%	1.48%		1.44%	1.54%	$281,937	124	%(e)
May 31, 2019	$17.14	(7.86)%	1.48%		1.02%	1.48%	$340,465	68%
May 31, 2018	$18.84	7.41%	1.46%		0.86%	1.46%	$402,401	59%
May 31, 2017	$17.60	24.70%	1.51%		0.50%	1.51%	$374,130	45%
Institutional Shares
Year Ended: May 31, 2021	$24.62	54.46%	1.26%		0.96%	1.29%	$400,408	73	%(d)
May 31, 2020	$16.14	(5.17)%	1.29%		1.67%	1.33%	$327,156	124	%(e)
May 31, 2019	$17.10	(7.58)%	1.25%		1.24%	1.25%	$491,978	68%
May 31, 2018	$18.79	7.62%	1.28%		1.09%	1.28%	$596,185	59%
May 31, 2017	$17.55	24.93%	1.29%		0.75%	1.29%	$585,468	45%
Class A
Year Ended: May 31, 2021	$24.58	54.22%	1.72%		0.36%	1.98%	$147	73	%(d)
May 31, 2020	$16.08	(5.65)%	1.75%		1.13%	1.76%	$4,478	124	%(e)
May 31, 2019	$17.08	(8.07)%	1.75%		0.73%	1.79%	$4,745	68%
May 31, 2018	$18.76	7.09%	1.72	%(f)	0.61%	1.81%	$5,186	59%
May 31, 2017	$17.55	24.53%	1.66	%(g)	0.35%	1.87%	$4,864	45%

See notes to financial statements.

27

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Emerging Markets Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act. Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$194,338	$562,733	$—	(a)	$757,071
Exchange-Traded Funds	1,038	—	—		1,038
Collateral for Securities Loaned	7,111	—	—		7,111
Total	$202,487	$562,733	$—	(a)	$765,220

(a)  Includes securities with a zero value, please refer to the Schedule of Portfolio Investments for a complete list of securities.

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$6,435	$—	$7,111

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$517,909	$671,017

There were no purchases or sales of U.S. government securities during the year ended May 31, 2021.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of May 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.3
USAA Cornerstone Equity Fund	1.4

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Emerging Market Funds Index. The Lipper Emerging Market Funds Index tracks the total return performance of the largest funds within the Lipper Emerging Market Funds category.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Market Funds Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to May 31, 2021, performance adjustments were $(108), $(115), and $(2) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.03)%, (0.03)%, and (0.04)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into Investment Subadvisory Agreements with Brandes Investment Partners, L.P. and Lazard Asset Management LLC ("Lazard"), under which Brandes and Lazard, each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees. Effective June 30, 2020, Brandes is no longer a subadviser to the Fund.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10% and 0.15% of average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended May 31, 2021, are reflected on the Statement of Operations as 12b-1 fees. In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended May 31, 2021, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limits (excluding voluntary waivers) were 1.48%, 1.29%, and 1.75% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

(b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2023	Expires 2024	Total
$345	$215	$560

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending fees.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,759	15	0.60%	$10,252

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021		Year Ended May 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$8,596	$8,596	$2,874	$2,874

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Deficit)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$5,581	$(1,867)	$3,714	$(43,301)	$250,059	$210,472

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and passive foreign investment company.

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

As of May 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$43,301	$43,301

During the most recent tax year ended May 31, 2021, the Fund utilized $102,251 thousand of capital loss carryforwards.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$515,161	$267,601	$(17,542)	$250,059

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Emerging Markets Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

39

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

41

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

42

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

43

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

45

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
Fund Shares	$1,000.00	$1,188.70	$1,017.70	$7.91	$7.29	1.45%
Institutional Shares	1,000.00	1,190.00	1,018.65	6.88	6.34	1.26%
Class A	1,000.00	1,190.50	1,016.45	9.28	8.55	1.70%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

46

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Qualified Dividend Income (non-corporate shareholders)	Foreign Taxes Paid
75%	$3,608

47

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Emerging Markets Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Lazard Asset Management LLC (the "Subadviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment

48

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was equal to the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's longer-term underperformance. The Board also considered management's discussion of recent changes made to the Fund and the Fund's more recent improved performance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees and also noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing.

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended September 30, 2020, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

51

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

52

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593,

Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

25558-0721

MAY 31, 2021

Annual Report

USAA Precious Metals and Minerals Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Supplemental Information (Unaudited)	28
Trustees' and Officers' Information	28
Proxy Voting and Portfolio Holdings Information	34
Expense Examples	34
Additional Federal Income Tax Information	35
Advisory Contract Agreement	36
Liquidity Risk Management Program	39
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can and will change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Precious Metals and Minerals Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Precious Metals and Minerals Fund (continued)

Managers' Commentary (continued)

Gold continued to march higher during the one-year period ending on May 31, 2021. The GOLDS Commodities Index posted a return of 10.21% return during that one-year period, underperfroming stocks and outperfrorming bonds. The stocks of gold mining companies, as represented by the NYSE Arca Gold Miners Index, fared even better with a 15.82% return.

•  How did the USAA Precious Metals and Minerals Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end shares charge). For the reporting period ended May 31, 2021, the Fund Shares, Institutional Shares, and Class A had a total return of 16.69%, 16.90%, and 16.52%, respectively. This compares to a total return of 40.32% for the S&P 500® Index, 41.85% for the MSCI All-Country World Index, 20.37% for the MSCI ACWI Gold Miners IMI Index, and 17.62% for the Lipper Precious Metals Equity Funds Index.

•  What strategies did you employ during the reporting period?

At the end of May 2021, the Fund held approximately 99% of its net assets in gold stocks. For the period the Fund underperformed the S&P 500® Index and MSCI ACWI Gold Miners IMI Index.

Within the MSCI ACWI Gold Miners IMI Index, two securities, Newmont Corp. and Barrick Gold Corp., accounted for approximately 30% of the index. Over the reporting period, Newmont Corp. outperformed, and Barrick Gold Corp. underperformed the index, overall the Fund's active weight to those securities were additive to the performance.

An overweight to Ziing Minning, up over approximately 300%, and Goldfields up approximately 60%, were the largest contributors to relative performance. Detractors included an overweight to Centerra Gold Inc., Regis Resources Ltd., and Centamin Plc.

As always, we believe the primary purpose of maintaining exposure to gold should be to help diversify investor portfolios.

Thank you for allowing us to assist you with your investment needs.

Holdings are subject to change. There is no guarantee that securities mentioned remain in or out of the Fund.

5

USAA Mutual Funds Trust

USAA Precious Metals and Minerals Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	8/15/84	8/1/08	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index[1]	MSCI All-Country World Index[2]	MSCI ACWI Gold Miners IMI Index[3]	Lipper Precious Metals Equity Funds Index[4]
One Year	16.69%	16.90%	16.52%	40.32%	41.85%	20.37%	17.62%
Five Year	11.19%	11.56%	11.09%	17.16%	14.18%	12.70%	11.59%
Ten Year	–3.91%	–3.65%	–4.04%	14.38%	9.58%	–3.56%	–2.90%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Precious Metals and Minerals Fund — Growth of $10,000

1 The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2 The unmanaged MSCI All?Country World Index is a free float?adjusted, market?capitalization?weighted index designed to measure the performance of large? and mid?cap stocks across developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3 The MSCI ACWI Select Gold Miners IMI aims to focus on companies in the gold mining industry that are highly sensitive to underlying prices of gold. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

4 The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	May 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

Top 10 Equity Holdings*:

May 31, 2021

(% of Net Assets)

Newmont Corp.	13.1%
Barrick Gold Corp.	8.8%
Franco-Nevada Corp.	5.3%
Kinross Gold Corp.	4.7%
Agnico Eagle Mines Ltd.	4.1%
Wheaton Precious Metals Corp.	3.9%
Newcrest Mining Ltd.	3.8%
B2Gold Corp.	3.7%
Kirkland Lake Gold Ltd.	3.7%
Royal Gold, Inc.	2.7%

Portfolio Composition*:

May 31, 2021

(% of Net Assets)

*  Does not include short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

(a)  Percentage is less than 0.05%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.6%)
Metals & Mining (99.6%):
Agnico Eagle Mines Ltd.	431,673	$30,973
Alamos Gold, Inc.	982,100	8,968
Aneka Tambang Tbk	20,089,500	3,461
AngloGold Ashanti Ltd.	760,198	18,213
Argonaut Gold, Inc. (a) (b)	655,200	1,644
B2Gold Corp.	5,459,170	27,931
Barrick Gold Corp. (b)	2,735,027	65,859
Centamin PLC	4,216,310	6,597
Centerra Gold, Inc. (b)	1,499,019	12,187
Cia de Minas Buenaventura SAA, ADR (a)	68,157	785
Coeur Mining, Inc. (a)	969,748	10,085
Dundee Precious Metals, Inc. (b)	1,781,264	12,992
Eldorado Gold Corp. (a)	640,839	7,613
Endeavour Mining Corp.	544,418	13,071
Equinox Gold Corp. (a)	68,782	639
Evolution Mining Ltd.	4,178,674	17,004
Franco-Nevada Corp.	267,224	39,979
Gold Fields Ltd., ADR	1,606,199	19,451
Gold Resource Corp.	202,002	562
Gold Road Resources Ltd.	313,388	363
Golden Star Resources Ltd. (a)	464,607	1,529
Great Basin Gold Ltd. (a) (c) (d)	8,566,400	—	(e)
Great Basin Gold Ltd. (a) (c) (d)	6,500,000	—	(e)
Harmony Gold Mining Co. Ltd.	1,463,504	7,534
IAMGOLD Corp. (a)	1,265,194	4,580
IAMGOLD Corp. (a)	411,532	1,489
Kinross Gold Corp.	4,337,099	35,130
Kirkland Lake Gold Ltd. (b)	639,234	27,709
Koza Altin Isletmeleri A/S (a) (b)	298,319	4,174
Lundin Gold, Inc. (a) (b)	78,200	775
McEwen Mining, Inc. (a) (b)	494,100	726
Nautilus Minerals, Inc. (a) (c) (d)	5,757,622	—	(e)
New Gold, Inc. (a)	1,183,000	2,497
Newcrest Mining Ltd.	1,309,823	28,387
Newmont Corp.	1,336,516	98,207
Northern Star Mining Corp. (a) (c) (d)	375,000	—
Northern Star Resources Ltd.	1,226,203	10,811
Novagold Resources, Inc. (a) (b)	421,400	4,319
OceanaGold Corp. (a) (b)	3,283,648	6,959
Osisko Gold Royalties Ltd. (b)	303,400	4,330
Perseus Mining Ltd. (a)	5,838,238	6,332
Polymetal International PLC	704,177	16,951
Polyus PJSC (f)	62,088	13,447
Pretium Resources, Inc. (a)	431,655	4,921
Ramelius Resources Ltd.	5,473,285	8,247
Regis Resources Ltd.	2,733,555	5,541
Resolute Mining Ltd. (a) (b)	490,758	221
Royal Gold, Inc.	165,192	20,446

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sandstorm Gold Ltd. (a) (b)	1,079,600	$9,420
Seabridge Gold, Inc. (a)	95,100	1,822
Shandong Gold Mining Co. Ltd. Class H (a) (g)	1,656,200	3,594
Silver Lake Resources Ltd. (a)	4,268,850	6,514
SSR Mining, Inc.	803,122	14,898
St Barbara Ltd.	3,096,281	4,522
Torex Gold Resources, Inc. (a)	976,108	14,247
Wesdome Gold Mines Ltd. (a) (b)	578,000	5,331
Wheaton Precious Metals Corp. (b)	604,258	28,990
Yamana Gold, Inc.	3,023,400	15,843
Yamana Gold, Inc.	1,190,747	6,240
Zhaojin Mining Industry Co. Ltd. Class H	2,609,000	2,710
Zijin Mining Group Co. Ltd. Class H	12,694,000	19,661
		747,431
Total Common Stocks (Cost $461,440)		747,431
Collateral for Securities Loaned^ (2.0%)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (h)	7,132,483	7,132
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (h)	2,499,033	2,499
HSBC U.S. Government Money Market Fund I Shares, 0.03% (h)	5,742,736	5,743
Total Collateral for Securities Loaned (Cost $15,374)		15,374
Total Investments (Cost $476,814) — 101.6%		762,805
Liabilities in excess of other assets — (1.6)%		(12,216)
NET ASSETS — 100.00%		$750,589

At May 31, 2021, the Fund's investments in foreign securities were 82.1% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, illiquid securities were 0.0% of net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of May 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  Rounds to less than $1 thousand.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 1.8% of the Fund's net assets as of May 31, 2021. (See Note 2 in the Notes to Financial Statements)

(g)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $3,594 (thousands) and amounted to 0.5% of net assets.

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments — continued May 31, 2021

(h)  Rate disclosed is the daily yield on May 31, 2021.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Precious Metals and Minerals Fund
Assets:
Investments, at value (Cost $476,814)	$762,805	(a)
Cash	1,939
Receivables:
Interest and dividends	958
Capital shares issued	172
Investments sold	1,909
From Adviser	3
Prepaid expenses	20
Total Assets	767,806
Liabilities:
Payables:
Collateral received on loaned securities	15,374
Capital shares redeemed	224
Accrued foreign capital gains taxes	877
Accrued expenses and other payables:
Investment advisory fees	463
Administration fees	92
Custodian fees	16
Transfer agent fees	103
Compliance fees	—	(b)
Trustees' fees	1
12b-1 fees	3
Other accrued expenses	64
Total Liabilities	17,217
Net Assets:
Capital	1,237,849
Total accumulated earnings/(loss)	(487,260)
Net Assets	$750,589
Net Assets
Fund Shares	$697,969
Institutional Shares	26,338
Class A	26,282
Total	$750,589
Shares (unlimited number of shares authorized with no par value):
Fund Shares	30,923
Institutional Shares	1,142
Class A	1,179
Total	33,244
Net asset value, offering and redemption price per share: (c)
Fund Shares	$22.57
Institutional Shares	$23.06
Class A	$22.29
Maximum Sales Charge — Class A	5.75%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$23.65

(a)  Includes $12,295 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

USAA Precious Metals and Minerals Fund
Investment Income:
Dividends	$13,005
Interest	1
Securities lending (net of fees)	109
Foreign tax withholding	(1,682)
Total Income	11,433
Expenses:
Investment advisory fees	5,463
Administration fees — Fund Shares	1,035
Administration fees — Institutional Shares	25
Administration fees — Class A	44
Sub-Administration fees	23
12b-1 fees — Class A	73
Custodian fees	100
Transfer agent fees — Fund Shares	1,254
Transfer agent fees — Institutional Shares	25
Transfer agent fees — Class A	28
Trustees' fees	50
Compliance fees	5
Legal and audit fees	73
State registration and filing fees	72
Interfund lending fees	— (a)
Other expenses	130
Total Expenses	8,400
Expenses waived/reimbursed by Adviser	(23)
Net Expenses	8,377
Net Investment Income (Loss)	3,056
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	54,050
Net change in unrealized appreciation/depreciation on investment securities	55,454
Net realized/unrealized gains (losses) on investments	109,504
Change in net assets resulting from operations	$112,560

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Precious Metals and Minerals Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$3,056	$(1,522)
Net realized gains (losses) from investments	54,050	(113,742)
Net change in unrealized appreciation/depreciation on investments	55,454	395,654
Change in net assets resulting from operations	112,560	280,390
Distributions to Shareholders:
Fund Shares	(302)	—
Institutional Shares	(40)	—
Change in net assets resulting from distributions to shareholders	(342)	—
Change in net assets resulting from capital transactions	(72,907)	(76,391)
Change in net assets	39,311	203,999
Net Assets:
Beginning of period	711,278	507,279
End of period	$750,589	$711,278
Capital Transactions:
Fund Shares
Proceeds from shares issued	$104,788	$95,260
Distributions reinvested	294	—
Cost of shares redeemed	(172,453)	(164,383)
Total Fund Shares	$(67,371)	$(69,123)
Institutional Shares
Proceeds from shares issued	$4,482	$1,928
Distributions reinvested	37	—
Cost of shares redeemed	(3,514)	(9,661)
Total Institutional Shares	$1,005	$(7,733)
Class A
Proceeds from shares issued	$37,689	$14,218
Cost of shares redeemed	(44,230)	(13,753)
Total Class A	$(6,541)	$465
Change in net assets resulting from capital transactions	$(72,907)	$(76,391)
Share Transactions:
Fund Shares
Issued	4,879	6,001
Reinvested	14	—
Redeemed	(8,129)	(10,335)
Total Fund Shares	(3,236)	(4,334)
Institutional Shares
Issued	194	119
Reinvested	2	—
Redeemed	(160)	(733)
Total Institutional Shares	36	(614)
Class A
Issued	1,864	895
Redeemed	(2,183)	(871)
Total Class A	(319)	24
Change in Shares	(3,519)	(4,924)

See notes to financial statements.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Precious Metals and Minerals Fund
Fund Shares
Year Ended:
May 31, 2021	$19.34	0.09	(b)	3.15	3.24	(0.01)	(0.01)
May 31, 2020	$12.16	(0.04	)(b)	7.22	7.18	—	—
May 31, 2019	$12.87	(0.03	)(b)	(0.68)	(0.71)	—	—
May 31, 2018	$12.93	(0.05	)(b)	(0.01)	(0.06)	—	—
May 31, 2017	$13.90	0.14		(0.60)	(0.46)	(0.51)	(0.51)
Institutional Shares
Year Ended:
May 31, 2021	$19.76	0.12	(b)	3.22	3.34	(0.04)	(0.04)
May 31, 2020	$12.40	(0.01	)(b)	7.37	7.36	—	—
May 31, 2019	$13.06	0.01	(b)	(0.67)	(0.66)	—	—
May 31, 2018	$13.07	(0.01	)(b)	— (e)	(0.01)	—	—
May 31, 2017	$13.98	0.07	(b)	(0.47)	(0.40)	(0.51)	(0.51)
Class A
Year Ended:
May 31, 2021	$19.13	0.04	(b)	3.12	3.16	—	—
May 31, 2020	$12.04	(0.05	)(b)	7.14	7.09	—	—
May 31, 2019	$12.74	(0.03	)(b)	(0.67)	(0.70)	—	—
May 31, 2018	$12.82	0.16		(0.24)	(0.08)	—	—
May 31, 2017	$13.79	0.04		(0.50)	(0.46)	(0.51)	(0.51)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased trading activity due to current year transition or asset allocation shift.

(d)  Effective June 6, 2018, USAA Asset Management Company ("AMCO") (previous Adviser) had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets.

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Precious Metals and Minerals Fund
Fund Shares
Year Ended:
May 31, 2021	—		$22.57	16.69%	1.12%		0.41%	1.12%	$697,969	7%
May 31, 2020	—		$19.34	59.13%	1.19%		(0.25)%	1.19%	$660,770	47	%(c)
May 31, 2019	—		$12.16	(5.52)%	1.31%		(0.22)%	1.31%	$468,208	7%
May 31, 2018	—		$12.87	(0.46)%	1.23%		(0.36)%	1.23%	$540,952	13%
May 31, 2017	—		$12.93	(2.68)%	1.22%		0.02%	1.22%	$585,515	14%
Institutional Shares
Year Ended:
May 31, 2021			$23.06	16.90%	0.99%		0.55%	1.05%	$26,338	7%
May 31, 2020	—		$19.76	59.35%	1.00%		(0.05)%	1.06%	$21,855	47	%(c)
May 31, 2019	—		$12.40	(5.05)%	1.00	%(d)	0.12%	1.19%	$21,327	7%
May 31, 2018	—		$13.06	(0.08)%	0.89%		(0.07)%	0.89%	$3,632	13%
May 31, 2017	—		$13.07	(2.23)%	0.76%		0.46%	0.76%	$2,893	14%
Class A
Year Ended:
May 31, 2021			$22.29	16.52%	1.31%		0.21%	1.34%	$26,282	7%
May 31, 2020	—		$19.13	58.89%	1.27%		(0.32)%	1.27%	$28,653	47	%(c)
May 31, 2019	—		$12.04	(5.49)%	1.38%		(0.27)%	1.38%	$17,744	7%
May 31, 2018	—	(e)	$12.74	(0.62)%	1.30%		(0.43)%	1.30%	$16,881	13%
May 31, 2017	—	(e)	$12.82	(2.68)%	1.30%		(0.04)%	1.30%	$18,309	14%

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Precious Metals and Minerals Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as non-diversified under the 1940 Act. Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$733,984	$13,447	$—	(a)	$747,431
Collateral for Securities Loaned	15,374	—	—		15,374
Total	$749,358	$13,447	$—	(a)	$762,805

(a) Includes securities with a zero value, please refer to the Schedule of Portfolio Investments for a complete list of securities.

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$12,295	$—	$15,374

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$51,068	$124,125

There were no purchases or sales of U.S. government securities during the year ended May 31, 2021.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of May 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.2
USAA Cornerstone Equity Fund	0.1
USAA Target Retirement Income Fund	0.4
USAA Target Retirement 2030 Fund	0.8
USAA Target Retirement 2040 Fund	0.8
USAA Target Retirement 2050 Fund	0.5
USAA Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Precious Metals Equity Funds Index. The Lipper Precious Metals Equity Funds Index tracks the total return performance of the largest funds within the Lipper Precious Metals Equity Funds category.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to May 31, 2021, performance adjustments were $(105), $(3), and $(5) for Fund shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.02)%, (0.01)%, and (0.02)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, and 0.15% of average daily net assets of the Fund Shares, Institutional Shares and Class A, respectively. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10% , respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended May 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended May 31, 2021, the Distributor received approximately $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limits (excluding voluntary waivers) were 1.27%, 1.00%, and 1.34% for Fund Shares, Institutional Shares, and Class A, respectively.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2023	Expires 2024	Total
$12	$23	$35

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments,

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending fees.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,124	11	0.60%	$4,767

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021
Distributions paid from
Ordinary Income	Total Distributions Paid
$342	$342

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Deficit)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$5,009	$(877)	$4,132	$(760,581)	$269,189	$(487,260)

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and passive foreign investment company.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

As of May 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$9,939	$750,642	$760,581

During the most recent tax year ended May 31, 2021, the Fund utilized $49,321 thousand of capital loss carryforwards.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$493,616	$312,270	$(43,081)	$269,189

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Precious Metals and Minerals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Precious Metals and Minerals Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

27

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

30

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
Fund Shares	$1,000.00	$1,134.70	$1,019.25	$6.07	$5.74	1.14%
Institutional Shares	1,000.00	1,135.60	1,020.00	5.27	4.99	0.99
Class A	1,000.00	1,133.80	1,018.40	6.97	6.59	1.31

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Foreign Taxes Paid
56%	100%	$1,446

35

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Precious Metals & Minerals Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

36

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was equal to the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the three-year period ended September 30, 2020, and was below the average of its performance universe for the one-, five- and ten-year periods, and was above its Lipper index for the three- and five-year periods ended September 30, 2020, and was below its Lipper index for the one- and ten-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

39

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23407-0721

MAY 31, 2021

Annual Report

USAA International Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	28
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	47
Supplemental Information (Unaudited)	48
Trustees' and Officers' Information	48
Proxy Voting and Portfolio Holdings Information	54
Expense Examples	54
Additional Federal Income Tax Information	55
Advisory Contract Agreement	56
Liquidity Risk Management Program	60
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can and will change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA International Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA International Fund (continued)

Managers' Commentary (continued)

•  How did the USAA International Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end sales charge), and R6 Shares. For the reporting period ended May 31, 2021, the Fund Shares, Institutional Shares, Class A, and R6 Shares had a total return of 39.99%, 40.08%, 39.59%, and 41.16%, respectively. This compares to returns of 43.10% for the Lipper International Funds Index and 38.41% for the MSCI EAFE Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection and monitoring of the Fund's subadvisers. Lazard Asset Management* and Wellington Management Company are external subadvisers to the Fund, while RS Investments Global, Trivalent Investments, and THB Asset Management* are Victory Capital Management investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

During the one-year period ending on May 31, 2021, the Fund outperformed the benchmark MSCI EAFE Index primarily due to stock selection across various countries and sectors. On a country basis, stock selection in the United Kingdom, France, and Germany contributed to overall performance while Japan and Italy were detractors.

Looking at performance from a sector standpoint, stock selection was a positive contributor in Financials, Industrials, and Materials as a cyclical rally took place throughout the first quarter of 2021. Consumer Discretionary was the only sector that had a negative stock selection effect. From an asset allocation perspective, the Fund had an underweight to the Health Care sector, which underperformed the overall index, resulting in a positive allocation effect.

Thank you for allowing us to assist in your investment needs.

*Effective March 1, 2021, Lazard no longer manages the Fund and THB was added as a Victory Capital Management investment franchise on the Fund.

5

USAA Mutual Funds Trust

USAA International Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares	Institutional Shares	Class A	Class R6
INCEPTION DATE	2/1/91	8/1/08	8/1/10	12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	MSCI EAFE Index[1]	Lipper International Funds Index[2]
One Year	39.99%	40.08%	39.59%	41.16%	38.41%	43.10%
Five Year	10.18%	10.27%	9.89%	NA	9.77%	10.97%
Ten Year	6.29%	6.42%	5.98%	NA	5.88%	6.46%
Since Inception	NA	NA	NA	9.70%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA International Fund — Growth of $10,000

1The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA International Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks capital appreciation.

Top 10 Sectors:

May 31, 2021

(% of Net Assets)

Financials	16.8%
Industrials	15.9%
Consumer Discretionary	11.4%
Information Technology	10.8%
Health Care	10.6%
Consumer Staples	8.1%
Materials	7.0%
Communication Services	6.6%
Energy	5.4%
Real Estate	3.1%

Country Allocation:

May 31, 2021

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.1%)
Argentina (0.0%): (a)
Energy (0.0%):
YPF SA, ADR (b)	102,643	$482
Australia (4.6%):
Consumer Discretionary (0.7%):
Aristocrat Leisure Ltd.	549,191	17,264
Lovisa Holdings Ltd.	226,325	2,459
PWR Holdings Ltd.	829,574	4,082
		23,805
Consumer Staples (0.1%):
Select Harvests Ltd.	402,288	1,796
Energy (0.1%):
Santos Ltd.	333,288	1,729
Financials (0.6%):
Australia & New Zealand Banking Group Ltd.	143,814	3,166
Macquarie Group Ltd.	145,879	16,997
		20,163
Health Care (0.8%):
CSL Ltd.	98,770	22,012
Nanosonics Ltd. (b)	435,857	1,855
Sonic Healthcare Ltd.	77,317	2,066
		25,933
Industrials (0.3%):
Austal Ltd.	1,436,152	2,492
IPH Ltd.	420,261	2,226
Johns Lyng Group Ltd.	984,536	3,207
Service Stream Ltd.	1,078,312	806
SmartGroup Corp. Ltd.	396,034	2,024
		10,755
Information Technology (0.1%):
Bravura Solutions Ltd.	722,992	1,902
Infomedia Ltd.	1,535,148	1,599
Integrated Research Ltd.	540,361	959
		4,460
Materials (1.3%):
Aurelia Metals Ltd.	4,303,133	1,476
BHP Group Ltd.	828,478	30,426
Ramelius Resources Ltd.	3,600,830	5,471
Rio Tinto Ltd.	62,081	5,894
		43,267
Real Estate (0.6%):
Charter Hall Group	212,695	2,333
Scentre Group	7,033,973	14,655
Stockland	594,155	2,126
		19,114
		151,022

See notes to financial statements.

8

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Austria (0.1%):
Financials (0.1%):
Erste Group Bank AG	75,668	$3,104
Raiffeisen Bank International AG	66,039	1,568
		4,672
Belgium (0.8%):
Consumer Staples (0.1%):
Anheuser-Busch InBev SA	31,599	2,373
Financials (0.2%):
Ageas SA	75,484	4,926
KBC Group NV	25,137	2,050
		6,976
Health Care (0.1%):
UCB SA	28,886	2,695
Information Technology (0.4%):
Melexis NV	141,886	14,772
		26,816
Brazil (0.4%):
Consumer Staples (0.1%):
Sendas Distribuidora SA	161,031	2,764
Energy (0.1%):
Petro Rio SA (b)	716,000	2,711
Financials (0.1%):
Banco Santander Brasil SA	477,200	3,774
Utilities (0.1%):
Cia de Saneamento Basico do Estado de Sao Paulo	304,074	2,283
Cia Energetica de Minas Gerais Preference Shares	678,300	1,768
		4,051
		13,300
Canada (1.8%):
Energy (0.4%):
ARC Resources Ltd.	180,976	1,392
Cameco Corp.	104,673	2,058
Ovintiv, Inc.	97,618	2,614
Parex Resources, Inc. (b)	199,677	3,491
Suncor Energy, Inc.	86,415	2,008
Tourmaline Oil Corp.	54,512	1,329
		12,892
Financials (0.6%):
Bank of Montreal	33,039	3,452
iA Financial Corp., Inc.	52,405	3,003
IGM Financial, Inc.	88,307	3,253
National Bank of Canada	59,124	4,650
Sun Life Financial, Inc.	72,943	3,906
		18,264

See notes to financial statements.

9

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.2%):
Canadian Pacific Railway Ltd.	56,925	$4,574
Savaria Corp.	197,119	3,166
		7,740
Information Technology (0.1%):
Quarterhill, Inc.	1,098,659	2,256
Materials (0.5%):
Barrick Gold Corp. (c)	185,322	4,394
First Quantum Minerals Ltd.	118,454	2,913
Kinross Gold Corp.	323,428	2,620
Nutrien Ltd.	32,998	2,031
Wesdome Gold Mines Ltd. (b) (c)	288,239	2,656
West Fraser Timber Co. Ltd.	30,762	2,379
		16,993
		58,145
China (2.8%):
Communication Services (0.8%):
Baidu, Inc., ADR (b)	11,745	2,305
Tencent Holdings Ltd.	303,200	24,088
		26,393
Consumer Discretionary (0.9%):
Alibaba Group Holding Ltd., ADR (b)	26,627	5,697
China Meidong Auto Holdings Ltd.	1,648,000	8,676
China Tourism Group Duty Free Corp. Ltd. Class A	48,572	2,552
Dongfeng Motor Group Co. Ltd. Class H	4,239,402	3,963
Haier Smart Home Co. Ltd. Class H (b)	620,173	2,601
Vipshop Holdings Ltd., ADR (b)	82,655	1,912
Zhongsheng Group Holdings Ltd.	545,500	4,680
		30,081
Consumer Staples (0.1%):
Tingyi Cayman Islands Holding Corp.	1,236,000	2,345
Financials (0.6%):
Bank of China Ltd. Class H	6,113,000	2,290
China Construction Bank Corp. Class H	2,728,000	2,240
China Merchants Bank Co. Ltd. Class H	1,186,000	10,945
Huatai Securities Co. Ltd. Class H (d)	1,677,000	2,594
New China Life Insurance Co. Ltd. Class H	650,800	2,431
		20,500
Health Care (0.1%):
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (c)	442,000	3,673
Industrials (0.1%):
China Railway Group Ltd. Class H	4,401,000	2,322
Materials (0.1%):
Anhui Conch Cement Co. Ltd. Class H	721,500	4,501

See notes to financial statements.

10

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.1%):
Agile Group Holdings Ltd.	1,556,000	$2,211
		92,026
Denmark (1.5%):
Consumer Discretionary (0.1%):
Pandora A/S	16,452	2,220
TCM Group A/S	93,642	2,471
		4,691
Consumer Staples (0.8%):
Carlsberg A/S Class B	19,391	3,544
Royal Unibrew A/S	166,421	21,481
		25,025
Energy (0.0%): (a)
The Drilling Co. of 1972 A/S (b)	5,700	240
Health Care (0.1%):
GN Store Nord A/S	26,486	2,243
Industrials (0.4%):
AP Moller - Maersk A/S Class B	2,930	8,074
INVISIO AB	188,153	4,688
Per Aarsleff Holding A/S	44,295	2,142
		14,904
Utilities (0.1%):
Orsted A/S (d)	14,704	2,224
		49,327
Finland (0.6%):
Health Care (0.3%):
Revenio Group Oyj	103,973	8,033
Industrials (0.1%):
Detection Technology Oy	15,924	545
Metso Outotec Oyj	283,333	3,353
		3,898
Information Technology (0.2%):
Nokia Oyj (b)	1,261,101	6,535
		18,466
France (8.5%):
Communication Services (0.2%):
Orange SA	365,810	4,645
Publicis Groupe SA	48,577	3,289
		7,934
Consumer Discretionary (2.6%):
Cie Generale des Etablissements Michelin SCA (c)	102,941	15,797
Faurecia SE (b)	220,092	11,877
LVMH Moet Hennessy Louis Vuitton SE	66,278	52,708
Renault SA (b)	71,084	2,935
		83,317

See notes to financial statements.

11

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (1.1%):
Gaztransport Et Technigaz SA	64,334	$5,383
TotalEnergies SE	640,989	29,643
		35,026
Financials (0.9%):
Amundi SA (d)	20,177	1,789
AXA SA (c)	310,589	8,555
BNP Paribas SA (c)	169,001	11,519
SCOR SE (b)	72,608	2,356
Societe Generale SA	177,182	5,666
		29,885
Health Care (0.3%):
Korian SA (b)	1	—	(e)
Pharmagest Interactive (b)	24,859	2,752
Sanofi	24,273	2,575
Sartorius Stedim Biotech	6,293	2,720
Vetoquinol SA (b)	20,263	2,619
		10,666
Industrials (1.4%):
Alstom SA (b)	28,572	1,602
Cie de Saint-Gobain (b)	206,510	13,809
Dassault Aviation SA (c)	1,348	1,689
Rexel SA	202,359	4,118
Safran SA	109,633	16,367
Teleperformance	5,376	2,063
Thermador Groupe	43,233	4,577
		44,225
Information Technology (1.3%):
Capgemini SE (c)	160,902	29,954
Esker SA (b)	14,670	4,043
Lectra	104,275	4,184
MGI Digital Graphic Technology (b)	42,231	2,383
		40,564
Materials (0.5%):
Arkema SA (c)	132,768	17,452
Utilities (0.2%):
Engie SA (c)	393,334	5,828
		274,897
Germany (7.9%):
Communication Services (0.1%):
Deutsche Telekom AG	224,612	4,656
Consumer Discretionary (1.2%):
Ceconomy AG (b)	235,936	1,353
Continental AG	20,961	3,091
Daimler AG	69,445	6,453
HelloFresh SE (b) (c)	24,184	2,205
Volkswagen AG Preference Shares	90,372	25,180
		38,282

See notes to financial statements.

12

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.0%): (a)
METRO AG	81,100	$1,040
Energy (0.2%):
CropEnergies AG	180,221	2,436
VERBIO Vereinigte BioEnergie AG	83,545	4,713
		7,149
Financials (1.2%):
Allianz SE Registered Shares	132,812	34,904
Hannover Rueck SE	9,488	1,656
Muenchener Rueckversicherungs-Gesellschaft AG Class R	5,608	1,616
		38,176
Health Care (0.7%):
Eckert & Ziegler Strahlen- und Medizintechnik AG	47,789	5,350
Fresenius SE & Co. KGaA	126,327	6,800
Merck KGaA	18,598	3,347
Nexus AG	86,370	6,681
		22,178
Industrials (1.7%):
2G Energy AG (b)	29,918	3,372
Amadeus Fire AG	24,284	4,508
Cewe Stiftung & Co. KGaA	22,217	3,598
Deutsche Post AG Registered Shares	78,808	5,364
Dr Hoenle AG	61,613	3,653
Siemens AG Registered Shares	215,695	34,898
		55,393
Information Technology (1.9%):
Basler AG	46,924	6,182
Infineon Technologies AG	52,440	2,128
PVA TePla AG (b)	80,722	2,392
SAP SE	300,189	41,563
Secunet Security Networks AG	18,174	8,842
		61,107
Materials (0.1%):
Covestro AG (d)	27,217	1,902
HeidelbergCement AG	18,396	1,676
		3,578
Real Estate (0.7%):
alstria office REIT-AG	88,537	1,609
LEG Immobilien SE	14,785	2,162
Vonovia SE	295,161	18,409
		22,180
Utilities (0.1%):
E.ON SE	279,412	3,369
		257,108

See notes to financial statements.

13

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hong Kong (2.4%):
Communication Services (0.1%):
NetDragon Websoft Holdings Ltd.	883,500	$2,607
Consumer Discretionary (0.1%):
Xinyi Glass Holdings Ltd.	732,000	2,918
Consumer Staples (0.1%):
Vinda International Holdings Ltd.	568,000	1,801
WH Group Ltd. (d)	2,179,000	1,859
		3,660
Energy (0.0%): (a)
Kunlun Energy Co. Ltd.	2,514,000	1,895
Financials (1.0%):
AIA Group Ltd.	2,356,400	30,065
BOC Hong Kong Holdings Ltd.	607,500	2,195
		32,260
Information Technology (0.2%):
Lenovo Group Ltd.	4,376,000	5,233
Real Estate (0.9%):
CK Asset Holdings Ltd.	4,340,475	28,713
Sun Hung Kai Properties Ltd.	132,000	2,026
		30,739
Utilities (0.0%): (a)
China Water Affairs Group Ltd. (c)	136,000	105
		79,417
Hungary (0.1%):
Financials (0.1%):
OTP Bank Nyrt (b)	66,218	3,621
India (0.8%):
Communication Services (0.1%):
Zee Entertainment Enterprises Ltd.	527,492	1,523
Energy (0.2%):
Oil & Natural Gas Corp. Ltd.	1,654,092	2,592
Reliance Industries Ltd.	117,595	3,504
		6,096
Financials (0.2%):
Canara Bank (b)	656,752	1,455
LIC Housing Finance Ltd.	413,655	2,659
Muthoot Finance Ltd.	128,615	2,327
		6,441
Health Care (0.1%):
Ipca Laboratories Ltd.	145,351	4,153
Information Technology (0.1%):
Infosys Ltd.	181,445	3,487

See notes to financial statements.

14

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.1%):
NTPC Ltd.	242,344	$369
Power Grid Corp. of India Ltd.	728,138	2,267
		2,636
		24,336
Indonesia (0.1%):
Communication Services (0.1%):
PT Sarana Menara Nusantara Tbk	27,222,900	2,238
Financials (0.0%): (a)
PT Bank Mandiri Persero Tbk	5,206,304	2,183
		4,421
Ireland (0.5%):
Financials (0.2%):
AIB Group PLC (b)	970,575	3,225
Bank of Ireland Group PLC (b)	568,245	3,631
		6,856
Health Care (0.2%):
ICON PLC (b) (c)	19,896	4,452
Industrials (0.1%):
DCC PLC	41,432	3,510
		14,818
Israel (0.1%):
Consumer Discretionary (0.1%):
Maytronics Ltd.	134,933	2,620
Italy (3.8%):
Energy (0.8%):
Eni SpA	538,016	6,599
Saipem SpA (b) (c)	651,287	1,638
Snam SpA (c)	2,951,519	17,305
		25,542
Financials (0.9%):
Assicurazioni Generali SpA (c)	253,360	5,197
Banca Generali SpA (b)	346,589	14,136
BPER Banca	700,527	1,733
UniCredit SpA	491,644	6,301
		27,367
Health Care (0.6%):
El.En. SpA	131,016	7,110
Recordati Industria Chimica e Farmaceutica SpA (c)	237,576	13,179
		20,289
Industrials (0.1%):
Leonardo SpA	219,113	1,901

See notes to financial statements.

15

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.3%):
Nexi SpA (b) (c) (d)	114,024	$2,300
Sesa SpA (b)	53,099	8,368
		10,668
Utilities (1.1%):
ACEA SpA	98,332	2,392
Enel SpA	3,519,173	34,575
		36,967
		122,734
Japan (22.2%):
Communication Services (2.2%):
Akatsuki, Inc.	67,700	2,162
Amuse, Inc.	58,500	1,161
Capcom Co. Ltd.	598,200	19,560
DeNA Co. Ltd.	117,480	2,345
Fuji Media Holdings, Inc.	75,288	849
Gree, Inc.	319,165	1,642
Intage Holdings, Inc.	283,600	4,006
Kakaku.com, Inc.	562,700	17,106
KDDI Corp.	96,800	3,275
MarkLines Co. Ltd.	133,200	3,575
Nintendo Co. Ltd.	6,000	3,699
Nippon Telegraph & Telephone Corp.	123,400	3,293
Nippon Television Holdings, Inc.	144,994	1,726
SoftBank Group Corp.	19,200	1,444
ValueCommerce Co. Ltd.	123,000	3,360
ZIGExN Co. Ltd.	394,100	1,434
		70,637
Consumer Discretionary (3.7%):
Arcland Service Holdings Co. Ltd. (c)	67,800	1,403
Benesse Holdings, Inc.	9,569	219
Honda Motor Co. Ltd.	309,032	9,446
IBJ, Inc.	248,100	2,367
Isuzu Motors Ltd.	444,684	5,847
Mitsubishi Motors Corp. (b)	351,724	976
Nikon Corp.	237,715	2,432
Nissan Motor Co. Ltd. (b)	706,313	3,469
Shimamura Co. Ltd.	38,488	3,654
Shoei Co. Ltd.	112,100	4,024
Sony Group Corp.	109,600	10,777
The Furukawa Battery Co. Ltd. (b)	210,200	2,997
Toyo Tire Corp.	108,100	2,167
Toyota Motor Corp.	677,300	56,237
ZOZO, Inc.	434,400	14,661
		120,676

See notes to financial statements.

16

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (1.3%):
Asahi Group Holdings Ltd.	59,700	$2,840
Create SD Holdings Co. Ltd. (c)	85,700	2,515
G-7 Holdings, Inc.	65,600	1,775
Retail Partners Co. Ltd.	189,300	1,960
Rock Field Co. Ltd.	104,800	1,500
Seven & i Holdings Co. Ltd.	47,300	2,041
Soiken Holdings, Inc. (b) (c)	700,900	3,038
Toyo Suisan Kaisha Ltd.	546,800	21,840
Transaction Co. Ltd.	274,300	3,409
		40,918
Energy (0.1%):
Inpex Corp.	497,674	3,418
Financials (2.7%):
Dai-ichi Life Holdings, Inc.	226,863	4,618
JAFCO Group Co. Ltd.	179,200	12,954
Mitsubishi UFJ Financial Group, Inc.	4,223,272	23,899
Mizuho Financial Group, Inc.	209,650	3,199
Nomura Holdings, Inc.	675,344	3,696
ORIX Corp.	223,700	3,940
Resona Holdings, Inc.	1,162,376	4,957
Sumitomo Mitsui Financial Group, Inc.	228,014	8,220
Sumitomo Mitsui Trust Holdings, Inc.	166,247	5,717
T&D Holdings, Inc.	465,793	6,333
Tokio Marine Holdings, Inc.	237,900	11,239
		88,772
Health Care (1.9%):
BML, Inc.	71,400	2,430
Eisai Co. Ltd.	24,186	1,623
EPS Holdings, Inc.	174,000	2,849
Hoya Corp.	228,000	29,902
Japan Lifeline Co. Ltd.	180,000	2,271
Japan Medical Dynamic Marketing, Inc.	131,500	2,416
Ono Pharmaceutical Co. Ltd.	109,000	2,460
Shionogi & Co. Ltd.	232,582	11,782
Takeda Pharmaceutical Co. Ltd.	220,851	7,483
		63,216
Industrials (5.6%):
Altech Corp.	141,100	2,507
Anest Iwata Corp.	110,000	1,014
BeNext-Yumeshin Group Co.	220,118	2,573
Chiyoda Corp. (b)	146,971	522
Chudenko Corp.	114,900	2,438
CTI Engineering Co. Ltd.	119,900	2,728
Dai-Dan Co. Ltd.	97,800	2,374
Denyo Co. Ltd.	172,500	3,187
en-japan, Inc.	299,500	10,477
Fuji Corp.	108,100	2,677
Fuji Electric Co. Ltd.	668,600	31,329
Giken Ltd.	38,600	1,573
gremz, Inc. (b)	176,500	2,936

See notes to financial statements.

17

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hino Motors Ltd.	439,732	$4,078
ITOCHU Corp.	202,500	5,998
JAC Recruitment Co. Ltd.	120,200	1,963
Japan Airlines Co. Ltd. Class C (b)	186,030	4,242
JGC Holdings Corp.	272,918	2,604
Kamigumi Co. Ltd.	88,300	1,745
Komatsu Ltd.	63,500	1,859
Maeda Kosen Co. Ltd.	108,300	3,380
METAWATER Co. Ltd.	102,100	1,873
Mirait Holdings Corp.	140,300	2,468
Mitsubishi Electric Corp.	140,000	2,162
Mitsubishi Heavy Industries Ltd.	57,818	1,748
Mitsui & Co. Ltd.	122,200	2,693
Nichireki Co. Ltd.	240,800	2,934
Nihon Flush Co. Ltd. (b)	169,800	1,946
Nippon Parking Development Co. Ltd.	411,800	571
Nippon Yusen	459,600	18,937
NS Tool Co. Ltd.	214,200	2,835
Obayashi Corp.	169,500	1,425
OKUMA Corp.	236,300	12,204
Rheon Automatic Machinery Co. Ltd.	154,400	1,794
Rozetta Corp. (c)	59,200	1,081
Sanwa Holdings Corp.	1,243,400	15,044
Shinwa Co. Ltd.	64,000	1,228
Sinko Industries Ltd.	149,800	2,599
S-Pool, Inc.	402,100	3,132
Sumitomo Heavy Industries Ltd.	71,570	2,210
Taisei Corp.	46,600	1,624
THK Co. Ltd.	73,546	2,391
Tocalo Co. Ltd.	222,000	2,843
Toppan Printing Co. Ltd.	86,570	1,514
Weathernews, Inc.	54,700	2,651
Yamato Holdings Co. Ltd.	59,900	1,644
		183,755
Information Technology (3.2%):
Alps Alpine Co. Ltd.	109,500	1,173
Canon, Inc.	78,886	1,843
Citizen Watch Co. Ltd.	352,302	1,386
Comture Corp.	130,800	2,724
Cresco Ltd.	110,100	1,683
Digital Arts, Inc.	41,600	3,037
Double Standard, Inc. (b)	40,500	1,790
Fixstars Corp.	209,800	1,642
Fujitsu Ltd.	187,304	30,314
Fukui Computer Holdings, Inc.	117,000	4,608
Future Corp.	166,700	3,079
Hitachi Ltd.	54,500	2,852
Kanematsu Electronics Ltd.	56,700	1,850
Murata Manufacturing Co. Ltd.	33,500	2,530
NTT Data Corp.	121,000	1,961
Oracle Corp. (c)	98,400	8,926
Poletowin Pitcrew Holdings, Inc.	177,500	1,732
SHIFT, Inc. (b)	36,300	5,124

See notes to financial statements.

18

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Softcreate Holdings Corp. (b)	126,900	$2,609
TDK Corp.	13,800	1,756
TechMatrix Corp.	128,000	2,027
Tokyo Electron Ltd.	8,000	3,550
Ulvac, Inc.	286,200	13,428
V Technology Co. Ltd.	49,000	2,350
		103,974
Materials (0.4%):
Hokuetsu Industries Co. Ltd. (b)	127,900	1,318
JCU Corp.	122,300	3,981
Rengo Co. Ltd.	178,400	1,494
Shin-Etsu Chemical Co. Ltd.	13,500	2,323
Taiheiyo Cement Corp.	90,130	2,072
Tosoh Corp.	103,100	1,802
		12,990
Real Estate (0.6%):
Daiwa House Industry Co. Ltd.	59,700	1,746
Mitsubishi Estate Co. Ltd.	251,646	4,073
Open House Co. Ltd.	44,400	2,058
Sumitomo Realty & Development Co. Ltd.	352,200	11,688
		19,565
Utilities (0.5%):
Chubu Electric Power Co., Inc.	1,187,200	14,180
Osaka Gas Co. Ltd.	94,900	1,781
		15,961
		723,882
Jersey (0.1%):
Consumer Discretionary (0.1%):
boohoo Group PLC (b)	382,694	1,730
Korea, Republic Of (1.5%):
Communication Services (0.2%):
KT Corp.	193,448	5,928
NAVER Corp.	5,537	1,797
		7,725
Consumer Discretionary (0.3%):
Hankook Tire & Technology Co. Ltd.	57,939	2,535
Kia Corp.	26,297	2,010
LG Electronics, Inc.	29,645	4,046
		8,591
Consumer Staples (0.1%):
E-MART, Inc.	12,616	1,799
Financials (0.4%):
Hana Financial Group, Inc.	58,138	2,420
KB Financial Group, Inc.	127,377	6,690
Shinhan Financial Group Co. Ltd.	145,090	5,508
		14,618

See notes to financial statements.

19

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.1%):
Samsung Engineering Co. Ltd. (b)	185,858	$3,150
Information Technology (0.4%):
LG Innotek Co. Ltd.	27,199	4,985
Samsung Electronics Co. Ltd.	85,407	6,163
SK Hynix, Inc.	21,702	2,473
		13,621
		49,504
Luxembourg (0.3%):
Communication Services (0.1%):
RTL Group SA	45,431	2,697
Energy (0.0%): (a)
Tenaris SA	177,227	2,018
Health Care (0.1%):
Eurofins Scientific SE (b)	25,700	2,766
Materials (0.1%):
ArcelorMittal SA (b)	74,133	2,432
		9,913
Malaysia (0.2%):
Communication Services (0.1%):
Telekom Malaysia Bhd	1,731,000	2,575
Financials (0.1%):
CIMB Group Holdings Bhd	1,622,873	1,679
RHB Bank Bhd	2,555,400	3,274
		4,953
		7,528
Mexico (0.1%):
Communication Services (0.1%):
America Movil SAB de CV, ADR	281,160	4,321
Monaco (0.0%): (a)
Materials (0.0%):
Endeavour Mining Corp.	52,312	1,263
Netherlands (3.8%):
Communication Services (0.6%):
Koninklijke KPN NV	5,168,391	17,133
VEON Ltd., ADR (b)	800,743	1,458
		18,591
Consumer Discretionary (0.1%):
Prosus NV	30,020	3,109
Consumer Staples (0.1%):
Koninklijke Ahold Delhaize NV	145,380	4,189
Energy (0.3%):
Royal Dutch Shell PLC Class B	603,664	10,957

See notes to financial statements.

20

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (1.1%):
ABN AMRO Bank NV (b) (c) (d)	319,835	$4,261
ING Groep NV	2,092,482	28,955
NN Group NV (c)	53,627	2,716
		35,932
Health Care (0.1%):
Pharming Group NV (b) (c)	1,546,697	1,895
QIAGEN NV (b)	36,756	1,806
		3,701
Industrials (0.7%):
PostNL NV	310,277	1,820
SIF Holding NV	160,874	3,187
Wolters Kluwer NV	174,011	16,647
		21,654
Information Technology (0.7%):
ASM International NV	54,853	17,207
ASML Holding NV	5,260	3,511
STMicroelectronics NV	95,896	3,586
		24,304
Materials (0.1%):
Akzo Nobel NV	15,334	1,969
		124,406
New Zealand (0.5%):
Consumer Staples (0.1%):
Scales Corp. Ltd.	625,798	2,093
Health Care (0.3%):
Fisher & Paykel Healthcare Corp. Ltd.	539,840	11,627
Information Technology (0.1%):
Pushpay Holdings Ltd. (b)	2,575,878	3,187
		16,907
Norway (1.1%):
Energy (0.2%):
Aker BP ASA	277,049	8,079
Financials (0.5%):
SpareBank 1 SMN	1,182,053	16,695
Health Care (0.1%):
Medistim ASA	80,939	2,570
Information Technology (0.1%):
Bouvet ASA	42,977	3,333
Materials (0.2%):
Norsk Hydro ASA	865,001	5,654
		36,331
Portugal (0.1%):
Energy (0.1%):
Galp Energia SGPS SA	153,190	1,902

See notes to financial statements.

21

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Russian Federation (0.5%):
Energy (0.3%):
Gazprom PJSC, ADR	514,988	$3,658
LUKOIL PJSC, ADR	55,935	4,543
		8,201
Financials (0.1%):
Sberbank of Russia PJSC	607,050	2,569
Sberbank of Russia PJSC, ADR	133,507	2,254
		4,823
Materials (0.1%):
Polymetal International PLC	87,213	2,103
		15,127
Singapore (0.4%):
Consumer Discretionary (0.0%): (a)
Genting Singapore Ltd.	2,844,500	1,815
Consumer Staples (0.1%):
Wilmar International Ltd.	707,200	2,549
Financials (0.3%):
DBS Group Holdings Ltd.	111,400	2,525
iFAST Corp. Ltd.	600,200	3,891
Singapore Exchange Ltd.	303,600	2,369
		8,785
		13,149
South Africa (0.6%):
Communication Services (0.2%):
MTN Group (b)	311,113	2,247
Naspers Ltd. Class N	21,876	4,840
		7,087
Financials (0.1%):
Old Mutual Ltd.	2,318,128	2,404
Materials (0.3%):
Gold Fields Ltd.	207,954	2,624
Impala Platinum Holdings Ltd.	146,946	2,673
Kumba Iron Ore Ltd.	69,832	3,243
		8,540
		18,031
Spain (1.1%):
Communication Services (0.5%):
Telefonica SA (c)	3,517,441	17,255
Financials (0.2%):
CaixaBank SA	1,815,059	6,215
Health Care (0.1%):
Faes Farma SA	600,210	2,475
Industrials (0.1%):
ACS Actividades de Construccion y Servicios SA	77,761	2,419

See notes to financial statements.

22

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.1%):
Global Dominion Access SA (d)	667,551	$3,653
Utilities (0.1%):
Acciona SA	11,938	2,012
EDP Renovaveis SA	99,666	2,345
		4,357
		36,374
Sweden (3.1%):
Consumer Discretionary (0.1%):
Boozt AB (b) (d)	114,228	2,702
Consumer Staples (0.1%):
Swedish Match AB	348,220	3,226
Financials (0.1%):
Skandinaviska Enskilda Banken AB Class A	197,577	2,526
Health Care (0.9%):
BioGaia AB B Shares	50,223	2,694
Biotage AB	214,653	4,765
Cellavision AB	72,700	3,092
Probi AB	56,623	3,328
RaySearch Laboratories AB (b)	135,652	1,520
Sectra AB Class B	62,144	4,222
SwedenCare AB	291,595	3,730
Xvivo Perfusion AB (b)	125,432	4,799
		28,150
Industrials (1.7%):
Atlas Copco AB Class B	548,217	28,272
BTS Group AB B Shares	122,226	4,779
CTT Systems AB	150,464	3,571
Eolus Vind AB Class B (c)	139,230	3,337
GARO AB	205,520	3,139
Hexatronic Group AB	347,102	6,064
Sandvik AB	78,418	2,066
SKF AB B Shares	98,309	2,653
Volvo AB Class B	120,760	3,160
		57,041
Information Technology (0.1%):
Telefonaktiebolaget LM Ericsson Class B	197,217	2,613
Materials (0.1%):
Boliden AB	78,147	3,131
Real Estate (0.0%): (a)
Fastighets AB Balder B Shares (b)	31,251	1,985
		101,374
Switzerland (10.3%):
Consumer Staples (2.8%):
Coca-Cola HBC AG	487,633	17,750
Nestle SA Registered Shares	586,083	72,166
		89,916

See notes to financial statements.

23

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (2.2%):
Cembra Money Bank AG	109,581	$12,448
Julius Baer Group Ltd.	68,571	4,700
Partners Group Holding AG (c)	14,325	21,779
Swiss Life Holding AG	10,740	5,572
UBS Group AG	1,722,143	27,948
		72,447
Health Care (3.1%):
Coltene Holding AG Registered Shares	29,667	4,165
Lonza Group AG Registered Shares	3,975	2,560
Novartis AG Registered Shares	422,335	37,079
Roche Holding AG	164,546	57,241
		101,045
Industrials (1.3%):
Adecco Group AG	477,349	32,896
Kardex Holding AG Registered Shares	12,654	2,843
Schweiter Technologies AG Class BR	1,883	3,213
Zehnder Group AG Registered Shares	26,839	2,490
		41,442
Information Technology (0.3%):
Logitech International SA Class R	50,156	6,214
u-blox Holding AG	44,878	2,886
		9,100
Materials (0.6%):
Gurit Holding AG Class BR	2,381	6,332
Holcim Ltd.	171,042	10,173
Vetropack Holding AG	57,162	3,650
		20,155
		334,105
Taiwan (1.0%):
Financials (0.2%):
Chailease Holding Co. Ltd. (b)	308,520	2,319
Fubon Financial Holding Co. Ltd.	1,224,000	3,189
Shin Kong Financial Holding Co. Ltd.	4,812,076	1,744
		7,252
Information Technology (0.8%):
Catcher Technology Co. Ltd.	506,247	3,354
Hon Hai Precision Industry Co. Ltd.	919,478	3,761
Radiant Opto-Electronics Corp.	662,000	2,815
Realtek Semiconductor Corp.	282,000	5,069
Taiwan Semiconductor Manufacturing Co. Ltd.	507,000	10,915
		25,914
		33,166
Thailand (0.2%):
Consumer Staples (0.1%):
Charoen Pokphand Foods PCL	1,866,400	1,627
See notes to financial statements.

24

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.1%):
Kasikornbank PCL	1,044,921	$3,971
		5,598
Turkey (0.1%):
Communication Services (0.1%):
Turk Telekomunikasyon A/S	1,513,165	1,234
Turkcell Iletisim Hizmetleri A/S	808,005	1,495
		2,729
United Kingdom (14.1%):
Communication Services (1.1%):
4imprint Group PLC (b)	80,861	3,288
BT Group PLC (b)	1,779,860	4,405
Frontier Developments PLC (b)	72,473	2,634
ITV PLC (b)	8,268,701	14,947
Team17 Group PLC (b)	257,944	2,478
Vodafone Group PLC	1,348,511	2,440
WPP PLC	498,472	6,873
		37,065
Consumer Discretionary (1.4%):
AB Dynamics PLC	146,035	4,456
Barratt Developments PLC	250,796	2,673
Focusrite PLC	414,133	7,412
Kingfisher PLC (b)	942,983	4,778
Marks & Spencer Group PLC (b)	921,665	2,146
MJ Gleeson PLC	248,202	3,068
Next PLC (b)	155,989	17,977
Stellantis NV	216,712	4,297
		46,807
Consumer Staples (2.1%):
British American Tobacco PLC	49,992	1,925
Diageo PLC	682,014	32,866
Imperial Brands PLC	829,672	18,803
J Sainsbury PLC	1,784,848	6,709
Nichols PLC	66,792	1,486
Tate & Lyle PLC	209,244	2,274
Tesco PLC	1,023,182	3,237
Unilever PLC	41,296	2,473
		69,773
Energy (1.5%):
BP PLC	6,135,645	26,741
Cairn Energy PLC	617,818	1,421
Royal Dutch Shell PLC Class A	1,131,845	21,566
		49,728
Financials (2.0%):
3i Group PLC	247,771	4,347
Barclays PLC	1,030,742	2,675

See notes to financial statements.

25

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Close Brothers Group PLC	642,830	$14,914
CMC Markets PLC (d)	518,529	3,623
Intermediate Capital Group PLC	395,322	11,711
Legal & General Group PLC	4,681,603	18,849
Standard Chartered PLC	1,057,655	7,598
		63,717
Health Care (0.7%):
Advanced Medical Solutions Group PLC	613,350	2,385
AstraZeneca PLC	19,262	2,193
EKF Diagnostics Holdings PLC	1,989,087	2,209
Ergomed PLC (b)	192,616	3,382
Hikma Pharmaceuticals PLC	59,997	2,079
Smith & Nephew PLC	337,977	7,350
Tristel PLC	222,075	1,924
		21,522
Industrials (2.0%):
Ashtead Group PLC	352,545	25,671
Avon Rubber PLC	93,933	4,097
Babcock International Group PLC (b)	517,485	2,190
BAE Systems PLC	1,310,341	9,745
Concentric AB	153,993	3,355
Judges Scientific PLC	62,976	5,644
Porvair PLC	182,102	1,480
Renew Holdings PLC	364,203	3,290
Robert Walters PLC	348,391	3,303
SThree PLC	617,434	3,657
Volex PLC	665,724	3,232
		65,664
Information Technology (0.4%):
Aptitude Software Group PLC	378,291	3,239
GB Group PLC	262,773	3,457
Kainos Group PLC	270,035	5,442
		12,138
Materials (2.6%):
Anglo American PLC	325,286	14,425
Croda International PLC	161,077	15,931
Evraz PLC	1,596,214	14,349
Rio Tinto PLC	374,410	32,181
Treatt PLC	368,496	5,985
		82,871
Real Estate (0.2%):
Land Securities Group PLC	201,597	2,002
The British Land Co. PLC	303,708	2,191
Watkin Jones PLC	878,435	2,796
		6,989

See notes to financial statements.

26

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.1%):
Centrica PLC (b)	2,418,313	$1,869
		458,143
Total Common Stocks (Cost $2,477,843)		3,193,711
Exchange-Traded Funds (0.2%)
United States (0.2%):
iShares Core MSCI EAFE ETF	47,614	3,657
iShares Core MSCI Emerging Markets ETF	8,375	558
iShares MSCI EAFE Small-Cap ETF	31,603	2,406
		6,621
Total Exchange-Traded Funds (Cost $6,353)		6,621
Collateral for Securities Loaned^ (5.3%)
United States (5.3%):
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (f)	31,350,317	31,350
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.03% (f)	9,723,970	9,724
HSBC U.S. Government Money Market Fund I Shares, 0.03% (f)	130,078,324	130,079
Total Collateral for Securities Loaned (Cost $171,153)		171,153
Total Investments (Cost $2,655,349) — 103.6%		3,371,485
Liabilities in excess of other assets — (3.6)%		(117,588)
NET ASSETS — 100.00%		$3,253,897

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $26,907 (thousands) and amounted to 0.8% of net assets.

(e)  Rounds to less than $1 thousand.

(f)  Rate disclosed is the daily yield on May 31, 2021.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

27

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA International Fund
Assets:
Investments, at value (Cost $2,655,349)	$3,371,485	(a)
Foreign currency, at value (Cost $11,312)	11,316
Cash	24,050
Receivables:
Interest and dividends	13,200
Capital shares issued	779
Investments sold	4,129
Reclaims	7,544
From Adviser	135
Prepaid expenses	22
Total Assets	3,432,660
Liabilities:
Payables:
Collateral received on loaned securities	171,153
Investments purchased	3,608
Capital shares redeemed	641
Accrued foreign capital gains taxes	533
Accrued expenses and other payables:
Investment advisory fees	1,919
Administration fees	342
Custodian fees	127
Transfer agent fees	276
Compliance fees	2
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	161
Total Liabilities	178,763
Net Assets:
Capital	2,434,651
Total accumulated earnings/(loss)	819,246
Net Assets	$3,253,897
Net Assets
Fund Shares	$1,608,436
Institutional Shares	1,644,340
Class A	1,093
Class R6	28
Total	$3,253,897
Shares (unlimited number of shares authorized with no par value):
Fund Shares	54,606
Institutional Shares	56,013
Class A	37
Class R6	1
Total	110,657

(continues on next page)

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)   (continued)

USAA International Fund
Net asset value, offering and redemption price per share: (c)
Fund Shares	$29.46
Institutional Shares	$29.36
Class A	$29.25
Class R6	$29.65
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$31.04

(a)  Includes $165,346 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

29

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

USAA International Fund
Investment Income:
Dividends	$99,069
Interest	11
Securities lending (net of fees)	792
Foreign tax withholding	(9,718)
Total Income	90,154
Expenses:
Investment advisory fees	21,394
Administration fees — Fund Shares	2,239
Administration fees — Institutional Shares	1,555
Administration fees — Class A	10
Administration fees — R6	2
Sub-Administration fees	91
12b-1 fees — Class A	17
Custodian fees	803
Transfer agent fees — Fund Shares	1,854
Transfer agent fees — Institutional Shares	1,555
Transfer agent fees — Class A	6
Transfer agent fees — Class R6	— (a)
Trustees' fees	52
Compliance fees	19
Legal and audit fees	213
State registration and filing fees	83
Interfund lending fees	1
Interest fees	20
Other expenses	411
Total Expenses	30,325
Expenses waived/reimbursed by Adviser	(446)
Net Expenses	29,879
Net Investment Income (Loss)	60,275
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	194,594
Foreign taxes on realized gains	(169)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	765,064
Net change in accrued foreign taxes on unrealized gains	(515)
Net realized/unrealized gains (losses) on investments	958,974
Change in net assets resulting from operations	$1,019,249

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

30

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA International Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$60,275	$58,220
Net realized gains (losses) from investments	194,425	554,267
Net change in unrealized appreciation/depreciation on investments	764,549	(769,995)
Change in net assets resulting from operations	1,019,249	(157,508)
Distributions to Shareholders:
Fund Shares	(28,796)	(374,850)
Institutional Shares	(31,477)	(364,227)
Class A	(127)	(1,941)
Class R6	(87)	(1,190)
Change in net assets resulting from distributions to shareholders	(60,487)	(742,208)
Change in net assets resulting from capital transactions	(537,018)	49,137
Change in net assets	421,744	(850,579)
Net Assets:
Beginning of period	2,832,153	3,682,732
End of period	$3,253,897	$2,832,153

(continues on next page)

See notes to financial statements.

31

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA International Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$80,765	$168,101
Distributions reinvested	28,329	367,804
Cost of shares redeemed	(359,583)	(369,347)
Total Fund Shares	$(250,489)	$166,558
Institutional Shares
Proceeds from shares issued	$78,811	$226,207
Distributions reinvested	31,451	363,973
Cost of shares redeemed	(384,872)	(708,658)
Total Institutional Shares	$(274,610)	$(118,478)
Class A
Proceeds from shares issued	$6,788	$1,350
Distributions reinvested	16	309
Cost of shares redeemed	(14,243)	(727)
Total Class A	$(7,439)	$932
Class R6
Proceeds from shares issued	$50	$938
Distributions reinvested	— (a)	172
Cost of shares redeemed	(4,530)	(985)
Total Class R6	$(4,480)	$125
Change in net assets resulting from capital transactions	$(537,018)	$49,137
Share Transactions:
Fund Shares
Issued	3,115	6,674
Reinvested	1,111	13,947
Redeemed	(14,241)	(14,914)
Total Fund Shares	(10,015)	5,707
Institutional Shares
Issued	3,189	9,486
Reinvested	1,238	13,849
Redeemed	(15,106)	(25,837)
Total Institutional Shares	(10,679)	(2,502)
Class A
Issued	305	47
Reinvested	1	12
Redeemed	(568)	(30)
Total Class A	(262)	29
Class R6
Issued	2	31
Reinvested	— (b)	6
Redeemed	(157)	(37)
Total Class R6	(155)	— (b)
Change in Shares	(21,111)	3,234

(a)  Rounds to less than $1 thousand.

(b)  Rounds to less than 500 shares.

See notes to financial statements.

32

This page is intentionally left blank.

33

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA International Fund
Fund Shares
Year Ended: May 31, 2021	$21.53	0.49	(e)	7.94	8.43	(0.50)	—
May 31, 2020	$28.70	0.44	(e)	(1.12)	(0.68)	(0.73)	(5.76)
May 31, 2019	$32.82	0.53		(2.41)	(1.88)	(0.44)	(1.80)
May 31, 2018	$31.16	0.60		2.08	2.68	(0.63)	(0.39)
May 31, 2017	$26.40	0.42		4.76	5.18	(0.42)	—
Institutional Shares
Year Ended: May 31, 2021	$21.46	0.51	(e)	7.91	8.42	(0.52)	—
May 31, 2020	$28.61	0.47	(e)	(1.12)	(0.65)	(0.74)	(5.76)
May 31, 2019	$32.72	0.56		(2.41)	(1.85)	(0.46)	(1.80)
May 31, 2018	$31.07	0.64		2.06	2.70	(0.66)	(0.39)
May 31, 2017	$26.34	0.45		4.74	5.19	(0.46)	—
Class A
Year Ended: May 31, 2021	$21.39	0.37	(e)	7.93	8.30	(0.44)	—
May 31, 2020	$28.58	0.36	(e)	(1.10)	(0.74)	(0.69)	(5.76)
May 31, 2019	$32.67	0.47		(2.41)	(1.94)	(0.35)	(1.80)
May 31, 2018	$31.04	0.53		2.04	2.57	(0.55)	(0.39)
May 31, 2017	$26.31	0.35		4.74	5.09	(0.36)	—
Class R6
Year Ended:
May 31, 2021	$21.52	0.49	(e)	8.19	8.68	(0.55)	—
May 31, 2020	$28.66	0.49	(e)	(1.12)	(0.63)	(0.75)	(5.76)
August 17, 2018 (h) through May 31, 2019	$32.01	0.52	(e)	(1.54)	(1.02)	(0.53)	(1.80)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2020 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

See notes to financial statements.

34

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses^(b)(c)	Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA International Fund
Fund Shares
Year Ended: May 31, 2021	(0.50)	$29.46	39.52%	1.01%	1.94%	1.03%	$1,608,436	67	%(f)
May 31, 2020	(6.49)	$21.53	(6.13)%	1.06%	1.68%	1.07%	$1,391,279	119	%(g)
May 31, 2019	(2.24)	$28.70	(5.14)%	1.08%	1.76%	1.08%	$1,690,782	30%
May 31, 2018	(1.02)	$32.82	8.61%	1.08%	1.58%	1.08%	$1,876,020	36%
May 31, 2017	(0.42)	$31.16	19.87%	1.11%	1.33%	1.11%	$1,696,372	40%
Institutional Shares
Year Ended: May 31, 2021	(0.52)	$29.36	39.61%	0.94%	2.00%	0.95%	$1,644,340	67	%(f)
May 31, 2020	(6.50)	$21.46	(6.05)%	0.99%	1.77%	0.99%	$1,431,107	119	%(g)
May 31, 2019	(2.26)	$28.61	(5.06)%	1.00%	1.81%	1.00%	$1,979,758	30%
May 31, 2018	(1.05)	$32.72	8.68%	1.00%	1.62%	1.00%	$2,349,281	36%
May 31, 2017	(0.46)	$31.07	19.97%	1.00%	1.43%	1.00%	$2,308,470	40%
Class A
Year Ended: May 31, 2021	(0.44)	$29.25	39.11%	1.30%	1.47%	1.56%	$1,093	67	%(f)
May 31, 2020	(6.45)	$21.39	(6.37)%	1.35%	1.37%	1.39%	$6,402	119	%(g)
May 31, 2019	(2.15)	$28.58	(5.39)%	1.35%	1.52%	1.41%	$7,715	30%
May 31, 2018	(0.94)	$32.67	8.29%	1.35%	1.29%	1.42%	$8,101	36%
May 31, 2017	(0.36)	$31.04	19.58%	1.35%	1.08%	1.51%	$7,540	40%
Class R6
Year Ended:
May 31, 2021	(0.55)	$29.65	40.78%	0.80%	1.95%	1.22%	$28	67	%(f)
May 31, 2020	(6.51)	$21.52	(5.95)%	0.85%	1.83%	1.18%	$3,365	119	%(g)
August 17, 2018 (h) through May 31, 2019	(2.33)	$28.66	(2.55)%	0.85%	2.19%	2.03%	$4,477	30%

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2020, 2019, 2018, and 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Reflects a return to normal trading levels after a prior year transition.

(g)  Reflects increased trading activity due to current year transition or asset allocation shift.

(h)  Commencement of operations.

See notes to financial statements.

35

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA International Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$103,791	$3,089,920	$—	$3,193,711
Exchange-Traded Funds	6,621	—	—	6,621
Collateral for Securities Loaned	171,153	—	—	171,153
Total	$281,565	$3,089,920	$—	$3,371,485

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$165,346	$—	$171,153

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,975,248	$2,520,295

There were no purchases or sales of U.S. government securities during the year ended May 31, 2021.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at vcm.com. As of May 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.3
USAA Cornerstone Equity Fund	1.0
USAA Target Retirement Income Fund	0.0	(a)
USAA Target Retirement 2040 Fund	0.0	(a)
USAA Target Retirement 2050 Fund	0.0	(a)
USAA Target Retirement 2060 Fund	0.0	(a)

(a) Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper International Funds Index. The Lipper International Funds Index tracks the total return performance of the largest funds within the Lipper International Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to May 31, 2021, performance adjustments were $(758), $(776), $(4), and $(2) for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were (0.05)%, (0.05)%, (0.06)%, and (0.05)% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into Investment Subadvisory Agreements with Lazard Asset Management LLC ("Lazard") and Wellington Management Company LLP ("Wellington Management"). Lazard and Wellington Management each directed the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). These arrangements provide for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees. Effective March 1, 2021, Lazard is no longer a subadviser to the Fund.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, 0.15%, and 0.05% of average daily net assets of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A, and Class R6 are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A of the Fund. Amounts incurred and paid to the Distributor for the year ended May 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended May 31, 2021, the Distributor received less than $1 thousand in commissions on the sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

May 31, 2021, the expense limits (excluding voluntary waivers) were 1.06%, 0.99%, 1.35% and 0.85% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2023	Expires 2024	Total
$91	$446	$537

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,632	26	0.58%	$3,992

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(4,122)	$4,122

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021		Year Ended May 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$60,487	$60,487	$98,693	$643,515	$742,208

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$57,751	$110,339	$111	$168,201	$651,045	$819,246

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and passive foreign investment company.

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,720,440	$798,120	$(147,075)	$651,045

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA International Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

47

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
Fund Shares	$1,000.00	$1,183.10	$1,019.90	$5.50	$5.09	1.01%
Institutional Shares	1,000.00	1,183.20	1,020.24	5.12	4.73	0.94
Class A	1,000.00	1,181.80	1,018.55	6.96	6.44	1.28
Class R6	1,000.00	1,192.30	1,020.99	4.32	3.98	0.79

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)		Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Foreign Taxes Paid
—	%(a)	80%	$722	$3,400	$9,120

(a)  Less than 1%.

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA International Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreements between the Adviser and Lazard Asset Management LLC1 and Wellington Management Company LLP (each, a "Subadviser" and together, the "Subadvisers") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreements at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Adviser and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreements with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and each Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadvisers in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadvisers. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management

1  Effective March 1, 2021, the Subadviser is no longer a subadviser to the Fund.

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and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadvisers and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services and the effects of any performance adjustment2, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were equal to the median of its expense group and below the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Adviser. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and

2  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

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other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees and also noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreements

In approving the Subadvisory Agreements with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadvisers, including the personnel providing services; (ii) the Subadvisers' compensation and any other benefits derived from the subadvisory relationships; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreements. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreements. In approving the Subadvisory Agreements, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

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Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered the Subadvisers' level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadvisers' levels of staffing. The Trustees considered, based on the materials provided to them by the Subadvisers, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadvisers' brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account the Subadvisers' risk management processes. The Board noted that the Adviser's monitoring processes of the Subadvisers include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadvisers.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadvisers. In considering the cost of services to be provided by the Subadvisers and the profitability to the Subadvisers of their relationships with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadvisers from their relationships with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreements. For similar reasons, the Board concluded that the potential for economies of scale in the Subadvisers' management of the Fund was not a material factor in considering the Subadvisory Agreements.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadvisers charge to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended September 30, 2020, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadvisers. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisers. The Board was mindful of the Adviser's focus on the Subadvisers' performance. The Board also noted the Subadvisers' performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding each Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

60

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23409-0721

MAY 31, 2021

Annual Report

USAA Sustainable World Fund

(Formerly USAA World Growth Fund)

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	31
Statement of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	49
Supplemental Information (Unaudited)	50
Trustees' and Officers' Information	50
Proxy Voting and Portfolio Holdings Information	56
Expense Examples	56
Additional Federal Income Tax Information	57
Advisory Contract Agreement	58
Liquidity Risk Management Program	62
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can and will change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Sustainable World Fund
(Formerly USAA World Growth Fund)

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first part of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to help withstand the effects of the coronavirus.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the first quarter reporting period, climbing from under 1% to 1.74%.

During the last few months of the reporting period, equity markets have been consolidating and interest rates leveling off after large upswings. With strong first quarter GDP and corporate earnings growth in the rearview mirror, investors seem to be contemplating their next move. Inflation data has been increasing as the economy reopens more quickly than expected. The Fed maintains that inflationary pressure is transitory but could become more persistent. The inflationary environment will be a key metric moving into the second half of the year.

4

USAA Mutual Funds Trust

USAA Sustainable World Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Sustainable World Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end sales charge). For the reporting period ended May 31, 2021, the Fund Shares, Institutional Shares, and Class A had a total return of 39.07%, 39.21%, and 38.73% respectively. This compares to returns of 41.85% for the MSCI All Country World Index,1 40.63% for the MSCI World Index, and 44.99% for the Lipper Global Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management2 is an external subadviser to the Fund, while RS Investments Global, RS Investments Value3, Sophus Capital3, Trivalent Investments3, NewBridge Asset Management3, and THB Asset Management3 are Victory Capital Management investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

Effective October 1, 2020, the Fund's name changed to USAA Sustainable World Fund. In addition, the Fund's investment strategy and risks were updated to reflect the fact that the Fund's managers will utilize sustainability, responsible investing or environmental, social and governance ("ESG") criteria to enhance their fundamental, qualitative, and/or quantitative investment processes. ESG and sustainability data and research inform the manager's views of investment opportunities or risk assessments.

During the one-year period ending on May 31, 2021, the Fund underperformed the MSCI All Country World Index. On a country basis, China, Taiwan, and India were detractors from overall performance, mainly driven by negative stock selection. This was offset by positive stock selection in the United Kingdom, Japan, and Norway.

From a sector perspective, Consumer Discretionary detracted the most, driven by negative stock selection, which was somewhat offset by positive stock selection and allocation effects in Industrials and the Utilities sector. The Information Technology sector, which is the largest sector in the benchmark, had a positive stock selection effect, even in the face of a rotation out of growth tech names that was underway during the first quarter of 2021.

Thank you for allowing us to assist you with your investment needs.

1As of October 1, 2020, the MSCI All Country World Index replaced the MSCI World Index as the Fund's primary benchmark because this index is more representative of the Fund's investment universe.

2Effective March 19, 2021, MFS no longer manages the Fund.

3Victory Capital Management investment franchises added to the Fund during the reporting period were RS Investments Value, Sophus Capital, Trivalent Investments, NewBridge Asset Management, and THB Asset Management.

5

USAA Mutual Funds Trust

USAA Sustainable World Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/1/92	8/7/15	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	MSCI All-Country World Index[1]	MSCI World Index	Lipper Global Funds Index[2]
One Year	39.07%	39.21%	38.73%	41.85%	40.63%	44.99%
Five Year	14.23%	14.30%	13.93%	14.18%	14.23%	13.73%
Ten Year	11.05%	NA	10.77%	9.58%	10.31%	9.31%
Since Inception	NA	11.62%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Sustainable World Fund — Growth of $10,000

1As of October 1, 2020, the MSCI All Country World Index replaced the MSCI World Index as the Fund's primary benchmark because this index is more representative of the Fund's investment universe. The unmanaged MSCI All-Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of large- and mid-cap stocks across developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Sustainable World Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks capital appreciation.

Top 10 Sectors:

May 31, 2021

(% of Net Assets)

Information Technology	21.8%
Financials	15.1%
Consumer Discretionary	12.7%
Industrials	11.5%
Health Care	11.4%
Communication Services	9.1%
Consumer Staples	6.0%
Materials	4.9%
Energy	3.7%
Utilities	1.7%

Country Allocation:

May 31, 2021

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.9%)
Australia (1.8%):
Consumer Discretionary (0.5%):
Aristocrat Leisure Ltd.	236,613	$7,653
Lovisa Holdings Ltd.	26,411	286
PWR Holdings Ltd.	69,861	336
		8,275
Energy (0.0%): (a)
Santos Ltd.	64,859	344
Financials (0.5%):
Australia & New Zealand Banking Group Ltd.	34,389	767
Macquarie Group Ltd.	53,949	6,347
		7,114
Health Care (0.5%):
CSL Ltd.	32,708	7,303
Nanosonics Ltd. (b)	61,977	266
Sonic Healthcare Ltd.	15,323	411
		7,980
Industrials (0.1%):
Austal Ltd.	248,175	456
Johns Lyng Group Ltd.	97,070	321
		777
Materials (0.1%):
Ramelius Resources Ltd.	412,835	620
Rio Tinto Ltd.	14,938	1,417
		2,037
Real Estate (0.1%):
Charter Hall Group	39,929	437
Stockland	111,630	402
		839
		27,366
Austria (0.0%): (a)
Financials (0.0%):
Raiffeisen Bank International AG	9,447	225
Belgium (0.4%):
Consumer Staples (0.0%): (a)
Anheuser-Busch InBev SA	5,834	442
Financials (0.0%): (a)
KBC Group NV	5,110	418
Health Care (0.0%): (a)
UCB SA	5,298	497

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.4%):
Melexis NV	48,384	$5,046
		6,403
Bermuda (0.9%):
Financials (0.2%):
RenaissanceRe Holdings Ltd.	20,200	3,113
Industrials (0.6%):
Triton International Ltd.	169,751	9,209
Utilities (0.1%):
China Gas Holdings Ltd.	253,000	962
		13,284
Brazil (0.6%):
Communication Services (0.0%): (a)
TIM SA	269,300	625
Consumer Discretionary (0.1%):
Petrobras Distribuidora SA	161,700	793
Financials (0.1%):
B3 SA - Brasil Bolsa Balcao	324,600	1,089
Industrials (0.1%):
Randon SA Implementos e Participacoes Preference Shares	172,800	495
SIMPAR SA	78,200	746
		1,241
Materials (0.3%):
Klabin SA (b)	127,200	639
Vale SA	58,400	1,251
Vale SA, ADR	94,800	2,040
		3,930
Real Estate (0.0%): (a)
Multiplan Empreendimentos Imobiliarios SA	149,200	733
Utilities (0.0%): (a)
Neoenergia SA	158,300	567
		8,978
Canada (2.8%):
Consumer Discretionary (0.3%):
Lululemon Athletica, Inc. (b)	9,977	3,224
Magna International, Inc.	12,200	1,227
		4,451
Energy (0.4%):
Parex Resources, Inc. (b)	373,704	6,380
Industrials (0.7%):
Canadian Pacific Railway Ltd. (c)	118,560	9,629
Exco Technologies, Ltd.	32,741	297

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Savaria Corp.	19,253	$310
		10,236
Information Technology (0.9%):
Constellation Software, Inc.	7,926	11,377
Shopify, Inc. Class A (b)	2,297	2,855
		14,232
Materials (0.5%):
Kirkland Lake Gold Ltd. (c)	151,810	6,581
Wesdome Gold Mines Ltd. (b)	60,276	556
		7,137
		42,436
Chile (0.1%):
Financials (0.1%):
Banco de Chile	7,042,115	705
China (5.1%):
Communication Services (1.7%):
Baidu, Inc., ADR (b)	34,311	6,734
Tencent Holdings Ltd.	245,100	19,163
		25,897
Consumer Discretionary (0.9%):
Alibaba Group Holding Ltd., ADR (b)	22,794	4,877
China Meidong Auto Holdings Ltd.	851,212	4,539
China Yongda Automobiles Services Holdings Ltd.	375,500	662
JD.com, Inc., ADR (b)	14,732	1,089
Jiumaojiu International Holdings Ltd. (b) (d)	231,000	908
Meituan Class B (b) (d)	36,200	1,269
		13,344
Consumer Staples (0.7%):
By-health Co. Ltd. Class A	106,700	620
China Feihe Ltd. (d)	262,000	714
Foshan Haitan Flavouring & Food Co. Ltd. Class A	388,316	8,296
Wuliangye Yibin Co. Ltd. Class A	16,888	842
		10,472
Energy (0.0%): (a)
China Oilfield Services Ltd. Class H	646,000	602
Financials (0.9%):
China Merchants Bank Co. Ltd. Class H	231,000	2,137
Industrial & Commercial Bank of China Ltd. Class H (c)	13,040,370	8,561
Ping An Insurance Group Co. of China Ltd.	121,000	1,322
Postal Savings Bank of China Co. Ltd. Class H (d)	1,494,000	1,073
		13,093
See notes to financial statements.

10

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.1%):
Pharmaron Beijing Co. Ltd. Class H (d)	28,800	$677
Wuxi Biologics Cayman, Inc. (b) (d)	81,500	1,210
		1,887
Industrials (0.3%):
Airtac International Group	19,000	688
COSCO SHIPPING Holdings Co. Ltd. Class H (b)	457,500	956
Hangcha Group Co. Ltd. Class A	145,854	453
Luxshare Precision Industry Co. Ltd. Class A (b)	94,800	586
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	798,800	993
		3,676
Information Technology (0.2%):
21Vianet Group, Inc., ADR (b)	28,338	632
Chinasoft International Ltd.	722,000	928
Xiaomi Corp. Class B (b) (d)	243,200	898
Yonyou Network Technology Co. Ltd. Class A	106,575	607
		3,065
Materials (0.2%):
China Hongqiao Group Ltd.	658,500	1,062
China Molybdenum Co. Ltd. Class H	1,083,000	726
Wanhua Chemical Group Co. Ltd. Class A	55,300	950
		2,738
Real Estate (0.1%):
Shimao Services Holdings Ltd. (d)	435,000	1,169
Utilities (0.0%): (a)
China Longyuan Power Group Corp. Ltd. Class H	346,000	497
		76,440
Denmark (0.7%):
Consumer Discretionary (0.0%): (a)
Pandora A/S	3,012	407
TCM Group A/S	9,036	240
		647
Consumer Staples (0.6%):
Carlsberg A/S Class B	4,152	763
Royal Unibrew A/S	59,719	7,717
		8,480
Health Care (0.0%): (a)
GN Store Nord A/S	5,801	493
Industrials (0.1%):
AP Moller - Maersk A/S Class B	290	800
INVISIO AB	15,234	375
		1,175

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.0%): (a)
Orsted A/S (d)	2,838	$434
		11,229
Finland (0.0%): (a)
Industrials (0.0%):
Metso Outotec Oyj	57,284	679
France (3.1%):
Communication Services (0.0%): (a)
Publicis Groupe SA	9,301	628
Consumer Discretionary (0.5%):
Faurecia SE (b)	99,592	5,464
LVMH Moet Hennessy Louis Vuitton SE	1,607	1,287
		6,751
Energy (0.4%):
Gaztransport Et Technigaz SA	54,488	4,534
TotalEnergies SE	17,336	809
		5,343
Financials (0.7%):
Amundi SA (d)	3,780	336
AXA SA	21,880	609
BNP Paribas SA (c)	143,471	9,876
		10,821
Health Care (0.1%):
Pharmagest Interactive (b)	1,254	139
Sanofi	6,193	663
Sartorius Stedim Biotech	1,270	550
Vetoquinol SA (b)	2,414	311
		1,663
Industrials (0.6%):
Alstom SA (b)	5,593	315
Cie de Saint-Gobain (b)	11,441	768
Safran SA	46,860	7,085
Teleperformance	1,224	469
Thermador Groupe	4,487	477
		9,114
Information Technology (0.1%):
Capgemini SE	3,655	683
Esker SA (b)	2,648	733
Lectra	8,890	352
		1,768
Materials (0.7%):
Arkema SA	80,268	10,634
		46,722

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Germany (1.6%):
Communication Services (0.1%):
Deutsche Telekom AG	44,991	$936
Consumer Discretionary (0.7%):
HelloFresh SE (b)	4,304	389
Volkswagen AG Preference Shares	39,526	10,880
		11,269
Energy (0.1%):
CropEnergies AG	21,667	287
VERBIO Vereinigte BioEnergie AG	10,041	553
		840
Financials (0.1%):
Allianz SE Registered Shares	3,337	886
Hannover Rueck SE	1,711	300
Muenchener Rueckversicherungs-Gesellschaft AG Class R	1,009	290
		1,476
Health Care (0.1%):
Eckert & Ziegler Strahlen- und Medizintechnik AG	5,404	585
Merck KGaA	3,698	665
Nexus AG	6,905	542
		1,792
Industrials (0.2%):
2G Energy AG (b)	2,978	339
Amadeus Fire AG	1,977	366
Cewe Stiftung & Co. KGaA	1,518	249
Deutsche Post AG Registered Shares	15,353	1,043
Dr Hoenle AG	7,496	419
Siemens AG Registered Shares	2,942	483
		2,899
Information Technology (0.2%):
AIXTRON SE	13,296	271
Basler AG	4,173	555
Infineon Technologies AG	10,022	405
LPKF Laser & Electronics AG	10,544	294
PVA TePla AG (b)	9,470	272
SAP SE	3,607	505
Secunet Security Networks AG	1,272	591
		2,893
Materials (0.0%): (a)
Covestro AG (d)	4,866	340
HeidelbergCement AG	3,683	336
		676

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.1%):
alstria office REIT-AG	14,487	$265
LEG Immobilien SE	2,982	439
		704
Utilities (0.0%): (a)
E.ON SE	55,481	675
		24,160
Greece (0.1%):
Financials (0.0%): (a)
National Bank of Greece SA (b)	217,952	657
Industrials (0.1%):
Mytilineos SA (b)	35,685	662
		1,319
Hong Kong (0.3%):
Consumer Discretionary (0.1%):
JS Global Lifestyle Co. Ltd. (b) (d)	259,000	762
Xinyi Glass Holdings Ltd.	129,813	508
		1,270
Consumer Staples (0.0%): (a)
WH Group Ltd. (d)	414,171	357
Financials (0.1%):
BOC Hong Kong Holdings Ltd.	360,273	1,329
Industrials (0.0%): (a)
Pacific Basin Shipping Ltd. (b)	1,622,000	612
Information Technology (0.1%):
ASM Pacific Technology Ltd.	54,500	719
Real Estate (0.0%): (a)
CK Asset Holdings Ltd.	46,817	319
Sun Hung Kai Properties Ltd.	23,409	366
		685
		4,972
India (0.7%):
Energy (0.1%):
Hindustan Petroleum Corp. Ltd.	250,372	969
Petronet LNG Ltd.	187,096	622
		1,591
Financials (0.2%):
Bandhan Bank Ltd. (b) (d)	4,330	18
Cholamandalam Investment & Finance Co. Ltd.	133,935	1,004
Federal Bank Ltd. (b)	658,112	807
HDFC Bank Ltd., ADR (b)	9,479	726
LIC Housing Finance Ltd.	139,889	879
		3,434

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.1%):
Divi's Laboratories Ltd. (b)	11,698	$665
Dr Reddy's Laboratories Ltd.	10,785	772
		1,437
Information Technology (0.2%):
Infosys Ltd., ADR	110,830	2,143
Materials (0.1%):
Asian Paints Ltd.	17,768	721
Dalmia Bharat Ltd. (b)	16,834	412
NMDC Ltd.	378,551	935
		2,068
		10,673
Indonesia (0.7%):
Communication Services (0.6%):
PT Telkom Indonesia Persero Tbk	42,718,338	9,798
Financials (0.1%):
PT Bank Negara Indonesia Persero Tbk	2,020,300	735
		10,533
Ireland (1.4%):
Health Care (0.1%):
ICON PLC (b)	3,722	833
Industrials (1.3%):
DCC PLC	7,563	642
Eaton Corp. PLC	102,785	14,930
Trane Technologies PLC	21,596	4,025
		19,597
		20,430
Italy (2.0%):
Energy (0.5%):
Snam SpA	1,292,734	7,607
Financials (0.3%):
Banca Generali SpA (b)	98,315	3,958
Health Care (0.6%):
El.En. SpA	13,882	738
Recordati Industria Chimica e Farmaceutica SpA (c)	144,235	8,038
		8,776
Industrials (0.0%): (a)
Leonardo SpA	41,198	360
Information Technology (0.1%):
Nexi SpA (b) (d)	22,938	466
Sesa SpA (b)	4,257	666
		1,132

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.5%):
ACEA SpA	19,103	$457
Enel SpA (c)	769,611	7,631
		8,088
		29,921
Japan (6.3%):
Communication Services (1.2%):
Capcom Co. Ltd.	275,908	8,868
Kakaku.com, Inc.	189,591	5,644
KDDI Corp.	21,049	718
Nintendo Co. Ltd.	1,276	790
Nippon Telegraph & Telephone Corp.	29,234	792
SoftBank Group Corp.	3,406	259
ValueCommerce Co. Ltd.	11,200	312
ZIGExN Co. Ltd.	71,700	258
		17,641
Consumer Discretionary (0.9%):
Shoei Co. Ltd.	13,100	477
Sony Group Corp.	22,551	2,242
The Furukawa Battery Co. Ltd. (b)	18,300	265
Toyo Tire Corp.	20,409	415
Toyota Motor Corp.	14,900	1,237
ZOZO, Inc.	245,100	8,340
		12,976
Consumer Staples (0.5%):
Asahi Group Holdings Ltd.	12,191	589
Create SD Holdings Co. Ltd.	6,300	186
Rock Field Co. Ltd.	18,000	260
Seven & i Holdings Co. Ltd.	8,616	379
Toyo Suisan Kaisha Ltd.	137,449	5,604
Transaction Co. Ltd.	20,600	257
		7,275
Financials (0.9%):
JAFCO Group Co. Ltd.	74,331	5,434
Mitsubishi UFJ Financial Group, Inc.	936,912	5,381
Mizuho Financial Group, Inc.	43,111	668
Nomura Holdings, Inc.	61,772	339
ORIX Corp.	50,074	885
Sumitomo Mitsui Financial Group, Inc.	9,675	354
Sumitomo Mitsui Trust Holdings, Inc.	7,332	256
		13,317
Health Care (0.5%):
As One Corp.	3,844	445
BML, Inc.	10,700	364
EPS Holdings, Inc.	13,000	192
Hoya Corp.	44,702	5,875

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Japan Lifeline Co. Ltd.	20,800	$266
Japan Medical Dynamic Marketing, Inc.	17,700	327
Ono Pharmaceutical Co. Ltd.	21,799	497
Takeda Pharmaceutical Co. Ltd.	8,600	294
		8,260
Industrials (1.4%):
Altech Corp.	14,900	269
Dai-Dan Co. Ltd.	10,500	259
Denyo Co. Ltd.	14,700	274
Fuji Electric Co. Ltd.	8,000	376
Giken Ltd.	5,300	217
gremz, Inc. (b)	15,200	256
ITOCHU Corp.	42,209	1,273
JAC Recruitment Co. Ltd.	15,100	253
Komatsu Ltd.	11,700	353
Maeda Kosen Co. Ltd.	13,900	440
Mirait Holdings Corp.	16,400	292
Mitsubishi Electric Corp.	27,001	421
Mitsui & Co. Ltd.	27,220	602
Nippon Parking Development Co. Ltd.	198,500	276
Nippon Yusen	221,754	9,036
Obayashi Corp.	34,125	290
OKUMA Corp.	86,800	4,552
Rheon Automatic Machinery Co. Ltd.	22,400	268
Rozetta Corp.	9,500	174
S-Pool, Inc.	79,100	633
Taisei Corp.	7,549	267
Yamato Holdings Co. Ltd.	11,161	305
		21,086
Information Technology (0.8%):
Comture Corp.	14,400	303
Digital Arts, Inc.	1,800	132
Double Standard, Inc. (b)	3,700	158
Fujitsu Ltd.	4,359	711
Fukui Computer Holdings, Inc.	14,900	591
Future Corp.	14,900	270
Hitachi Ltd.	10,945	577
Murata Manufacturing Co. Ltd.	6,641	503
NTT Data Corp.	24,461	396
Poletowin Pitcrew Holdings, Inc.	21,800	214
SHIFT, Inc. (b)	3,000	415
Softcreate Holdings Corp. (b)	11,200	233
TDK Corp.	2,768	349
TechMatrix Corp.	15,700	252
Tokyo Electron Ltd.	1,701	746
Ulvac, Inc.	126,400	5,839
V Technology Co. Ltd.	7,200	341
		12,030

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.1%):
Rengo Co. Ltd.	36,786	$311
Shin-Etsu Chemical Co. Ltd.	2,343	406
Tosoh Corp.	19,882	353
		1,070
Real Estate (0.0%): (a)
Daiwa House Industry Co. Ltd.	11,372	331
Open House Co. Ltd.	8,291	384
		715
Utilities (0.0%): (a)
Osaka Gas Co. Ltd.	19,137	366
		94,736
Jersey (0.0%): (a)
Consumer Discretionary (0.0%): (a)
boohoo Group PLC (b)	73,089	331
Korea, Republic Of (2.5%):
Communication Services (0.2%):
LG Uplus Corp.	78,675	1,050
NAVER Corp.	3,507	1,126
		2,176
Financials (0.2%):
DB Insurance Co. Ltd.	12,609	572
Hana Financial Group, Inc.	25,584	1,045
LX Holdings Corp. (b)	3,315	36
Samsung Securities Co. Ltd.	18,213	757
Woori Financial Group, Inc.	105,302	1,042
		3,452
Health Care (0.1%):
Hugel, Inc. (b)	3,011	542
InBody Co. Ltd.	9,695	254
Samsung Biologics Co. Ltd. (b) (d)	813	603
		1,399
Industrials (0.3%):
CJ Corp.	6,401	628
CJ Logistics Corp. (b)	3,128	477
Hanwha Aerospace Co. Ltd.	22,074	936
Hyundai Engineering & Construction Co. Ltd.	17,990	904
LG Corp.	6,837	656
		3,601
Information Technology (1.6%):
Samsung Electronics Co. Ltd.	318,446	22,860
SK Hynix, Inc.	17,208	1,930
		24,790

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.1%):
Korea Petrochemical Ind Co. Ltd.	3,301	$800
LG Chem Ltd.	886	660
PI Advanced Materials Co. Ltd.	15,369	627
		2,087
		37,505
Luxembourg (0.2%):
Energy (0.0%): (a)
Tenaris SA	40,307	460
Health Care (0.1%):
Eurofins Scientific SE (b)	5,113	548
Materials (0.1%):
ArcelorMittal SA (b)	15,256	493
Ternium SA, ADR	25,967	951
		1,444
		2,452
Malaysia (0.0%): (a)
Financials (0.0%):
Public Bank Bhd	579,000	598
Mexico (0.2%):
Consumer Discretionary (0.1%):
Alsea SAB de CV (b)	275,324	457
Betterware de Mexico SAB de CV	6,406	278
		735
Industrials (0.0%): (a)
Controladora Vuela Cia de Aviacion SAB de CV, ADR (b)	33,166	572
Materials (0.1%):
Cemex SAB de CV, ADR (b)	135,552	1,122
Real Estate (0.0%): (a)
Corp Inmobiliaria Vesta SAB de CV	321,642	655
		3,084
Netherlands (1.0%):
Consumer Discretionary (0.1%):
Prosus NV	6,950	720
Consumer Staples (0.1%):
Koninklijke Ahold Delhaize NV	28,510	830
Energy (0.0%): (a)
Frank's International NV	103,464	348
Financials (0.1%):
ING Groep NV	29,541	413
NN Group NV	10,164	517
		930

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.0%): (a)
Pharming Group NV (b) (c)	135,332	$166
QIAGEN NV (b)	7,279	361
		527
Industrials (0.0%): (a)
SIF Holding NV	15,077	291
Information Technology (0.7%):
ASM International NV	30,086	9,409
ASML Holding NV	1,002	677
STMicroelectronics NV	19,412	724
		10,810
Materials (0.0%): (a)
Akzo Nobel NV	2,742	350
		14,806
New Zealand (0.3%):
Health Care (0.3%):
Fisher & Paykel Healthcare Corp. Ltd.	221,210	4,681
Norway (0.6%):
Energy (0.3%):
Aker BP ASA	183,447	5,406
Financials (0.3%):
SpareBank 1 SMN	281,983	4,002
		9,408
Portugal (0.0%): (a)
Energy (0.0%):
Galp Energia SGPS SA	32,215	404
Russian Federation (0.2%):
Consumer Discretionary (0.1%):
Detsky Mir PJSC (d)	405,475	841
Energy (0.0%): (a)
Rosneft Oil Co. PJSC, GDR	85,114	604
Financials (0.1%):
Sberbank of Russia PJSC, ADR	84,375	1,424
		2,869
Saudi Arabia (0.0%): (a)
Financials (0.0%):
The Saudi National Bank	41,596	589
Singapore (0.6%):
Communication Services (0.1%):
Sea Ltd., ADR (b)	2,509	636
Consumer Discretionary (0.0%): (a)
Genting Singapore Ltd.	501,654	320

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.0%): (a)
Wilmar International Ltd.	146,729	$531
Financials (0.5%):
DBS Group Holdings Ltd.	23,605	543
iFAST Corp. Ltd.	64,300	412
Singapore Exchange Ltd.	762,681	5,988
		6,943
		8,430
South Africa (1.0%):
Communication Services (0.1%):
MTN Group (b)	158,148	1,164
Consumer Discretionary (0.7%):
Mr Price Group Ltd.	629,549	10,579
Financials (0.1%):
Absa Group Ltd. (b)	76,430	792
Capitec Bank Holdings Ltd.	6,293	756
		1,548
Materials (0.1%):
Impala Platinum Holdings Ltd.	75,996	1,313
		14,604
Spain (0.1%):
Health Care (0.0%): (a)
Faes Farma SA	50,265	208
Industrials (0.0%): (a)
ACS Actividades de Construccion y Servicios SA	16,283	502
Information Technology (0.0%): (a)
Global Dominion Access SA (d)	57,640	312
Utilities (0.1%):
Acciona SA	2,135	369
EDP Renovaveis SA	19,666	467
		836
		1,858
Sweden (1.3%):
Consumer Discretionary (0.1%):
Boozt AB (b) (d)	17,110	395
MIPS AB	3,510	281
		676
Consumer Staples (0.1%):
Swedish Match AB	75,350	699
Financials (0.0%): (a)
Skandinaviska Enskilda Banken AB Class A	38,361	496

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.2%):
BioGaia AB B Shares	7,645	$418
Biotage AB	21,349	468
Cellavision AB	5,705	239
Probi AB	7,667	453
RaySearch Laboratories AB (b)	27,410	299
Sectra AB Class B	8,043	582
SwedenCare AB	47,060	605
Xvivo Perfusion AB (b)	9,235	354
		3,418
Industrials (0.9%):
Atlas Copco AB Class B	178,436	9,303
BTS Group AB B Shares	10,552	412
CTT Systems AB	15,739	364
Eolus Vind AB Class B	18,355	454
GARO AB	27,790	438
Hexatronic Group AB	23,501	417
Sandvik AB	15,760	419
SKF AB B Shares	18,363	497
Volvo AB Class B	24,112	636
		12,940
Information Technology (0.0%): (a)
Telefonaktiebolaget LM Ericsson Class B	36,686	492
Materials (0.0%): (a)
Boliden AB	14,410	579
Real Estate (0.0%): (a)
Fastighets AB Balder B Shares (b)	5,564	351
		19,651
Switzerland (2.8%):
Consumer Staples (0.1%):
Coca-Cola HBC AG	11,494	418
Nestle SA Registered Shares	11,576	1,431
		1,849
Financials (0.7%):
Julius Baer Group Ltd.	8,391	570
Partners Group Holding AG (c)	4,974	7,510
Swiss Life Holding AG	2,330	1,215
UBS Group AG	24,527	400
		9,695
Health Care (1.1%):
Coltene Holding AG Registered Shares	4,194	602
Lonza Group AG Registered Shares	724	468
Novartis AG Registered Shares	14,717	1,301
Roche Holding AG	40,677	14,244
		16,615

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.7%):
Adecco Group AG	144,941	$10,035
Kardex Holding AG Registered Shares	1,367	307
Schweiter Technologies AG Class BR	209	354
		10,696
Information Technology (0.1%):
Landis+Gyr Group AG	5,534	404
Logitech International SA Class R	9,778	1,203
u-blox Holding AG	5,743	360
		1,967
Materials (0.1%):
Gurit Holding AG Class BR	233	623
Holcim Ltd.	8,004	479
Vetropack Holding AG	5,570	352
		1,454
		42,276
Taiwan (1.8%):
Consumer Discretionary (0.1%):
Gourmet Master Co. Ltd. (b)	75,000	446
Makalot Industrial Co. Ltd.	86,000	880
Topkey Corp.	72,000	433
		1,759
Financials (0.5%):
Cathay Financial Holding Co. Ltd.	3,067,000	6,130
Yuanta Financial Holding Co. Ltd.	1,203,000	1,110
		7,240
Industrials (0.0%): (a)
Evergreen Marine Corp. Taiwan Ltd. (b)	199,000	691
Information Technology (1.2%):
Hon Hai Precision Industry Co. Ltd.	202,000	807
Lite-On Technology Corp.	2,558,000	6,059
MediaTek, Inc.	47,000	1,624
Nanya Technology Corp.	378,000	1,096
Taiwan Semiconductor Manufacturing Co. Ltd.	333,000	7,071
Walsin Technology Corp.	112,000	836
		17,493
Materials (0.0%): (a)
Formosa Plastics Corp.	184,000	673
		27,856
Thailand (0.2%):
Energy (0.1%):
PTT PCL	684,000	858

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.1%):
The Siam Commercial Bank PCL	236,100	$770
Real Estate (0.0%): (a)
AP Thailand PCL	2,262,000	623
		2,251
Turkey (0.1%):
Communication Services (0.1%):
Turk Telekomunikasyon A/S	685,075	553
Consumer Staples (0.0%): (a)
Anadolu Efes Biracilik Ve Malt Sanayii A/S	165,133	444
Industrials (0.0%): (a)
Turkiye Sise ve Cam Fabrikalari A/S	574,870	533
Information Technology (0.0%): (a)
Logo Yazilim Sanayi Ve Ticaret A/S	25,566	435
		1,965
United Kingdom (5.5%):
Communication Services (0.4%):
4imprint Group PLC (b)	6,897	281
ITV PLC (b)	2,838,179	5,157
Team17 Group PLC (b)	28,650	275
Vodafone Group PLC	291,423	528
		6,241
Consumer Discretionary (0.5%):
AB Dynamics PLC	18,021	551
Barratt Developments PLC	50,062	536
Focusrite PLC	42,801	765
MJ Gleeson PLC	29,314	362
Next PLC (b)	42,702	4,930
Stellantis NV	45,225	887
		8,031
Consumer Staples (0.6%):
British American Tobacco PLC	10,429	402
Imperial Brands PLC	275,113	6,236
Nichols PLC	10,874	242
Tate & Lyle PLC	42,419	461
Tesco PLC	198,788	629
Unilever PLC	8,362	501
		8,471
Energy (0.1%):
BP PLC	180,682	787
Cairn Energy PLC	130,185	300
		1,087

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.8%):
3i Group PLC	48,597	$855
Barclays PLC	202,101	524
Close Brothers Group PLC	301,801	7,016
CMC Markets PLC (d)	45,163	314
Intermediate Capital Group PLC	66,426	1,976
Legal & General Group PLC	115,072	464
Standard Chartered PLC	56,831	409
		11,558
Health Care (0.1%):
Advanced Medical Solutions Group PLC	46,232	179
AstraZeneca PLC	3,538	403
EKF Diagnostics Holdings PLC	291,709	323
Hikma Pharmaceuticals PLC	10,804	374
Tristel PLC	56,437	489
		1,768
Industrials (0.9%):
Alpha Financial Markets Consulting PLC	49,436	260
Ashtead Group PLC	138,002	10,065
BAE Systems PLC	96,823	721
Concentric AB	13,990	310
Robert Walters PLC	34,399	327
Sensata Technologies Holding PLC	32,900	1,955
SThree PLC	60,542	359
Volex PLC	61,981	300
		14,297
Information Technology (0.1%):
Aptitude Software Group PLC	41,195	353
GB Group PLC	24,928	330
Kainos Group PLC	22,249	449
		1,132
Materials (2.0%):
Anglo American PLC	65,402	2,903
Croda International PLC	95,068	9,407
Evraz PLC	728,725	6,579
Rio Tinto PLC	123,360	10,607
Treatt PLC	51,034	831
		30,327
Real Estate (0.0%): (a)
Watkin Jones PLC	61,684	197
		83,109
United States (51.9%):
Communication Services (4.6%):
Activision Blizzard, Inc.	32,595	3,170
Alphabet, Inc. Class C (b)	13,464	32,469
Alphabet, Inc. Class A (b)	1,000	2,357

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Facebook, Inc. Class A (b)	90,350	$29,701
Snap, Inc. Class A (b)	35,692	2,217
		69,914
Consumer Discretionary (7.0%):
Airbnb, Inc. Class A (b)	12,968	1,821
Amazon.com, Inc. (b)	11,225	36,179
America's Car-Mart, Inc.	4,193	689
BJ's Restaurants, Inc.	20,006	1,106
Burlington Stores, Inc. (b)	12,173	3,936
Century Communities, Inc.	13,557	1,103
Dollar Tree, Inc. (b)	23,200	2,262
General Motors Co. (b)	30,500	1,809
Jack in the Box, Inc.	3,162	359
Johnson Outdoors, Inc. Class A	4,723	577
LKQ Corp. (b)	44,400	2,263
M/I Homes, Inc.	10,999	776
McDonald's Corp.	73,626	17,220
NIKE, Inc. Class B	24,139	3,294
PulteGroup, Inc.	214,028	12,369
Red Robin Gourmet Burgers, Inc.	16,729	600
Ross Stores, Inc.	110,646	13,985
Sleep Number Corp. (b)	5,960	665
Sonos, Inc. (b)	16,464	609
Tesla, Inc. (b)	5,960	3,726
The Cheesecake Factory, Inc.	12,396	729
		106,077
Consumer Staples (3.3%):
Colgate-Palmolive Co.	150,169	12,581
Keurig Dr Pepper, Inc.	118,900	4,394
Mondelez International, Inc. Class A	59,100	3,755
PepsiCo, Inc.	94,956	14,048
The Estee Lauder Cos., Inc.	48,509	14,869
		49,647
Energy (1.7%):
Cactus, Inc. Class A	130,322	4,566
Clean Energy Fuels Corp.	61,934	491
ConocoPhillips	143,508	7,999
Enterprise Products Partners LP	108,100	2,552
Hess Corp.	25,700	2,154
Phillips 66	57,370	4,832
Pioneer Natural Resources Co.	11,600	1,765
Renewable Energy Group, Inc. (b)	11,939	729
RPC, Inc.	106,668	524
Valero Energy Corp.	14,000	1,126
		26,738

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (7.5%):
Aflac, Inc.	39,100	$2,216
Bank of America Corp.	431,494	18,291
Cboe Global Markets, Inc.	44,400	4,942
Citigroup, Inc.	47,800	3,762
Comerica, Inc.	51,100	4,011
Discover Financial Services	23,000	2,697
First Busey Corp.	21,971	589
JPMorgan Chase & Co.	142,588	23,419
KeyCorp	119,200	2,746
LPL Financial Holdings, Inc.	53,170	7,863
MSCI, Inc.	20,001	9,363
S&P Global, Inc.	26,806	10,172
The PNC Financial Services Group, Inc.	47,643	9,275
The Progressive Corp.	97,882	9,698
U.S. Bancorp	58,100	3,531
Voya Financial, Inc.	22,700	1,487
		114,062
Health Care (7.3%):
Addus HomeCare Corp.	3,623	348
Align Technology, Inc. (b)	5,160	3,045
Amedisys, Inc. (b)	17,838	4,609
Amgen, Inc.	45,921	10,926
Amneal Pharmaceuticals, Inc. (b)	88,456	501
Cardiovascular Systems, Inc.	5,372	211
Cigna Corp.	13,000	3,365
Coherus Biosciences, Inc.	23,000	303
CryoLife, Inc.	20,582	593
CVS Health Corp.	149,639	12,935
Eli Lilly & Co.	56,846	11,354
Hill-Rom Holdings, Inc.	29,000	3,227
Humana, Inc.	5,500	2,407
IDEXX Laboratories, Inc. (b)	25,598	14,287
Johnson & Johnson	114,309	19,347
Lantheus Holdings, Inc.	24,779	601
LeMaitre Vascular, Inc.	14,839	760
Masimo Corp. (b)	8,962	1,932
Medtronic PLC	17,900	2,266
Orthofix Medical, Inc.	11,546	470
Pacira BioSciences, Inc.	7,266	441
Quest Diagnostics, Inc.	10,100	1,330
TG Therapeutics, Inc. (b)	19,415	677
The Joint Corp. (b)	15,253	1,084
Thermo Fisher Scientific, Inc.	6,326	2,970
UnitedHealth Group, Inc.	4,900	2,018
Veeva Systems, Inc. Class A (b)	11,393	3,319
Vertex Pharmaceuticals, Inc. (b)	8,745	1,825
Zoetis, Inc.	17,693	3,126
		110,277

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (3.2%):
3M Co.	7,287	$1,479
Allied Motion Technologies, Inc.	20,412	723
CoStar Group, Inc. (b)	3,988	3,406
Forward Air Corp.	4,574	443
Generac Holdings, Inc. (b)	7,779	2,557
Graham Corp.	19,564	287
Harsco Corp.	48,168	1,080
Honeywell International, Inc.	73,358	16,939
Hyster-Yale Materials Handling, Inc.	10,250	775
Insteel Industries, Inc.	21,982	768
Johnson Controls International PLC	37,200	2,475
L3Harris Technologies, Inc.	6,800	1,483
Orion Energy Systems, Inc.	20,801	133
Orion Group Holdings, Inc.	107,198	641
Parker-Hannifin Corp.	6,600	2,034
Raytheon Technologies Corp.	22,800	2,023
TPI Composites, Inc. (b)	20,772	1,003
Transcat, Inc.	13,476	712
U.S. Xpress Enterprise, Inc. Class A	56,100	631
Uber Technologies, Inc. (b)	72,836	3,702
Ultralife Corp.	31,289	286
Union Pacific Corp.	11,000	2,472
United Rentals, Inc. (b)	5,200	1,737
Willdan Group, Inc.	11,772	428
		48,217
Information Technology (15.1%):
Adobe, Inc. (b)	8,976	4,529
Advanced Energy Industries, Inc.	6,467	660
Ambarella, Inc.	7,029	706
Apple, Inc.	350,666	43,696
Autodesk, Inc. (b)	7,331	2,096
Cadence Design Systems, Inc. (b)	18,238	2,316
Cisco Systems, Inc.	305,406	16,156
Diodes, Inc. (b)	9,472	717
EPAM Systems, Inc. (b)	9,223	4,405
ePlus, Inc.	7,668	725
Euronet Worldwide, Inc.	21,700	3,247
Fidelity National Information Services, Inc.	14,500	2,160
FleetCor Technologies, Inc. (b)	9,800	2,690
Fortinet, Inc. (b)	56,876	12,430
Leidos Holdings, Inc.	14,200	1,459
Mastercard, Inc. Class A	49,968	18,017
Mesa Laboratories, Inc.	1,758	433
Micron Technology, Inc. (b)	41,560	3,497
Microsoft Corp.	156,424	39,056
NVIDIA Corp.	38,683	25,135
Onto Innovation, Inc.	9,994	717
PAR Technology Corp.	15,075	1,009
PayPal Holdings, Inc. (b)	24,032	6,249

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Perficient, Inc. (b)	14,188	$1,016
Rogers Corp.	3,036	569
ServiceNow, Inc. (b)	8,205	3,888
Texas Instruments, Inc.	92,799	17,615
The Trade Desk, Inc. Class A (b)	4,440	2,611
Twilio, Inc. Class A (b)	8,067	2,710
Ultra Clean Holdings, Inc.	13,455	758
Upland Software, Inc.	12,313	505
Visa, Inc. Class A	27,857	6,332
		228,109
Materials (0.4%):
Freeport-McMoRan, Inc.	29,500	1,260
Koppers Holdings, Inc. (b)	21,978	762
Sealed Air Corp.	75,700	4,304
		6,326
Real Estate (0.8%):
Host Hotels & Resorts, Inc. (b)	136,400	2,342
Prologis, Inc.	79,521	9,371
		11,713
Utilities (1.0%):
Exelon Corp.	61,200	2,761
FirstEnergy Corp.	27,000	1,024
MGE Energy, Inc.	109,361	8,204
Vistra Corp.	185,200	2,995
		14,984
		786,064
Total Common Stocks (Cost $1,113,477)		1,496,002
Exchange-Traded Funds (0.0%) (a)
United States (0.0%):
iShares Core MSCI EAFE ETF	7,941	610
Total Exchange-Traded Funds (Cost $582)		610
Collateral for Securities Loaned^ (1.1%)
United States (1.1%):
HSBC U.S. Government Money Market Fund I Shares, 0.03% (e)	15,239,412	15,239
Invesco Government & Agency Portfolio, Institutional Shares, 0.03% (e)	2,168,873	2,169
Total Collateral for Securities Loaned (Cost $17,408)		17,408
Total Investments (Cost $1,131,467) — 100.0%		1,514,020
Liabilities in excess of other assets — 0.0%		(507)
NET ASSETS — 100.00%		$1,513,513

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.
See notes to financial statements.

29

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2021

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $13,096 (thousands) and amounted to 0.9% of net assets.

(e)  Rate disclosed is the daily yield on May 31, 2021.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

LP — Limited Partnership

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

30

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Sustainable World Fund
Assets:
Investments, at value (Cost $1,131,467)	$1,514,020	(a)
Foreign currency, at value (Cost $7,459)	7,466
Cash	6,115
Receivables:
Interest and dividends	2,829
Capital shares issued	184
Investments sold	2,749
Reclaims	1,906
From Adviser	8
Prepaid expenses	15
Total Assets	1,535,292
Liabilities:
Payables:
Collateral received on loaned securities	17,408
To custodian	29
Investments purchased	2,300
Capital shares redeemed	555
Accrued foreign capital gains taxes	137
Accrued expenses and other payables:
Investment advisory fees	908
Administration fees	191
Custodian fees	39
Transfer agent fees	119
Compliance fees	1
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	91
Total Liabilities	21,779
Net Assets:
Capital	939,580
Total accumulated earnings/(loss)	573,933
Net Assets	$1,513,513
Net Assets
Fund Shares	$1,507,963
Institutional Shares	2,660
Class A	2,890
Total	$1,513,513
Shares (unlimited number of shares authorized with no par value):
Fund Shares	48,597
Institutional Shares	86
Class A	93
Total	48,776
Net asset value, offering and redemption price per share: (c)
Fund Shares	$31.03
Institutional Shares	$31.10
Class A	$31.06
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$32.95

(a)  Includes $16,437 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

31

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

USAA Sustainable World Fund
Investment Income:
Dividends	$28,066
Interest	5
Securities lending (net of fees)	61
Foreign tax withholding	(1,675)
Total Income	26,457
Expenses:
Investment advisory fees	10,192
Administration fees — Fund Shares	2,055
Administration fees — Institutional Shares	6
Administration fees — Class A	10
Sub-Administration fees	76
12b-1 fees — Class A	16
Custodian fees	261
Transfer agent fees — Fund Shares	1,565
Transfer agent fees — Institutional Shares	6
Transfer agent fees — Class A	7
Trustees' fees	51
Compliance fees	8
Legal and audit fees	104
State registration and filing fees	71
Interfund lending fees	— (a)
Interest fees	26
Other expenses	195
Total Expenses	14,649
Expenses waived/reimbursed by Adviser	(37)
Net Expenses	14,612
Net Investment Income (Loss)	11,845
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	265,689
Foreign taxes on realized gains	(28)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	176,287
Net change in accrued foreign taxes on unrealized gains	(75)
Net realized/unrealized gains (losses) on investments	441,873
Change in net assets resulting from operations	$453,718

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

32

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Sustainable World Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$11,845	$13,124
Net realized gains (losses) from investments	265,661	406,737
Net change in unrealized appreciation/depreciation on investments	176,212	(320,704)
Change in net assets resulting from operations	453,718	99,157
Distributions to Shareholders:
Fund Shares	(64,664)	(426,145)
Institutional Shares	(328)	(4,055)
Class A	(321)	(2,733)
Change in net assets resulting from distributions to shareholders	(65,313)	(432,933)
Change in net assets resulting from capital transactions	(116,446)	273,969
Change in net assets	271,959	(59,807)
Net Assets:
Beginning of period	1,241,554	1,301,361
End of period	$1,513,513	$1,241,554

(continues on next page)

See notes to financial statements.

33

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Sustainable World Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$72,139	$85,742
Distributions reinvested	63,933	419,589
Cost of shares redeemed	(241,694)	(228,526)
Total Fund Shares	$(105,622)	$276,805
Institutional Shares
Proceeds from shares issued	$1,307	$958
Distributions reinvested	96	2,199
Cost of shares redeemed	(6,761)	(6,304)
Total Institutional Shares	$(5,358)	$(3,147)
Class A
Proceeds from shares issued	$6,709	$969
Distributions reinvested	61	556
Cost of shares redeemed	(12,236)	(1,214)
Total Class A	$(5,466)	$311
Change in net assets resulting from capital transactions	$(116,446)	$273,969
Share Transactions:
Fund Shares
Issued	2,582	3,075
Reinvested	2,305	16,485
Redeemed	(8,859)	(8,689)
Total Fund Shares	(3,972)	10,871
Institutional Shares
Issued	48	36
Reinvested	3	86
Redeemed	(227)	(269)
Total Institutional Shares	(176)	(147)
Class A
Issued	280	36
Reinvested	2	22
Redeemed	(464)	(47)
Total Class A	(182)	11
Change in Shares	(4,330)	10,735

See notes to financial statements.

34

This page is intentionally left blank.

35

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Sustainable World Fund
Fund Shares
Year Ended: May 31, 2021	$23.38	0.23	(b)	8.74	8.97	(0.18)	(1.14)
May 31, 2020	$30.71	0.27	(b)	2.87	3.14	(0.32)	(10.15)
May 31, 2019	$31.82	0.33		0.51	0.84	(0.28)	(1.67)
May 31, 2018	$31.16	0.30		1.78	2.08	(0.23)	(1.19)
May 31, 2017	$27.20	0.19		4.55	4.74	(0.21)	(0.57)
Institutional Shares
Year Ended: May 31, 2021	$23.42	0.24	(b)	8.77	9.01	(0.19)	(1.14)
May 31, 2020	$30.74	0.29	(b)	2.86	3.15	(0.32)	(10.15)
May 31, 2019	$31.75	0.38		0.48	0.86	(0.20)	(1.67)
May 31, 2018	$31.14	0.29		1.80	2.09	(0.29)	(1.19)
May 31, 2017	$27.14	0.20		4.55	4.75	(0.18)	(0.57)
Class A
Year Ended: May 31, 2021	$23.40	0.15	(b)	8.76	8.91	(0.11)	(1.14)
May 31, 2020	$30.77	0.19	(b)	2.86	3.05	(0.27)	(10.15)
May 31, 2019	$31.86	0.24	(b)	0.53	0.77	(0.19)	(1.67)
May 31, 2018	$31.07	0.18	(b)	1.80	1.98	— (f)	(1.19)
May 31, 2017	$27.13	0.12		4.53	4.65	(0.14)	(0.57)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased trading activity due to current year transitions or asset allocation shifts.

(d)  Effective October 1, 2018, USAA Asset Management Company (AMCO) voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets.

(e)  Effective October 1, 2017, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.35% of the Class A shares' average daily net assets.

(f)  Amount is less than $0.005 per share.

See notes to financial statements.

36

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Sustainable World Fund
Fund Shares
Year Ended: May 31, 2021	(1.32)	$—		$31.03	39.07%	1.05%		0.86%	1.05%	$1,507,963	88%
May 31, 2020	(10.47)	—		$23.38	7.81%	1.07%		0.98%	1.07%	$1,228,986	103	%(c)
May 31, 2019	(1.95)	—		$30.71	3.23%	1.09%		1.09%	1.09%	$1,280,661	8%
May 31, 2018	(1.42)	—		$31.82	6.68%	1.10%		0.98%	1.10%	$1,353,880	10%
May 31, 2017	(0.78)	—		$31.16	17.81%	1.13%		0.72%	1.13%	$1,319,357	12%
Institutional Shares
Year Ended: May 31, 2021	(1.33)	$—		$31.10	39.17%	0.99%		0.87%	1.27%	$2,660	88%
May 31, 2020	(10.47)	—		$23.42	7.85%	1.00%		1.00%	1.13%	$6,143	103	%(c)
May 31, 2019	(1.87)	—		$30.74	3.29%	1.05	%(d)	1.13%	1.11%	$12,567	8%
May 31, 2018	(1.48)	—		$31.75	6.70%	1.10%		1.19%	1.10%	$30,127	10%
May 31, 2017	(0.75)	—		$31.14	17.89%	1.09%		0.78%	1.37%	$6,877	12%
Class A
Year Ended: May 31, 2021	(1.25)	$—		$31.06	38.73%	1.32%		0.53%	1.62%	$2,890	88%
May 31, 2020	(10.42)	—		$23.40	7.49%	1.35%		0.68%	1.43%	$6,425	103	%(c)
May 31, 2019	(1.86)	—		$30.77	2.98%	1.35%		0.76%	1.46%	$8,133	8%
May 31, 2018	(1.19)	—	(f)	$31.86	6.36%	1.39	%(e)	0.57%	1.43%	$10,114	10%
May 31, 2017	(0.71)	—	(f)	$31.07	17.50%	1.42%		0.45%	1.42%	$19,722	12%

See notes to financial statements.

37

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Sustainable World Fund (the "Fund"). Effective October 1, 2020, the Fund's name changed from USAA World Growth Fund. The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act. Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$894,929	$601,073	$—	$1,496,002
Exchange-Traded Funds	610	—	—	610
Collateral for Securities Loaned	17,408	—	—	17,408
Total	$912,947	$601,073	$—	$1,514,020

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$16,437	$—	$17,408

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$114	$30	$10

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,186,904	$1,363,520

There were no purchases or sales of U.S. government securities during the year ended May 31, 2021.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the largest funds within the Lipper Global Funds category.

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to May 31, 2021, performance adjustments were $(175), $(1), and $(2) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.01)%, (0.01)%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into an Investment Subadvisory Agreement with MFS Investment Management ("MFS"), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees. Effective March 19, 2021, MFS is no longer a subadviser to the Fund.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, and 0.15% of average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended May 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended May 31, 2021, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limits (excluding voluntary waivers) were 1.09%, 1.00%, and 1.35% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

(b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2023	Expires 2024	Total
$14	$37	$51

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,340	12	0.61%	$1,793

*  For the year ended May 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(6,785)	$6,785

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended May 31, 2021			Year Ended May 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$9,425	$55,888	$65,313	$22,510	$410,423	$432,933

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$36,860	$171,263	$6	$208,129	$365,804	$573,933

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, passive foreign investment company, partnership, and REITs/return of capital.

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,148,216	$395,864	$(30,060)	$365,804

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Sustainable World Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Sustainable World Fund (formerly USAA World Growth Fund) (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

49

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

51

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

55

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
Fund Shares	$1,000.00	$1,160.00	$1,019.80	$5.55	$5.19	1.03%
Institutional Shares	1,000.00	1,160.70	1,020.14	5.17	4.84	0.96%
Class A	1,000.00	1,159.00	1,018.50	6.94	6.49	1.29%

*   Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Foreign Taxes Paid
36%	70%	$739	$61,932	$1,362

57

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Sustainable World Fund (formerly, USAA World Growth Fund) (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and MFS Investment Management (the "Subadviser") with respect to the Fund.1 Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management

1  Effective March 19, 2021, the Subadviser is no longer a subadviser to the Fund.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services and the effects of any performance adjustment2, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and

2  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2020, and was below the average of its performance universe for the one-, three- and five-year periods ended September 30, 2020, and was above the average of its performance universe for the ten-year period ended September 30, 2020. The Board also considered management's discussion of recent changes made to the Fund.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees and also noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended September 30, 2020, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

61

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

62

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23411-0721

MAY 31, 2021

Annual Report

USAA Government Securities Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Supplemental Information (Unaudited)	34
Trustees' and Officers' Information	34
Proxy Voting and Portfolio Holdings Information	40
Expense Examples	40
Additional Federal Income Tax Information	41
Advisory Contract Agreement	42
Liquidity Risk Management Program	45
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can and will change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Government Securities Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

As we began the reporting year in June of 2020, the world and its economies were largely in lockdown as a result of the COVID-19 pandemic and countries tried to contain the rapid spread of this coronavirus. Within the United States, the lockdowns began in March, and significantly affected almost every area of the economy. Real GDP fell 5% in the first quarter of 2020, and a record 32.9% in the second quarter of 2020, thus officially marking the economy as being in recession for the first time since 2009. The policy response to restore financial system order from the country's monetary authorities and the federal government was quick and substantial. The U.S. Federal Reserve ("the Fed") reduced its federal funds rate nearly to zero, re-instituted various Financial Crisis-era credit support programs, and even added new tools to support an economy under fierce assault from the pandemic. The federal government acted to support the economy with Congress and the president passing a $2 trillion relief package in March 2020, along with a second round of stimulus of $900 billion passing in December 2020.

The significant government support and the approval of multiple COVID-19 vaccines sparked hopes of a return to pre-COVID normalcy and rallied markets through the remainder of 2020 and into 2021. The U.S. Treasury curve steepened significantly in the first part of 2021 on expectations of stronger economic growth and the potential for inflation.

U.S. Treasury yields ended the reporting period higher than they started. When the period began in June 2020, the Fed Funds Target Rate was at a target range of between zero and 0.25%, which is where it still stands today. Despite continued uncertainty, and the Fed keeping rates near zero, the Treasury curve steepened in the first part of 2021 on expectations of stronger economic growth and the potential for inflation. The two-year Treasury yield fell two basis points from the beginning of the reporting period, to end at 0.14%; however, the 10-year Treasury yield rose 94 basis points, to finish the period at 1.59%. (A basis point is 1/100th of a percentage point.)

Residential mortgage interest rates, which have historically been tied to the 10-year U.S. Treasury yield, fell during the reporting period, despite the increase in overall treasury rates. Higher mortgage rates at the beginning of the period, were driven by the severe COVID-19 induced disruption in the mortgage-backed securities market, as well as the reduced ability of mortgage companies to originate new loans because of social distancing concerns and lockdowns. As the reporting period progressed, the mortgage market re-opened and rates fell, driving increased lending activity for both new home purchases as well as refinancing of existing mortgages. The interest rate on a 15-year residential mortgage started the period near its high at 2.84%, dropped to a low of 2.30% on January 4, 2021, and ended the period at 2.37%. The interest rate on a 30-year residential mortgage decreased from a high of 3.52% at the beginning of the period, dropped to a low of 2.82% on February 9, 2021, and ended the period at 3.08%.

4

USAA Mutual Funds Trust

USAA Government Securities Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Government Securities Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end sales charge), and R6 Shares. For the reporting period ended May 31, 2021, the Fund Shares, Institutional Shares, Class A, and R6 Shares had total returns of 0.56%, 0.75%, 0.43%, and 0.85%, respectively. This compares to a total return of -0.74% for the Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index (the "Index"), and -1.53% for the Lipper Intermediate U.S. Government Funds Index.

•  What strategies did you employ during the reporting period?

The Fund benefited from its holdings of Agency Commercial Mortgage-Backed Securities ("CMBS") during the period, as spread tightening in the sector offset the impact of increasing treasury rates. The Fund also benefited from its under-allocation to U.S. Treasury securities and mortgage-backed securities, as both performed poorly over the reporting period, as an increase in interest rates and steepening of the Treasury yield curve negatively impacted these securities. The MBS extension risk that we have discussed in previous commentaries occurred as the duration of the MBS portion of the Index extended significantly in response to the move up in interest rates during the first quarter of 2021. Asset Backed Securities (ABS), which include floating rate Student Loan ABS, and high-quality taxable Municipal bonds, also contributed positively to performance, as tightening spreads in these sectors produced positive overall returns. Our holdings of cash distracted slightly from returns.

During the reporting period, we reduced our exposure to CMBS, as spreads tightened considerably in this sector, and we chose to take advantage of the associated increase in prices. We invested proceeds in high-quality municipal bonds that were priced at attractive yields as a result of the uncertainty caused by the pandemic. We also increased the Fund's allocation to longer treasuries due to the increased overall duration of the Index and purchased modest amounts of higher coupon MBS to take advantage of the market disruption caused by rising rates. We have managed the Fund over the past several years to minimize both contraction and extension risk that exists in mortgage pass throughs. (Contraction risk is the risk that mortgage prepayments will accelerate, causing the average life of a mortgage to shorten and forcing us to reinvest proceeds at lower yields. Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen — or, extend — and become more sensitive to upward interest rate movement.) We expect to continue to manage the portfolio in a similar fashion going forward.

Thank you for allowing us to assist in your investment needs.

5

USAA Mutual Funds Trust

USAA Government Securities Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

	Fund Shares	Institutional Shares	Class A	Class R6
INCEPTION DATE	2/1/91	8/10/15	8/1/10	12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index[1]	Lipper Intermediate U.S. Government Funds Index[2]
One Year	0.56%	0.75%	0.43%	0.85%	-0.74%	-1.53%
Five Year	2.39%	2.49%	2.11%	NA	2.34%	2.32%
Ten Year	2.25%	NA	1.93%	NA	2.37%	2.44%
Since Inception	NA	2.56%	NA	3.02%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Government Securities Fund — Growth of $10,000

1The unmanaged Bloomberg Barclays U.S. Aggregate Government Intermediate & Mortgage?Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Government Securities Fund	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide investors with a high level of current income consistent with preservation of principal.

Asset Allocation:

May 31, 2021

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (3.5%)
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A2, 1.10% (LIBOR01M+100bps), 5/20/30, Callable 1/20/31 @100 (a)	$4,603	$4,630
Navient Student Loan Trust, Series 2014-1, Class A3, 0.60% (LIBOR01M+51bps), 6/25/31, Callable 2/25/32 @100 (a)	2,234	2,205
Navient Student Loan Trust, Series 2016-2, Class A2, 1.14% (LIBOR01M+105bps), 6/25/65, Callable 12/25/32 @100 (a) (b)	442	443
Nelnet Student Loan Trust, Series 2006-3, Class B, 0.45% (LIBOR03M+25bps), 6/25/41, Callable 9/25/24 @100 (a)	2,568	2,361
Nelnet Student Loan Trust, Series 2015-3, Class A2, 0.69% (LIBOR01M+60bps), 2/27/51, Callable 6/25/34 @100 (a) (b)	3,602	3,583
Nelnet Student Loan Trust, Series 2019-5, Class A, 2.53%, 10/25/67, Callable 12/25/35 @100 (b)	3,443	3,569
PHEAA Student Loan Trust, Series 2011-1, Class A1, 1.30% (LIBOR03M+110bps), 6/25/38, Callable 3/25/29 @100 (a) (b)	2,065	2,092
SLM Student Loan Trust, Series 2013-6, Class A3, 0.74% (LIBOR01M+65bps), 6/25/55, Callable 5/25/29 @100 (a)	2,926	2,922
SLM Student Loan Trust, Series 2006-4, Class B, 0.38% (LIBOR03M+20bps), 1/25/70, Callable 7/25/32 @100 (a)	3,853	3,668
SunTrust Student Loan Trust, Series 2006-1A, Class B, 0.45% (LIBOR03M+27bps), 10/28/37, Callable 4/28/26 @100 (a) (b)	1,033	950
Wepco Environmental Trust Finance I LLC, Series 2021-1, Class A, 1.58%, 12/15/35	4,500	4,497
Total Asset-Backed Securities (Cost $31,005)		30,920
Municipal Bonds (5.4%)
Hawaii (0.0%): (c)
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A-2, 3.24%, 1/1/31	199	212
Kansas (0.4%):
Kansas Development Finance Authority Revenue, Series H, 3.94%, 4/15/26	3,000	3,373
Louisiana (0.6%):
State of Louisiana, GO, Series C-1, 0.84%, 6/1/25	5,000	5,043
Michigan (0.2%):
Michigan State Building Authority Revenue, Series II, 0.46%, 10/15/22	1,500	1,503
Ohio (0.3%):
State of Ohio, GO, Series A, 1.78%, 8/1/32	3,000	2,982
Texas (2.9%):
Boerne School District, GO, 1.77%, 2/1/32, Continuously Callable @100	650	638
City of Abilene, GO 2.41%, 2/15/26	1,715	1,831
2.54%, 2/15/27	1,195	1,283
2.64%, 2/15/29	1,000	1,074
City of Houston Texas Combined Utility System Revenue 3.72%, 11/15/28	1,530	1,770
3.82%, 11/15/29, Continuously Callable @100	3,000	3,459

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of Texas, GO 1.61%, 10/1/22	$1,585	$1,615
2.53%, 10/1/31, Continuously Callable @100	3,500	3,714
Texas Public Finance Authority Revenue, 0.93%, 2/1/26	2,000	2,001
Texas Public Finance Authority State of Texas, GO
Series C, 2.83%, 10/1/25	3,000	3,265
Series C, 3.01%, 10/1/26, Continuously Callable @100	4,000	4,348
		24,998
Virginia (1.0%):
Virginia Public Building Authority Revenue Series C, 2.25%, 8/1/26	1,370	1,448
Series C, 2.40%, 8/1/27	1,475	1,564
Series C, 2.56%, 8/1/29	2,700	2,865
Virginia Public School Authority Revenue, Series C, 0.55%, 8/1/23	3,000	3,013
		8,890
Total Municipal Bonds (Cost $44,509)		47,001
U.S. Government Agency Mortgages (51.9%)
Federal Home Loan Mortgage Corporation Series K019, Class A2, 2.27%, 3/25/22	2,119	2,142
Series K026, Class A1, 1.69%, 4/25/22	660	664
Series K720, Class A2, 2.72%, 6/25/22	4,000	4,065
Series K022, Class A2, 2.36%, 7/25/22	2,989	3,041
Series K026, Class A2, 2.51%, 11/25/22	5,000	5,143
Series K027, Class A2, 2.64%, 1/25/23	5,000	5,166
Series K029, Class A2, 3.32%, 2/25/23 (d)	3,000	3,139
Series K725, Class A2, 3.00%, 1/25/24	5,000	5,308
Series K037, Class A2, 3.49%, 1/25/24	10,030	10,763
Series K038, Class A2, 3.39%, 3/25/24	3,000	3,223
Series K727, Class A2, 2.95%, 7/25/24	20,000	21,308
Series K052, Class A1, 2.60%, 1/25/25	2,240	2,310
Series K045, Class A2, 3.02%, 1/25/25	3,000	3,235
Series K730, Class A2, 3.59%, 1/25/25	5,000	5,477
Series K048, Class A2, 3.28%, 6/25/25 (d)	10,000	10,940
Series K056, Class A1, 2.20%, 7/25/25	3,857	3,990
Series K049, Class A2, 3.01%, 7/25/25	4,000	4,347
Series KC02, Class A2, 3.37%, 7/25/25	30,000	31,934
Series K051, Class A2, 3.31%, 9/25/25	10,000	11,006
Series K733, Class AM, 3.75%, 9/25/25	5,000	5,548
Series KIR1, Class A2, 2.85%, 3/25/26	7,709	8,305
Series K056, Class A2, 2.53%, 5/25/26	5,000	5,366
Series K057, Class A2, 2.57%, 7/25/26	7,000	7,535
Series K061, Class A1, 3.01%, 8/25/26	2,074	2,199
Series 3987, Class A, 2.00%, 9/15/26	843	858
Series K059, Class A2, 3.12%, 9/25/26 (d)	4,500	4,967
Series K061, Class A2, 3.35%, 11/25/26 (d)	4,000	4,469
Series K066, Class A2, 3.12%, 6/25/27	3,000	3,329
Series K067, Class A2, 3.19%, 7/25/27	9,274	10,345
Series K069, Class A2, 3.19%, 9/25/27 (d)	2,879	3,213

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series K071, Class A2, 3.29%, 11/25/27	$5,000	$5,608
Series K080, Class A2, 3.93%, 7/25/28 (d)	15,000	17,522
3.00%, 3/1/32-6/1/42	13,923	14,725
3.50%, 10/1/33-8/1/48	11,458	12,252
4.00%, 10/1/33-8/1/48	10,736	11,471
5.50%, 12/1/35	277	321
Series 3134, Class FA, 0.40% (LIBOR01M+30bps), 3/15/36 (a)	564	567
Series 4023, Class PF, 0.65% (LIBOR01M+55bps), 10/15/41 (a)	635	641
4.50%, 9/1/48	2,050	2,210
Series K078, Class A2, 3.85%, 6/25/51	12,500	14,515
		273,167
Federal National Mortgage Association 2.63%, 9/1/21	10,000	10,000
2.42%, 11/1/22	19,316	19,619
2.50%, 4/1/23	8,265	8,470
Series M1, Class A2, 3.11%, 7/25/23 (d)	872	905
Series M7, Class AV2, 2.16%, 10/25/23	4,416	4,505
Series M13, Class A2, 2.71%, 6/25/25 (d)	2,257	2,402
3.00%, 2/1/27-2/1/50	7,474	7,846
Series M8, Class A2, 3.06%, 5/25/27 (d)	4,000	4,403
Series M12, Class A2, 3.08%, 6/25/27 (d)	6,090	6,722
Series 73, Class DC, 1.50%, 7/25/27-10/25/27	3,719	3,781
Series 102, Class GA, 1.38%, 9/25/27	848	858
Series M4, Class A2, 3.05%, 3/25/28 (d)	2,842	3,163
Series M10, Class A2, 3.37%, 7/25/28 (d)	8,049	9,144
Series 29, Class FY, 0.39% (LIBOR01M+60bps), 4/25/35-8/25/37 (a)	1,811	1,819
5.00%, 12/1/35	455	519
5.50%, 11/1/37	168	196
6.00%, 5/1/38	234	266
4.00%, 8/1/39-2/1/50	20,295	21,684
3.50%, 1/1/42-2/1/50	22,620	24,003
		130,305
Government National Mortgage Association 6.00%, 8/15/22-12/15/38	6,979	8,152
8.00%, 12/20/22-9/15/30	293	330
4.50%, 4/20/24-1/15/41	16,007	17,867
7.00%, 5/15/27-7/15/32	945	1,074
7.50%, 2/15/28-11/15/31	191	215
6.50%, 5/15/28-8/20/34	1,974	2,293
6.75%, 5/15/28	6	7
5.50%, 4/20/33-6/15/39	11,070	12,852
5.00%, 5/20/33-2/15/39	3,181	3,543
4.00%, 7/15/40-11/20/40	3,667	4,032
		50,365
Total U.S. Government Agency Mortgages (Cost $423,891)		453,837

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (35.0%)
U.S. Treasury Notes 2.63%, 6/15/21	$20,000	$20,019
2.13%, 6/30/21	3,000	3,005
2.63%, 7/15/21	15,000	15,047
2.75%, 8/15/21	10,000	10,056
2.88%, 11/15/21	10,000	10,128
2.00%, 2/15/22	3,000	3,041
0.13%, 5/31/22	14,000	14,007
2.13%, 6/30/22	20,000	20,441
1.88%, 7/31/22	10,000	10,209
1.63%, 8/31/22	20,000	20,383
2.00%, 11/30/22	11,000	11,312
1.38%, 6/30/23	5,000	5,127
0.13%, 9/15/23	6,000	5,992
2.13%, 11/30/23	22,000	23,054
2.00%, 6/30/24	20,000	21,030
1.88%, 8/31/24	10,000	10,487
2.25%, 11/15/24	5,000	5,316
2.13%, 11/30/24	4,000	4,236
2.50%, 1/31/25	7,000	7,520
2.00%, 2/15/25	4,000	4,225
2.13%, 5/15/25	4,500	4,781
0.25%, 7/31/25	6,000	5,916
0.25%, 10/31/25	20,000	19,644
1.38%, 8/31/26	7,000	7,189
1.63%, 10/31/26	7,000	7,272
1.13%, 2/29/28	15,000	14,937
1.25%, 4/30/28	5,000	5,007
0.88%, 11/15/30	7,000	6,587
1.63%, 5/15/31 (e)	10,000	10,042
Total U.S. Treasury Obligations (Cost $299,942)		306,010
Investment Companies (0.0%) (c)
Federated Treasury Obligations Fund Institutional Shares, 0.35% (f)	302,504	303
Total Investment Companies (Cost $303)		303
Repurchase Agreements (3.8%)
Credit Agricole CIB NY, 0.01%, 6/1/21, purchased on 5/28/21, with maturity date of 6/1/21,with a value of $32,800 (collateralized by U.S. Treasury Inflation Bond Index, 1.00%, 2/15/49, with a value of $33,456)	32,800	32,800
Total Repurchase Agreements (Cost $32,800)		32,800

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (1.2%)
Fidelity Investments Money Market Government Portfolio Institutional Shares, 0.01% (f)	962,875	$963
HSBC U.S. Government Money Market Fund I Shares, 0.03% (f)	9,159,875	9,160
Total Collateral for Securities Loaned (Cost $10,123)		10,123
Total Investments (Cost $842,573) — 100.8%		880,994
Liabilities in excess of other assets — (0.8)%		(7,421)
NET ASSETS — 100.00%		$873,573

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2021.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of May 31, 2021, the fair value of these securities was $10,637 (thousands) and amounted to 1.2% of net assets.

(c)  Amount represents less than 0.05% of net assets.

(d)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2021.

(e)  All or a portion of this security is on loan.

(f)  Rate disclosed is the daily yield on May 31, 2021.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Government Securities Fund
Assets:
Investments, at value (Cost $809,773)	$848,194	(a)
Repurchase agreements, at value (Cost $32,800)	32,800
Receivables:
Interest	3,103
Capital shares issued	207
From Adviser	4
Prepaid expenses	16
Total Assets	884,324
Liabilities:
Payables:
Collateral received on loaned securities	10,123
Distributions	31
Capital shares redeemed	254
Accrued expenses and other payables:
Investment advisory fees	93
Administration fees	88
Custodian fees	7
Transfer agent fees	77
Compliance fees	—	(b)
Trustees' fees	1
12b-1 fees	—	(b)
Other accrued expenses	77
Total Liabilities	10,751
Net Assets:
Capital	823,939
Total accumulated earnings/(loss)	49,634
Net Assets	$873,573
Net Assets
Fund Shares	$327,111
Institutional Shares	545,930
Class A	365
Class R6	167
Total	$873,573
Shares (unlimited number of shares authorized with no par value):
Fund Shares	32,603
Institutional Shares	54,402
Class A	36
Class R6	17
Total	87,058
Net asset value, offering and redemption price per share: (c)
Fund Shares	$10.03
Institutional Shares	$10.04
Class A	$10.03
Class R6	$10.01
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.26

(a)  Includes $9,942 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

USAA Government Securities Fund
Investment Income:
Dividends	$1
Interest	22,912
Securities lending (net of fees)	— (a)
Total Income	22,913
Expenses:
Investment advisory fees	839
Administration fees — Fund Shares	524
Administration fees — Institutional Shares	575
Administration fees — Class A	7
Administration fees — Class R6	3
Sub-Administration fees	23
12b-1 fees — Class A	12
Custodian fees	45
Transfer agent fees — Fund Shares	401
Transfer agent fees — Institutional Shares	575
Transfer agent fees — Class A	4
Transfer agent fees — Class R6	1
Trustees' fees	51
Compliance fees	6
Legal and audit fees	73
State registration and filing fees	93
Other expenses	120
Total Expenses	3,352
Expenses waived/reimbursed by Adviser	(25)
Net Expenses	3,327
Net Investment Income (Loss)	19,586
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	12,560
Net change in unrealized appreciation/depreciation on investment securities	(25,484)
Net realized/unrealized gains (losses) on investments	(12,924)
Change in net assets resulting from operations	$6,662

(a)  Rounds to less than $1 thousand.
See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Government Securities Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income (loss)	$19,586	$26,082
Net realized gains (losses) from investments	12,560	6,122
Net change in unrealized appreciation/depreciation on investments	(25,484)	36,218
Change in net assets resulting from operations	6,662	68,422
Distributions to Shareholders:
Fund Shares	(8,877)	(8,215)
Institutional Shares	(15,022)	(18,360)
Class A	(110)	(108)
Class R6	(146)	(169)
Change in net assets resulting from distributions to shareholders	(24,155)	(26,852)
Change in net assets resulting from capital transactions	(124,512)	(107,815)
Change in net assets	(142,005)	(66,245)
Net Assets:
Beginning of period	1,015,578	1,081,823
End of period	$873,573	$1,015,578

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Government Securities Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$56,454	$94,729
Distributions reinvested	8,356	7,575
Cost of shares redeemed	(95,166)	(79,266)
Total Fund Shares	$(30,356)	$23,038
Institutional Shares
Proceeds from shares issued	$7,535	$34,931
Distributions reinvested	15,018	18,170
Cost of shares redeemed	(104,247)	(185,234)
Total Institutional Shares	$(81,694)	$(132,133)
Class A
Proceeds from shares issued	$5,434	$114
Distributions reinvested	20	4
Cost of shares redeemed	(10,287)	(58)
Total Class A	$(4,833)	$60
Class R6
Proceeds from shares issued	$186	$1,713
Distributions reinvested	27	41
Cost of shares redeemed	(7,842)	(534)
Total Class R6	$(7,629)	$1,220
Change in net assets resulting from capital transactions	$(124,512)	$(107,815)
Share Transactions:
Fund Shares
Issued	5,550	9,416
Reinvested	824	756
Redeemed	(9,376)	(7,902)
Total Fund Shares	(3,002)	2,270
Institutional Shares
Issued	739	3,520
Reinvested	1,480	1,814
Redeemed	(10,224)	(18,326)
Total Institutional Shares	(8,005)	(12,992)
Class A
Issued	531	12
Reinvested	2	— (a)
Redeemed	(1,015)	(6)
Total Class A	(482)	6
Class R6
Issued	18	169
Reinvested	3	4
Redeemed	(777)	(53)
Total Class R6	(756)	120
Change in Shares	(12,245)	(10,596)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

16

This page is intentionally left blank.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Government Securities Fund
Fund Shares
Year Ended: May 31, 2021	$10.23	0.21	(b)	(0.15)	0.06	(0.22)	(0.04)
May 31, 2020	$9.84	0.24	(b)	0.39	0.63	(0.24)	—
May 31, 2019	$9.55	0.23		0.29	0.52	(0.23)	—
May 31, 2018	$9.86	0.20		(0.31)	(0.11)	(0.20)	—
May 31, 2017	$10.00	0.20		(0.14)	0.06	(0.20)	—
Institutional Shares
Year Ended: May 31, 2021	$10.23	0.22	(b)	(0.14)	0.08	(0.23)	(0.04)
May 31, 2020	$9.85	0.24	(b)	0.39	0.63	(0.25)	—
May 31, 2019	$9.55	0.24		0.30	0.54	(0.24)	—
May 31, 2018	$9.86	0.21		(0.31)	(0.10)	(0.21)	—
May 31, 2017	$10.00	0.21		(0.14)	0.07	(0.21)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Redemption Fees Added to Beneficial Interests	Net Asset Value, End of Period	Total Return*	Net Expenses^	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Government Securities Fund
Fund Shares
Year Ended: May 31, 2021	(0.26)	—	$10.03	0.56%	0.41%	2.04%	0.41%	$327,111	15%
May 31, 2020	(0.24)	—	$10.23	6.49%	0.43%	2.36%	0.43%	$364,077	11%
May 31, 2019	(0.23)	—	$9.84	5.56%	0.47%	2.42%	0.47%	$328,123	9%
May 31, 2018	(0.20)	—	$9.55	(1.09)%	0.48%	2.09%	0.48%	$333,464	15%
May 31, 2017	(0.20)	—	$9.86	0.62%	0.48%	2.02%	0.48%	$390,897	18%
Institutional Shares
Year Ended: May 31, 2021	(0.27)	—	$10.04	0.75%	0.32%	2.12%	0.32%	$545,930	15%
May 31, 2020	(0.25)	—	$10.23	6.45%	0.36%	2.43%	0.36%	$638,299	11%
May 31, 2019	(0.24)	—	$9.85	5.76%	0.38%	2.55%	0.38%	$742,233	9%
May 31, 2018	(0.21)	—	$9.55	(1.01)%	0.39%	2.18%	0.39%	$251,297	15%
May 31, 2017	(0.21)	—	$9.86	0.71%	0.40%	2.12%	0.40%	$133,607	18%

(continues on next page)

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Government Securities Fund
Class A
Year Ended: May 31, 2021	$10.22	0.19	(d)	(0.14)	0.05	(0.20)	(0.04)
May 31, 2020	$9.84	0.20	(d)	0.39	0.59	(0.21)	—
May 31, 2019	$9.54	0.21		0.30	0.51	(0.21)	—
May 31, 2018	$9.85	0.18		(0.31)	(0.13)	(0.18)	—
May 31, 2017	$10.00	0.17		(0.15)	0.02	(0.17)	—
Class R6
Year Ended: May 31, 2021	$10.22	0.23	(d)	(0.15)	0.08	(0.25)	(0.04)
May 31, 2020	$9.84	0.24	(d)	0.39	0.63	(0.25)	—
May 31, 2019	$9.55	0.24		0.29	0.53	(0.24)	—
May 31, 2018	$9.85	0.22		(0.30)	(0.08)	(0.22)	—
December 1, 2016 (f) through May 31, 2017	$9.80	0.11		0.05	0.16	(0.11)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Amount is less than $0.005 per share.

(f)  Commencement of operations.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

						Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Government Securities Fund
Class A
Year Ended: May 31, 2021	(0.24)	—		$10.03	0.43%	0.70%	1.89%	1.06%	$365	15%
May 31, 2020	(0.21)	—		$10.22	6.04%	0.75%	2.03%	0.80%	$5,299	11%
May 31, 2019	(0.21)	—		$9.84	5.37%	0.75%	2.14%	0.87%	$5,042	9%
May 31, 2018	(0.18)	—	(e)	$9.54	(1.36)%	0.75%	1.82%	0.87%	$4,804	15%
May 31, 2017	(0.17)	—		$9.85	0.25%	0.75%	1.76%	0.93%	$6,089	18%
Class R6
Year Ended: May 31, 2021	(0.29)	—		$10.01	0.75%	0.31%	2.30%	0.46%	$167	15%
May 31, 2020	(0.25)	—		$10.22	6.46%	0.35%	2.43%	0.39%	$7,903	11%
May 31, 2019	(0.24)	—		$9.84	5.68%	0.35%	2.54%	0.51%	$6,425	9%
May 31, 2018	(0.22)	—		$9.55	(0.87)%	0.35%	2.22%	0.64%	$6,345	15%
December 1, 2016 (f) through May 31, 2017	(0.11)	—		$9.85	1.62%	0.35%	2.22%	1.12%	$5,027	18%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Government Securities Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund is classified as diversified under the 1940 Act. Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost provided that amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Repurchase agreements are valued at cost.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$30,920	$—	$30,920
Municipal Bonds	—	47,001	—	47,001
U.S. Government Agency Mortgages	—	453,837	—	453,837
U.S. Treasury Obligations	—	306,010	—	306,010
Investment Company	303	—	—	303
Repurchase Agreements	—	32,800	—	32,800
Collateral for Securities Loaned	10,123	—	—	10,123
Total	$10,426	$870,568	$—	$880,994

For the year ended May 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to at least 102% of principal including accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Investments in repurchase agreements as presented on the Schedule of Portfolio Investments are not net settlement amounts but gross. At May 31, 2021, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Schedule of Portfolio Investments

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$9,942	$—	$10,123

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$23,562	$31,610	$117,599	$254,484

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi annual reports may be viewed at vcm.com. As of May 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	4.9
USAA Target Retirement Income Fund	23.8
USAA Target Retirement 2030 Fund	21.0
USAA Target Retirement 2040 Fund	10.3
USAA Target Retirement 2050 Fund	1.7
USAA Target Retirement 2060 Fund	0.3

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Intermediate U.S. Government Funds Index. The Lipper Intermediate U.S. Government Funds Index tracks the total return performance of the largest funds within the Lipper Intermediate U.S. Government Funds category.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to May 31, 2021, performance adjustments were $(107), $(217), $(2), and $(2) for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were (0.03)%, (0.04)%, (0.05)%, and (0.03)% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, 0.15% and 0.05% of average daily net assets of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and Class R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.01%, average daily net assets, respectively, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A of the Fund. Amounts incurred and paid to the Distributor for the year ended May 31, 2021, are reflected on the Statement of Operations as 12b-1 fees. In addition, the Distributor is entitled to receive commissions on sale of Class A. For the year ended May 31, 2021, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, and other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limits (excluding voluntary waivers) were 0.48%, 0.39%, 0.75%, and 0.35% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2023	Expires 2024	Total
$1	$25	$26

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions.

Prepayment and Extension Risk — Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner's default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage's cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Liquidity Risk — Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund's performance. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease ("COVID-19") have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.

LIBOR Discontinuation Risk — Many debt securities, derivatives, and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2021.

8. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2021			Year Ended May 31, 2020
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$20,872	$3,283	$24,155	$26,305	$547	$26,852

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$81	$12,541	$(1,409)	$11,213	$38,421	$49,634

*   The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of May 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$842,573	$38,718	$(297)	$38,421

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Government Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Government Securities Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

33

USAA Mutual Funds Trust	Supplemental Information May 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

35

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

36

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

37

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

38

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

39

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20- 5/31/21*	Hypothetical Expenses Paid During Period 12/1/20- 5/31/21*	Annualized Expense Ratio During Period 12/1/20- 5/31/21
Fund Shares	$1,000.00	$1,000.10	$1,022.79	$2.14	$2.17	0.43%
Institutional Shares	1,000.00	1,001.50	1,023.19	1.75	1.77	0.35%
Class A	1,000.00	999.40	1,021.44	3.49	3.53	0.70%
Class R6	1,000.00	1,001.60	1,023.29	1.65	1.66	0.33%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2021 (amounts in thousands):

Long-Term Capital Gain Distributions
$3,283

41

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Government Securities Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments.

42

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory, and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews, at its regularly scheduled meetings, information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index, and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund, regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe for the one-, three-, and five-year periods ended September 30, 2020, and was above the average of its performance universe for the ten-year period ended September 30, 2020, and was below its Lipper index for the one-, three-, five-, and ten-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

43

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

45

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23413-0721

MAY 31, 2021

Annual Report

USAA Treasury Money Market Trust®

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information (Unaudited)	22
Trustees' and Officers' Information	22
Proxy Voting and Portfolio Holdings Information	28
Expense Example	28
Advisory Contract Agreement	29
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Never a dull moment. A year ago, we were still coming to grips with a global pandemic, hoping for an effective vaccine, and wondering whether the U.S. Federal Reserve's aggressive actions would continue to mollify financial markets. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and the recovery that began during the second quarter of 2020 continued unabated.

Fast forward to today and investors are suddenly more concerned about labor shortages, rising commodity prices, and whether inflation will prove to be transitory or more lasting. If anything, this merely exemplifies that markets are unpredictable and the environment can and will change rapidly.

Reflecting on the past year, we must consider ourselves fortunate despite the myriad challenges. For starters, it was impressive how quickly the various forms of monetary and fiscal stimulus contributed to a rebound in GDP. Of course, it wasn't a straight line upward and there were bouts of elevated volatility in both bond and stock markets. Late in 2020, for example, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for even more stimulus. Ultimately, stocks were propelled higher in the fourth quarter of 2020 as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As we moved into 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply as many investors began to shift their focus. Deflation was out; inflation was in. Indeed, the potential for a new era of inflation and higher interest rates seems to be the new worry du jour.

So how did the numbers shake out after this unusual year? The S&P 500® Index registered an impressive annual return of approximately 40% for this 12-month period ended May 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped 94 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.59%.

The past year is not one we will forget any time soon. There were many hardships, but we should not overlook the positives and remember our collective spirit and perseverance. Markets endured and even surprised to the upside, but perhaps the key takeaway is that investors need to remain calm in the face of adversity and focused on longer-term investment goals. We believe that's the best approach no matter what the markets throw at us.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

2

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

3

USAA Mutual Funds Trust

USAA Treasury Money Market Trust

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Throughout the 12-month reporting period ending May 31, 2021, the target federal funds ("fed funds") rate was unchanged at a range of between 0.00% and 0.25%. Officials at the U.S. Federal Reserve (the "Fed") set the short-term rate to these low levels in order to support the U.S. economy during the country's battle with COVID-19. Commentary from the Fed indicates that it doesn't expect to raise rates anytime soon. The Fed has said it will keep rates at zero "until it is confident that the economy has weathered recent events and is on track" to achieve its goals of stable prices and strong employment. As a result of the Fed's interest rate target of zero during the reporting period, short-term interest rates remained extremely low. This resulted in extremely low yields on U.S Treasury bills and short-term notes during the reporting period.

•  How did the USAA Treasury Money Market Trust (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2021, the Fund had a return of 0.03%, compared to an average of 0.02% for the funds in the Lipper U.S. Treasury Money Market Funds category.

•  What strategies did you employ during the period?

In keeping with our investment approach, we continued to invest the Fund in securities with maturities of 397 days or less, that are backed by the full faith and credit of the U.S. government. During the reporting period, the Fund lengthened its weighted average maturity in order to earn as much yield as possible. The Fund also lowered its weighting in U.S. Treasury floating-rate notes in anticipation that short-term interest rates would continue to move down over the near term.

Thank you for allowing us to assist in your investment needs.

4

USAA Mutual Funds Trust

USAA Treasury Money Market Trust

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended May 31, 2021

Fund Shares
INCEPTION DATE	2/1/91
Net Asset Value
One Year	0.03%
Five Year	0.82%
Ten Year	0.41%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit in a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Treasury Money Market Trust — Growth of $10,000

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

5

USAA Mutual Funds Trust USAA Treasury Money Market Trust	May 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund's investment objective seeks to provide investors maximum current income while maintaining the highest degree of safety and liquidity.

Portfolio Mix

May 31, 2021

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust USAA Treasury Money Market Trust	Schedule of Portfolio Investments May 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Obligations (60.3%)
U.S. Treasury Bills 0.03%, 6/17/21 (a)	$25,000	$24,999
0.02%, 7/1/21 (a)	25,000	24,999
0.04%, 7/6/21 (a)	25,000	24,999
0.04%, 7/15/21 (a)	25,000	25,000
0.02%, 8/12/21 (a)	25,000	24,999
0.05%, 8/26/21 (a)	25,000	24,997
0.02%, 8/31/21 (a)	25,000	24,999
0.04%, 9/9/21 (a)	25,000	24,997
0.05%, 9/16/21 (a)	25,000	24,996
0.04%, 9/23/21 (a)	25,000	24,997
0.04%, 10/14/21 (a)	25,000	24,997
0.03%, 11/26/21 (a)	25,000	24,997
Total U.S. Treasury Obligations (Cost $299,976)		299,976
Repurchase Agreements (40.3%)
Bank of America Corp., 0.01%, 6/1/21, purchased on 5/28/21, with a maturity date of 6/1/21, with a value of $200,000 (collateralized by U.S. Treasury Inflation Note Index, 0.25%, due 7/15/29, with a value of $204,000) (b)	200,000	200,000
Total Repurchase Agreements (Cost $200,000)		200,000
Total Investments (Cost $499,976) — 100.6%		499,976
Liabilities in excess of other assets — (0.6)%		(3,199)
NET ASSETS — 100.00%		$496,777

(a)  Rate represents the effective yield at May 31, 2021.

(b)  U.S. Treasury inflation-indexed notes — designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

See notes to financial statements.

7

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Treasury Money Market Trust
Assets:
Investments, at value (Cost $299,976)	$299,976
Repurchase agreements, at value (Cost $200,000)	200,000
Receivables:
Interest	—	(a)
Capital shares issued	306
From Adviser	303
Prepaid expenses	17
Total Assets	500,602
Liabilities:
Payables:
Distributions	—	(a)
To custodian	3,555
Capital shares redeemed	71
Accrued expenses and other payables:
Investment advisory fees	53
Administration fees	42
Custodian fees	2
Transfer agent fees	44
Compliance fees	—	(a)
Trustees' fees	1
Other accrued expenses	57
Total Liabilities	3,825
Net Assets:
Capital	496,777
Total accumulated earnings/(loss)	—	(a)
Net Assets	$496,777
Shares (unlimited number of shares authorized with no par value):	496,778
Net asset value, offering and redemption price per share: (b)	$1.00

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2021

(Amounts in Thousands)

	USAA Treasury Money Market Trust
Investment Income:
Interest	$821
Total Income	821
Expenses:
Investment advisory fees	649
Administration fees	519
Sub-Administration fees	7
Custodian fees	21
Transfer agent fees	520
Trustees' fees	53
Compliance fees	6
Legal and audit fees	59
State registration and filing fees	59
Other expenses	103
Total Expenses	1,996
Expenses waived/reimbursed by Adviser	(1,348)
Net Expenses	648
Net Investment Income	173
Net realized gains (losses) from investments	—	(a)
Change in net assets resulting from operations	$173

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Treasury Money Market Trust
	Year Ended May 31, 2021	Year Ended May 31, 2020
From Investments:
Operations:
Net investment income	$173	$65,177
Net realized gains (losses) from investments	— (a)	—
Change in net assets resulting from operations	173	65,177
Change in net assets resulting from distributions to shareholders	(173)	(65,177)
Change in net assets resulting from capital transactions	(47,136)	(4,315,085)
Change in net assets	(47,136)	(4,315,085)
Net Assets:
Beginning of period	543,913	4,858,998
End of period	$496,777	$543,913
Capital Transactions:
Proceeds from shares issued	$161,288	$15,634,427
Distributions reinvested	171	65,132
Cost of shares redeemed	(208,595)	(20,014,644)
Change in net assets resulting from capital transactions	$(47,136)	$(4,315,085)
Share Transactions:
Issued	161,289	15,634,427
Reinvested	171	65,132
Redeemed	(208,595)	(20,014,644)
Change in Shares	(47,135)	(4,315,085)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

10

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11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions
USAA Treasury Money Market Trust
Year Ended: May 31, 2021	$1.00	—	(a)(b)	—	(b)	—	(b)	— (b)	— (b)
May 31, 2020	$1.00	0.01	(a)	—		0.01		(0.01)	(0.01)
May 31, 2019	$1.00	0.02		—		0.02		(0.02)	(0.02)
May 31, 2018	$1.00	0.01		—		0.01		(0.01)	(0.01)
May 31, 2017	$1.00	—	(b)	—		—	(b)	— (b)	— (b)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 3 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Amount is less than $0.005.

(c)  Prior to August 1, 2017, USAA Asset Management Company ("AMCO") (previous Adviser) voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return*		Net Expenses^		Net Investment Income	Gross Expenses	Net Assets, End of Period (000's)
USAA Treasury Money Market Trust
Year Ended: May 31, 2021	$1.00	0.03%		0.12%		0.03%	0.38%	$496,777
May 31, 2020	$1.00	1.23%		0.33%		1.21%	0.34%	$543,913
May 31, 2019	$1.00	1.88%		0.35%		1.88%	0.35%	$4,858,998
May 31, 2018	$1.00	0.89	%(c)	0.35	%(c)	0.91%	0.35%	$3,732,359
May 31, 2017	$1.00	0.08%		0.35%		0.12%	0.39%	$2,626,050

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Treasury Money Market Trust (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a government money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a government money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

The Fund has adopted policies and procedures permitting the Board of Trustees (the "Board") of the Fund to impose a liquidity fee or to temporarily suspend redemptions from the Fund (a "redemption gate") if the Fund's weekly liquid assets fall below specific thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Repurchase agreements are valued at cost.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or for whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to at least 102% of principal including accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Investments in repurchase agreements as presented on the Schedule of Portfolio Investments are not net settlement amounts but gross. At May 31, 2021, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Schedule of Portfolio Investments.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.10% of average daily net assets of the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund. Transfer agent's fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, of average daily net assets, plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. The Distributor received no fees or other compensation for such distribution services.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Expenses, interest, taxes, brokerage commissions, and other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2021, the expense limit (excluding voluntary waivers) was 0.35%.

Under the terms of the expense limitation agreement, amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Fund was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

In addition, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit agreement of 0.35%. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees,the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver.

As of May 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at May 31, 2021.

Expires 2023	Expires 2024	Total
$745	$1,348	$2,093

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets, and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts, to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines, and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Stable Net Asset Value Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Interest Rate Risk — When interest rates rise, debt security prices generally fall. The opposite also generally is true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of debt securities. The Fund's yield will vary. A sharp and unexpected rise in interest rates could cause the Fund's share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield and could also impair the Fund's ability to maintain a stable net asset value ("NAV").

Large Shareholders Risk — The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

5. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the committed Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2021, Citibank received an annual commitment fee of 0.15% on the $300 million committed Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. For the period June 29, 2020, through April 30, 2021, under an amended Line of Credit agreement, Citibank received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the next amendment, the annual commitment fee of 0.15% will remain unchanged and the upfront fee of 0.10% is discontinued. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2021.

6. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2021		Year Ended May 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$173	$173	$65,177	$65,177

As of May 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Total Accumulated Earnings (Loss)
$5	$(4)	$1	$(1)	$—

As of May 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$1	$1

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2021

As of May 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$499,976	$—	$—	$—

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Treasury Money Market Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Treasury Money Market Trust (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 28, 2021

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USAA Mutual Funds Trust	Supplemental Information May 31, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None

Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c)(d) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

(d)  Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund makes available on VCM.com a complete list of portfolio holdings No sooner than 5 business days after the end of each month. Form N-MFP is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020, through May 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/20	Actual Ending Account Value 5/31/21	Hypothetical Ending Account Value 5/31/21	Actual Expenses Paid During Period 12/1/20-5/31/21*	Hypothetical Expenses Paid During Period 12/1/20-5/31/21*	Annualized Expense Ratio During Period 12/1/20-5/31/21
$1,000.00	$1,000.00	$1,024.68	$0.25	$0.25	0.05%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

USAA Treasury Money Market Trust (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory, and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews, at its regularly scheduled meetings, information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index, and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail open-end investment companies with the same classification/objective as the Fund, regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five-, and ten-year periods ended September 30, 2020, and was below its Lipper index for the one-, three-, five-, and ten-year periods ended September 30, 2020. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2021

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may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

31

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23415-0721

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees (1)	$329,388	$360,330
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	46,446	67,388
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2) For the fiscal years ended May 31, 2021 and May 31, 2020, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with PFIC Analyzer Service and tax consulting services.

(4) For the fiscal years ended May 31, 2021 and May 31, 2020, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2021	$46,446	$123,184
2020	$67,388	$155,957

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO); and the Funds' transfer agent, Victory Capital Transfer Agency Inc. and prior transfer agent, USAA Shareholder Account Services (SAS), which includes aggregate fees accrued or paid to Ernst & Young, LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Effective July 1, 2019, AMCO, the prior investment adviser to the Funds, and SAS, the prior transfer agent to the Funds, were acquired by Victory Capital Holdings, Inc. Effective July 1, 2019, Victory Capital Management Inc. is the new investment adviser and administrator to the Funds; SAS was renamed Victory Capital Transfer Agency, Inc. and is the new transfer agent to the Funds.

Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2020 and also provided certain tax services to Victory Capital Holdings, Inc. in 2019 that were not required to be pre-approved by the Registrant's Audit and Compliance Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)      Not applicable.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	August 5, 2021

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	August 5, 2021